--------------------------------------------------------------------------------
                                 SMITH BARNEY
                             U.S. 5000 INDEX FUND

--------------------------------------------------------------------------------

           RESEARCH SERIES  |  SEMI-ANNUAL REPORT  |  JUNE 30, 2001

                                [LOGO] Smith Barney
                                       Mutual Funds
                  Your Serious Money. Professionally Managed./SM/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

              Research Series
       [GRAPHIC]

      Semi-Annual Report . June 30, 2001

      SMITH BARNEY U.S. 5000
      INDEX FUND

      BARCLAYS GLOBAL FUND ADVISORS

      Barclays Global Fund Advisors has been selected to "passively" manage the Master Portfolio. The Portfolio's holdings are adjusted periodically to reflect the changing composition of the index.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth by approximating, before fees and expenses, the performance of the Wilshire 5000 Total Stock Market Index (Wilshire 5000 Index). The Fund invests all of its assets in a "Master Portfolio" representing a sampling of securities similar to the Wilshire 5000 Index, a capitalization-weighted index of over 7,000 U.S. equity securities for which daily pricing is available.

What's Inside

     Letter from the Chairman of the Smith Barney U.S. 5000 Index Fund  1
     Smith Barney U.S. 5000 Index Fund
     Historical Performance...........................................  3
     Growth of $10,000................................................  5
     Statement of Assets and Liabilities..............................  6
     Statement of Operations..........................................  7
     Statements of Changes in Net Assets..............................  8
     Notes to Financial Statements....................................  9
     Financial Highlights............................................. 11
     Master Investment Portfolio
     Schedules of Investments......................................... 13
     Statements of Assets and Liabilities............................. 45
     Statements of Operations......................................... 46
     Statements of Changes in Net Assets.............................. 47
     Notes to Financial Statements.................................... 49

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                               [PHOTO]
                               Heath B. McLendon
                               Chairman




                         Dear Shareholder:

                         We are pleased to present the semi-annual report for the Smith Barney U.S. 5000 Index Fund ("Fund") for the period ended June 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this report to be useful and informative.

                         Investment Objective and Strategy
                         The Fund seeks to provide long-term capital growth by approximating, before fees and expenses, the performance of the Wilshire 5000 Total Stock Market Index ("Wilshire 5000"). The Wilshire 5000 is an unmanaged capitalization-weighted index of over 7,000 U.S. equity securities and consists of all the U.S. stocks regularly traded on the New York and American Stock Exchanges and The NASDAQ Stock Market for which daily pricing is available./1/ The Wilshire 5000 is comprised of the stocks in the Standard & Poor's 500 Index ("S&P 500"),/2/ except for a small number of foreign stocks that represent approximately 3% of the S&P 500, and the stocks in the Wilshire 4500 Index ("Wilshire 4500")./3/

Performance Update
For the six months ended June 30, 2001, the Smith Barney U.S. 5000 Index Shares without sales charges returned a negative 6.46%. For the same period, the Citi U.S. 5000 Index Shares without sales charges returned a negative 6.44%. In comparison, the Wilshire 5000 returned a negative 5.72% for the same period.

Financial Markets Overview
The first half of 2001 proved to be a challenging time for U.S. stocks. Led by the continued contraction of the economy, stock market volatility persisted through June, giving investors little respite. In response to the economic slowdown, the U.S. Federal Reserve Board ("Fed") eased short-term interest rates on six separate occasions during the period.

Stock markets initially responded favorably to the Fed's actions. After a brief run, however, a wave of deteriorating economic data, negative earnings preannouncements, and fears of a Japanese financial crisis overwhelmed the confidence of investors. At the time of this report, stock markets lay battered and well below end-of-2000 levels. The Fund's performance suffered as well.

By the end of the period, consumer and business confidence had eroded to recession-like levels. While consumer spending remained surprisingly strong, business investment (capital spending) slowed abruptly. We believe the economy is following the script of a classic boom-bust cycle more closely than we have witnessed in many years. The classic boom-bust cycle is characterized by the excess capacity and inventory-building that occur after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure; time and patience may be required to absorb or shut down excess capacity, and to use up or write off excess inventory.

--------
1 Please note that the Wilshire 5000 is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.
2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 The Wilshire 4500 measures the performance of all small- and mid-cap stocks.
  It is constructed using the Wilshire 5000 securities minus the companies in the S&P 500 removed. Please note that an investor cannot invest directly in an index.


1    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

Throughout the period we saw a huge amount of overcapacity in telecommunications, fiber optics, PCs and semiconductors. Many investors, investment professionals and companies had thought that demand would be more than sufficient to absorb the growing supply. In hindsight, they were wrong. We think that historically high inventory levels need to be worked down over time before any sustainable rally in technology stocks can occur.

With the environment described above as a backdrop, the large cap technology companies such as Intel, Texas Instruments and Dell Computer experienced price decreases during the period, negatively impacting the Fund's performance. Consumer stocks were a mixed lot, with names like Coca-Cola and Procter & Gamble still working through the effects of global weakness, while Pepsico and Wrigley Jr. successfully navigated the difficult waters. Financial services were also mixed -- insurers and banks (AIG, Wells Fargo, Bank One) held up well, while noted brokerage firms (Merrill Lynch, Morgan Stanley Dean Witter) were weak as commissions and investment banking revenues fell. Pharmaceuticals filled their classic defensive role and held up well in the turmoil. Johnson & Johnson, Merck, Amgen and Pfizer aided the Fund's performance.

In January, 2001, some of the small cap stocks in the Wilshire 5000 that had performed well in the prior year in areas such as health care services and energy were affected dramatically by the Fed's surprise rate cuts. The Fed's rate cuts caused a rotation out of traditionally defensive stocks such as health care services, hospitals, HMOs and insurance companies, and caused some of the worst performances in small cap stocks that we have seen in years. In February and March 2001, technology stocks continued to decline, acting as a drag on the Fund's performance during the latter stages of the period.

Market Outlook
The Fed's 25 basis point/4/ rate cut in the last week of June represented a notable departure from its preceding five cuts during the period, which were all 50 basis points. This may signal the tail end of the Fed's easing cycle. The economy, however, clearly still faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, excess inventories are written off and layoffs increase. While there are no guarantees, we believe, however, that the present retrenchment may serve as a framework for improved profitability in the months and quarters ahead, possibly setting the stage for a recovery in the latter part of 2001.

Thank you for your investment in the Smith Barney U.S. 5000 Index Fund.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

June 12, 2001
Past performance is no indication of future results. The information contained herein is as of June 30, 2001. It is intended to be neither a forecast of future events, a guarantee of future results, nor investment advice. The information provided should not be construed as a recommendation to purchase or sell any individual security.

--------
4 A basis point is 0.01% or one one-hundredth of a percent.


2    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Smith Barney U.S. 5000 Index Shares/(1)/



                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
Period Ended           of Period of Period Dividends Distributions Returns/(2)/
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6/30/01                 $10.52    $ 9.84     $0.00       $0.00        (6.46)%+
--------------------------------------------------------------------------------
12/31/00                 11.64     10.52      0.05        0.01        (9.08)
--------------------------------------------------------------------------------
Inception* -- 12/31/99   10.00     11.64      0.00        0.00        16.40+
--------------------------------------------------------------------------------
 Total                                       $0.05       $0.01
--------------------------------------------------------------------------------

 Average Annual Total Returns

                            Without Sales Charges/(2)/ With Sales Charges/(3)/
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Six Months Ended 6/30/01+            (6.46)%                   (7.17)%
 ------------------------------------------------------------------------------
 Year Ended 6/30/01                  (15.58)                   (15.58)
 ------------------------------------------------------------------------------
 Inception* through 6/30/01           (0.59)                    (0.59)
 ------------------------------------------------------------------------------

 Cumulative Total Return

                                        Without Sales Charges/(2)/
             ------------------------------------------------------
             ------------------------------------------------------
             Inception* through 6/30/01           (1.01)%
             ------------------------------------------------------

(1) Effective September 5, 2000, Class A shares were renamed Smith Barney U.S. 5000 Index shares ("SB shares").
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the redemption fee.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any and reflects the deduction of the 0.75% redemption fee. Effective September 5, 2000, SB shares will charge a redemption fee, payable to the Fund, on the sale or exchange of any shares purchased on or after September 5, 2000 and held for less than 180 days. Shares purchased prior to September 5, 2000 are not subject to the redemption fee.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 *  Inception date for SB shares is October 18, 1999.


3    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Citi U.S. 5000 Index Shares



                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
Period Ended           of Period of Period Dividends Distributions Returns+/(1)/
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
6/30/01                 $10.56    $ 9.88     $0.00       $0.00         (6.44)%
---------------------------------------------------------------------------------
Inception* -- 12/31/00   11.95     10.56      0.03        0.01        (11.33)%
---------------------------------------------------------------------------------
Total                                        $0.03       $0.01
---------------------------------------------------------------------------------

 Average Annual Total Returns+

                            Without Sales Charges/(1)/ With Sales Charges/(2)/
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Six Months Ended 6/30/01             (6.44)%                   (7.14)%
 ------------------------------------------------------------------------------
 Inception* through 6/30/01          (17.04)                   (17.04)
 ------------------------------------------------------------------------------

 Cumulative Total Return

                                        Without Sales Charges/(1)/
             ------------------------------------------------------
             ------------------------------------------------------
             Inception* through 6/30/01          (17.04)%
             ------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the redemption fee.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any and reflects the deduction of the 0.75% redemption fee. Effective September 5, 2000, Citi U.S. 5000 Index shares ("Citi shares") will charge a redemption fee, payable to the Fund, on the sale or exchange of any shares purchased on or after September 5, 2000 and held for less than 180 days. Shares purchased prior to September 5, 2000 are not subject to the redemption fee.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*   Inception date for Citi shares is September 15, 2000.


4   Smith Barney U.S. 5000 Index Fund  |  2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance (unaudited)


Growth of $10,000 Invested in SB Shares of the
Smith Barney U.S. 5000 Index Fund vs. Wilshire 5000 Index+

--------------------------------------------------------------------------------

                           October 1999 -- June 2001

[CHART]
               SB U.S. 5000 Index Fund         Wilshire 5000 Index
Oct 1999               10,000                          10,000
Dec 1999               11,640                          11,120
Jun 2000               11,726                          11,044
Dec 2000               10,583                           9,927
Jun 2001                9,899                           9,358

+Hypothetical illustration of $10,000 invested in SB shares on October 18, 1999
 (inception date), assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2001. The Wilshire 5000 Index is a capitalization-weighted index of over 7,000 U.S. equity securities and consists of all the U.S. stocks regularly traded on the New York and American Stock Exchanges and the NASDAQ over-the-counter market for which daily pricing is available. The Wilshire 5000 is comprised of stocks in the Standard & Poor's 500 Index ("S&P 500") except for a small number of foreign stocks that represent approximately 3% of the S&P 500, and the stocks in the Wilshire 4500 Index. An investor cannot invest directly in an index. The performance of the Fund's Citi shares may be greater or less than the SB shares' performance indicated on this chart, depending on whether greater or lesser expenses were incurred by the Fund.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


5    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND

 Statement of Assets and Liabilities (unaudited)                  June 30, 2001

ASSETS:
   Investment in Master Portfolio, at value (Note 1)         $ 7,721,720
   Receivable from Administrator                                 189,593
   Receivable for Fund shares sold                               154,803

--------------------------------------------------------------------------
   Total Assets                                                8,066,116

--------------------------------------------------------------------------
LIABILITIES:
   Distribution fees payable                                       1,289
   Payable for Fund shares purchased                                 208
   Accrued expenses                                               64,684

--------------------------------------------------------------------------
   Total Liabilities                                              66,181

--------------------------------------------------------------------------
Total Net Assets                                             $ 7,999,935

--------------------------------------------------------------------------
NET ASSETS:
   Paid in capital                                           $ 9,577,147
   Undistributed net investment income                            17,081
   Accumulated net realized loss from security transactions     (130,044)
   Net unrealized depreciation of investments                 (1,464,249)

--------------------------------------------------------------------------
Total Net Assets                                             $ 7,999,935

--------------------------------------------------------------------------
Shares Outstanding:
   SB Shares                                                     811,683
------------------------------------------------------------------------
   Citi Shares                                                     1,241
------------------------------------------------------------------------
Net Asset Value:
   SB Shares*                                                      $9.84
------------------------------------------------------------------------
   Citi Shares*                                                    $9.88

--------------------------------------------------------------------------

*Redemption price is NAV for shares purchased prior to September 5, 2000. If shares were purchased on or after September 5, 2000, redemption price is NAV reduced by a 0.75% redemption fee, which is applicable, if shares are sold or exchanged within 180 days from initial purchase (See Note 2).


                      See Notes to Financial Statements.



6    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND



 Statement of Operations (unaudited)     For the Six Months Ended June 30, 2001

INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO:
   Dividends                                                             $    35,537
   Interest                                                                    6,390
   Less: Expenses (Note 2)                                                    (2,232)

--------------------------------------------------------------------------------------
   Net Investment Income Allocated From Master Portfolio                      39,695

--------------------------------------------------------------------------------------
EXPENSES:
   Shareholder communications                                                 30,784
   Shareholder servicing fees                                                 22,567
   Audit and legal                                                            20,370
   Fund accounting and administration fees (Note 2)                            8,652
   Distribution plan fees (Note 2)                                             7,248
   Administration fees (Note 2)                                                5,953
   Registration fees                                                           3,670
   Trustees and meeting fees                                                   2,911
   Other                                                                       4,200

--------------------------------------------------------------------------------------
   Total Expenses                                                            106,355

--------------------------------------------------------------------------------------
   Less: Administration fee waiver (Note 2)                                   (5,953)
       Expense reimbursement by Administrator (Note 2)                       (77,744)

--------------------------------------------------------------------------------------
   Total Waivers and Reimbursements                                          (83,697)

--------------------------------------------------------------------------------------
   Net Expenses                                                               22,658

--------------------------------------------------------------------------------------
Net Investment Income                                                         17,037

--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIO (NOTE 1):
   Realized Loss From:
     Security transactions                                                  (106,957)

--------------------------------------------------------------------------------------
   Net Realized Loss                                                        (106,957)

--------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of period                                                   1,043,772
     End of period                                                        (1,464,249)

--------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                  (420,477)

--------------------------------------------------------------------------------------
Net Loss on Investments                                                     (527,434)

--------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                   $  (510,397)

--------------------------------------------------------------------------------------



                      See Notes to Financial Statements.



7    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND


 Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000

                                                                      2001         2000

---------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                           $    17,037  $    30,965
   Net realized gain (loss)                                           (106,957)       6,535
   Increase in net unrealized depreciation                            (420,477)  (1,104,188)

---------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                             (510,397)  (1,066,688)

---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                    --      (35,676)
   Net realized gain                                                        --       (9,651)

---------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distribution to Shareholders                 --      (45,327)

---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 3):
   Net proceeds from sale of shares                                  1,902,892   10,269,563
   Net asset value of shares issued for reinvestment of dividends       41,309       44,259
   Cost of shares reacquired                                        (1,232,463)  (2,689,778)

---------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                 711,738    7,624,044

---------------------------------------------------------------------------------------------
Increase in Net Assets                                                 201,341    6,512,029

NET ASSETS:
   Beginning of period                                               7,798,594    1,286,565

---------------------------------------------------------------------------------------------
   End of period*                                                  $ 7,999,935  $ 7,798,594

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $17,081          $44

---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



8    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND


 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies

The Smith Barney U.S. 5000 Index Fund ("Fund") is a separate series of Smith Barney Investment Trust ("Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. To achieve its investment objective, the Fund invests all of its investable assets in the U.S. Equity Index Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), a registered open-end management investment company with the same investment objective as the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's interest in the net assets of the Master Portfolio. As of June 30, 2001, the value of the Fund's investment in the Master Portfolio was 1.48% of the outstanding interest of the Master Portfolio.

The financial statements of the Master Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The significant accounting policies consistently followed by the Fund are in conformity with accounting principles generally accepted in the United States of America and are as follows: (a) valuation of securities by the Master Portfolio is discussed in Note 1 of the Master Portfolio's Notes to Financial Statements, which are included elsewhere in this report; (b) the Fund earns income, net of Master Portfolio expenses, daily based on its investment in the Master Portfolio; (c) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (d) the Fund bears a pro rata portion of the investment advisory and administration fees paid by the Master Portfolio; (e) dividends and distributions to shareholders are recorded on ex-dividend date; (f) all the net investment income, realized and unrealized gain and loss of the Master Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Master Portfolio at the time of such determination. Investment transactions are accounted for on the trade date. Realized gains and losses are determined on the identified cost basis; and (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income and accumulated net realized loss amounting to $3,804 and $(21,596), respectively was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the presentation of the Fund's financial statements. These changes are not expected to have any material impact on the net assets of the Fund.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings, which, in turn, is a subsidiary of Citigroup, Inc. ("Citigroup") acts as the Fund's administrator. The Fund's management fee is calculated at an annual rate not to exceed 0.23% of the Fund's average daily net


9    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND
assets. This management fee includes an investment management and administration fee payable by the Master Portfolio (0.08% of the Master Portfolio's average daily net assets); and an administration fee (0.15% of the Fund's average daily net assets) payable by the Fund. This fee is calculated daily and paid monthly. For the six months ended June 30, 2001, SBFM waived all of its administration fees and agreed to reimburse expenses of $77,744.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the six months ended June 30, 2001, the Fund paid transfer agent fees of $53,789 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its SB shares calculated at an annual rate of 0.20% of the average daily net assets of the Fund.

Effective September 5, 2000, SB and Citi shares started to charge a redemption fee, payable to the Fund, on the sale or exchange of any shares purchased on or after September 5, 2000 and held for less than 180 days. Shares purchased prior to September 5, 2000 are not subject to redemption fees.

Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates. Neither received compensation from the Fund or the Trust for providing services to the Fund.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). The Fund has the ability to issue multiple classes of shares. Effective September 5, 2000, Class A shares were renamed Smith Barney U.S. 5000 Index shares ("SB Shares"). Transactions in shares of beneficial interest were as follows:

                                              Six Months Ended          Year Ended
                                               June 30, 2001        December 31, 2000*
                                           ---------------------  ---------------------
SB Shares                                   Shares     Amount      Shares     Amount
-----------------------------------------------------------------------------------------
Shares sold                                 189,963  $ 1,890,892   877,396  $10,266,770
Shares issued on reinvestment of dividends    3,926       41,301     4,179       44,250
Shares reacquired                          (123,613)  (1,230,162) (250,659)  (2,689,641)
-----------------------------------------------------------------------------------------
Net Increase                                 70,276  $   702,031   630,916  $ 7,621,379
-----------------------------------------------------------------------------------------

Citi Shares
-----------------------------------------------------------------------------------------
Shares sold                                   1,227  $    12,000       252  $     2,793
Shares issued on reinvestment of dividends        1            8         1            9
Shares reacquired                              (228)      (2,301)      (12)        (137)
-----------------------------------------------------------------------------------------
Net Increase                                  1,000  $     9,707       241  $     2,665
-----------------------------------------------------------------------------------------

* For Citi shares, transactions are for the period from September 15, 2000 (inception date) to December 31, 2000.


10    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND



 Financial Highlights

For a share of beneficial interest outstanding throughout the year ended December 31, unless otherwise noted:

    SB Shares                                2001/(1)/     2000   1999/(2)/

    -------------------------------------------------------------------------
    Net Asset Value, Beginning of Period      $10.52     $11.64    $10.00

    -------------------------------------------------------------------------
    Income (Loss) From Operations:
     Net investment income/(3)(4)/              0.02       0.06      0.01
     Net realized and unrealized gain (loss)   (0.70)     (1.12)     1.63

    -------------------------------------------------------------------------
    Total Loss From Operations                 (0.68)     (1.06)     1.64

    -------------------------------------------------------------------------
    Less Distributions:
     Net investment income                        --      (0.05)       --
     Net realized gains                           --      (0.01)       --

    -------------------------------------------------------------------------
    Total Distributions                           --      (0.06)       --

    -------------------------------------------------------------------------
    Net Asset Value, End of Period            $ 9.84     $10.52    $11.64

    -------------------------------------------------------------------------
    Total Return                               (6.46)%++  (9.08)%   16.40%++

    -------------------------------------------------------------------------
    Net Assets, End of Period (000's)         $7,988     $7,796    $1,287

    -------------------------------------------------------------------------
    Ratios to Average Net Assets:
     Expenses/(4)(5)(6)/                        0.68%+     0.68%     0.68%+
     Net investment income                      0.60+      0.50      0.62+

    -------------------------------------------------------------------------
    Portfolio Turnover Rate/(7)/                   5%        17%        9%

    -------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) For the period from October 18, 1999 (commencement of operations) to December 31, 1999.
(3) Per share amounts have been calculated using the monthly average shares method.
(4) SBFM has agreed to waive all of its administration fees for the six months ended June 30, 2001, the year ended December 31, 2000 and the period ended December 31, 1999. In addition, SBFM has agreed to reimburse expenses amounting to $77,744, $184,346 and $23,824 for the six months ended June 30, 2001, the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived or expenses reimbursed, the per share decrease to net investment income and actual expense ratio would have been as follows:

                 Per Share Decrease to Expense Ratio Without Fee Waiver and
                 Net Investment Income        Expense Reimbursement
                 --------------------- ------------------------------------
                  2001    2000   1999     2001         2000        1999
                  -----  -----  -----     ----         ----      -------
       SB Shares $0.10   $0.34  $0.21   2.96%+       3.63%     22.19%+

(5) As a result of an expense limitation, expense ratios will not exceed 0.68%.
(6) This expense ratio includes expenses allocated from the Master Portfolio.
(7) This rate represents the portfolio turnover rate of the U.S. Equity Index Master Portfolio.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


11    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY U.S. 5000 INDEX FUND

For a share of beneficial interest outstanding throughout the period ended December 31, unless otherwise noted:

            Citi Shares                          2001/(1)/ 2000/(2)/
            ---------------------------------------------------------
            Net Asset Value, Beginning of Period  $10.56   $ 11.95
            ---------------------------------------------------------
            Income (Loss) From Operations:
             Net investment income/(3)(4)/          0.02      0.03
             Net realized and unrealized loss      (0.70)    (1.38)
            ---------------------------------------------------------
            Total Loss From Operations             (0.68)    (1.35)
            ---------------------------------------------------------
            Less Distributions:
             Net investment income                    --     (0.03)
             Net realized gains                       --     (0.01)
            ---------------------------------------------------------
            Total Distributions                       --     (0.04)
            ---------------------------------------------------------
            Net Asset Value, End of Period        $ 9.88   $ 10.56
            ---------------------------------------------------------
            Total Return++                         (6.44)%  (11.33)%
            ---------------------------------------------------------
            Net Assets, End of Period (000's)        $12        $3
            ---------------------------------------------------------
            Ratios to Average Net Assets+:
             Expenses/(4)(5)(6)/                    0.48%     0.48%
             Net investment income                  0.80      0.86
            ---------------------------------------------------------
            Portfolio Turnover Rate/(7)/               5%       17%
            ---------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) For the period from September 15, 2000 (inception date) to December 31,
    2000.
(3) Per share amounts have been calculated using the monthly average shares method.
(4) SBFM has agreed to waive all of its administration fees for the six months ended June 30, 2001, the year ended December 31, 2000 and the period ended December 31, 1999. In addition, SBFM has agreed to reimburse expenses amounting to $77,744, $184,346 and $23,824 for the six months ended June 30, 2001, the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived or expenses reimbursed, the decrease to net investment income and actual expense ratio for Citi shares would have been $69.00 and $63.87 and 273.00% and 2,015.16%, respectively, for the six months ended June 30, 2001 and the period ended December 31, 2000.
(5) As a result of an expense limitation, expense ratios will not exceed 0.48%.
(6) This expense ratio includes expenses allocated from the Master Portfolio.
(7) This rate represents the portfolio turnover rate of the U.S. Equity Index Master Portfolio.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


12   Smith Barney U.S. 5000 Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited)                             June 30, 2001


         --------------------------------------------------------------
         Extended Index
         Master Portfolio                          Shares        Value

         --------------------------------------------------------------
         COMMON STOCKS--96.89%
         --------------------------------------------------------------
         Advertising--0.55%
         +   Ackerly Group Inc. (The)              2,920  $     32,732
         +   ADVO Inc.                             1,402        47,878
         +   APAC Customer Services Inc.           3,944        12,502
         +   Aptimus Inc.                          3,600         1,080
         +   Catalina Marketing Corp.              3,651       111,392
         +   Donnelley (R.H.) Corp.                1,530        48,960
         +   Getty Images Inc.                     3,366        88,391
             Grey Global Group Inc.                   55        36,575
         +   Ha-Lo Industries Inc.                 3,404         1,362
             Harte-Hanks Inc.                      4,576       113,302
         +   Interep National Radio Sales Inc. "A" 3,040        17,328
         +   Key3Media Group Inc.                  4,537        52,675
         +   Lamar Advertising Co.                 5,176       227,744
         +   Marketing Services Group Inc.         7,800         6,396
         +   Modem Media Inc.                      2,000         7,660
             Penton Media Inc.                     2,719        47,582
         +   Simon Worldwide Inc.                  1,891         5,219
         +   Sitel Corp.                           4,768         7,629
         +*  24/7 Media Inc.                       2,732           847
         +   Valuevision International Inc. "A"    2,142        46,588
         +   West Corp.                            4,233        93,168
                                                          ------------
                                                             1,007,010
                                                          ------------
         Aerospace/Defense--0.38%
             AAR Corp.                             2,040        34,884
         +   Alliant Techsystems Inc.                836        75,156
         +   BE Aerospace Inc.                     2,187        41,662
             Curtiss Wright Corp.                  1,056        56,707
         +   Fairchild Corp. (The) "A"             6,531        45,782
             GenCorp. Inc.                         2,957        37,850
         +   Hawker Pacific Aerospace              6,800        22,100
         *   HEICO Corp.                           1,209        23,213
             HEICO Corp. "A"                       1,227        22,025
         +   Kreisler Manufacturing Corp.          2,500        16,575
         +   L-3 Communications Holdings Inc.      2,224       169,691
         +   Orbital Sciences Corp.                4,247        16,478
         +   Sequa Corp. "A"                         864        39,312
         +   Teledyne Technologies Inc.            1,800        27,360
         +   Titan Corp. (The)                     3,376        77,310
                                                          ------------
                                                               706,105
                                                          ------------
         Agriculture--0.05%
             Delta & Pine Land Co.                 3,114        61,190
             Dimon Inc.                            4,000        40,000
                                                          ------------
                                                               101,190
                                                          ------------
         Airlines--0.42%
         +   Airtran Holdings Inc.                 3,693        38,776
         +   Alaska Air Group Inc.                 1,772        51,211
         +   American West Holdings Corp. "B"      2,024        20,179
         +   Atlantic Coast Airlines Holdings Inc. 2,718        81,513
         +*  Continental Airlines Inc. "B"         3,964       195,227
         +   Midway Airlines Corp.                 1,034         3,397
         +   Midwest Express Holdings Inc.         1,830        31,750
         +   Northwest Airlines Corp. "A"          5,635       142,284
             SkyWest Inc.                          3,168        88,704
             UAL Corp.                             3,176       111,636
                                                          ------------
                                                               764,677
                                                          ------------

         ---------------------------------------------------------------
                                                    Shares        Value

         ---------------------------------------------------------------
         Apparel--0.33%
         +   Cherokee Inc.                          1,989  $     18,876
         +   Donna Karan International Inc.         1,896        20,060
             Garan Inc.                             1,089        37,189
         +   Jones Apparel Group Inc.               7,552       326,246
             Phillips-Van Heusen Corporation        2,403        34,603
             Stride Rite Corp.                      4,777        40,604
         +   Timberland Co. "A"                     2,452        96,879
         +   Unifi Inc.                             4,132        35,122
                                                           ------------
                                                                609,579
                                                           ------------
         Auto Manufacturers--0.25%
         +   Aftermarket Technology Corp.           1,845        13,561
         +   American Axle & Manufacturing Holdings
              Inc.                                  3,100        51,615
             AO Smith Corp. "B"                     1,742        31,182
             Borg-Warner Automotive Inc.            1,445        71,701
             CLARCOR Inc.                           2,691        72,253
         +   Dura Automotive Systems Inc.           1,822        29,152
             Exide Corp.                            3,355        38,582
         +   Hayes Lemmerz International Inc.       2,550        16,320
         +   Kroll-O'Gara Co. (The)                 4,319        40,858
             Oshkosh Truck Corp.                    1,307        57,835
         +   Standard Automotive Corp.              2,600         2,210
         +   Starcraft Corp.                        2,200         2,750
             Titan International Inc.               2,171         8,858
         *   Wabash National Corp.                  2,527        30,577
                                                           ------------
                                                                467,454
                                                           ------------
         Auto Parts & Equipment--0.28%
             ArvinMeritor Inc.                      4,538        75,966
             Bandag Inc.                            1,181        32,241
         +   Collins & Aikman Corp.                 6,000        37,200
             Donnelly Corp.                         1,171        16,628
             Edelbrock Corp.                        1,734        19,247
             Federal-Mogul Corp.                    4,111         6,948
         +   Lear Corp.                             4,183       145,987
             Modine Manufacturing Co.               1,524        42,032
             Superior Industries International Inc. 2,124        81,349
             Tenneco Automotive Inc.                6,600        21,516
         +   Tower Automotive Inc.                  3,068        31,447
                                                           ------------
                                                                510,561
                                                           ------------
         Banks--7.56%
             Alliance Bancorp                       1,000        29,480
             AMCORE Financial Inc.                  2,295        55,172
             American Bancorp                       1,240        32,240
             Anchor BanCorp Wisconsin Inc.          2,823        44,886
         +   Arch Capital Group Ltd.                2,263        35,642
             Area Bancshares Corp.                  2,850        47,025
             Associated Bancorp                     3,874       139,425
             Astoria Financial Corp.                2,846       156,530
         +   Banc Corp. (The)                       1,790        12,566
             BancFirst Corp.                          415        16,704
             BancFirst Ohio Corp.                   2,406        54,496
             Bancorp South Inc.                     4,398        74,766
             BancWest Corporation                   4,312       148,333
             Bank Mutual Corp.                      1,500        21,150
             Banknorth Group Inc.                   9,664       218,890
             Bay View Capital Corp.                 3,642        27,239
         +   BOK Financial Corp.                    4,038       108,622


  The accompanying notes are an integral part of these financial statements.



13    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


         ---------------------------------------------------------------
         Extended Index
         Master Portfolio                           Shares        Value

         ---------------------------------------------------------------
         COMMON STOCKS--(Continued)
         ---------------------------------------------------------------
             Boston Private Financial Holdings Inc. 1,600  $     35,840
             Bostonfed Bancorp Inc.                 1,892        43,327
             Brookline Bancorp Inc.                 3,901        54,770
             Bryn Mawr Bank Corp.                   1,058        32,798
             California Independent Bancorp           885        23,187
         +   Capital Bank Corp.                     2,500        29,250
             Capital City Bank Group Inc.           1,426        35,465
         +   Capital Crossing Bank                  2,481        41,730
             Cathay Bancorp Inc.                      901        49,276
             CFS Bancorp Inc.                       3,746        51,807
             Chemical Financial Corp.               2,684        79,178
             Chester Valley Bancorp                 1,231        17,357
             Chittenden Corp.                       1,549        52,124
             Citizens Banking Corp.                 2,343        68,533
             Citizens First Financial Corp.         1,522        23,134
             City National Corp.                    3,011       133,357
             CoBiz Inc.                               946        21,521
             Colonial BancGroup Inc.                8,391       120,663
             Commerce Bancorp Inc.                  1,784       125,058
             Commerce Bancshares Inc.               4,200       154,980
             Commercial Federal Corp.               2,908        67,175
             Community First Bankshares Inc.        2,411        55,453
             Community Trust Bancorp Inc.           1,000        24,000
             Compass Bancshares Inc.                8,159       216,213
             Connecticut Bankshares Inc.            1,000        26,180
             CORUS Bankshares Inc.                  1,651        99,473
             Cullen/Frost Bankers Inc.              2,888        97,759
             CVB Financial Corp.                    2,767        53,126
             Dime Bancorp Inc.                      7,491       279,040
             Downey Financial Corp.                 1,958        92,535
             East West Bancorp Inc.                 2,200        59,400
             F&M National Corp.                     1,908        76,320
             F.N.B. Corp.                           2,418        71,331
             Farmers Capital Bank Corp.             1,078        43,767
             Fidelity Bankshares Inc.               3,019        43,443
             Fidelity National Corp.                2,763        20,170
             Financial Institutions Inc.            1,000        22,400
             First Bancorp North Carolina             858        21,133
             First BanCorp.                         2,733        73,764
         +   First Banks America Inc.               1,000        23,900
             First Citizens Bancshares Inc. "A"       909        98,626
             First Commonwealth Financial Corp.     2,868        43,020
             First Federal Financial of Kentucky      552         9,108
             First Financial Bancorp                3,790        64,733
             First Merchants Corp.                    771        18,450
             First Midwest Bancorp Inc.             2,448        72,583
             First Niagara Financial Group Inc.     2,931        45,518
         +   First Republic Bank                    1,000        24,500
             First Sentinel Bancorp Inc.            4,730        64,186
             1st Source Corp.                       2,146        60,088
             First Tennessee National Corp.         7,337       254,667
             First Virginia Banks Inc.              3,140       147,957
             Firstfed America Bancorp Inc.          1,289        23,073
         +   FirstFed Financial Corp.               2,545        75,841
             FirstMerit Corp.                       5,590       147,576
             FMS Financial Corp.                    1,000         8,050
             Frontier Financial Corp.               2,004       100,180
             Fulton Financial Corp.                 4,772        97,635

           -----------------------------------------------------------
                                                  Shares        Value

           -----------------------------------------------------------
               GA Financial Inc.                   1,963 $     30,250
               GBC Bancorp                         1,033       29,492
               Glacier Bancorp Inc.                1,000       19,000
               Golden State Bancorp Inc.           8,156      251,205
               Greater Bay Bancorp                 2,058       51,409
               Greenpoint Financial Corp.          7,080      271,872
               Hancock Holding Co.                 1,168       50,166
               Harbor Florida Bancshares Inc.      4,183       80,104
               Hibernia Corp. "A"                 11,096      197,509
               Hudson City Bancorp Inc.            6,800      157,012
               Hudson River Bancorp Inc.           1,500       27,150
               Hudson United Bancorp               3,121       79,585
               Independence Community Bank Corp.   3,455       68,202
               Independent Bank Corp.              1,748       34,506
               Independent Bank Corp. (MI)         2,076       50,966
           +   IndyMac Bancorp Inc.                4,338      116,258
               Integra Bank Corp.                  1,697       42,035
               International Bancshares Corp.      2,108       88,536
               Investors Financial Services Corp.  1,800      120,600
               Irwin Financial Corp.               2,369       59,580
           +   Local Financial Corporation         1,300       16,770
               M&T Bank Corp.                      5,202      392,751
               MAF Bancorp Inc.                    2,336       71,715
               Mahaska Investment Co.              1,062       11,682
               Main Street Bancorp Inc.            1,900       21,185
               Main Street Banks Inc.              1,000       17,680
               Marshall & Ilsley Corp.             5,845      315,045
               Medallion Financial Corp.           1,916       19,639
               Mercantile Bankshares Corp.         4,694      183,676
               Merchants Bancshares Inc.             762       23,431
           +   Metropoitan Financial Corp.         1,200        4,440
               MetroWest Bank                      2,437       27,416
               MidAmerica Bancorp                  1,308       37,869
               National Commerce Financial Corp.  12,473      303,967
               National Penn Bancshares Inc.       1,782       36,068
           +*  Net.B@nk Inc.                       2,478       28,001
               New York Community Bancorp          3,026      113,929
               North Fork Bancorp                 10,008      310,248
               Northwest Bancorp Inc.              5,896       61,908
               NSD Bancorp Inc.                    1,001       17,367
           +   Ocwen Financial Corp.               6,716       68,839
               Old National Bancorp                4,131      109,058
               Pacific Capital Bancorp             1,480       45,066
               Pacific Century Financial Corp.     4,588      118,325
               Park National Corp.                   636       64,236
               Parkvale Financial Corp.            1,233       29,592
               Patriot Bank Corp.                  4,128       41,486
               Peoples Bancorp Inc.                1,255       24,096
               People's Bank                       4,591      107,016
               Peoples Financial Corp.               700        9,660
               Popular Inc.                        8,968      295,406
               Provident Bankshares Corp.          2,688       67,039
               Provident Financial Group Inc.      3,064      100,867
               R&G Financial Corp. "B"             2,074       33,288
               Republic Bancorp Inc.               4,664       64,830
               Republic Bancorp Inc. "A"           2,640       34,320
           +   Republic Bancshares Inc.            1,754       29,608
               Richmond County Financial Corp.     2,300       86,296
               Riggs National Corp.                2,971       50,477
               Roslyn Bancorp Inc.                 4,652      122,348


  The accompanying notes are an integral part of these financial statements.



14    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


          -------------------------------------------------------------
          Extended Index
          Master Portfolio                         Shares        Value

          -------------------------------------------------------------
          COMMON STOCKS--(Continued)
          -------------------------------------------------------------
              Royal Bancshares of Pennsylvania "A"  1,452 $     26,862
              S&T Bancorp Inc.                      3,736      100,872
              Santander Bancorp                     3,770       73,703
          +   Silicon Valley Bancshares             3,246       71,412
              Simmons First National Corp. "A"        911       30,427
              Sky Financial Group Inc.              5,152       97,527
              South Financial Group Inc. (The)      4,373       82,562
          +   Southwest Bancorp of Texas Inc.       1,438       43,442
              Sovereign Bancorp Inc.               17,132      222,716
              State Financial Services Corp. "A"    1,871       23,855
              Staten Island Bancorp Inc.            3,392       94,467
              Sterling Bancorp                      1,000       30,600
              Sterling Bancshares Inc.              2,095       40,182
          +   Sterling Financial Corp (PA)          1,826       27,390
              Sterling Financial Corp. (WA)         1,596       36,947
              Suffolk Bancorp                       2,300      103,086
              Susquehanna Bancshares Inc.           3,704       75,376
              TCF Financial Corp.                   4,687      217,055
              Texas Regional Bancshares "A"         1,698       68,412
              Tompkins County Trustco Inc.          1,000       39,500
              Trust Company of New Jersey (The)     2,085       70,890
              TrustCo Bank Corp.                    5,170       69,019
              Trustmark Corp.                       3,856       78,354
              UMB Financial Corp.                   1,697       72,971
              UnionBanCal Corporation              10,039      338,314
              United Bancshares Inc.                3,424       91,763
              United National Bancorp               1,684       38,193
              Valley National Bancorp               6,306      178,775
          +   VIB Corp.                             2,766       24,175
              W Holding Co. Inc.                    4,589       59,657
              Warwick Community Bancorp             2,643       43,477
              Washington Federal Inc.               2,977       72,996
              Washington Trust Bancorp Inc.         1,000       22,010
              Waypoint Financial Corp.              8,000      100,400
              Webster Financial Corp.               3,768      123,515
              WesBanco Inc.                         2,035       51,058
              Westamerica Bancorp                   2,508       98,439
              WestCorp Inc.                         3,331       70,617
              Whitney Holding Corp.                 1,445       67,770
              Wilmington Trust Corp.                2,196      137,579
                                                          ------------
                                                            13,897,336
                                                          ------------
          Beverages--0.21%
          +   Chalone Wine Group Ltd.               2,320       28,072
              Coca-Cola Bottling Co.                  874       34,392
          +   Constellation Brands Inc.             2,598      106,518
              Farmer Brothers Co.                     186       43,338
              PepsiAmericas Inc.                    9,213      122,533
          +   Robert Mondavi Corp. (The) "A"          762       30,891
          +   Sylvan Inc.                           1,885       21,395
                                                          ------------
                                                               387,139
                                                          ------------
          Biotechnology--3.42%
          +*  ACLARA BioSciences Inc.               2,840       22,038
          +*  Affymetrix Inc.                       3,454       76,161
          +*  Alexion Pharmaceuticals Inc.          1,616       38,784
          +   Applera Corp.--Celera Genomics Group  3,800      150,708
          +   Arena Pharmaceuticals Inc.            1,400       42,686
          +   Ariad Pharmaceuticals Inc.            3,100       15,717

     ----------------------------------------------------------------------
                                                       Shares        Value

     ----------------------------------------------------------------------
     +   Avant Immunotherapeutics Inc.                  2,900 $     16,385
     +   Aviron                                         2,103      119,871
     +   Bio-Technology General Corp.                   2,779       36,405
         Cambrex Corp.                                  1,490       75,364
     +   Cellegy Pharmaceuticals Inc.                   3,100       21,328
     +   Charles River Laboratories International Inc.  2,800       97,300
     +   Cryolife Inc.                                  1,750       71,592
     +   CuraGen Corp.                                  2,300       83,720
     +   Cytogen Corp.                                  4,500       24,300
     +   Deltagen Inc.                                  3,500       31,430
     +   Diversa Corp.                                  2,987       60,756
     +*  EntreMed Inc.                                  1,378       22,048
     +   Exelixis Inc.                                  4,313       81,818
     +   Genaera Corporation                            1,822        8,727
     +   Gene Logic Inc.                                1,900       41,420
     +   Genencor International Inc.                    4,500       71,505
     +   Genentech Inc.                                10,400      573,040
     +   Genome Therapeutics Corp.                      3,020       44,817
     +*  Genzyme Corp.--General Division               11,498      701,378
     +*  Human Genome Sciences Inc.                     7,612      458,623
     +   ICOS Corp.                                     3,116      199,424
     +*  IDEC Pharmaceuticals Corp.                     9,064      613,542
     +   Illumina Inc.                                  2,560       30,157
     +   Immunex Corp.                                 33,168      588,732
     +   Immunomedics Inc.                              4,293       91,870
     +   Incyte Genomics Inc.                           4,282      104,995
     +   Integra LifeSciences Holdings Corporation      2,500       54,125
     +   Invitrogen Corp.                               2,892      160,911
     +   Isis Pharmaceuticals Inc.                      3,908       48,420
     +   Kosan Biosciences Inc.                         4,000       30,800
     +*  Large Scale Biology Corp.                      1,704       12,098
     +*  Maxim Pharmaceuticals Inc.                     7,365       46,473
     +   Maxygen Inc.                                   2,462       47,763
     +   Millennium Pharmaceuticals Inc.               13,492      480,045
     +   Myriad Genetics Inc.                           1,492       94,473
     +   Nanogen Inc.                                   7,100       48,209
     +   Nexell Therapeutics Inc.                       2,025        4,232
     +   Organogenesis Inc.                             3,420       25,308
     +   Protein Design Labs Inc.                       2,660      230,782
     +   Regeneron Pharmaceuticals Inc.                 2,143       74,255
     +*  Rosetta Inpharmatics Inc.                      3,035       47,042
     +   Sequenom Inc.                                  3,687       51,618
     +   Targeted Genetics Corp.                        3,300       21,450
     +   Telik Inc.                                     2,100       20,685
     +   Third Wave Technologies Inc.                   2,454       25,350
     +*  Transkaryotic Therapies Inc.                   1,255       36,960
     +   Variagenics Inc.                               3,496       13,285
     +   Xoma Ltd.                                      5,334       90,998
                                                              ------------
                                                                 6,281,923
                                                              ------------
     Building Materials--0.72%
     +*  Advanced Lighting Technologies Inc.            1,945        8,558
     +   American Standard Companies Inc.               4,445      267,144
         Apogee Enterprises Inc.                        2,500       31,225
         Centex Construction Products Inc.              1,509       49,042
     +   Ceradyne Inc.                                  2,800       22,680
     +   Comfort Systems USA Inc.                       4,359       15,780
     +   Dal-Tile International Inc.                    4,096       75,981
         Elcor Corp.                                    1,370       27,742
         Florida Rock Industries Inc.                     945       44,320


  The accompanying notes are an integral part of these financial statements.



15    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


         --------------------------------------------------------------
         Extended Index
         Master Portfolio                          Shares        Value

         --------------------------------------------------------------
         COMMON STOCKS--(Continued)
         --------------------------------------------------------------
         +   Genlyte Group Inc. (The)              1,102  $     34,063
         +   Integrated Electrical Services Inc.   3,692        35,997
             Lafarge Corp.                         4,701       157,531
             Lennox International Inc.             3,521        38,555
             LSI Industries Inc.                   1,156        27,039
             Martin Marietta Materials Inc.        2,783       137,731
         +   NCI Building Systems Inc.             1,307        23,853
             Rayonier Inc.                         1,646        76,457
         +   Rock of Ages Corp.                    2,774        14,036
         +   Simpson Manufacturing Co. Inc.          717        43,378
             Texas Industries Inc.                 2,149        73,904
         +   Trex Co. Inc.                         1,300        25,025
         *   USG Corp.                             2,423        10,225
             York International Corp.              2,492        87,270
                                                          ------------
                                                             1,327,536
                                                          ------------
         Chemicals--1.39%
         +   Airgas Inc.                           6,651        79,147
             Albemarle Corp.                       2,602        60,288
         +   Altair International Inc.             2,059         4,447
             Arch Chemicals Inc.                   2,100        43,743
         +   Atlantis Plastics Inc. "A"              600         1,920
             Cabot Corp.                           4,077       146,854
         +   Cabot Microelectronics Corp.          1,710       106,020
             ChemFirst Inc.                        2,141        56,094
             Crompton Corp.                        8,406        91,625
         +   Cytec Industries Inc.                 2,335        88,730
             Ferro Corp.                           2,485        54,198
         +   Foamex International Inc.             2,122        15,703
             Fuller (H. B.) Co.                    1,225        61,127
             Gentek Inc.                           1,933        10,245
             Georgia Gulf Corp.                    2,179        33,774
             IMC Global Inc.                       7,815        79,713
         +   International Specialty Products Inc. 3,376        35,786
         +   JLM Industries Inc.                   2,200         5,720
         +   Landec Corp.                          1,973         7,695
             Lubrizol Corp.                        3,566       110,724
             Lyondell Chemical Co.                 6,642       102,154
             MacDermid Inc.                        3,224        58,032
             Millennium Chemicals Inc.             3,774        56,799
             Minerals Technologies Inc.            1,185        50,860
             Mississippi Chemical Corp.            2,577         7,963
             Myers Industries Inc.                 2,270        34,277
             NL Industries Inc.                    3,832        53,073
             Olin Corp.                            2,793        47,453
             OM Group Inc.                         1,660        93,375
             Omnova Solutions Inc.                 2,357        17,159
             Penford Corp.                         1,571        18,224
             PolyOne Corp.                         4,908        51,092
             RPM Inc.                              6,547        60,232
             Schulman (A.) Inc.                    2,888        38,988
             Solutia Inc.                          6,927        88,319
             Spartech Corp.                        2,902        70,083
             Stepan Co.                              663        17,371
         +   Surmodics Inc.                        1,148        67,502
         +   Symyx Technologies Inc.               1,700        44,693
         +   Terra Industries Inc.                 5,000        19,500
         +   U.S. Plastic Lumber Co.               1,954         2,403

        -----------------------------------------------------------------
                                                     Shares        Value

        -----------------------------------------------------------------
        +   Uniroyal Technology Corp.                 2,720 $     23,120
            Valhi Inc.                                6,622       85,755
            Valspar Corp.                             3,055      108,452
        +   Vertex Pharmaceuticals Inc.               3,866      191,367
            Wellman Inc.                              2,600       46,540
                                                            ------------
                                                               2,548,339
                                                            ------------
        Coal--0.06%
            Consol Energy Inc.                        4,500      113,850
                                                            ------------
        Commercial Services--3.03%
            Aaron Rents Inc. "A"                      1,271       19,065
        +   Ablest Inc.                               1,700        7,565
            ABM Industries Inc.                       1,456       54,236
        +*  Actrade Financial Technologies Ltd.         815       19,267
        +   Administaff Inc.                          1,670       43,420
        +   AHL Services Inc.                         2,230       17,840
        +   ANC Rental Corp.                          3,012        9,036
        +   AnswerThink Consulting Group Inc.         2,281       22,787
        +   Apollo Group Inc. "A"                     6,694      284,160
        +   Atrix Laboratories Inc.                   1,816       43,039
        +   Aurora Biosciences Corp.                  1,826       56,606
        +   Barrett Business Services Inc.            1,000        3,600
        +   Bestway Inc.                              1,400        7,840
        +   Blount International Inc.                 3,065        7,663
        +   Blue Rhino Corp.                          1,881        9,706
            Bowne & Co. Inc.                          2,846       32,729
        +   Bright Horizons Family Solutions Inc.     1,019       31,997
        +   Caremark Rx Inc.                         13,204      217,206
        +   CDI Corp.                                 2,262       38,431
        *   Central Parking Corp.                     2,522       47,161
        +   Charles River Associates Inc.             1,972       34,510
            Chemed Corp.                              1,162       41,995
            Comdisco Inc.                             9,200       12,236
        +   Corinthian Colleges Inc.                  1,400       65,898
        +   Corporate Executive Board Co. (The)       1,700       71,400
        +   CoStar Group Inc.                         1,228       32,296
        +   DeVry Inc.                                4,501      162,576
        +*  DiamondCluster International Inc. "A"     3,963       50,449
        +   Dun & Bradstreet Corp.                    5,400      152,280
        +   eBenx Inc.                                3,010        9,873
        +   Edgewater Technology Inc.                 3,066       10,731
        +   Edison Schools Inc.                       3,000       68,520
        +   Education Management Corp.                2,005       80,300
        +   Electro Rent Corp.                        1,901       31,005
        +   Encompass Service Corp.                   4,456       39,881
        +   First Consulting Group Inc.               2,194       15,797
        +   First Health Group Corp.                  5,842      140,909
        +   FYI Inc.                                  1,606       65,846
        +   Gartner Group Inc. "B"                    5,300       48,760
        +   Griffin Land & Nurseries Inc.             1,300       20,748
        +   Harris Interactive Inc.                   5,460       13,650
        +   Healthcare Services Group Inc.            2,214       15,719
        +   Heidrick & Struggles International Inc.   1,500       30,495
        +   HotJobs.com Ltd.                          6,100       54,900
            Interactive Data Corp.                    9,242       83,178
        +   Interstate National Dealer Services Inc.  3,200       17,184
        +   Iron Mountain Inc.                        3,147      141,111
        +   ITT Educational Services Inc.             1,708       76,860
        +   Kaneb Services Inc.                       2,200       16,126


  The accompanying notes are an integral part of these financial statements.



16    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


        ----------------------------------------------------------------
        Extended Index
        Master Portfolio                            Shares        Value

        ----------------------------------------------------------------
        COMMON STOCKS--(Continued)
        ----------------------------------------------------------------
            Kelly Services Inc. "A"                  1,746 $     42,340
        +   Korn/Ferry International                 2,500       38,750
        +   KPMG Consulting Inc.                     9,349      143,507
        +   Labor Ready Inc.                         4,970       26,043
            Landauer Inc.                            1,617       48,510
        +   Learning Tree International Inc.         1,311       30,101
        +   LendingTree Inc.                         4,366       27,811
        +   Luminant Worldwide Corp.                 4,100        3,362
        +   Mail-Well Inc.                           5,584       23,732
        +   Management Network Group Inc. (The)      3,200       19,520
            Manpower Inc.                            5,342      159,726
        +   MAXIMUS Inc.                             1,304       52,277
            McGrath Rentcorp                           916       22,112
        +   MedQuist Inc.                            2,616       77,643
            Midas Inc.                               2,555       32,448
        +   Modis Professional Services Inc.         5,602       38,654
        +   MPW Industrial Services Group Inc.       1,095        1,369
        +   National Equipment Services Inc.         2,779        7,642
        +   National Research Corp.                  2,500       13,125
        +   NationsRent Inc.                         4,184        1,590
        +   Navigant Consulting Co.                  4,627       37,941
        +   Neff Corp.                               4,392        3,733
        +   NetRatings Inc.                          2,328       33,523
        +   Neurogen Corp.                           1,733       39,772
        +   New Horizons Worldwide Inc.              1,609       24,035
        +   NOVA Corporation                         4,323      135,958
        +   On Assignment Inc.                       1,578       28,404
        +   Organic Inc.                             5,436        2,337
        +   PFSweb Inc.                              2,656        2,789
        +   Pharmaceutical Product Development Inc.  3,088       94,215
        +   Pharmacopeia Inc.                        1,300       31,200
        +*  Plexus Corp.                             2,560       84,480
        +   Predictive Systems Inc.                  2,100        8,400
        +   Profit Recovery Group International
             Inc. (The)                              3,046       34,907
        +   ProsoftTraining.com                      2,672        3,340
        +   Quanta Services Inc.                     3,975       87,609
        +   Rainbow Rentals Inc.                     1,065        7,455
        +   RCM Technologies Inc.                    3,186       15,452
            Regis Corp.                              2,499       52,454
        +   Rent-A-Center Inc.                       1,817       95,574
        +   Rent-Way Inc.                            1,445       15,750
        +   Resources Connection Inc.                1,300       33,592
            Rollins Inc.                             3,166       63,035
            Roper Industries Inc.                    2,199       91,808
        +   Security Associates International Inc.   3,200        7,520
            Servicemaster Co.                       18,725      224,700
        +   Sotheby's Holdings Inc. "A"              3,645       58,794
        +   Spherion Corporation                     3,724       33,330
        +   SPS Technologies Inc.                    1,166       55,268
            Staff Leasing Inc.                       1,928        7,346
            Stewart Enterprises Inc. "A"             5,516       40,267
            Strayer Education Inc.                   1,102       53,722
        +   Student Advantage Inc.                   3,600        6,588
        +   Sylvan Learning Systems Inc.             3,073       74,674
        +   Teletech Holdings Inc.                   4,895       44,006
        +   Trimeris Inc.                              773       38,704
        +   Tyler Technologies Inc.                  3,772        9,053

         --------------------------------------------------------------
                                                   Shares        Value

         --------------------------------------------------------------
         +   United Rentals Inc.                    4,160 $    107,952
         +   United Shipping and Technology Inc.    1,000          580
         +   Valassis Communications Inc.           3,160      113,128
             Viad Corp.                             6,247      164,921
         +   Volt Information Sciences Inc.         1,067       18,672
         +   Wackenhut Corrections Corp.            1,500       19,650
         +   Westaff Inc.                           1,884        6,217
         +*  Wireless Facilities Inc.               2,500       16,250
             World Fuel Services Corp.              4,155       49,652
                                                          ------------
                                                             5,567,606
                                                          ------------
         Computer Systems--0.12%
         +   Borland Software Corp.                 5,168       80,621
         +   Metasolv Inc.                          2,760       21,887
         +   Tellium Inc.                           6,019      109,546
                                                          ------------
                                                               212,054
                                                          ------------
         Computers--6.62%
         +   Accrue Software Inc.                   2,100        1,008
         +   ACE*COMM Corp.                         4,000        6,800
         +*  Activision Inc.                        2,415       94,789
         +*  Advanced Digital Information Corp.     3,140       54,322
         +*  Advent Software Inc.                   1,994      126,619
         +*  Affiliated Computer Services Inc. "A"  3,334      239,748
         +*  AGENCY.com Ltd.                        3,462       11,148
         +*  Agile Software Corp.                   3,100       52,700
         +   American Software Inc. "A"             3,900        6,630
         +*  AppliedTheory Corp.                    4,200        2,142
         +   Applix Inc.                            1,058        2,063
         +   Art Technology Group Inc.              4,400       25,520
         +   Ashton Technology Group Inc. (The)     3,000        2,940
         +   Ask Jeeves Inc.                        3,000        5,700
         +   Aspen Technology Inc.                  1,506       36,445
         +   Auspex Systems Inc.                    2,748       19,621
         +*  Avici Systems Inc.                     2,939       25,187
         +   BARRA Inc.                             1,231       48,194
         +   Be Free Inc.                           6,400        7,808
         +   Be Inc.                                4,400        1,980
         +   BindView Development Corp.             4,020        8,482
         +*  Bisys Group Inc.                       3,682      217,238
         +   Black Box Corp.                        1,171       78,879
         +   Braun Consulting Inc.                  3,200       25,760
         +   Brio Technology Inc.                   2,347       17,133
         +*  Broadbase Software Inc.                3,400        7,283
         +   Brocade Communications System Inc.    14,000      615,860
         +   BSQUARE Corp.                          1,800       18,918
         +   CacheFlow Inc.                         2,920       14,396
         +   CAIS Internet Inc.                     2,400        1,776
         +   Calico Commerce Inc.                   1,824          529
         +   Cambridge Technology Partners Inc.     3,320       11,753
         +   Carreker Corp.                         1,313       28,229
         +   Casino Data Systems                    3,200       29,504
         +   Catalyst International Inc.            2,159        8,334
         +   C-bridge Internet Solutions Inc.       2,151        3,549
         +   CCC Information Services Group Inc.    3,164       18,794
         +   Centura Software Corp.                 4,400        1,232
         +   Ceridian Corp.                         9,100      174,447
         +   Ciber Inc.                             3,099       29,440
         +   Ciprico Inc.                           1,618       12,135
         +   Clarent Corp.                          2,442       22,442


  The accompanying notes are an integral part of these financial statements.



17    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


          -------------------------------------------------------------
          Extended Index
          Master Portfolio                         Shares        Value

          -------------------------------------------------------------
          COMMON STOCKS--(Continued)
          -------------------------------------------------------------
          +   Cognizant Technology Solutions Corp.    958 $     40,667
          +   Commerce One Inc.                    12,440       72,650
          +   Computer Network Technology Corp.     1,415       15,013
          +   Concur Technologies Inc.              2,236        3,309
          +   Concurrent Computer Corp.             3,566       24,962
          +   Cotelligent Inc.                      2,307        1,707
          +   Covansys Corporation                  2,955       33,391
          +   Critical Path Inc.                    4,989        5,089
          +   Crossroads Systems Inc.               2,600       16,874
          +   CyberSource Corp.                     2,300        3,726
          +   Cylink Corp.                          2,873        1,666
          +   Cysive Inc.                           2,500        7,925
          +   Daleen Technologies Inc.              1,700        1,394
          +   Data Race Inc.                        3,209          321
          +   Data Return Corp.                     2,800        4,900
          +   Data Translation Inc.                 2,700        4,374
          +   Dataram Corp.                         2,350       23,265
          +   Datatec Systems Inc.                  3,783        2,005
          +   Deltek Systems Inc.                   2,399       17,081
          +   Dendrite International Inc.           2,959       22,192
              Diebold Inc.                          4,877      156,796
          +   Digex Inc.                            2,600       33,800
          +   Digital River Inc.                    3,738       16,821
          +*  Digitas Inc.                          4,795       21,098
          +   Docent Inc.                           2,600       26,000
          +   DocuCorp International Inc.             898        3,233
          +   Dot Hill Systems Corp.                2,640        4,884
          +   DSET Corporation                        959          575
          +   DSP Group Inc.                        1,292       27,713
          +   DST Systems Inc.                      7,780      410,006
          +*  E.piphany Inc.                        5,150       52,324
          +   Easylink Services Corp.               4,663        2,565
          +   ebix.com Inc.                         1,430        2,731
          +   Echelon Corp.                         2,298       70,686
          +   Eclipsys Corp.                        2,793       78,483
          +*  eGain Communications Corp.            2,751        7,400
          +   Elcom International Inc.              4,021        6,715
          +   Electronics For Imaging Inc.          3,278       96,701
          +   Elite Information Group Inc.          2,800       18,620
          +   eLoyalty Corp.                        2,625        2,625
          +*  Engage Technologies Inc.             11,800        8,614
          +   Entrade Inc.                          5,200        3,120
          +   Entrust Technologies Inc.             4,400       31,196
          +   Equinix Inc.                          4,453        4,765
          +   Evolving Systems Inc.                 5,519       30,906
          +   Exabyte Corp.                         3,131        3,006
          +   Extended Systems Inc.                 1,500       10,380
          +   Extreme Networks Inc.                 6,900      203,550
          +*  F5 Networks Inc.                      2,000       35,140
              FactSet Research Systems Inc.         2,154       76,898
              Fair Isaac and Co. Inc.               1,236       76,410
          +   FileNET Corp.                         1,873       27,720
          +   First Virtual Communications Inc.     4,601        4,141
          +   Foundry Networks Inc.                 7,300      145,854
          +   Frontline Capital Group Inc.          2,500        3,750
          +   Gadzoox Networks Inc.                 3,000        9,630
          +*  General Magic Inc.                    4,230        4,357
          +*  GoTo.com Inc.                         3,900       75,855

         ---------------------------------------------------------------
                                                    Shares        Value

         ---------------------------------------------------------------
         +   Hall Kinion & Associates Inc.           1,325 $     10,679
         +   HNC Software Inc.                       2,054       40,053
         +   Hypercom Corp.                          3,574       17,155
         +   Hyperion Solutions Corp.                1,943       29,145
         +   iAsiaWorks Inc.                         3,324          632
         +   IDX Systems Corp.                       2,485       29,845
         +   iGate Capital Corp.                     2,794       13,942
         +   IKOS Systems Inc.                       2,000       14,720
         +   iManage Inc.                            2,500        9,125
         +   IMRglobal Corp.                         3,904       42,671
         +   Industri Matematik International Corp.  2,280        4,264
         +   InfoCure Corp.                          3,692        8,787
         +   Infocus Corp.                           2,618       53,381
         +   Information Architects Corp.            2,444        3,079
         +   Inforte Corp.                           3,794       46,401
         +   infoUSA Inc.                            3,416       20,496
         +   Inprimis Inc.                           2,600          728
         +   Integral Systems Inc.                   1,262       30,452
         +   Integrated Measurement Systems          1,432       31,432
         +   InterCept Group Inc. (The)              1,200       45,600
         +   Intergraph Corp.                        3,688       56,795
         +   Interland Inc.                          3,450        4,485
         +*  Interliant Inc.                         4,100        2,255
         +   Internap Network Services Corp.        10,300       33,681
         +   Internet Security Systems Inc.          2,624      127,421
         +   Intertrust Technologies Corp.           6,000        7,200
         +   Interwoven Inc.                         6,200      104,780
         +   Intranet Solutions Inc.                 1,622       61,717
         +*  Intraware Inc.                          2,300        2,668
         +   Intrusion.com Inc.                      2,128        7,427
         +   ION Networks Inc.                         800          640
         +   ITXC Corp.                              3,600       25,200
         +   iXL Enterprises Inc.                    4,300        5,203
             Jack Henry & Associates Inc.            6,412      198,772
         +   Juniper Networks Inc.                  19,800      615,780
         +   Juno Online Services Inc.               3,800        5,510
         +   Jupiter Media Metrix Inc.               7,751        9,999
         +   Kana Communications Inc.                5,960       12,158
         +   Keynote Systems Inc.                    2,800       30,660
         +   Kronos Inc.                             1,255       51,392
         +   Larscom Inc. "A"                        2,700        5,319
         +   Launch Media Inc.                       4,500        4,095
         +*  Level 8 Systems Inc.                    2,797       13,230
         +   Lexar Media Inc.                        4,300        6,837
         +   Liberate Technologies Inc.              6,400       70,080
         +   LookSmart Ltd.                          5,000        5,250
         +   Manhattan Associates Inc.               1,561       62,050
         +   MapInfo Corp.                             922       20,284
         +   Marimba Inc.                            2,100        4,431
         +   Maxtor Corp.                           14,233       74,723
         +   McDATA Corporation "A"                  6,934      121,692
         +   Media 100 Inc.                          1,360        2,162
         +   Mentor Graphics Corp.                   4,640       81,200
         +   Micron Electronics Inc.                 5,297        8,422
         +   Micros Systems Inc.                     1,421       31,262
         +   Micros-To-Mainframes Inc.               1,000        1,120
         +*  Microstrategy Inc.                      2,160        6,048
         +   Mitek Systems Inc.                      3,300        4,257
         +   Mobius Management Systems Inc.          1,756        5,795
         +   MTI Technology Corp.                    3,350        6,834


  The accompanying notes are an integral part of these financial statements.



18    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


          -------------------------------------------------------------
          Extended Index
          Master Portfolio                         Shares        Value

          -------------------------------------------------------------
          COMMON STOCKS--(Continued)
          -------------------------------------------------------------
              MTS Systems Corp.                     4,285 $     59,090
          +   Multex.com Inc.                       1,714       27,852
          +   MyPoints.com Inc.                     4,492       11,544
          +   National Information Consortium Inc.  4,900        8,918
          +   National Instruments Corp.            3,009       97,642
          +   Navidec Inc.                          4,300        4,429
          +   NaviSite Inc.                         4,300        6,235
          +   Net Perceptions Inc.                  3,000        5,160
          +   Netegrity Inc.                        2,180       65,400
          +   NetObjects Inc.                       3,900        3,081
          +   NetScout Systems Inc.                 2,500       16,250
          +   Netsmart Technologies Inc.            2,200        4,466
          +   NetSpeak Corp.                        1,763        4,936
          +   Novadigm Inc.                         1,945       21,881
          +*  Nuance Communications Inc.            2,329       41,969
          +   NYFIX Inc.                            1,983       63,357
          +   Odetics Inc. "A"                      1,335        2,937
          +   On2.com Inc.                          2,100        1,050
          +   OneSource Information Services Inc.   2,900       24,360
          +   ONI Systems Inc.                      8,000      223,200
          +   Ontrack Data International Inc.       2,800       16,100
          +   ONYX Software Corp.                   2,900       23,200
          +   Open Market Inc.                      5,566        6,568
          +   Packeteer Inc.                        3,800       47,614
          +   Pegasus Solutions Inc.                2,005       23,158
          +   Performance Technologies Inc.         1,587       23,805
          +   Perot Systems Corp. "A"               7,311      132,329
          +   Phoenix Technologies Ltd.             1,569       22,907
          +   Portal Software Inc.                 11,200       46,256
          +   Preview Systems Inc.                  4,013       13,845
          +   PRI Automation Inc.                   1,792       33,197
          +   Primus Knowledge Solutions Inc.       2,500       14,975
          +   ProBusiness Services Inc.             1,516       40,250
          +   Progress Software Corp.               1,928       31,234
          +   QAD Inc.                              2,989       10,461
          +   Quantum DLT & Storage Group           9,760       98,478
          +   Quest Software Inc.                   5,800      218,950
          +   Radiant Systems Inc.                  2,038       32,853
          +   Radview Software Ltd.                 2,092        1,715
          +   Rainbow Technologies Inc.             2,864       16,010
          +   RAVISENT Technologies Inc.            1,500        2,970
          +   Read-Rite Corp.                       7,300       38,325
          +*  Red Hat Inc.                         10,000       40,000
          +   Redback Networks Inc.                 9,200       82,064
          +   Retek Inc.                            3,355      160,839
          +   Riverstone Networks Inc.              6,356      126,421
          +   RSA Security Inc.                     3,793      117,393
          +   RWD Technologies Inc.                 1,550        4,743
          +   Safeguard Scientifics Inc.            7,939       40,806
          +   Sagent Technology Inc.                2,400        3,600
          +*  Sanchez Computer Associates Inc.      2,362       31,296
          +   SanDisk Corp.                         4,278      119,313
          +*  Scient Corp.                          4,600        4,278
          +   Scientific Learning Corp.             3,800        8,170
          +*  SCM Microsystems Inc.                 2,988       31,075
          +   ScreamingMedia Inc.                   3,770       11,121
          +   Secure Computing Corp.                2,230       35,033
          +   SEEC Inc.                             2,300        6,141

           -----------------------------------------------------------
                                                  Shares        Value

           -----------------------------------------------------------
               SEI Investment Co.                  7,188 $    340,711
           +*  Silicon Storage Technology Inc.     5,987       60,648
           +   SilverStream Software Inc.          1,700       11,985
           +   SmartDisk Corp.                     1,900        7,866
           +   SmartServ Online Inc.               7,000       64,750
           +   Socket Communications Inc.          2,600        6,630
           +   Sonic Foundry Inc.                  2,400        3,864
           +   SONICblue Inc.                      5,029       16,596
           +   SonicWALL Inc.                      4,200      105,882
           +   SPEEDUS.COM Inc.                    3,600        3,960
           +   SportsLine.com Inc.                 3,955        9,096
           +   SPSS Inc.                           1,333       21,075
           +   SS&C Technologies Inc.              4,739       29,382
           +   StarBase Corp.                      3,706       13,527
           +*  StarMedia Network Inc.              5,100        9,486
           +   Storage Technology Corp.            7,166       98,604
           +*  StorageNetworks Inc.                2,316       39,349
           +   Stratasys Inc.                      2,400        7,248
           +*  Stratos Lightwave Inc.              7,009       91,117
           +   SunGard Data Systems Inc.          16,808      504,408
           +   Sunquest Information Systems Inc.   1,867       44,416
           +   Sykes Enterprises Inc.              2,159       23,749
           +*  Synopsys Inc.                       3,988      192,979
           +   Syntel Inc.                         3,108       23,932
           +   T/R Systems Inc.                    3,632       14,128
           +   Take-Two Interactive Software Inc.  2,620       48,601
           +   Tanning Technology Corp.            1,800        8,730
           +   Technology Solutions Co.            3,925        6,986
           +   Teknowledge Corp.                     700        3,836
           +   Telescan Inc.                       1,795          610
           +   TenFold Corp.                       2,000          860
           +   THQ Inc.                            1,607       79,145
           +   3Com Corp.                         22,888      108,718
           +   3D Systems Corp.                    2,317       39,389
           +   3DO Co. (The)                       3,656       26,616
           +   Tidel Technologies Inc.             1,200        1,416
           +   Tier Technologies Inc. "B"          1,884       17,992
           +   TradeStation Group Inc.             1,545        8,191
           +   TransAct Technologies Inc.          3,700       33,300
           +   Tricord Systems Inc.                2,200        5,962
           +*  Tumbleweed Communications Corp.     2,204        8,353
           +*  Turnstone Systems Inc.              7,062       49,434
           +   Ultimate Software Group Inc.        2,485       12,549
           +   USDATA Corp.                        3,300        1,518
           +*  VeriSign Inc.                      12,753      765,308
           +   Verity Inc.                         2,268       45,247
           +   Versant Corp.                       3,800        6,080
           +   Verso Technologies Inc.             2,283        1,941
           +   Vertel Corp.                        2,100          105
           +   Vialink Co. (The)                   2,188        3,501
           +*  Viant Corp.                         3,000        5,610
           +   Vitech America Inc.                   739          318
           +*  Vitria Technology Inc.              9,200       31,648
           +   Walker Interactive Systems          1,028          658
           +   WatchGuard Technologies Inc.        4,700       48,175
           +   Wave Systems Corp. "A"              3,069       16,481
           +*  Webb Interactive Services           1,672        4,096
           +   Western Digital Corp.              10,771       43,084
           +   Xpedior Inc.                        3,388           34


  The accompanying notes are an integral part of these financial statements.



19    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


          ------------------------------------------------------------
          Extended Index
          Master Portfolio                        Shares        Value

          ------------------------------------------------------------
          COMMON STOCKS--(Continued)
          ------------------------------------------------------------
          +*  Xybernaut Corp.                      5,065 $     24,312
          +   Zamba Corp.                          2,800        2,800
                                                         ------------
                                                           12,184,719
                                                         ------------
          Cosmetics/Personal Care--0.20%
              Carter-Wallace Inc.                  2,625       50,794
          *   Estee Lauder Companies Inc. "A"      7,378      317,992
                                                         ------------
                                                              368,786
                                                         ------------
          Distribution/Wholesale--0.51%
              Advanced Marketing Services Inc.     1,449       30,212
          +*  Aviation Sales Co.                   2,158        3,669
          +   Bell Microproducts Inc.              2,292       27,412
          +   Brightpoint Inc.                     5,443       15,785
          +   CellStar Corp.                       2,938        6,317
          +   Daisytek International Corp.         2,166       34,114
          *   Fastenal Co.                         2,497      154,764
          +   First Aviation Services Inc.         2,400       11,520
          +   Handleman Co.                        3,314       55,509
              Hughes Supply Inc.                   1,672       39,543
          +   Ingram Micro Inc. "A"                4,664       67,581
          +   Keystone Automotive Industries Inc.  3,486       41,658
          +*  NuCo2 Inc.                           2,522       30,995
              Owens & Minor Inc.                   2,557       48,583
          +   Questron Technology Inc.             3,200       12,320
          +   Richton International Corp.            600       21,420
          +   SCP Pool Corp.                       1,644       56,602
          +   Tech Data Corp.                      3,574      119,229
          +   United Stationers Inc.               2,546       80,352
              Watsco Inc.                          3,306       46,615
          +   WESCO International Inc.             3,100       28,210
                                                         ------------
                                                              932,410
                                                         ------------
          Diversified Financial Services--2.77%
          *   Advanta Corp. "A"                    2,893       46,288
          +*  Affiliated Managers Group Inc.       1,584       97,416
          +   Alleghany Corp.                        434       88,102
          +*  Allied Capital Corp.                 4,839      112,023
              American Capital Strategies Ltd.     2,107       59,122
          +*  AmeriCredit Corp.                    4,803      249,516
          +*  Ameritrade Holding Corp. "A"        11,359       90,418
          +   Ampal-American Israel Corp. "A"      2,783       16,837
          +   BlackRock Inc.                       1,000       34,290
          +   Boron, LePore & Associates Inc.      2,366       32,603
              Capitol Federal Financial            5,200      100,516
          +*  CompuCredit Corp.                    2,500       27,625
          +   Digital Insight Corp.                2,589       57,217
              Doral Financial Corp.                2,908       99,744
          +   DVI Inc.                             1,919       33,774
          +   E*trade Group Inc.                  20,008      129,052
              Eaton Vance Corp.                    3,616      125,837
              Edwards (A.G.) Inc.                  4,612      207,540
          +   E-LOAN Inc.                          4,300        4,515
          +*  Equitex Inc.                         6,339       37,463
          +*  Factual Data Corp.                     900        6,489
              Federated Investors Inc. "B"         8,190      263,718
          +   Financial Federal Corp.              1,665       48,202
              Finova Group Inc.                    5,393       19,954
          +   Forrester Research Inc.              1,166       26,340

        ----------------------------------------------------------------
                                                    Shares        Value

        ----------------------------------------------------------------
        +   Friedman Billings Ramsey Group Inc. "A" 2,455  $     17,185
        +   Gabelli Asset Management Inc. "A"       1,100        45,265
        +   GlobalNet Financial.com Inc.            3,500           910
            Goldman Sachs Group Inc. (The)          8,138       698,240
        +   Greg Manning Auctions Inc.              1,400         2,940
            Heller Financial Inc. "A"               2,908       116,320
        +   HPSC Inc.                               2,200        18,150
        +   Instinet Group Inc.                     2,582        48,128
        +   Investment Technology Group Inc.        2,254       113,354
            Jeffries Group Inc.                     1,440        46,656
            John Nuveen Co. "A"                     2,002       113,413
        +   Kent Financial Services Inc.            1,000         4,000
        +   Kirlin Holding Corp.                    4,000         7,400
        +   Knight Trading Group Inc.               7,490        80,068
        +   Labranche & Co. Inc.                    2,600        75,400
            Legg Mason Inc.                         3,797       188,939
        +   M.H. Meyerson & Co. Inc.                3,900         4,914
        +   Matrix Bancorp Inc.                     1,947        20,307
        +   Memberworks Inc.                          898        20,780
            Metris Companies Inc.                   3,983       134,267
        +   National Processing Inc.                4,765       133,420
        +   NCO Group Inc.                          1,960        60,623
        *   Neuberger Berman Inc.                   2,900       197,200
        +   New Century Equity Holdings Corp.       3,028         3,028
        +   NextCard Inc.                           3,900        43,095
        +   Online Resources & Communications Corp. 1,400         3,360
        +   Phoenix Companies Inc.                  2,693        50,090
        +   Professional Detailing Inc.               878        80,776
            Raymond James Financial Inc.            2,566        78,520
            Resource America Inc. "A"               2,574        33,719
            Resource Bancshares Mortgage Group Inc. 4,853        35,427
        +   S1 Corp.                                3,903        54,642
        +   Siebert Financial Corp.                 2,939        13,696
        +   SoftNet Systems Inc.                    3,518         6,895
            Source Capital Corp.                      500         3,450
        *   Southwest Securities Group Inc.         1,456        30,139
        +   Startek Inc.                            2,889        65,291
        +   Stockwalk.com Group Inc.                  921         1,897
            Student Loan Corp.                      1,094        76,306
        +   TD Waterhouse Group Inc.                2,400        26,232
            Tucker Anthony Sutro Corporation        1,599        35,178
        +*  Wackenhut Corp. "A"                     2,367        40,831
            Waddell & Reed Financial Inc. "A"       5,255       166,846
        +   WFS Financial Inc.                      2,248        69,126
        +   Wit Soundview Group Inc.                4,800         8,784
                                                           ------------
                                                              5,089,808
                                                           ------------
        Electric--2.38%
            ALLETE                                  4,226        95,085
        +*  Alliant Energy Corp.                    4,851       141,407
            Avista Corp.                            3,199        63,916
            Black Hills Corp.                       1,765        71,006
            CH Energy Group Inc.                    1,656        72,781
            Cleco Corp.                             3,212        73,073
            Conectiv Inc.                           5,404       116,726
        +   Covanta Energy Corporation              3,297        60,863
            DPL Inc.                                8,804       254,964
            DQE Inc.                                3,978        89,505
        +   El Paso Electric Co.                    3,496        55,901
            Empire District Electric Co. (The)      1,961        40,573


  The accompanying notes are an integral part of these financial statements.



20    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


          -------------------------------------------------------------
          Extended Index
          Master Portfolio                         Shares        Value

          -------------------------------------------------------------
          COMMON STOCKS--(Continued)
          -------------------------------------------------------------
              Energy East Corp.                     8,042 $    168,158
              Green Mountain Power Corp.            2,136       34,091
              Hawaiian Electric Industries Inc.     1,734       66,239
              IDACorp Inc.                          1,982       69,132
              Kansas City Power & Light Co.         3,569       87,619
              Madison Gas & Electric Co.            5,619      156,208
              MDU Resources Group Inc.              4,272      135,166
              Montana Power Co.                     6,924       80,318
          +   NewPower Holdings Inc.                8,155       73,395
              Northeast Utilities                  10,402      215,842
              NorthWestern Corp.                    1,628       36,467
              NSTAR                                 3,822      162,664
              OGE Energy Corp.                      4,313       97,517
          +   Orion Power Holdings Inc.             5,496      130,860
              Otter Tail Power Co.                  1,960       54,390
          +*  Plug Power Inc.                       2,600       55,978
              Potomac Electric Power Co.            7,803      163,239
              Public Service Company of New Mexico  2,469       79,255
              Puget Energy Inc.                     6,183      161,995
              RGS Energy Group Inc.                 1,597       59,887
              SCANA Corp.                           6,992      198,573
              Sierra Pacific Resources Corp.        5,187       82,940
              TECO Energy Inc.                      7,901      240,980
              UIL Holdings Corporation                841       40,864
              UniSource Energy Corp.                3,142       72,172
          *   Utilicorp United Inc.                 6,035      185,335
          *   Western Resources Inc.                4,046       86,989
              Wisconsin Energy Corp.                7,957      189,138
              WPS Resources Corp.                   1,487       52,417
                                                          ------------
                                                             4,373,628
                                                          ------------
          Electrical Components & Equipment--0.33%
          +*  Active Power Inc.                     2,186       36,462
          +   Advanced Energy Industries Inc.       2,293       94,632
          +*  Capstone Turbine Corp.                4,900      110,201
          +   Energizer Holdings Inc.               6,061      139,100
              Hubbell Inc. "B"                      3,242       94,018
          +   Medis Technologies Ltd.               1,500       16,500
          +   Proton Energy Systems Inc.            2,100       25,200
          +*  Superconductor Technologies Inc.      3,200       19,200
          +   UCAR International Inc.               2,812       33,603
          +   Wilson Greatbatch Technologies Inc.   1,300       37,700
                                                          ------------
                                                               606,616
                                                          ------------
          Electronics--3.57%
          +*  Act Manufacturing Inc.                1,734       18,970
          +   Actel Corp.                           2,137       52,463
          +   ADE Corp.                             1,586       30,134
          +   Aeroflex Inc.                         3,466       36,393
          +*  Alpha Industries Inc.                 2,414       71,334
          +   Alpha Technologies Group Inc.         2,496       12,480
          +   Alpine Group (The) Inc.               1,396        2,234
          +*  American Superconductor Corp.         1,366       35,243
              AMETEK Inc.                           1,734       52,974
          +   Amphenol Corp. "A"                    2,598      104,050
              Analogic Corp.                          966       44,001
          +   Andrea Electronics Corp.              2,596        4,283
          +   APW Ltd.                              2,228       22,614
          +   Arrow Electronics Inc.                6,478      157,351

          -------------------------------------------------------------
                                                   Shares        Value

          -------------------------------------------------------------
          +   Artesyn Technologies Inc.             2,290 $     29,541
          +   Astropower Inc.                         800       41,712
          +   ATMI Inc.                             1,590       47,700
          +   Ault Inc.                             2,400       13,008
              Avnet Inc.                            6,224      139,542
              AVX Corp.                            11,542      242,382
              Barnes Group Inc.                     1,790       44,213
          +   Bel Fuse Inc. "A"                     1,091       32,730
              Belden Inc.                           1,088       29,104
          +   Benchmark Electronics Inc.            1,419       34,567
          +   Blonder Tongue Laboratories Inc.      4,570       18,143
          +   BOLDER Technologies Corp.             4,029           20
              Brady Corp. "A"                       1,407       50,835
              C&D Technologies Inc.                 1,414       43,834
          +   Cable Design Technologies Corp.       2,643       42,711
          +   California Amplifier Inc.             1,100        4,455
          +*  Caliper Technologies Corp.            1,734       36,501
          +   Catalyst Semiconductor Inc.           3,300       13,794
          +   Checkpoint Systems Inc.               3,397       60,467
          +   Chromatics Color Sciences             6,668          867
          +   Clare Inc.                            3,500        8,400
          +   Coherent Inc.                         1,860       67,276
          +   Concord Camera Corp.                  6,302       37,182
              CTS Corp.                             1,716       35,178
              Cubic Corp.                           1,328       41,500
          +   Cymer Inc.                            2,013       50,909
          +   Daktronics Inc.                       4,200       64,638
          +   DDi Corp.                             2,360       47,200
          +   Dionex Corp.                          1,193       39,667
          +*  DuPont Photomasks Inc.                1,284       61,953
              EDO Corp.                             3,596       57,356
          +   Electric Fuel Corp.                   2,539        6,449
          +   Electro Scientific Industries Inc.    1,818       69,266
          +   Energy Conversion Devices Inc.        1,563       43,764
          +   ESS Technology Inc.                   3,518       24,626
          +   Evans & Sutherland Computer Corp.     3,765       30,609
          +   Exar Corp.                            2,628       51,929
          +   Excel Technology Inc.                 1,006       22,212
          +   Fairchild Semiconductor Corp. "A"     5,900      135,700
          +   FEI Co.                               1,469       60,229
          +   Fisher Scientific International Inc.  2,691       78,039
              Frequency Electronics Inc.            1,643       30,395
          +   FSI International Inc.                2,428       30,593
          +   FuelCell Energy Inc.                  2,000       46,180
              General Cable Corp.                   3,747       69,507
          +*  Genrad Inc.                           3,397       20,382
          +   Gentex Corp.                          4,918      137,065
          +   Genus Inc.                            1,400        6,720
          +   GlobeSpan Inc.                        4,500       65,700
          +   HEI Inc.                              2,100       19,110
              Helix Technology Corp.                1,597       48,677
          +   HI/FN Inc.                            1,039       15,720
          +   Hutchinson Technology Inc.            2,299       43,796
          +   Ibis Technology Corp.                   705        7,776
          +   IFR Systems Inc.                      1,900        3,325
          +   Illinois Superconductor Corp.         4,000        6,600
          +   ImageX.com Inc.                       2,100        2,625
          +   Innovex Inc.                          3,844       14,107
          +   Interlink Electronics Inc.            3,850       31,223
          +   inTEST Corp.                          1,900       11,970


  The accompanying notes are an integral part of these financial statements.



21    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


           ----------------------------------------------------------
           Extended Index
           Master Portfolio                      Shares        Value

           ----------------------------------------------------------
           COMMON STOCKS--(Continued)
           ----------------------------------------------------------
           +   Invision Technologies Inc.        1,939  $      7,465
           +   JMAR Technologies Inc.            2,400         9,264
           +   JNI Corp.                         3,600        50,400
           +   JPM Company (The)                 3,660           915
           +   KEMET Corp.                       5,608       111,094
           +   Lifeline Systems Inc.             1,214        23,989
           +   Littelfuse Inc.                   1,208        32,362
           +   Lowrance Electronics Inc.         2,700         7,425
           +   Mackie Designs Inc.               2,661        13,438
           +   Mattson Technology Inc.           1,653        28,894
           +   Maxwell Technologies Inc.         1,412        31,488
           +   Meade Instruments Corp.           3,280        22,074
           +   Mechanical Technology Inc.        1,914        13,800
           +   MedicaLogic/Medscape Inc.         5,227         3,084
           +   Mercury Computer Systems Inc.     1,444        63,680
           +   Mesa Laboratories Inc.            2,400        11,520
               Methode Electronics Inc. "A"      2,190        18,834
           +   Micrel Inc.                       5,768       190,344
           +   Micro Linear Corp.                  810         1,984
           +   Microsemi Corp.                   1,017        72,207
           +*  MIPS Technologies Inc. "A"        2,467        42,679
           +*  MKS Instruments Inc.              2,385        68,688
           +   Molecular Devices Corp.           1,818        36,451
           +   NETsilicon Inc.                   1,600         7,600
           +   Nu Horizons Electronics Corp.     2,415        22,942
           +   Oak Technology Inc.               4,600        48,714
           +   OPTi Inc.                         2,083         7,936
           +   OSI Systems Inc.                  2,434         9,054
           +   OYO Geospace Corp.                1,100        25,190
           +   PCD Inc.                          3,210        13,931
           +   Photon Dynamics Inc.                800        21,600
           +   Photronics Inc.                   2,147        55,092
           *   Pioneer-Standard Electronics Inc. 2,671        34,189
           +   PLX Technology Inc.               2,100        17,829
           +   Power Integrations Inc.           1,812        28,267
           +   QuickLogic Corp.                  2,100        12,642
           +   Ramtron International Corp.       3,840        11,904
           +   Rayovac Corp.                     2,929        62,388
           +   Recoton Corp.                     2,431        42,119
           +   REMEC Inc.                        3,501        43,412
           +   Reptron Electronics Inc.          3,600        16,560
           +   Research Frontiers Inc.           1,504        40,608
           +   Robotic Vision Systems Inc.       2,513         4,146
           +   Rogers Corp.                        962        25,493
           +   Rudolph Technologies Inc.         1,417        66,599
           +   Sawtek Inc.                       2,466        58,025
           +   SBS Technologies Inc.             1,230        23,272
           +   SCI Systems Inc.                  9,274       236,487
           +   Semtech Corp.                     4,736       142,080
           +*  Sensar Corp                       2,000           560
           +*  Sensormatic Electronics Corp      4,851        82,467
           +   Sheldahl Inc.                     2,484         4,471
           +   Silicon Image Inc.                5,000        25,000
           +   Siliconix Inc.                    2,501        79,132
           +   SIPEX Corp.                       2,060        31,085
               SLI Inc.                          2,799        23,092
           +   Spectra-Physics Lasers Inc.       1,196        27,675
           +   Spectrum Control Inc.             2,390        14,244

          ------------------------------------------------------------
                                                  Shares        Value

          ------------------------------------------------------------
          +   Spire Corp.                          5,000 $     27,550
          +   Surge Components Inc.                1,900        1,881
              Tech/Ops Sevcon Inc.                 1,439       13,599
              Technitrol Inc.                      1,846       47,996
          +   Therma-Wave Inc.                     1,515       28,891
          +   Three-Five Systems Inc.              1,445       25,981
          +   Trimble Navigation Ltd.              1,915       37,323
          +   Triumph Group Inc.                     815       39,935
          +   Tvia Inc.                            2,220        4,995
          +   Ultrak Inc.                            542        1,301
          +   Universal Display Corp.              2,700       52,920
          +   Universal Electronics Inc.           1,278       23,004
          +*  Valence Technology Inc               3,746       24,087
          +   Varian Inc.                          2,430       78,489
          +   Viasystems Group Inc.                9,029       27,177
          +   Vicor Corp.                          2,475       40,342
          +*  Virata Corp.                         4,400       52,140
          +   Vishay Intertechnology Inc.          8,624      198,352
          +   Waters Corp.                         7,988      220,549
              Watts Industries Inc. "A"            2,401       40,697
              Woodhead Industries Inc.             1,806       30,702
              X-Rite Inc.                          3,781       33,424
          +*  Zoran Corp.                          1,972       58,608
          +   Zygo Corp.                             911       20,270
                                                         ------------
                                                            6,574,300
                                                         ------------
          Energy & Related--0.05%
          +*  H Power Corp.                        3,940       38,257
          +*  Millennium Cell Inc.                 3,400       35,870
          +   Syntroleum Corp.                     2,492       22,652
                                                         ------------
                                                               96,779
                                                         ------------
          Engineering & Construction--0.11%
              Granite Construction Inc.            2,754       70,007
          +   Jacobs Engineering Group Inc.        1,643      107,173
          +   UNIFAB International Inc.            3,300       16,995
                                                         ------------
                                                              194,175
                                                         ------------
          Entertainment--1.17%
          +   AMC Entertainment Inc.               3,050       39,650
          +   Anchor Gaming                        1,278       82,584
          +   Argosy Gaming Co.                    2,403       66,707
          +   barnesandnoble.com Inc.              2,900        4,727
          +   Championship Auto Racing Teams Inc.  1,178       18,848
          +   Cheap Tickets Inc.                   2,400       36,240
              Churchill Downs Inc.                 1,277       32,027
              Dover Downs Entertainment Inc.       3,290       50,666
          +   Expedia Inc. "A"                     4,400      205,040
          +   Gaylord Entertainment Co. "A"        1,767       50,890
          +*  Global Sports Inc.                   2,939       23,512
          +   GTECH Holdings Corp.                 1,846       65,551
          +   Hollywood Entertainment Corp.        3,393       28,705
          +   Image Entertainment Inc.               599        1,977
          +   International Game Technology Inc.   4,521      282,969
              International Speedway Corp. "A"     3,538      148,596
          +   Isle of Capris Casinos Inc.          1,700       15,980
          +   Macrovision Corp.                    3,260      223,310
          +*  Metro-Goldwyn-Mayer Inc.            13,240      299,886
          +   Penn National Gaming Inc.            2,343       59,512
          +   Pinnacle Entertainment Inc.          1,651       12,135


  The accompanying notes are an integral part of these financial statements.



22    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


     ----------------------------------------------------------------------
     Extended Index
     Master Portfolio                                  Shares        Value

     ----------------------------------------------------------------------
     COMMON STOCKS--(Continued)
     ----------------------------------------------------------------------
     +   Six Flags Inc.                                 4,874 $    102,549
     +   Speedway Motorsports Inc.                      3,156       79,563
     +   Steinway Musical Instruments Inc.              1,325       23,386
     +   Ticketmaster Online-CitySearch Inc. "B"        4,013       59,392
     +*  Trendwest Resorts Inc.                         1,751       40,962
     +   Vail Resorts Inc.                              2,910       55,290
     +   World Wrestling Federation Entertainment Inc.  1,900       26,220
     +   Zomax Inc.                                     2,356       20,992
                                                              ------------
                                                                 2,157,866
                                                              ------------
     Environmental Control--0.35%
     +   Catalytica Energy Systems Inc.                 1,705       36,998
     +   Duratek Inc.                                   2,430       11,907
         IMCO Recycling Inc.                            5,713       40,562
     +   Ionics Inc.                                    1,620       51,030
     +   IT Group Inc.                                  2,512       15,951
     +   Layne Christensen Co.                          6,420       54,570
         Mine Safety Appliances Co.                       963       31,490
     +   MPM Technologies Inc.                          1,900        7,030
     +   Republic Services Inc. "A"                    11,167      221,665
     +   Stericycle Inc.                                1,400       65,730
     +   Tetra Tech Inc.                                2,197       59,758
     +   U S Liquids Inc.                               5,654       26,008
     +   Waste Holdings Inc.                            2,593       19,707
                                                              ------------
                                                                   642,406
                                                              ------------
     Food--1.78%
     +*  American Italian Pasta Co. "A"                 1,509       70,018
         Andersons Inc.                                 2,101       18,069
         Applebee's International Inc.                  2,614       52,306
     +   Arden Group Inc. "A"                             520       24,960
         Bridgeford Food Corp.                          1,119       14,681
     +   CEC Entertainment Inc.                         1,609       79,404
     +   Chart House Enterprises Inc.                     526        1,031
     +   Cheesecake Factory (The)                       3,574      101,144
         Corn Products International Inc.               2,303       73,696
         Dean Foods Co.                                 2,260       90,852
     +   Del Monte Foods Co.                            3,796       31,810
         Dole Food Co.                                  2,850       54,292
         Dreyer's Grand Ice Cream Inc.                  2,121       59,176
         Earthgrains Company (The)                      2,723       70,798
         Fleming Companies Inc.                         3,411      121,773
     +   Flowers Foods Inc.                             1,153       36,147
         Fresh Brands Inc.                              3,742       52,014
     +   Fresh Del Monte Produce Inc.                   2,629       28,998
     +   Gardenburger Inc.                              3,019        2,596
     +   Green Mountain Coffee Inc.                     1,000       29,880
     +   Hain Celestial Group Inc.                      1,889       41,558
         Hormel Foods Corp.                             8,986      218,719
         IBP Inc.                                       7,053      178,088
     +   IHOP Corp.                                     1,582       42,477
         Interstate Bakeries Corp.                      2,520       40,320
     +   Jack in the Box Inc.                           2,251       58,751
     +   Kraft Foods Inc.                               5,981      185,411
         Lance Inc.                                     2,741       37,003
     +   M&F Worldwide Corp.                            1,561        6,010
         McCormick & Co. Inc.                           4,552      191,275
     +   Northland Cranberries "A"                      2,127        2,765

         ---------------------------------------------------------------
                                                    Shares        Value

         ---------------------------------------------------------------
         +*  P.F. Chang's China Bistro Inc.          1,053 $     39,909
         +*  Papa John's International Inc.          1,821       46,162
         +   Pathmark Stores Inc.                    1,900       46,740
         +   Performance Food Group Co.              2,324       70,255
         +   Ralcorp Holdings Inc.                   2,028       38,005
         +   Rare Hospitality International Inc.     1,567       35,414
             Ruddick Corp.                           2,487       42,155
         +   Schlotzsky's Inc.                         972        5,307
             Seaboard Corp.                            166       34,511
             Sensient Technologies Corp.             2,590       53,147
         +   Smithfield Foods Inc.                   3,479      140,204
         +   Sonic Corp.                             1,826       57,939
         +   Suiza Foods Corp.                       1,766       93,775
         +   Tejon Ranch Co.                         1,368       37,278
             Tootsie Roll Industries Inc.            3,343      128,839
             Tyson Foods Inc. "A"                   14,742      135,774
         +   United Heritage Corp.                   6,360        7,505
         +   United Natural Foods Inc.               1,913       40,077
             Weis Markets Inc.                       3,068      108,178
         +*  Whole Foods Market Inc.                 3,158       85,582
         +   Wild Oats Markets Inc.                  1,876       19,529
                                                           ------------
                                                              3,282,307
                                                           ------------
         Forest Products & Paper--0.32%
             American Woodmark Corp.                 1,000       38,420
             Bowater Inc.                            3,015      134,891
         +   Buckeye Technologies Inc.               1,702       24,509
             Caraustar Industries Inc.               3,220       29,624
             Chesapeake Corp.                          959       23,735
         +   Fibermark Inc.                          1,686       22,339
             Georgia-Pacific (Timber Group)          5,707      204,025
             Glatfelter (P.H.) Co.                   3,481       49,639
             Pope & Talbot Inc.                      1,397       18,035
             Wausau-Mosinee Paper Corp.              3,433       44,251
                                                           ------------
                                                                589,468
                                                           ------------
         Gas--0.12%
             AGL Resources Inc.                      2,957       70,229
             NUI Corp.                               1,366       31,527
             Vectren Corporation                     3,387       70,111
             WGL Holdings Inc.                       2,044       55,413
                                                           ------------
                                                                227,280
                                                           ------------
         Hand/Machine Tools--0.33%
         +   Axsys Technologies Inc.                 1,179       13,995
             Baldor Electric Co.                     1,856       39,663
             Franklin Electric Co. Inc.                450       34,155
             Kennametal Inc.                         2,336       86,198
         +   Powell Industries Inc.                  2,091       62,730
             Regal-Beloit Corp.                      1,935       40,480
         +   SPX Corp.                               2,576      322,464
                                                           ------------
                                                                599,685
                                                           ------------
         Health Care--4.86%
         +*  ABIOMED Inc.                            1,772       41,784
         +   Accredo Health Inc.                     1,125       41,839
         +*  Advanced Tissue Sciences Inc.           3,800       19,000
         +*  Albany Molecular Research Inc.          2,100       79,821
         +   American Medical Systems Holdings Inc.  3,000       46,050
         +   AmeriPath Inc.                          1,673       49,019
         +   Apogent Technologies Inc.               6,918      170,183


  The accompanying notes are an integral part of these financial statements.



23    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


         --------------------------------------------------------------
         Extended Index
         Master Portfolio                          Shares        Value

         --------------------------------------------------------------
         COMMON STOCKS--(Continued)
         --------------------------------------------------------------
         +   Apria Healthcare Group Inc.            3,016 $     87,012
         +   Aradigm Corp.                          2,248       15,736
             Arrow International Inc.               1,139       43,738
         +*  Arthocare Corp.                        1,260       32,949
         +   AVAX Technologies Inc.                 2,900        2,610
         +*  Avigen Inc.                            1,500       32,250
         +   Bacou USA Inc.                         1,187       33,450
             Beckman Coulter Inc.                   4,158      169,646
             Bei Technologies Inc.                    900       24,309
         +   BioMarin Pharmaceutical Inc.           4,800       63,408
         +   Bio-Rad Laboratories Inc. "A"          1,458       72,608
         +   Bioreliance Corp.                      2,049       25,817
         +   Biosite Diagnostics Inc.                 977       43,770
         +   BriteSmile Inc.                        6,500       68,315
         +   Bruker Daltonics Inc.                  3,335       50,258
         +   CardioDynamics International Corp.     2,800       15,036
         +   CardioGenesis Corp.                    2,404        7,068
         +   Cerner Corp.                           2,467      103,614
         +   Cerus Corp.                              847       61,467
         +   ChromaVision Medical Systems Inc.      3,736       18,755
         +   Closure Medical Corp.                  1,294       29,723
         +   Colorado Medtech Inc.                  1,974        7,679
         +   Community Health Systems Inc.          5,400      159,300
         +   Computer Motion Inc.                   1,959        7,268
         +   Conmed Corp.                           1,677       43,686
             Cooper Companies Inc.                  1,167       59,984
         +   Core Inc.                              2,850       13,965
         +   Covance Inc.                           3,305       74,858
         +   Coventry Health Care Inc.              4,232       85,486
         +*  Cyber-Care Inc.                        5,200        6,500
         +   Cyberonics Inc.                        1,143       19,317
         +*  Cygnus Inc.                            2,359       24,180
         +   Cytyc Corp.                            7,458      171,907
             Datascope Corp.                          978       45,076
         +   DaVita Inc.                            5,221      106,143
             Diagnostic Products Corp.              1,234       40,969
         +   Diametrics Medical Inc.                3,462        9,694
         +   Dynacq International Inc.              2,800       53,844
         +   Edwards Lifesciences Corp.             3,700       97,532
         +   Enzo Biochem Inc.                      1,793       61,500
         +   Enzon Inc.                             2,384      149,000
         +*  Epimmune Inc.                          2,000        7,500
         +   Express Scripts Inc. "A"               5,008      275,590
         +   Haemonetics Corp.                      1,692       51,606
         +   Health Management Associates Inc. "A" 15,437      324,794
         +   Health Net Inc.                        7,267      126,446
         +   Healthtronics Inc.                     2,400       24,000
             Hillenbrand Industries Inc.            3,895      222,443
         +   Hologic Inc.                           2,693       18,312
             Hooper Holmes Inc.                     3,918       40,159
         +   IDEXX Laboratories Inc.                1,429       44,656
         +*  IGEN International Inc.                1,785       46,410
         +   I-many Inc.                            1,903       25,690
         +   Impath Inc.                            1,124       49,793
         +   INAMED Corp.                           1,100       26,895
         +   InSight Health Services Corp.          1,800       31,860
         +   Intermagnetics General Corp.           1,000       32,400
         +   Interpore International                2,927       14,489

        ----------------------------------------------------------------
                                                    Shares        Value

        ----------------------------------------------------------------
            Invacare Corp.                          1,837  $     70,963
        +   Inverness Medical Technology Inc.       2,500        92,500
        +   Isolyser Co. Inc.                       2,500         3,650
        +   I-Stat Corp.                            1,362        20,076
        +   Kensey Nash Corp.                       1,733        29,010
        +   Laboratory Corp. of America Holdings    4,080       313,752
        +   Lasersight Inc.                         1,588         3,605
        +   LifeCell Corp.                            600         1,290
        +   LifePoint Hospitals Inc.                2,000        88,560
        +   Lincare Holdings Inc.                   5,608       168,296
        +*  Luminex Corp.                           2,140        42,779
        +   Magellan Health Services Inc.           2,200        28,160
        +   Matria Healthcare Inc.                  1,560        24,554
        +   Med-Design Corp. (The)                  2,100        63,294
        +   Medwave Inc.                            1,841         8,284
        *   Mentor Corp.                            1,484        42,294
            Meridian Bioscience Inc.                4,830        25,116
        +   Merit Medical Systems Inc.              2,000        18,000
        +   Micro Therapeutics Inc.                 3,300        26,400
        +   Mid Atlantic Medical Services Inc.      3,220        57,735
        +   Minimed Inc.                            4,012       192,576
        +   Novamed Eyecare Inc.                    2,500         5,775
        +   Novavax Inc.                            4,500        43,875
        +   Novoste Corp.                           2,694        68,697
        +   Oakley Inc.                             4,562        84,397
        +   Ocular Sciences Inc.                    2,303        58,496
        +   OraSure Technologies Inc.               2,701        33,762
        +   Ortec Inernational Inc.                 3,263        21,373
        +   OrthAlliance Inc. "A"                   1,581         5,138
        +   Orthodontic Centers of America Inc.     2,838        86,275
        +   Orthologic Corp.                        3,033        13,376
        +   Osteotech Inc.                          2,997        13,636
        +   Oxford Health Plans Inc.                5,396       154,326
        +   PacifiCare Health Systems Inc. "A"      2,236        36,447
        +   Palatin Technologies Inc.               1,800         7,740
        +   Pediatrix Medical Group Inc.            1,483        49,236
        +   PharmaNetics Inc.                       2,400        25,224
        +   Polymedica Industries Corp.               800        32,400
        +   Possis Medical Inc.                     3,456        41,645
        +   Prime Medical Service Inc.              2,659        11,992
        +*  Province Healthcare Co.                 2,368        83,567
        +   PSS World Medical Inc.                  7,148        45,962
            Psychemedics Corp.                      2,416        10,268
        +   Quest Diagnostics Inc.                  6,072       454,489
        +   RehabCare Group Inc.                    1,278        61,600
        +   Renal Care Group Inc.                   3,513       115,543
        +   Res-Care Inc.                           2,444        20,187
        +*  ResMed Inc.                             1,712        86,542
        +   Respironics Inc.                        2,313        68,835
        +   Ribozyme Pharmaceuticals Inc.           3,000        30,000
        +   SciQuest.com Inc.                       3,205         3,333
        +   Select Medical Corp.                    2,800        56,000
        +   Sola International Inc.                 3,813        53,801
        +   Specialty Laboratories Inc.             1,300        49,205
        +   Spectranetics Corp.                     3,055         7,790
        +   SPECTRASCIENCE Inc.                     2,000        10,600
        +   Staar Surgical Co.                      1,696         8,192
        +   Steris Corp.                            4,554        91,308
        +*  Sunrise Assisted Living Inc.            1,950        51,187
        +*  Sunrise Technologies International Inc. 4,043         4,973


  The accompanying notes are an integral part of these financial statements.



24    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


           -----------------------------------------------------------
           Extended Index
           Master Portfolio                       Shares        Value

           -----------------------------------------------------------
           COMMON STOCKS--(Continued)
           -----------------------------------------------------------
           +   Syncor International Corp.          1,382 $     42,842
           +   Techne Corp.                        2,192       71,240
           +   Theragenics Corp.                   2,984       33,331
           +*  Thoratec Labs Corp.                 5,376       83,597
           +*  Triad Hospitals Inc.                4,224      124,481
           +   Trigon Healthcare Inc.              2,392      155,121
           +   TriPath Imaging Inc.                3,479       34,478
           +   U.S. Physical Therapy Inc.          3,600       57,492
           +   Unilab Corp.                        1,772       44,654
           +   Universal Health Services Inc. "B"  3,730      169,715
           +   Urologix Inc.                       2,100       38,451
           +   US Oncology Inc.                    4,023       35,764
           +   Valentis Inc.                       3,876       24,225
           +   Varian Medical Systems Inc.         1,830      130,845
           +*  Ventana Medical Systems Inc.        1,393       43,879
           +   VISX Inc.                           4,020       77,787
               Vital Sign Inc.                     1,269       41,940
           +   WebMD Corp.                        23,096      161,672
               West Pharmaceutical Services Inc.   1,471       39,717
           +   Young Innovations Inc.                903       20,227
           +   ZEVEX International Inc.            1,200        4,320
           +   Zoll Medical Corp.                    677       18,584
                                                         ------------
                                                            8,932,614
                                                         ------------
           Holding Companies-Diversified--3.59%
           +   Berkshire Hathaway Inc. "A"            94    6,523,600
           +   Craig Corp.                         1,000        2,000
           +   Triarc Companies Inc.               1,308       34,270
               Walter Industries Inc.              3,486       41,483
                                                         ------------
                                                            6,601,353
                                                         ------------
           Home Builders--0.68%
           +   AMREP Corporation                     500        2,500
           +   Beazer Homes USA Inc.               1,231       78,156
           +   Champion Enterprises Inc.           5,252       59,768
               Clayton Homes Inc.                  8,105      127,411
               D.R. Horton Inc.                    4,945      112,251
           +   Del Webb Corp.                      1,308       50,607
           +   Dominion Homes Inc.                 1,300       12,350
               Fleetwood Enterprises Inc.          3,500       49,280
               Lennar Corp.                        3,750      156,375
               M.D.C. Holdings Inc.                1,232       43,613
           +   Monaco Coach Corp.                  1,835       60,922
               Newmark Homes Corp.                 1,914       26,279
           +   NVR Inc.                              481       71,188
           +   Palm Harbor Homes Inc.              2,363       51,395
               Ryland Group Inc.                   1,057       53,484
               Skyline Corp.                       1,441       39,195
               Standard-Pacific Corp.              2,626       60,792
               Thor Industries Inc.                1,446       47,675
           +   Toll Brothers Inc.                  2,254       88,605
               Winnebago Industries Inc.           2,120       65,190
                                                         ------------
                                                            1,257,036
                                                         ------------
           Home Furnishings--0.42%
           +   Applica Inc.                        4,014       31,951
               Bassett Furniture Industries Inc.   2,279       28,670
               Ethan Allen Interiors Inc.          3,049       99,093
               Fedders Corp.                       3,324       17,285

          -------------------------------------------------------------
                                                   Shares        Value

          -------------------------------------------------------------
          +   Furniture Brands International Inc.  3,220  $     90,160
              Harman International Industries Inc. 1,782        67,876
              Kimball International Inc. "B"       1,920        34,752
          +   Lazare Kaplan International Inc.     2,279        11,623
              La-Z-Boy Inc.                        3,606        66,711
              Libbey Inc.                          1,773        70,406
              Movado Group Inc.                    1,678        33,896
              Oneida Ltd.                          1,947        39,583
          +*  Parkervision Inc.                    1,320        34,518
          +   Polycom Inc.                         4,448       102,704
              Rowe Furniture Corp.                   499         1,622
          +   Royal Appliance Manufacturing Co.    2,194        13,340
          +*  Salton Inc.                          1,283        22,837
                                                          ------------
                                                               767,027
                                                          ------------
          Household Products/Wares--0.49%
              Blyth Inc.                           2,800        71,988
              Church & Dwight Co. Inc.             2,224        56,601
              Dial Corp.                           6,317        90,017
          +   Enesco Group Inc.                    7,002        42,362
          +   Fossil Inc.                          2,804        58,183
              Harland (John H.) Co.                1,887        43,967
          +   Helen of Troy Ltd.                   2,599        22,975
          +   Nashua Corp.                         3,083        21,427
              National Presto Industries Inc.      1,071        31,809
              Pennzoil-Quaker State Co.            5,777        64,702
          +   Playtex Products Inc.                4,899        52,419
              Russ Berrie & Co. Inc.               1,994        58,624
          +   Scotts Co. (The) "A"                 1,835        76,061
              Standard Register Co.                2,728        50,468
              Toro Co.                             1,375        61,806
              Wallace Computer Services Inc.       2,335        38,621
          +*  Yankee Candle Co. Inc. (The)         3,500        66,465
                                                          ------------
                                                               908,495
                                                          ------------
          Industrial-Diversified--0.01%
          +   York Group Inc.                      1,499        14,660
                                                          ------------
          Insurance--3.01%
          +   Acceptance Insurance Companies Inc.  3,741        19,640
              Alfa Corp.                           1,928        47,622
              Allmerica Financial Corp.            3,000       172,500
          *   American Financial Group Inc.        3,332       100,960
              American National Insurance Co.      1,184        88,504
              AmerUs Group Co.                     1,849        65,584
              Argonaut Group Inc.                  2,775        55,778
          +   Arm Financial Group Inc. "A"         1,057             1
              Baldwin & Lyons Inc. "B"             1,513        31,773
              Berkley (W.R.) Corp.                 1,985        82,219
              Brown & Brown Inc.                   2,008        84,316
              Capitol Transamerica Corp.           1,713        26,089
          +   CNA Financial Corp.                  8,827       348,225
              CNA Surety Corp.                     2,972        41,608
              Commerce Group Inc.                  2,012        74,021
              Crawford & Co. "B"                   3,782        68,076
          +   Danielson Holding Corp.                700         3,115
              Delphi Financial Group Inc. "A"        948        36,498
              Donegal Group Inc. " A"              1,710        22,145
              Donegal Group Inc. "B"                 855         9,841
              Erie Indemnity Co. "A"               4,799       142,770
              FBL Financial Group Inc. "A"         2,105        37,890


  The accompanying notes are an integral part of these financial statements.



25    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


        ----------------------------------------------------------------
        Extended Index
        Master Portfolio                            Shares        Value

        ----------------------------------------------------------------
        COMMON STOCKS--(Continued)
        ----------------------------------------------------------------
            Fidelity National Financial Inc.        4,304  $    105,749
            Financial Industries Corp.              1,320        16,566
            First American Corp.                    4,918        93,147
            Fremont General Corp.                   3,527        22,926
            Gainsco Inc.                              770           924
            Gallagher (Arthur J.) & Co.             4,692       121,992
            Great American Financial Resources Inc. 2,609        47,066
            Harleysville Group Inc.                 2,703        80,414
            HCC Insurance Holdings Inc.             3,153        77,249
        +   HealthExtras Inc.                       3,729        35,351
            Hilb Rogal & Hamilton Co.                 847        37,056
            Horace Mann Educators Corp.             2,702        58,228
            Independence Holding Co.                1,069        16,024
            Kansas City Life Insurance Co.          1,354        54,160
            LandAmerica Financial Group Inc.        1,290        41,087
            Leucadia National Corp.                 4,082       132,461
            Liberty Financial Companies Inc.        2,664        86,447
        +   Markel Corp.                              446        87,639
            Mercury General Corp.                   2,849        99,630
            MONY Group Inc.                         3,193       128,135
            Nationwide Financial Services Inc.      1,464        63,904
        +   Navigators Group Inc.                   1,877        35,475
        +   Odyssey Re Holdings Corp.               1,410        25,479
            Ohio Casualty Corp.                     5,178        67,055
            Old Republic International Corp.        8,000       232,000
        +*  Philadelphia Consolidated Holding Co.   1,445        50,257
        +   PICO Holdings Inc.                      2,300        33,626
            PMA Capital Corp. "A"                   2,309        41,677
            PMI Group Inc. (The)                    2,935       210,322
            Presidential Life Corp.                 2,120        47,488
        +   ProAssurance Corp.                      2,298        39,641
        +   Professionals Group Inc.                1,112        30,547
            Protective Life Corp.                   3,582       123,113
            Radian Group Inc.                       6,182       250,062
            Reinsurance Group of America Inc.       2,557        96,910
            RLI Corp.                                 964        43,303
            Selective Insurance Group Inc.          1,963        52,373
            StanCorp Financial Group Inc.           2,000        94,780
            State Auto Financial Corp.              3,976        65,167
        +   Stewart Information Services Corp.      2,478        48,296
            Transatlantic Holdings Inc.             2,050       251,146
        +   Triad Guaranty Inc.                     1,498        59,920
            21st Century Insurance Group            4,619        85,913
        +   UICI                                    4,968        63,342
            United Fire & Casualty Co.              1,251        36,554
            Unitrin Inc.                            4,544       174,490
        +   Universal American Financial Corp.      3,000        18,630
            Wesco Financial Corp.                     418       145,422
            White Mountains Insurance Group Inc.      256        96,320
            Zenith National Insurance Corp.         1,762        47,574
                                                           ------------
                                                              5,532,212
                                                           ------------
        Iron/Steel--0.20%
            AK Steel Holding Corp.                  8,844       110,904
            Carpenter Technology Corp.              1,780        52,136
            Gibraltar Steel Corp.                   1,160        22,736
            National Steel Corp. "B"                4,836         8,318
            Reliance Steel & Aluminum Co.           1,537        38,809

          -------------------------------------------------------------
                                                   Shares        Value

          -------------------------------------------------------------
              Ryerson Tull Inc.                     3,442 $     46,433
          +   Shiloh Industries Inc.                2,882       14,266
          +   Steel Dynamics Inc.                   4,841       60,513
          +   Weirton Steel Corp.                   2,700        1,728
          +   WHX Corp.                             1,756        3,372
                                                          ------------
                                                               359,215
                                                          ------------
          Leisure Time--0.50%
              Ambassadors International Inc.          965       23,836
          +*  American Classic Voyages Co.          2,034        7,119
          +   Bally Total Fitness Holding Corp.     1,835       54,334
              Callaway Golf Co.                     4,560       72,048
          +   Cannondale Corp.                      3,074       12,112
          +*  Direct Focus Inc.                     1,800       85,500
              Galileo International Inc.            5,294      172,055
          +   K2 Inc.                               2,311       26,415
              Polaris Industries Partners LP "A"    1,647       75,433
          +   Rawlings Sporting Goods Co.           3,087       14,262
          +   Resortquest International Inc.        3,354       38,571
              Royal Caribbean Cruises Ltd.         11,518      254,663
          +*  WMS Industries Inc.                   2,502       80,489
                                                          ------------
                                                               916,837
                                                          ------------
          Lodging--0.73%
          +   Ameristar Casinos Inc.                7,800      124,800
          +   Aztar Corp.                           2,668       32,283
          +   Boca Resorts Inc. "A"                 2,661       39,197
          +   Boyd Gaming Corp.                     6,380       36,685
          +   Choice Hotels International Inc.      4,489       67,335
          +   Crestline Capital Corp.               1,655       51,421
          +   Extended Stay America Inc.            5,792       86,880
          +   Hollywood Casino Corp. "A"            4,100       32,185
          +   John Q Hammons Hotels Inc.            2,600       16,900
          +   Mandalay Resort Group Inc.            4,456      122,094
              Marcus Corp.                          2,495       34,805
          *   MGM Grand Inc.                       10,182      305,053
          +   Park Place Entertainment Corp.       19,847      240,149
          +   Prime Hospitality Corp.               3,038       36,000
          +   ShoLodge Inc.                         1,700        8,874
              Sonesta International Hotels Corp.      800        7,600
          +   Station Casinos Inc.                  4,168       66,688
          +   Suburban Lodges of America Inc.       3,969       30,561
                                                          ------------
                                                             1,339,510
                                                          ------------
          Machinery--1.11%
          *   AGCO Corp.                            3,663       33,516
          +*  Albany International Corp. "A"        2,107       39,822
              Applied Industrial Technologies Inc.  1,369       25,943
          +   Astec Industries Inc.                 1,643       28,342
          +   Asyst Technologies Inc.               2,036       27,486
          +   Brooks Automation Inc.                1,205       55,551
          +   Cognex Corp.                          3,191      108,015
              Donaldson Co. Inc.                    3,564      111,019
          +   DT Industries Inc.                    2,068       14,497
          +   Dycom Industries Inc.                 2,491       57,119
          +   Electroglas Inc.                      1,827       32,338
          +   Esterline Technologies Corp.          1,575       34,256
          +   Flowserve Corp.                       3,318      102,029
          +   Gardner Denver Inc.                   2,593       53,286
              Gerber Scientific Inc.                3,216       35,215


  The accompanying notes are an integral part of these financial statements.



26    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


           ----------------------------------------------------------
           Extended Index
           Master Portfolio                      Shares        Value

           ----------------------------------------------------------
           COMMON STOCKS--(Continued)
           ----------------------------------------------------------
           +   Global Payment Technologies Inc.  2,540  $      7,671
           +   Global Power Equipment Group Inc.   440        12,892
               Graco Inc.                        2,097        69,201
           +   Hurco Companies Inc.                600         1,662
               Idex Corp.                        1,912        65,008
           +   Imation Corp.                     1,818        45,814
           +   Insituform Technologies Inc. "A"  1,180        43,070
               JLG Industries Inc.               2,372        29,294
           +   Kulicke & Soffa Industries Inc.   3,584        61,501
               Lincoln Electric Holding Inc.     3,754        95,727
           +   Magnetek Inc.                     2,812        35,150
               Manitowoc Co. Inc.                1,359        40,091
           +   McClain Industries Inc.           1,400         3,514
               Nordson Corp.                     2,262        52,727
           +   Paragon Technologies Inc.         3,600        26,640
           +   Paxar Corp.                       4,543        65,419
           +   PPT Vision Inc.                   1,600         3,456
           +   Presstek Inc.                     1,890        22,680
           +   Research Inc.                     3,200         1,600
               Robbins & Myers Inc.              1,306        36,829
           +   Semitool Inc.                     1,816        21,665
               Stewart & Stevenson Services Inc. 2,732        90,156
               Tecumseh Products Co. "A"           939        46,481
           +   Tegal Corp.                       4,300        12,040
               Tennant Co.                       1,215        48,600
           +   Terex Corp.                       1,930        40,916
           +   Thermo Fibertek Inc.              4,150        12,035
               Thomas Industries Inc.            1,910        56,345
           +   Ultratech Stepper Inc.            1,943        49,838
           +   Unova Inc.                        4,748        32,666
               Woodward Governor Co.               816        68,830
           +   Zebra Technologies Corp. "A"      1,698        83,406
                                                        ------------
                                                           2,041,358
                                                        ------------
           Manufacturers--0.53%
               AZZ Incorporated                  1,300        32,500
               Carlisle Companies Inc.           1,750        61,023
           +   CUNO Inc.                         1,796        53,880
               Federal Signal Corp.              3,227        75,738
               Harsco Corp.                      2,388        64,786
               Lancaster Colony Corp.            3,093       102,007
               Newport News Shipbuilding Inc.    1,978       121,153
               Pentair Inc.                      3,018       102,008
               Pittston Brink's Group            3,275        73,000
               Polymer Group Inc.                3,131         7,076
           +   Samsonite Corp.                   2,267         6,461
               Sturm Ruger & Co. Inc.            2,392        23,442
               Teleflex Inc.                     2,073        91,212
               Tredegar Corporation              2,217        42,456
               Trinity Industries Inc.           2,237        46,731
               U.S. Industries Inc.              5,310        21,771
               Wabtec Corporation                3,405        51,075
                                                        ------------
                                                             976,319
                                                        ------------
           Media--4.12%
           +   Acme Communications Inc.          2,400        19,704
           +*  Adelphia Communications Corp. "A" 9,397       385,277
               Banta Corp.                       1,294        37,914
           +   Beasley Broadcast Group Inc. "A"  2,300        39,100

       ------------------------------------------------------------------
                                                     Shares        Value

       ------------------------------------------------------------------
           Belo (A.H.) Corp.                          7,894 $    148,723
       +   BHC Communications Inc. "A"                1,607      223,357
       +   Big City Radio Inc.                        2,600        9,100
       +   Cablevision Systems Corp.                  8,309      486,077
       +*  Charter Communications Inc.               16,700      389,945
       +   Chris-Craft Industries Inc.                2,263      161,578
       +   Classic Communications Inc. "A"            1,770        1,575
       +   Cox Radio Inc. "A"                         2,765       77,005
       +   Crown Media Holdings Inc.                  2,398       44,483
       +   CTN Media Group Inc.                       1,438        2,157
       +   Cumulus Media Inc. "A"                     3,327       45,181
       +   Emmis Communications Corp.                 3,174       97,601
       +   Entercom Communications Corp.              3,200      171,552
       +   Fox Entertainment Group Inc. "A"          11,203      312,564
       +   Gemstar-TV Guide International Inc.       25,700    1,130,800
       +   Granite Broadcasting Corp.                 1,368        4,104
           Gray Communications Systems Inc. "B"       2,271       34,292
           Harcourt General Inc.                      4,557      265,172
       +   Hearst-Argyle Television Inc.              2,673       53,460
       +   Hispanic Broadcasting Corp.                6,746      193,543
           Hollinger International Inc.               5,722       78,678
       +   Hollywood Media Corp.                      2,989       13,451
           Houghton Mifflin Co.                       1,547       92,712
       +   HyperFeed Technologies Inc.                  997        2,114
       +   Information Holdings Inc.                  1,958       63,243
       +   Insight Communications Co. Inc.            2,900       72,500
       +   Journal Register Co.                       2,867       46,159
           Lee Enterprises Inc.                       2,693       88,869
           Liberty Corp.                              1,034       41,360
       +   Liberty Digital Inc. "A"                   2,600       15,834
       +   LodgeNet Entertainment Corp.               2,500       43,750
       +   Lynch Interactive Corp.                      504       31,757
           McClatchy Co. (The) "A"                    2,699      105,531
           Media General Inc. "A"                     1,397       64,262
       +   Mediacom Communications Corp.              4,250       59,500
       +   Metromedia International Group Inc.        4,997       16,440
       +   New Frontier Media Inc.                    1,500        3,900
       +   On Command Corp.                           3,249       14,621
       +   Paxson Communications Corp.                4,748       64,098
       +   Pegasus Communications Corp.               3,312       74,520
       +   Playboy Enterprises Inc. "B"               2,398       37,529
       +*  Primedia Inc.                             10,516       71,404
           Pulitzer Inc.                                706       37,277
       +   Radio Unica Communications Corp.           3,800       11,324
       +   Rare Medium Group Inc.                     5,115        2,097
           Readers Digest Association Inc. (The) "A"  6,294      180,953
       +   Regent Communications Inc.                 3,200       38,368
       +   Scholastic Corp.                           1,860       83,700
           Scripps (E.W.) Company                     4,911      338,859
       +   Sinclair Broadcast Group "A"               4,099       42,220
       +   Spanish Broadcasting System Inc. "A"       2,600       21,346
       +*  TiVo Inc.                                  3,800       20,900
       +   United Television Inc.                       620       78,120
       +   UnitedGlobalCom Inc. "A"                   5,046       43,648
       +   USA Networks Inc.                         18,163      512,015
           Value Line Inc.                            1,146       48,384
           Washington Post Company (The) "B"            450      258,300
       +   Westwood One Inc.                          7,086      261,119
           Wiley (John) & Sons Inc. "A"               3,234       76,484
       +   Wink Communications Inc.                   2,600        6,656


  The accompanying notes are an integral part of these financial statements.



27    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


         ---------------------------------------------------------------
         Extended Index
         Master Portfolio                           Shares        Value

         ---------------------------------------------------------------
         COMMON STOCKS--(Continued)
         ---------------------------------------------------------------
         +   XM Satellite Radio Holdings Inc. "A"   4,500  $     72,900
             Youthstream Media Networks Inc.        2,318         3,709
                                                           ------------
                                                              7,574,875
                                                           ------------
         Metal Fabricate/Hardware--0.14%
             Amcast Industrial Corp.                1,839        15,732
             Kaydon Corp.                           1,638        42,015
             Penn Engineering & Manufacturing Corp. 1,834        32,095
             Precision Castparts Corp.              2,578        96,469
             TransTechnology Corp.                  3,132        27,342
             Valmont Industries Inc.                2,324        42,297
                                                           ------------
                                                                255,950
                                                           ------------
         Metals-Diversified--0.28%
             Ameron Inc.                            1,000        66,750
             AptarGroup Inc.                        1,812        58,763
         +   Atchison Casting Corp.                   457         1,325
             Commercial Metals Co.                  1,070        34,272
             Matthews International Corp. "A"         987        43,396
         +   Maverick Tube Corp.                    1,669        28,290
         +   Mueller Industries Inc.                2,001        65,853
         +   Niagara Corp.                            600         1,200
         +   NS Group Inc.                          1,534        20,479
             Pitt-Des Moines                          500        17,250
         +   Shaw Group Inc.                        2,670       107,067
         +   Titanium Metals Corp.                  2,200        22,000
         +   TransPro Inc.                          1,600         6,080
             Tremont Corp.                          1,000        35,500
                                                           ------------
                                                                508,225
                                                           ------------
         Mining--0.22%
             Arch Coal Inc.                         3,365        87,053
             Brush Engineered Materials             1,404        22,464
             Century Aluminum Company               1,637        26,257
         +   Charles & Colvard Ltd.                 2,811         3,542
         +   Kaiser Aluminum Corp.                  3,541        14,093
         +   MAXXAM Inc.                            1,713        42,362
         +   Meridian Gold Inc.                     4,594        36,522
         +   Peabody Energy Corp.                   1,367        44,769
         +   Stillwater Mining Co.                  2,620        76,635
             USEC Inc.                              5,274        44,460
                                                           ------------
                                                                398,157
                                                           ------------
         Office/Business Equipment--0.21%
         +   General Binding Corp.                  3,195        33,867
             Herman Miller Inc.                     5,446       131,793
             HON Industries Inc.                    4,562       110,492
         +   Insight Enterprises Inc.               2,872        70,364
             Steelcase Inc.                         1,929        23,052
             Virco Manufacturing Corp.              1,321        13,606
                                                           ------------
                                                                383,174
                                                           ------------
         Oil & Gas Producers--3.10%
             Adams Resources & Energy Inc.          1,600        21,200
             Apco Argentina Inc.                      971        25,295
             Atmos Energy Corp.                     1,953        47,770
         +   ATP Oil & Gas Corp.                    1,370        15,399
         +   Atwood Oceanics Inc.                     702        24,640
         +   Barrett Resources Corp.                1,508        88,972

        ----------------------------------------------------------------
                                                    Shares        Value

        ----------------------------------------------------------------
        +   Belco Oil & Gas Corp.                    4,065 $     36,585
            Berry Petroleum Co. "A"                  2,178       31,581
        +   Blue Dolphin Energy Co.                  7,300       30,660
            BP Prudhoe Bay Royalty Trust             1,489       21,293
            Cabot Oil & Gas Corp. "A"                2,315       56,486
        +*  CAL Dive International Inc.              2,072       50,971
        +   Callon Petroleum Corp.                   1,559       18,474
            Cascade Natural Gas Corp.                1,007       21,449
        +   Chesapeake Energy Corp.                 10,300       70,040
        +   Chiles Offshore Inc.                     2,500       48,150
        +   Clayton Williams Energy Inc.             1,100       18,645
        +   Dawson Geophysical Co.                   2,400       22,320
        +   Denbury Resources Inc.                   4,397       41,332
            Diamond Offshore Drilling Inc.           8,576      283,437
        +   Encore Acquisition Co.                   1,937       22,276
            Energen Corp.                            1,408       38,861
        +   Energy Partners Ltd.                     2,000       26,820
            ENSCO International Inc.                 8,456      197,870
            Equitable Resources Inc.                 4,522      150,628
        +   Evergreen Resources Inc.                 1,493       56,734
        +   Forest Oil Corp.                         1,623       45,444
        +   Giant Industries Inc.                    2,584       22,739
        +   Global Marine Inc.                      10,656      198,521
        +   Grey Wolf Inc.                           9,565       38,260
        +   Hanover Compressor Co.                   3,852      127,463
            Helmerich & Payne Inc.                   2,900       89,871
        +   Houston Exploration Co.                  1,769       55,281
        *   Howell Corp.                             2,050       23,370
        +   HS Resources Inc.                        1,085       70,308
        +   Key Energy Services Inc.                 5,818       63,067
        +   Louis Dreyfus Natural Gas Corp.          2,594       90,401
        +   Magnum Hunter Resources Inc.             2,900       25,810
        +   Mallon Resources Corp.                   3,500       20,650
        +   Marine Drilling Co. Inc.                 4,041       77,224
        +   MarkWest Hydrocarbon Inc.                1,779       12,898
        +   McMoRan Exploration Co.                  2,119       31,785
        +   Meridian Resource Corp. (The)            5,900       42,303
        +   Mission Resources Corp.                  1,833       12,391
            Mitchell Energy & Development Corp. "A"  2,797      129,361
            Murphy Oil Corp.                         3,011      221,610
        +   National-Oilwell Inc.                    5,282      141,558
            New Jersey Resources Corp.                 996       45,019
        +   Newfield Exploration Co.                 2,402       77,008
            Noble Affiliates Inc.                    3,549      125,457
            Northwest Natural Gas Co.                  909       22,634
        +   Nuevo Energy Co.                         1,327       21,630
            Ocean Energy Inc.                       11,362      198,267
        +   Oceaneering International Inc.           2,232       46,314
        +   Parker Drilling Co.                      6,495       42,218
            Patina Oil & Gas Corp.                   1,200       31,800
        +   Petroleum Development Corp.              2,500       15,775
            Piedmont Natural Gas Co.                 1,471       52,250
        +   Pioneer Natural Resources Co.            6,483      110,535
            Pogo Producing Co.                       2,695       64,680
        +   Pride International Inc.                 4,254       80,826
        +   Prima Energy Corp.                       1,030       24,813
        +   Remington Oil & Gas Corp.                2,200       41,800
            Santa Fe International Corp.             6,834      198,186
        +   Seacor Smit Inc.                           850       39,729
        +   Seitel Inc.                              1,764       23,108


  The accompanying notes are an integral part of these financial statements.



28    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


           ----------------------------------------------------------
           Extended Index
           Master Portfolio                      Shares        Value

           ----------------------------------------------------------
           COMMON STOCKS--(Continued)
           ----------------------------------------------------------
           *   Semco Energy Inc.                  1,700 $     25,500
           +   Southern Union Co.                 3,107       63,383
               Southwest Gas Corp.                1,656       39,214
           +   Spinnaker Exploration Co.          2,000       79,720
               St. Mary Land & Exploration Co.    1,598       37,329
           +*  Stone Energy Corp.                 2,015       89,264
           +   Superior Energy Services Inc.      5,800       45,820
           +   Swift Energy Co.                   1,629       49,082
           +   Tesoro Petroleum Corp.             3,192       40,219
           +   3TEC Energy Corp.                    900       14,400
           +   Tom Brown Inc.                     1,879       45,096
               UGI Corp.                          1,570       42,390
               Ultramar Diamond Shamrock Corp.    5,919      279,673
           +   Unit Corp.                         2,349       37,232
               Valero Energy Corp.                4,098      150,724
               Vintage Petroleum Inc.             3,458       64,665
               WD-40 Company                      1,899       49,564
               Western Gas Resources Inc.         2,585       84,271
           +   WestPort Resources Corp.           2,900       60,900
           +   W-H Energy Services Inc.           1,400       26,600
               XTO Energy Inc.                    6,940       99,589
                                                        ------------
                                                           5,694,887
                                                        ------------
           Oil & Gas Services--1.07%
           +   BJ Services Co.                   10,072      285,843
               CARBO Ceramics Inc.                1,338       49,573
           +   Cooper Cameron Corp.               3,381      188,660
           +   Dril-Quip Inc.                     1,536       33,070
           +   FMC Technologies Inc.                266        5,493
           +   Global Industries Ltd.             5,078       63,323
           +   Grant Prideco Inc.                 7,960      139,220
           +   Hydril Co.                         2,000       45,540
           +   Input/Output Inc.                  4,854       61,646
           +   Lone Star Technologies Inc.        1,606       58,137
           +   Mitcham Industries Inc.            2,200       14,960
           +   Newpark Resources Inc.             6,968       77,345
           +   Oil States International Inc.      2,906       26,793
           +   Patterson-UTI Energy Inc.          4,632       82,774
           +   Smith International Inc.           3,253      194,855
               Tidewater Inc.                     3,338      125,843
           +   Varco International Inc.           6,349      118,155
           +   Veritas DGC Inc.                   1,922       53,336
           +   Weatherford International Inc.     7,060      338,880
                                                        ------------
                                                           1,963,446
                                                        ------------
           Packaging & Containers--0.42%
           +*  AEP Industries Inc.                  745       26,328
           +   BWAY Corporation                   1,143        5,944
           +   Gaylord Container Corporation "A"  5,383        5,652
               Greif Brothers Corp. "A"           1,625       49,319
           +   Ivex Packaging Corp.               3,836       72,884
               Longview Fibre Co.                 3,612       44,500
           +   Packaging Corporation of America   6,850      106,381
           +   Silgan Holdings Inc.               2,054       36,068
           +   Smurfit-Stone Container Corp.     15,716      254,599
               Sonoco Products Co.                7,046      175,304
                                                        ------------
                                                             776,979
                                                        ------------

          -------------------------------------------------------------
                                                   Shares        Value

          -------------------------------------------------------------
          Pharmaceuticals--4.39%
          +   aaiPharma Inc.                       1,732  $     27,175
          +   Abgenix Inc.                         5,332       239,940
          +   Adolor Corporation                   1,700        36,720
          +   AdvancePCS                           1,800       115,290
          +   Akorn Inc.                           2,709         8,154
          +*  Align Technology Inc.                2,948        23,112
          +*  Alkermes Inc.                        3,692       129,589
          +   Alliance Pharmaceutical Corp.        3,200         7,200
          +   Allou Health & Beauty Care Inc. "A"  2,961        12,140
          +*  Allscripts Healthcare Solutions Inc. 4,600        41,400
          *   Alpharma Inc. "A"                    2,695        73,439
          +*  Amerisource Health Corp. "A"         2,892       159,928
          +   Amylin Pharmaceuticals Inc.          4,300        48,375
          +   Andrx Group                          4,200       323,400
          +*  Antigenics Inc.                      2,200        43,450
          +   Aphton Corp.                         2,832        62,021
          +   Arqule Inc.                          1,444        31,277
          +   AVANIR Pharmaceuticals "A"           4,000        25,200
          +   AVI BioPharma Inc.                   4,800        37,200
          +   Axys Pharmaceuticals Inc.            3,011        12,646
          +   Barr Laboratories Inc.               1,751       123,288
              Bergen Brunswig Corp. "A"            8,321       159,930
          +*  Biopure Corp.                        2,300        60,651
          +   Bone Care International Inc.         1,973        52,285
          +   Boston Life Sciences Inc.            3,693        12,926
          +   Celgene Corp.                        4,515       130,258
          +   Cell Genesys Inc.                    2,359        48,360
          +   Cell Therapeutics Inc.               1,890        52,240
          +*  Cephalon Inc.                        2,859       201,560
          +   CIMA Labs Inc.                       1,000        78,500
          +   Ciphergen Biosystems Inc.            3,000        20,250
          +   CollaGenex Pharmaceuticals Inc.      3,116        25,551
          +   Connetics Corp.                      3,237        24,536
          +*  COR Therapeutics Inc.                3,192        97,356
          +*  Corixa Corp.                         3,112        53,122
          +   Corvas International Inc.            2,500        29,450
          +   Cubist Pharmaceuticals Inc.          1,544        58,672
          +*  CV Therapeutics Inc.                 1,400        79,800
          +*  Cytoclonal Pharmaceuticals Inc.      4,756        17,359
              D&K Healthcare Resources Inc.        1,638        60,360
              Dentsply International Inc.          2,948       130,744
          +   Digene Corp.                         2,628       107,222
          +   Duramed Pharmaceuticals Inc.         2,262        40,467
          +   Durect Corp.                         3,800        53,200
          +   Emisphere Technologies Inc.          1,405        40,843
          +   Endo Pharmaceuticals Holdings Inc.   5,500        53,625
          +   Epix Medical Inc.                    1,921        23,724
          +*  Genta Inc.                           4,000        53,560
          +   Genzyme Transgenics Corp.            7,976        79,281
          +*  Geron Corp.                          2,194        30,716
          +   Gilead Sciences Inc.                 5,898       343,205
          +   Guilford Pharmaceuticals Inc.        1,220        41,480
          +*  Hemispherx Biopharma Inc.            3,710        26,527
          +   Henry Schein Inc.                    2,680       107,361
          *   Herbalife International Inc. "A"     3,068        30,649
          +   Hi-Tech Pharmacal Co.                2,400        24,120
          +   Hyseq Inc.                           4,178        48,047
              ICN Pharmaceuticals Inc.             5,023       159,330
          +   Ilex Oncology Inc.                   1,266        37,853


  The accompanying notes are an integral part of these financial statements.



29    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


      --------------------------------------------------------------------
      Extended Index
      Master Portfolio                                Shares        Value

      --------------------------------------------------------------------
      COMMON STOCKS--(Continued)
      --------------------------------------------------------------------
      +*  Imclone Systems Inc.                         4,302 $    227,146
      +   Immune Response Corp.                        3,465       16,459
      +   Immunogen Inc.                               2,500       50,000
      +   Impax Laboratories Inc.                      4,000       48,800
      +*  Inhale Therapeutic Systems Inc.              3,004       69,092
      +   Inkine Pharmaceutical Co.                    3,300       16,170
      +   Intuitive Surgical Inc.                      2,200       29,722
      +   IVAX Corporation                            12,380      482,820
      +   Kos Pharmaceuticals Inc.                     1,853       73,194
      +   KV Pharmaceuticals Co.                       2,242       62,216
      +   Ligand Pharmaceuticals Inc. "B"              2,582       29,177
      +   Martek Biosciences Corp.                     1,748       49,818
      +   Medarex Inc.                                 4,728      111,108
      +   MediChem Life Sciences Inc.                  1,600        8,080
      +   Medicines Company (The)                      1,900       38,931
      +   Medicis Pharmaceutical Corp. "A"             1,443       76,479
      +   Microcide Pharmaceuticals Inc.               2,892       11,279
      +   Miravant Medical Technologies                1,991       25,883
          Mylan Laboratories Inc.                      7,354      206,868
      +   NABI Inc.                                    3,300       26,202
      +   NaPro BioTherapeutics Inc.                   2,500       25,500
      +   Nastech Pharmaceutical Co. Inc.              3,000       29,550
      +   Natrol Inc.                                  2,290        5,382
      +   NBTY Inc.                                    3,730       46,401
      +   Neose Technologies Inc.                      1,153       51,885
      +   Neurocrine Biosciences Inc.                  1,371       54,826
      +   NPS Pharmaceuticals Inc.                     2,251       90,490
          Nu Skin Enterprises Inc. "A"                 3,109       26,427
          Omnicare Inc.                                5,605      113,221
      +   OSI Pharmaceuticals Inc.                     1,998      105,075
      +   Patterson Dental Co.                         3,980      119,400
      +   Perrigo Co.                                  5,276       88,056
      +   Pharmaceutical Resources Inc.                2,000       61,380
      +*  Pharmacyclics Inc.                           1,356       45,968
      +   Praecis Pharmaceuticals Inc.                 3,000       49,320
      +   Priority Healthcare Corp. "B"                2,676       75,677
      +   Sangstat Medical Corp.                       1,921       31,466
      +   Sciclone Pharmaceuticals Inc.                3,400       19,822
      +   Scios Inc.                                   2,400       60,024
      +*  Sepracor Inc.                                4,746      188,891
      +   Serologicals Corp.                           2,187       46,671
      +   SICOR Inc.                                   6,463      149,295
      +   Supergen Inc.                                2,151       31,684
      +   Sybron Dental Specialties Inc.               2,306       47,250
      +   Synaptic Pharmaceutical Corp.                2,594       16,991
      +   Tanox Inc.                                   2,500       78,875
      +   Texas Biotech Corp.                          4,257       35,674
      +*  3 Dimensional Pharmaceuticals Inc.           7,277       69,932
      +   Titan Pharmaceuticals Inc.                   1,487       44,625
      +   Triangle Pharmaceuticals Inc.                3,876       18,140
      +   Tularik Inc.                                 2,336       60,339
      +   Twinlab Corp.                                2,806        7,239
      +   United Surgical Partners International Inc.    325        7,800
      +   United Therapeutics Inc.                     1,400       18,690
      +   V.I. Technologies Inc.                       3,152       40,503
      +   VaxGen Inc.                                  1,500       28,500
      +   Versicor Inc.                                4,600       57,684
      +   Vion Pharmaceuticals Inc.                    2,523       22,253

       -------------------------------------------------------------------
                                                      Shares        Value

       -------------------------------------------------------------------
       +*  Viropharma Inc.                            1,323  $     44,982
       +   VIVUS Inc.                                 2,800         8,680
       +   Zonagen Inc.                               1,801         5,529
                                                             ------------
                                                                8,065,605
                                                             ------------
       Pipelines--0.18%
       +   Aquila Inc.                                1,714        42,250
           National Fuel Gas Co.                      2,920       151,811
           Questar Corp.                              5,390       133,456
                                                             ------------
                                                                  327,517
                                                             ------------
       Real Estate--2.01%
           Acadia Realty Trust                        2,637        18,406
       +   American Community Property Trust            600         2,940
           American Residential Investment Trust Inc.   560         1,137
           AMLI Residential Properties Trust          2,144        52,742
           Annaly Mortgage Management Inc.            2,800        38,388
           Anthracite Capital Inc.                    2,200        24,310
           Bedford Property Investors Inc.            2,913        61,027
           Brandywine Realty Trust                    2,800        62,860
           BRE Properties Inc. "A"                    3,077        93,233
           Cabot Industrial Trust                     2,031        42,651
       +   California Coastal Communities Inc.          535         2,498
       +   Catellus Development Corp.                 7,676       133,946
           CBL & Associates Properties Inc.             982        30,138
           Centerpoint Properties Corp.               1,538        77,208
           Chateau Communities Inc.                   1,147        36,016
           Colonial Properties Trust                  1,165        35,882
           Commercial Net Lease Realty Inc.           4,713        67,160
           Cornerstone Realty Income Trust            4,949        57,408
           Cousins Properties Inc.                    3,327        89,330
           Developers Diversified Realty Corp.        2,963        54,460
           Eastgroup Properties Inc.                  1,529        34,555
           Equity Inns Inc.                           6,529        63,984
           First Industrial Realty Trust              2,697        86,601
           Forest City Enterprises Inc. "A"           1,941       106,755
           Gables Residential Trust                   1,271        38,066
           Getty Realty Corp.                         2,600        49,816
           Glenborough Realty Trust Inc.              1,619        31,247
           Glimcher Realty Trust                      3,760        67,304
       +   Grubb & Ellis Company                      1,305         7,177
           Healthcare Realty Trust                    1,986        52,232
           Home Properties of NY Inc.                 1,054        31,725
           Income Opportunity Realty Investors Inc.   2,900        24,215
           Innkeepers USA Trust                       4,029        48,267
       +   Insignia Financial Group Inc.              3,857        47,055
           IRT Property Co.                           6,387        69,554
           JDN Realty Corp.                           4,362        58,451
       +   Jones Lang LaSalle Inc.                    3,226        42,583
           JP Realty Inc.                             2,389        58,531
           Kilroy Realty Corp.                        1,436        41,788
           LNR Property Corp.                         1,320        46,200
           LTC Properties Inc.                        3,945        17,950
           Macerich Co. (The)                         2,654        65,819
           Manufactured Home Communities Inc.         1,268        35,631
           Meristar Hospitality Corp.                 2,369        56,264
           Mills Corp.                                1,980        48,708
           Monmouth Real Estate Investment Corp. "A"  2,500        14,750
           National Golf Properties Inc.              2,360        64,310
       +   National Health Investors Inc.             4,195        43,209


  The accompanying notes are an integral part of these financial statements.



30    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


       ------------------------------------------------------------------
       Extended Index
       Master Portfolio                              Shares        Value

       ------------------------------------------------------------------
       COMMON STOCKS--(Continued)
       ------------------------------------------------------------------
           Nationwide Health Properties Inc.          2,267 $     45,793
           Pacific Gulf Properties Inc.               2,495       12,201
           Pan Pacific Retail Properties Inc.         2,846       73,996
           Prentiss Properties Trust                  1,841       48,418
           Prime Group Realty Trust                   4,757       64,220
           PS Business Parks Inc.                     1,157       32,396
           Realty Income Corp.                        1,799       53,178
           Reckson Associates Realty Corp.            2,791       64,193
           Redwood Trust Inc.                         2,417       54,987
           RFS Hotel Investors Inc.                   4,113       64,944
       +*  Security Capital Group "B"                 3,373       72,182
           Shurgard Storage Centers Inc. "A"          1,879       58,719
           Sl Green Realty Corp.                      2,271       68,834
           Smith (Charles E) Residential Realty Inc.    982       49,247
           Sovran Self Storage Inc.                   1,479       40,480
           St. Joe Company (The)                      6,624      178,053
           Storage USA Inc.                           1,240       44,640
           Summit Properties Inc.                     1,437       38,555
           Sun Communities Inc.                       1,563       55,252
           Taubman Centers Inc.                       4,167       58,338
           Town & Country Trust                       2,581       52,652
       +   Trammell Crow Co.                          4,232       46,764
           Transcontinental Realty Investments Inc.   1,538       19,994
       +   United Capital Corp.                         690       16,905
           W.P. Carey & Co. LLC                       2,232       41,292
                                                            ------------
                                                               3,690,720
                                                            ------------
       Real Estate Investment Trusts--3.47%
       +   Alexander's Inc.                             723       43,452
           Alexandria Real Estate Equities Inc.       1,662       66,148
           AMB Property Corp.                         5,742      147,914
           American Land Lease Inc.                   2,793       34,633
       *   American Mortgage Acceptance Corp.         3,300       37,290
           Apartment Investment & Management
            Co. "A"                                   4,731      228,034
           Archstone Communities Trust                6,611      170,432
           Arden Realty Inc.                          4,092      109,256
           AvalonBay Communities Inc.                 4,056      189,618
           Boston Properties Inc.                     5,642      230,758
           Camden Property Trust                      2,293       84,153
           Capital Automotive REIT                    1,600       28,800
           CarrAmerica Realty Corp.                   3,810      116,205
           Chelsea Property Group Inc.                1,395       65,426
           Crescent Real Estate Equities Co.          6,613      162,481
           Crown American Realty Trust                2,566       21,426
           Duke-Weeks Realty Corp.                    7,158      177,876
           Equity Office Properties Trust            17,510      553,841
           Equity Residential Properties Trust        7,720      436,566
           Essex Property Trust Inc.                    944       46,775
           Federal Realty Investment Trust            1,991       41,293
           FelCor Lodging Trust Inc.                  3,337       78,086
           Franchise Finance Corporation of America   3,392       85,173
           General Growth Properties Inc.             3,706      142,533
           Great Lakes REIT Inc.                      3,319       60,439
           Health Care Property Investors Inc.        3,157      108,601
           Health Care REIT Inc.                      1,854       44,033
           Highwoods Properties Inc.                  3,759      100,177
           Hospitality Properties Trust               2,535       72,248
           Host Marriott Corp.                       14,160      177,283

        ----------------------------------------------------------------
                                                    Shares        Value

        ----------------------------------------------------------------
            HRPT Properties Trust                    8,685 $     84,505
            iStar Financial Inc.                     7,470      210,654
            Kimco Realty Corp.                       3,682      174,343
            Koger Equity Inc.                        2,289       37,769
            Kramont Realty Trust                     1,700       23,256
            Liberty Property Trust                   3,733      110,497
            Mack-Cali Realty Corp.                   2,858       81,396
            Mid-America Apartment Communities Inc.   1,542       39,460
            Mission West Properties Inc.             2,400       33,720
            New Plan Excel Realty Trust              6,847      104,759
            Parkway Properties Inc.                  1,052       37,083
        +   Pinnacle Holdings Inc.                   2,900       17,429
            Post Properties Inc.                     2,101       79,523
            Prologis Trust                           9,975      226,632
            Public Storage Inc.                      6,894      204,407
            Regency Centers Corp.                    3,440       87,376
            Rouse Co.                                3,169       90,792
            Senior Housing Properties Trust          4,318       56,134
            Simon Property Group Inc.                8,118      243,296
            Spieker Properties Inc.                  3,437      206,048
            Thornbury Mortgage Inc.                  2,392       37,100
            United Dominion Realty Trust             7,634      108,021
            Vornado Realty Trust                     4,868      190,047
            Washington Real Estate Investment Trust  1,796       42,457
                                                           ------------
                                                              6,387,654
                                                           ------------
        Retail--4.80%
        +*  Abercrombie & Fitch Co. "A"              6,120      272,340
        +*  AFC Enterprises Inc.                     1,869       35,791
        +   AG Services of America Inc.              1,533       20,619
        +*  Amazon.com Inc.                         22,864      323,526
        +*  American Eagle Outfitters Inc.           4,155      146,422
        +   Ames Department Stores Inc.              1,936        2,691
        +   AnnTaylor Stores Corp.                   2,047       73,283
        +*  AutoNation Inc.                         24,098      279,537
        +   Barnes & Noble Inc.                      3,968      156,141
        +   Bebe Stores Inc.                         2,424       70,684
        +   Big Dog Holdings Inc.                    3,241       11,732
        +   BJ's Wholesale Club Inc.                 4,872      259,483
            Blockbuster Inc.                         2,900       52,925
            Bob Evans Farms Inc.                     2,133       38,394
        +   Borders Group Inc.                       4,235       94,864
        +   Brinker International Inc.               6,199      160,244
            Brown Shoe Company Inc.                  1,408       25,414
        +   Buckle Inc. (The)                        1,782       33,680
            Burlington Coat Factory Warehouse Corp.  3,019       60,380
        +   buy.com Inc.                             6,824        2,047
            Casey's General Store Inc.               2,654       34,502
            Cash American Investments Inc.           4,822       40,987
            Casual Male Corp.                        3,629           73
            Cato Corp. "A"                           2,013       39,294
            CBRL Group Inc.                          3,936       66,715
        +   CDW Computer Centers Inc.                5,644      224,123
        +   Charlotte Russe Holding Inc.             2,200       58,960
        +   Charming Shoppes Inc.                    6,277       37,662
        +   Chico's FAS Inc.                         1,674       49,802
        +*  Children's Place Retail Stores Inc.      1,911       51,215
        +   Christopher & Banks Corp.                1,612       52,551
            Claire's Stores Inc.                     3,172       61,410
        +   Coldwater Creek Inc.                     1,075       27,950


  The accompanying notes are an integral part of these financial statements.



31    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


          ------------------------------------------------------------
          Extended Index
          Master Portfolio                        Shares        Value

          ------------------------------------------------------------
          COMMON STOCKS--(Continued)
          ------------------------------------------------------------
          +   Cole National Corp.                  2,758 $     40,681
          +   Copart Inc.                          3,182       93,074
          +   Cost Plus Inc.                       1,283       38,490
          +   CSK Auto Corp.                       2,542       21,099
          +   Cyberian Outpost Inc.                2,009        1,185
          +   Dollar Tree Stores Inc.              7,069      196,801
          +   Dress Barn Inc.                      1,218       27,710
          +   Drugstore.com Inc.                   7,600        8,588
          +*  Duane Reade Inc.                     1,259       40,918
          +   eBay Inc.                           16,906    1,157,892
          +   Egghead.com Inc.                     3,787        2,196
          +   Elder-Beerman Stores Corp.             779        2,921
          +   Electronics Boutique Holdings Corp.  1,502       47,689
          +   Factory 2-U Stores Inc.                723       21,220
              Family Dollar Stores Inc.           10,604      271,781
          +   Filene's Basement Corp.                900            5
          +   Footstar Inc.                        1,097       37,737
              Fred's Inc.                          2,050       52,788
          +*  FreeMarkets Inc.                     2,371       47,420
          +   Genesco Inc.                         2,099       70,526
          +   Genesis Direct Inc.                  1,193            1
          +   Goody's Family Clothing Inc.         3,491       13,999
          +   Guitar Center Inc.                   1,598       33,766
              Haverty Furniture Companies Inc.     1,522       22,754
          +   Holiday RV Superstores Inc.            400        1,600
          +   Hot Topic Inc.                       1,764       54,860
              Intimate Brands Inc.                30,350      457,375
          +   Jill (J.) Group Inc. (The)             954       19,319
          +   Jo-Ann Stores Inc.                   2,502       10,133
          +   JumboSports Inc.                     8,300           25
          +   Kenneth Cole Productions "A"         1,374       27,686
          +*  Krispy Kreme Doughnuts Inc.          2,820      112,800
          +*  Lands' End Inc.                      1,852       74,358
          +   Linens 'N Things Inc.                2,442       66,715
          +   Lithia Motors Inc. "A"               1,725       28,980
              Lone Star Steakhouse & Saloon Inc.   2,249       29,215
          +   Mazel Stores Inc.                      408        1,142
          +   Men's Wearhouse Inc. (The)           2,396       66,130
          +   Michaels Stores Inc.                 1,927       79,007
          +*  MP3.com Inc.                         4,900       23,765
          +   MSC Industrial Direct Co. Inc. "A"   2,211       38,471
          +   Neiman-Marcus Group Inc. "A"         2,792       86,552
          +   Neoforma.com Inc.                    6,838        5,812
          +*  99 Cents Only Stores                 3,009       90,120
          +   NPC International Inc.               2,293       24,764
          +   Nyer Medical Group Inc.              1,220        3,343
          +   O'Charley's Inc.                     1,668       32,326
          +   OfficeMax Inc.                       7,191       26,535
          +*  1-800 Contacts Inc.                    774       19,187
          +   O'Reilly Automotive Inc.             3,404       97,695
          +   Outback Steakhouse Inc.              4,394      126,547
          +   Pacific Sunwear of California Inc.   1,911       42,864
          +   Pantry Inc. (The)                    2,400       18,240
          +   Payless Shoesource Inc.              1,204       77,899
          +   PC Connection Inc.                   1,709       27,344
              Pier 1 Imports Inc.                  6,351       73,037
          +   Priceline.com Inc.                  11,722      106,084
          +*  PurchasePro.com Inc.                 4,200        6,216

         --------------------------------------------------------------
                                                   Shares        Value

         --------------------------------------------------------------
         +   Right Start (The) Inc.                 3,600 $      6,840
         +   Rite Aid Corp.                        24,200      217,800
             Ross Stores Inc.                       5,000      119,750
             Ruby Tuesday Inc.                      2,892       49,453
         +   Ryan's Family Steak Houses Inc.        4,791       58,690
         +   Saks Inc.                              9,662       92,755
         +   School Specialty Inc.                  2,152       55,629
         +   7-Eleven Inc.                          5,909       66,476
         +   Smart & Final Inc.                     3,830       42,130
         +   Sonic Automotive Inc.                  2,812       53,709
             Spiegel Inc. "A"                      10,993      106,302
         +   Sports Resorts International Inc.      2,000       24,440
         +   Stamps.com Inc.                        4,200       15,750
         +   Steak n Shake Company (The)            2,389       22,098
         +   Stein Mart Inc.                        2,429       25,116
         +   Systemax Inc.                          2,716        6,600
             Talbots Inc. (The)                     3,808      166,600
         +   Too Inc.                               2,200       60,280
         +   Trans World Entertainment Corp.        3,864       36,747
         +   Tuesday Morning Corp.                  3,000       39,750
         +   Tweeter Home Entertainment Group Inc.  1,364       48,149
         +   Ugly Duckling Corp.                    2,819       12,319
         +   Urban Outfitters Inc.                  1,853       19,901
         +   Value City Department Stores Inc.      2,744       31,556
         +   Venator Group Inc.                     7,763      118,774
         +   Ventro Corporation                     2,900        1,160
         +   Wet Seal Inc. "A"                      1,108       38,348
         +   Williams-Sonoma Inc.                   3,388      131,522
         +   Wilsons The Leather Experts Inc.       1,298       24,078
         +   Zale Corp.                             2,104       70,905
                                                          ------------
                                                             8,836,455
                                                          ------------
         Semiconductors--2.39%
         +   Aetrium Inc.                           1,228        2,824
         +   Agere Systems Inc.                    36,200      271,500
         +   Alliance Semiconductor Corp.           2,230       26,805
         +   Amkor Technology Inc.                 10,173      224,823
         +   ANADIGICS Inc.                         1,914       44,022
         +   Atmel Corp.                           28,920      390,131
         +   Axcelis Technologies Inc.              5,870       86,876
         +   AXT Inc.                               1,892       50,516
         +   ChipPAC Inc.                           4,400       45,936
         +   Cirrus Logic Inc.                      4,657      107,251
             Cohu Inc.                              1,718       38,655
         +   Credence Systems Corp.                 3,342       81,010
         +*  Cree Inc.                              4,472      116,920
         +   Cypress Semiconductor Corp.            8,347      199,076
         +   Elantec Semiconductor Inc.             1,500       50,685
         +   Emcore Corp.                           2,438       74,969
         +   Entegris Inc.                          6,390       73,166
         +   General Semiconductor Inc.             3,258       34,079
         +   Integrated Device Technology Inc.      6,981      221,228
         +   Integrated Silicon Solution Inc.       1,368       19,015
         +   International Rectifier Corp.          4,005      136,571
         +   Intersil Holding Corp.                 4,193      152,625
         +   Kopin Corp.                            4,600       55,844
         +   Lam Research Corp.                     8,099      240,135
         +   Lattice Semiconductor Corp.            7,292      177,925
         +   LTX Corp.                              3,108       79,440
         +   MEMC Electronics Materials Inc.        5,612       42,932


  The accompanying notes are an integral part of these financial statements.



32    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


           -----------------------------------------------------------
           Extended Index
           Master Portfolio                       Shares        Value

           -----------------------------------------------------------
           COMMON STOCKS--(Continued)
           -----------------------------------------------------------
           +   Microchip Technology Inc.           8,833 $    295,287
           +   Microtune Inc.                      3,186       70,092
           +*  NVIDIA Corp.                        4,300      398,825
           +   OmniVision Technologies Inc.        3,101       17,490
           +   Pericom Semiconductor Corp.         1,688       26,535
           +   Pixelworks Inc.                     2,494       89,136
           +   Rambus Inc.                         6,132       75,485
           +*  Transmeta Corp.                     7,945       44,333
           +   Transwitch Corp.                    4,966       53,385
           +   TriQuint Semiconductor Inc.         4,892      110,070
           +   Varian Semiconductor Equipment
                Associates Inc.                    2,230       93,660
           +   Veeco Instruments Inc.              1,489       59,188
           +   Virage Logic Corp.                  1,566       24,257
                                                         ------------
                                                            4,402,702
                                                         ------------
           Software--5.15%
           +   Actuate Corp.                       3,664       34,991
           +*  Acxiom Corp.                        5,772       75,555
           +*  Akamai Technologies Inc.            7,077       64,931
           +   American Management Systems Inc.    2,578       60,841
           +   Applied Graphics Technologies Inc.  1,090        1,308
           +   Apropos Technology Inc.             1,800        4,518
           +   AremisSoft Corp.                    2,200       35,640
           +   Ariba Inc.                         15,700       86,350
           +   At Home Corp. "A"                  25,907       55,441
           +   Avant! Corp.                        3,317       44,116
           +   AvantGo Inc.                        1,863        3,726
           +   Avid Technology Inc.                2,096       32,907
           +   BEA Systems Inc.                   24,252      744,779
           +   Blue Martini Software Inc.          4,407       13,221
           +   Cadence Design Systems Inc.        14,671      273,321
           +*  Caminus Corp.                       1,260       33,982
           +   Captaris Inc.                       1,718        3,573
           +   CareCentric Inc.                       56          165
           +*  Centillium Communications Inc.      1,976       48,886
           +   CheckFree Corp.                     5,081      178,191
           +   ChoicePoint Inc.                    4,602      193,514
           +   Chordiant Software Inc.             3,154        9,777
           +*  CMGI Inc.                          20,155       60,465
           +   CNET Networks Inc.                  7,635       99,255
           +   Cobalt Group Inc.                   2,600        8,788
           +   Computer Horizons Corp.             2,694        8,378
           +   Concero Inc.                          600          660
           +   Corillian Corp.                     2,647       10,588
           +   Corio Inc.                          3,664        4,580
           +*  Covad Communications Group Inc.     9,711        9,808
           +   CSG Systems International Inc.      3,598      204,222
           +   Cybear Group                          655          308
           +   DataTRAK International Inc.         1,587        3,491
           +   Digi International Inc.             2,913       25,460
           +   Digital Impact Inc.                 3,503        4,379
           +*  DigitalThink Inc.                   2,890       20,288
           +   Divine Inc. "A"                     9,000       18,900
           +   Documentum Inc.                     2,288       29,561
           +   DoubleClick Inc.                    7,844      109,502
           +*  DSL.net Inc.                        3,700        3,034
           +   EarthLink Inc.                      9,498      133,922

             ------------------------------------------------------
                                               Shares        Value

             ------------------------------------------------------
             +   eBT International Inc.         2,669 $      7,206
             +   Ecometry Corp.                 6,000        8,460
             +   Edwards (J.D.) & Co.           6,865       97,071
             +*  Electronic Arts Inc.           8,454      489,487
             +   Embarcadero Technologies Inc.  1,500       33,465
             +*  eMerge Interactive Inc. "A"    2,362        2,740
             +   ePresence Inc.                 2,346        9,666
             +   eShare Communications Inc.     2,181        2,726
             +   eSPEED Inc. "A"                1,100       24,200
             +   Evolve Software Inc.           3,476        1,981
             +   eXcelon Corp.                  2,332        3,428
             +   EXE Technologies Inc.          4,300       25,198
             +*  Exodus Communications Inc.    31,440       64,766
             +   Extensity Inc.                 2,620       26,462
             +   FirePond Inc.                  2,751        3,081
             +   Frontstep Inc.                   341        1,180
             +   Genomica Corp.                 2,500       10,750
             +   Geoworks Corp.                 1,820        2,730
                 Global Payments Inc.           1,832       55,143
             +   Globix Corp.                   2,108        4,237
             +   GraphOn Corp.                  2,600        8,554
             +   HealthCentral.com                 65          247
             +   HearMe Inc.                    7,800        3,198
             +   Homestore.com Inc.             5,700      199,272
             +   i2 Technologies Inc.          24,934      493,693
             +*  iBasis Inc.                    3,300       16,500
             +   Identix Inc.                   1,933       12,081
             +   Informatica Corp.              4,600       79,856
             +   Information Resources Inc.     6,741       69,702
             +   Informax Inc.                  1,697       12,134
             +   Informix Corp.                17,525      102,346
             +*  InfoSpace Inc.                18,565       71,290
             +   Inktomi Corp.                  7,744       74,265
             +   Innoveda Inc.                  2,888        7,393
             +   INT Media Group Inc.           2,900       11,600
             +   InteliData Technologies Corp.  3,100       18,290
             +   Interactive Intelligence Inc.  1,900       20,900
             +*  Internet Capital Group Inc.    1,984        3,968
             +   Internet Pictures Corp.        3,221          805
                 Inter-Tel Inc.                 2,668       31,776
             +   InterWorld Corp.                  60          123
             +   iVillage Inc.                  4,345        6,300
             +   JDA Software Group Inc.        2,263       37,588
             +   Keane Inc.                     3,849       84,678
             +   L90 Inc.                       2,700        6,507
             +   Lante Corp.                    2,834        2,069
             +   Legato Systems Inc.            5,682       90,628
             +   LifeMinders Inc.               2,100        3,318
             +   Lightspan Inc.                 4,460        5,575
             +   Liquid Audio Inc.              2,300        6,785
             +   Loudcloud Inc.                 4,347       13,215
             +   Loudeye Technologies Inc.      3,412        5,118
             +   Macromedia Inc.                3,709       66,762
             +   Manugistics Group Inc.         4,258      106,876
             +   Mediaplex Inc.                 1,900        1,729
             +   Mercator Software Inc.         1,682        4,188
             +   Micromuse Inc.                 4,592      128,530
                 National Data Corp.            1,916       62,078
             +   Net2Phone Inc.                 2,300       13,800
             +*  Netcentives Inc.               3,900        2,028


  The accompanying notes are an integral part of these financial statements.



33    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


           -----------------------------------------------------------
           Extended Index
           Master Portfolio                       Shares        Value

           -----------------------------------------------------------
           COMMON STOCKS--(Continued)
           -----------------------------------------------------------
           +*  netGuru Inc.                        1,600 $      4,000
           +   NetIQ Corp.                         3,211      100,472
           +   Netpliance Inc.                     3,827        1,416
           +   Network Associates Inc.             9,017      112,262
           +   Network Commerce Inc.                 446          245
           +   Netzee Inc.                           288        1,210
           +   NetZero Inc.                        6,400        5,376
           +   Numerical Technologies Inc.         1,848       38,808
           +   Openwave Systems Inc.              10,392      360,602
           +   Optika Inc.                         2,200        2,640
           +   Opus360 Corp.                       2,786          279
           +   Pegasystems Inc.                    4,283       14,605
           +   Peregrine Systems Inc.              9,564      277,356
           +   Per-Se Technologies Inc.                1            8
           +   Pinnacle Systems Inc.               2,668       16,141
           +*  Pixar Inc.                          3,488      142,310
           +   PLATO Learning Inc.                 2,000       61,900
           +   PracticeWorks Inc.                  2,223       18,451
           +   Previo Inc.                         2,300        7,498
           +   Prodigy Communications Corp. "A"    3,738       21,269
           +   Promotions.com. Inc.                2,000          740
           +   ProQuest Company                    2,140       66,319
           +   Puma Technology Inc.                3,134        9,402
           +   RadiSys Corp.                         963       22,005
           +   Rational Software Corp.            12,476      349,952
           +   Razorfish Inc. "A"                  5,150        2,781
           +   RealNetworks Inc.                  11,688      137,334
           +   Remedy Corp.                        2,273       79,100
           +   Renaissance Learning Inc.           2,612      132,141
           +*  Resonate Inc.                       1,960        8,134
               Reynolds & Reynolds Co. "A"         4,877      107,050
           +   Rhythms Netconnections Inc.         5,200          546
           +   Roxio Inc.                          1,004       13,052
           +*  Saba Software Inc.                  4,733       77,669
           +   Seachange International Inc.        1,209       21,798
           +   SeeBeyond Technology Corp.          5,000       60,000
           +   SERENA Software Inc.                3,000      109,020
           +   SignalSoft Corp.                    3,144       36,156
           +   Simpex Solutions Inc.                 900       20,448
           +   SkillSoft Corp.                     2,059       70,521
           +   SpeechWorks International Inc.      2,100       32,970
           +   Structural Dynamics Research Corp.  2,527       61,912
           +   Support.com Inc.                    2,388       15,403
           +   SVI Solutions Inc.                  3,111        2,862
           +   Sybase Inc.                         7,104      116,861
           +   Symantec Corp.                      4,837      211,329
           +   Synplicity Inc.                     2,100       21,021
           +   SynQuest Inc.                       2,475        8,663
           +   Talarian Corp.                      1,566        2,678
           +   Tarantella Inc.                     2,667        4,561
           +   TeleCommunication Systems Inc.      2,400        7,200
           +   TIBCO Software Inc.                12,400      158,348
           *   Total System Services Inc.         11,881      337,420
           +   TriZetto Group Inc. (The)           3,100       28,675
           +   Ulticom Inc.                        2,644       89,367
           +   United Leisure Corp.                1,400        1,260
           +*  USinternetworking Inc.              5,625        6,750
           +*  VA Linux Systems Inc.               3,372       11,802

         ---------------------------------------------------------------
                                                    Shares        Value

         ---------------------------------------------------------------
         +   ValueClick Inc.                         3,120 $      9,984
         +   VIA NET.WORKS Inc.                      5,295        8,154
         +   Vicinity Corp.                          2,374        4,083
         +   Viewpoint Corp.                         2,281       19,389
         +   Vignette Corp.                         14,744      130,779
         +   V-One Corp.                             2,900        3,799
         +*  webMethods Inc.                         2,956       62,608
         +   Wind River Systems Inc.                 5,198       90,757
         +   ZipLink Inc.                            2,400           38
                                                           ------------
                                                              9,474,753
                                                           ------------
         Telecommunication Equipment--1.56%
         +*  ADTRAN Inc.                             2,418       49,569
         +*  Advanced Fibre Communications Inc.      5,085      106,785
         +*  Advanced Switching Communications Inc.  3,413        9,898
         +   AltiGen Communications Inc.             4,300        4,945
         +*  American Tower Corp.                   11,171      230,905
         +   ANTEC Corp.                             2,793       34,633
         +*  Avanex Corp.                            4,246       41,186
         +   Ciena Corp.                            19,838      753,844
         +   CommScope Inc.                          3,405       80,018
         +*  Corvis Corp.                           22,585       99,148
         +*  Cosine Communications Inc.              6,899       15,454
         +   DMC Stratex Networks Inc.               5,360       53,600
         +   Endwave Corp.                           2,600        2,366
         +   Glenayre Technologies Inc.              4,286        5,486
         +*  Handspring Inc.                         8,220       63,294
         +   Harmonic Inc.                           4,853       48,530
             Harris Corp.                            4,200      114,282
         +   Integrated Telecom Express Inc.         2,206        4,500
         +   Ixia                                    2,956       56,164
         +   Luminent Inc.                           9,700       40,740
         +   NEON Communications Inc.                1,292        9,031
         +   Netergy Networks Inc.                   2,583        4,004
         +   Network Engines Inc.                    2,444        2,248
         +*  New Focus Inc.                          4,270       35,228
         +   NMS Communications Corp.                1,980       13,860
         +   Nx Networks Inc.                        4,600        2,530
         +*  Oplink Communications Inc.             10,617       39,814
         +   Peco II Inc.                            4,608       30,182
         +*  RF Micro Devices Inc.                  10,152      272,074
         +   SBA Communications Corp.                2,700       66,825
         +*  Sonus Networks Inc.                    11,574      270,369
         +   Spectrasite Holdings Inc.               8,500       61,540
         +   Sycamore Networks Inc.                 17,300      161,236
         +   Telaxis Communications Corp.            1,737        1,094
         +*  Williams Communications Group Inc.     30,673       90,485
                                                           ------------
                                                              2,875,867
                                                           ------------
         Telecommunications--5.13%
         +*  ACTV Inc.                               3,667       12,211
         +   Adaptec Inc.                            6,100       60,634
         +   Adelphia Business Solutions Inc.        3,425       14,043
         +   Advanced Radio Telecom Corp.            2,885           14
         +*  Aether Systems Inc.                     2,500       22,125
         +   AirGate PCS Inc.                        1,100       57,200
         +*  Airnet Communications Corp.             2,639        3,853
         +   Alamosa Holdings Inc.                   3,936       64,157
         +   Alaska Communications Systems Group     5,700       52,155
         +*  Allegiance Telecom Inc.                 7,328      109,847


  The accompanying notes are an integral part of these financial statements.



34    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


        ----------------------------------------------------------------
        Extended Index
        Master Portfolio                            Shares        Value

        ----------------------------------------------------------------
        COMMON STOCKS--(Continued)
        ----------------------------------------------------------------
        +   Allen Telecom Inc.                       2,811 $     42,165
        +*  Allied Riser Communications Corp.        3,800        2,014
        +   American Access Technologies Inc.        2,800        2,828
        +   Anaren Microwave Inc.                    1,506       30,120
        +   Anixter International Inc.               1,873       57,501
        +   Applied Digital Solutions Inc.           3,900        1,716
        +   Applied Innovation                       1,000        8,350
            Applied Signal Technology Inc.           2,475       12,623
        +   Arguss Communications Inc.               2,471       12,306
        +   Aspect Communications Corp.              3,988       27,876
        +   Audiovox Corp. "A"                       2,436       27,040
        +   Avocent Corporation                      3,047       69,319
        +   Bogen Communications International Inc.  1,000        3,750
        +   Broadwing Inc.                          13,326      325,821
        +   Carrier Access Corp.                     2,356       14,112
        +   Catapult Communications Corp.            1,500       33,750
        +   C-COR.net Corp.                          2,770       33,240
        +   Celeritek Inc.                           1,200       17,940
        +   Cellular Technical Services Co. Inc.     1,000        3,100
        +   Centennial Cellular Corp. "A"            6,072       80,090
        +*  Choice One Communications Inc.           3,557       23,974
        +   Com21 Inc.                               5,130        9,183
        +   Commonwealth Telephone Enterprises Inc.  1,623       68,572
        +   Comtech Telecommunications Corp.         1,200       16,800
            Conestoga Enterprises Inc.               1,057       31,220
        +   Copper Mountain Networks Inc.            3,100       12,710
        +   Cox Communications Inc. "A"             34,701    1,537,254
        +   Crown Castle International Corp.        12,909      211,708
        +   CTC Communications Group Inc.            6,238       19,088
        +   Cypress Communications Inc.              6,782        2,035
            D&E Communications Inc.                    973       18,001
        +   Data Critical Corp.                      2,300        4,508
        +   Davox Corp.                              1,762       14,625
        +   Deltathree Inc.                          2,063        1,527
        +   Digital Lightware Inc.                   1,877       69,374
        +   Ditech Communications Corp.              1,800       13,356
        +   Dobson Communications Corp. "A"          6,125      104,431
        +   Echostar Communications Corp.           14,556      471,906
        +   EMS Technologies Inc.                    1,920       29,280
        +   Emulex Corp.                             5,008      202,323
        +*  Finisar Corp.                           11,000      205,480
        +   Focal Communications Corp.               4,200        9,912
        +   General Communication Inc. "A"           5,033       60,899
        +   General DataComm Industries Inc.         3,900        1,131
        +   General Motors Corp. "H"                54,643    1,106,521
        +   Gentner Communications Corp.             1,500       15,900
        +*  GoAmerica Inc.                           3,846        8,154
            Hickory Tech Corp.                       1,303       20,848
        +   High Speed Access Corp.                  8,400       10,080
        +   Hungarian Telephone and Cable Corp.      1,300        6,825
        +   IDT Corp.                                2,339       31,577
        +   IDT Corp. "B"                            2,339       25,729
        +   I-Link Inc.                              2,839        1,476
        +   Illuminet Holdings Inc.                  1,800       56,610
        +   Inet Technologies Inc.                   3,100       25,389
        +   Infonet Services Corp. "B"              19,395      164,858
        +   InterDigital Communications Corp.        3,387       44,878
        +   Interspeed Inc.                          2,000           80
        +   InterVoice-Brite Inc.                    2,790       30,690
        +   ITC DeltaCom Inc.                        3,294       13,176

        ----------------------------------------------------------------
                                                    Shares        Value

        ----------------------------------------------------------------
        +   LCC International Inc. "A"               2,000 $     13,240
        +   Leap Wireless International Inc.         2,355       71,357
        +   Level 3 Communications Inc.             23,341      128,142
        +   Lexent Inc.                              2,535       21,902
        +   Liberty Satellite & Technology Inc. "A"  3,100        7,905
        +   Lightbridge Inc.                         2,241       43,475
        +   Lightpath Technologies Inc. "A"          1,700       15,130
        +   Loral Space & Communications Ltd.       17,697       49,552
        +   MarketWatch.com Inc.                     2,525        6,237
        +   Mastec Inc.                              3,042       40,154
        +   MCK Communications Inc.                  1,300        2,860
        +*  McLeodUSA Inc. "A"                      38,554      176,963
        +   MessageMedia Inc.                        2,357        1,296
        +*  Metricom Inc.                            2,287        3,957
        +   Metro One Telecommunications Inc.        1,410       91,467
        +*  Metromedia Fiber Network Inc. "A"       29,822       60,837
        +   Motient Corp.                            3,084        3,300
        +   Mpower Holding Corp.                     5,148        4,891
        +*  MRV Communications Inc.                  4,964       46,413
        +   Netro Corp.                              3,300       13,992
        +   Network Access Solutions Corp.           4,600        1,426
        +*  Network Plus Corp.                       3,300        8,943
            Newport Corp.                            2,005       53,133
        +*  Next Level Communications Inc.           5,900       39,825
        +   Nextel Partners Inc. "A"                11,000      170,720
        +   NTELOS Inc.                              1,582       47,555
        +*  NTL Inc.                                17,377      209,393
        +*  Nucentrix Broadband Networks Inc.        2,700       20,925
        +   Numerex Corp. "A"                        3,600       32,580
        +*  Optical Cable Corp.                      3,852       38,520
        +   Pac-West Telecomm Inc.                   2,800        5,432
        +   PanAmSat Corp.                           9,254      359,796
        +   P-Com Inc.                               4,105        2,258
        +   Plantronics Inc.                         3,720       86,118
        +*  Pliant Systems Inc.                      2,200          242
        +   Powerwave Technologies Inc.              3,813       55,289
        +   Price Communications Corp.               3,564       71,957
        +   Primus Telecommunications Group Inc.     2,354        1,930
        +   Proxim Inc.                              2,296       32,374
        +   PTEK Holdings Inc.                       4,348       11,392
        +   RCN Corp.                                6,317       34,680
        +   Rural Cellular Corp. "A"                 1,086       49,196
        +   Savvis Communications Corp.              6,224        4,481
        +   Sirius Satellite Radio Inc.              3,837       46,773
        +   Somera Communications Inc.               5,500       39,380
        +   Spectralink Corp.                        2,266       29,481
        +   STAR Telecommunications Inc.             4,590          124
        +   Startec Global Communications Corp.      3,401          510
        +   STM Wireless Inc. "A"                    1,900        2,280
        +   Sunshine PCS Corp. "A"                     304          760
        +*  Superior Telecom Inc.                    4,027       11,356
        +   Tekelec                                  3,821      103,549
        +   TeleCorp PCS Inc.                       11,015      213,361
        +*  Terayon Communications Systems Inc.      3,868       23,672
        +   Time Warner Telecom Inc. "A"             2,500       83,800
        +   Tollgrade Communications Inc.              928       26,448
        +   Triton PCS Holdings Inc. "A"             3,700      151,700
        +   Tut Systems Inc.                         2,700        4,482
        +*  U.S. Wireless Corp.                      1,400        4,074
        +*  United States Cellular Corp.             5,109      294,534


  The accompanying notes are an integral part of these financial statements.



35    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


          ------------------------------------------------------------
          Extended Index
          Master Portfolio                        Shares        Value

          ------------------------------------------------------------
          COMMON STOCKS--(Continued)
          ------------------------------------------------------------
          +   Ursus Telecom Corp.                  3,900 $         39
          +   VerticalNet Inc.                     5,400       13,446
          +   Viasat Inc.                          1,314       31,378
          +   Vixel Corp.                          3,900        9,750
          +   VTEL Corp.                           2,700        3,132
          +*  WebEx Communications Inc.            2,500       66,650
          +   Westell Technologies Inc.            3,058        4,587
          +   Western Wireless Corp. "A"           4,526      194,618
          +   WorldGate Communications Inc.        2,600       13,260
          +   XETA Corp.                           2,400       12,408
          +   Zoom Telephonics Inc.                2,200        4,950
          +*  Z-Tel Technologies Inc.              3,200        4,800

                                                         ------------
                                                            9,440,525
                                                         ------------
          Telephone--0.32%
          +   Covista Communications Inc.          1,984       10,416
              Deutsche Telekom AG ADR                  1           18
          +*  Intermedia Communications Inc.       3,874       57,723
          +   Talk America Holdings Inc.           8,388        7,885
              Telephone & Data Systems Inc.        3,436      373,665
          +   WorldCom Inc.--MCI Group             7,000      112,700
          +*  XO Communications Inc. "A"          17,244       33,108
                                                         ------------
                                                              595,515
                                                         ------------
          Textiles--0.44%
          +   Coach Inc.                           2,700      102,735
          +   Columbia Sportswear Co.              2,443      124,569
          +   Cone Mills Corp.                     3,737        4,821
              Culp Inc.                              581        2,615
          +   Dan River Inc. "A"                   1,800        4,860
              G&K Services Inc. "A"                2,016       54,230
          +   Gerber Childrenswear Inc.            1,474        9,507
          +   Guess ? Inc.                         2,319       15,537
          +   Guilford Mills Inc.                  2,139        4,428
          +   Hallwood Group Inc.                  1,500       10,920
              Kellwood Co.                         2,167       50,058
          +   Mohawk Industries Inc.               3,065      107,888
          +   Nautica Enterprises Inc.             2,466       50,380
              Oxford Industries Inc.               1,514       33,308
          +   Polo Ralph Lauren Corp.              2,206       56,915
          +   Quaker Fabric Corp.                  5,100       52,275
          +   Quiksilver Inc.                      1,669       41,725
          +   Starter Corp.                        3,200            3
          +   Tag-It Pacific Inc.                    500        1,800
          +   Tarrant Apparel Group                2,213       14,053
              Westpoint Stevens Inc.               3,330        4,595
              Wolverine World Wide Inc.            3,459       61,812
                                                         ------------
                                                              809,034

                                                         ------------
          Tobacco--0.22%
              R.J. Reynolds Tobacco Holdings Inc.  5,800      316,680
              Universal Corporation                1,106       43,864
          *   Vector Group Ltd.                    1,642       52,462
                                                         ------------
                                                              413,006
                                                         ------------
          Toys/Games/Hobbies--0.11%
          +*  Action Performance Companies Inc.    1,745       43,625
          +   Boyds Collection Ltd. (The)          5,400       67,068
          +   Fotoball USA Inc.                    2,400        4,392
          +   Jakks Pacific Inc.                   1,528       28,574

        -----------------------------------------------------------------
                                                     Shares        Value

        -----------------------------------------------------------------
        +   Marvel Enterprises Inc.                   3,233 $      9,861
        +   Media Arts Group Inc.                     2,281        5,725
        +   Topps Co. (The)                           4,511       52,734
                                                            ------------
                                                                 211,979
                                                            ------------
        Transportation--1.37%
        +   ABC Rail Products Corp.                   1,831        1,904
            Airborne Inc.                             2,660       30,829
        +   Airnet Systems Inc.                       5,219       34,967
            Alexander & Baldwin Inc.                  1,900       48,925
        +   Allied Holdings Inc.                        490        1,250
        +   Arkansas Best Corp.                       1,023       23,580
            Arnold Industries Inc.                    2,724       52,737
        +   Atlas Air Inc.                            2,404       34,041
        +   Budget Group Inc.                         1,609        3,862
            CH Robinson Worldwide Inc.                5,686      158,583
            CNF Transportation Inc.                   2,738       77,349
        +   Dollar Thrifty Automotive Group Inc.      1,679       40,296
        +   EGL Inc.                                  3,073       53,655
            Expeditors International Washington Inc.  3,404      204,237
            Florida East Coast Industries Inc.        2,523       89,314
        +   Forward Air Corp.                           993       29,740
        +   General Maritime Corp.                    2,333       34,062
        +   Gulfmark Offshore Inc.                    1,000       30,850
        +   Heartland Express Inc.                    2,677       61,036
        +   Hunt (J.B.) Transport Services Inc.       2,492       45,504
        +   Kirby Corp.                               2,435       60,023
        +   Landair Corp.                             2,000       11,500
        +   Landstar System Inc.                        564       38,363
        +   M.S. Carriers Inc.                        1,048       32,184
        +*  Offshore Logistics Inc.                   1,491       28,329
            Overseas Shipholding Group Inc.           1,746       53,323
        +   Petroleum Helicopters NV                  1,145       20,496
            Roadway Express Inc.                      1,765       41,954
        +   Seabulk International Inc. "A" Warrants
             (Expires 12/24/03)                           5            2
        +   Swift Transportation Co. Inc.             4,041       77,830
            United Parcel Service Inc.               15,144      875,323
            US Freightways Corp.                      1,375       40,563
            Werner Enterprises Inc.                   3,022       73,284
        +   Wisconsin Central Transportation Corp.    3,987       66,703
        +   Yellow Corporation                        2,448       46,463
                                                            ------------
                                                               2,523,061
                                                            ------------
        Trucking & Leasing--0.11%
        +   AMERCO                                    1,611       35,925
            GATX Corporation                          2,804      112,440
        +   International Aircraft Investors          1,400        5,124
        +   Willis Lease Finance Corp.                2,468       27,321
        +   Xtra Corp.                                  487       24,155
                                                            ------------
                                                                 204,965
                                                            ------------
        Water--0.17%
            American Water Works Inc.                 5,709      188,226
            California Water Service Group            1,464       37,552
            Connecticut Water Service Inc.              667       23,058
            Philadelphia Suburban Corp.               2,765       70,508
                                                            ------------
                                                                 319,344
                                                            ------------
        TOTAL COMMON STOCKS
            (Cost: $206,509,271)                             178,203,623
                                                            ------------


  The accompanying notes are an integral part of these financial statements.



36    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


    -------------------------------------------------------------------------
    Extended Index
    Master Portfolio                                  Shares          Value

    -------------------------------------------------------------------------
    PREFERRED STOCKS--0.00%
    -------------------------------------------------------------------------
    Banks--0.00%
              Cardinal Financial Corp. "A"                 181 $        959
                                                               ------------
    TOTAL PREFERRED STOCKS
              (Cost: $606)                                              959
                                                               ------------

    -------------------------------------------------------------------------
                                                       Face
                                                      Amount          Value

    -------------------------------------------------------------------------
    SHORT-TERM INSTRUMENTS--9.26%
    -------------------------------------------------------------------------
    ++        Dreyfus Money Market Fund             $6,137,191    6,137,191
    ++        Federal Home Loan Mortgage
               Corporation Discount Note
               3.86%, 7/3/01                           984,119      984,119
    ++        Goldman Sachs Financial Square Prime
               Obligation Fund                       3,277,909    3,277,909
    ++        Providian Temp Cash Money Market
               Fund                                  6,137,191    6,137,191
    +++       U.S. Treasury Bill 3.56%**, 9/27/01      500,000      495,699
                                                               ------------
    TOTAL SHORT-TERM INSTRUMENTS
              (Cost: $17,032,217)                                17,032,109
                                                               ------------

    -------------------------------------------------------------------------
    REPURCHASE AGREEMENT--2.73%
    -------------------------------------------------------------------------
    Investors Bank & Trust Tri-Party Repurchase
     Agreement, dated 6/29/01, due 7/2/01,
     with a maturity value of $5,010,284 and
     an effective yield of 3.70%.                    5,008,739    5,008,739
                                                               ------------
    TOTAL REPURCHASE AGREEMENT
              (Cost: $5,008,739)                                  5,008,739
                                                               ------------
    TOTAL INVESTMENTS IN SECURITIES--108.88%
              (Cost: $228,550,833)                              200,245,430
    Other Assets, Less Liabilities--(8.88%)                     (16,324,612)
                                                               ------------
    NET ASSETS--100.00%                                        $183,920,818
                                                               ============

 * Denotes all or part of security on loan (See Note 4).
** Yield to maturity.
 + Non-income earning securities.
++ Represents investment of collateral received from securities lending transactions (See Note 4).
+++ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts (See Note 1).





  The accompanying notes are an integral part of these financial statements.



37    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


         ---------------------------------------------------------------
         S&P 500 Index
         Master Portfolio                        Shares           Value

         ---------------------------------------------------------------
         COMMON STOCKS--99.21%
         ---------------------------------------------------------------
         Advertising--0.30%
         *   Interpublic Group of Companies Inc.  97,941 $    2,874,567
             Omnicom Group Inc.                   48,379      4,160,594
         +*  TMP Worldwide Inc.                   27,852      1,646,332
                                                         --------------
                                                              8,681,493
                                                         --------------
         Aerospace/Defense--1.21%
             Boeing Co.                          227,866     12,669,350
             General Dynamics Corp.               52,488      4,084,091
             Goodrich (B.F.) Co.                  27,017      1,026,106
             Lockheed Martin Corp.               113,397      4,201,359
             Northrop Grumman Corp.               22,291      1,785,509
         +   Raytheon Co.                         92,881      2,465,991
             United Technologies Corp.           122,995      9,010,614
                                                         --------------
                                                             35,243,020
                                                         --------------
         Airlines--0.24%
         +   AMR Corp.                            40,100      1,448,813
             Delta Air Lines Inc.                 32,167      1,417,921
             Southwest Airlines Co.              198,966      3,678,881
         +*  U.S. Airways Group Inc.              17,482        424,813
                                                         --------------
                                                              6,970,428
                                                         --------------
         Apparel--0.18%
             Liz Claiborne Inc.                   13,716        691,972
             Nike Inc. "B"                        70,828      2,974,068
         +*  Reebok International Ltd.            15,320        489,474
             VF Corp.                             29,202      1,062,369
                                                         --------------
                                                              5,217,883
                                                         --------------
         Auto Manufacturers--0.77%
             Ford Motor Company                  477,879     11,731,929
             General Motors Corp. "A"            143,244      9,217,751
         +   Navistar International Corp.         15,557        437,618
             PACCAR Inc.                          19,982      1,027,474
                                                         --------------
                                                             22,414,772
                                                         --------------
         Auto Parts & Equipment--0.23%
             Cooper Tire & Rubber Co.             18,913        268,565
             Dana Corp.                           38,635        901,741
             Delphi Automotive Systems Corp.     146,265      2,330,001
             Goodyear Tire & Rubber Co.           41,489      1,161,692
             TRW Inc.                             32,628      1,337,748
             Visteon Corp.                        34,164        627,934
                                                         --------------
                                                              6,627,681
                                                         --------------
         Banks--6.78%
             AmSouth Bancorp                      96,746      1,788,834
             Bank of America Corp.               418,667     25,132,580
             Bank of New York Co. Inc.           192,093      9,220,464
             Bank One Corp.                      304,355     10,895,909
             BB&T Corp.                          106,394      3,904,660
             Charter One Financial Inc.           53,955      1,721,165
             Comerica Inc.                        46,658      2,687,501
             Fifth Third Bancorp                 150,337      9,027,737
             First Union Corp.                   256,266      8,953,934
             FleetBoston Financial Corp.         282,898     11,160,326
             Golden West Financial Corp.          41,399      2,659,472
             Huntington Bancshares Inc.           65,592      1,072,429
             JP Morgan Chase & Co.               518,496     23,124,922

---------------------------------------------------------
                                  Shares           Value

---------------------------------------------------------
    KeyCorp                       110,861 $    2,887,929
    Mellon Financial Corp.        124,665      5,734,590
    National City Corp.           156,860      4,828,151
    Northern Trust Corp.           58,096      3,631,000
    PNC Financial Services Group   75,499      4,967,079
    Regions Financial Corp.        59,452      1,902,464
    SouthTrust Corp.               88,821      2,309,346
    State Street Corp.             84,956      4,204,472
    SunTrust Banks Inc.            76,281      4,941,483
    Synovus Financial Corp.        75,779      2,377,945
    U.S. Bancorp                  497,747     11,343,654
    Union Planters Corp.           35,846      1,562,886
    Wachovia Corp.                 54,927      3,908,056
*   Washington Mutual Inc.        229,239      8,607,924
    Wells Fargo & Company         448,205     20,810,158
    Zions Bancorp                  24,100      1,421,900
                                          --------------
                                             196,788,970
                                          --------------
Beverages--2.09%
    Anheuser-Busch Companies Inc. 234,402      9,657,362
    Brown-Forman Corp. "B"         17,884      1,143,503
    Coca-Cola Co.                 649,708     29,236,860
*   Coca-Cola Enterprises Inc.    109,739      1,794,233
    Coors (Adolf) Company "B"       9,718        487,649
    Pepsi Bottling Group Inc.      37,542      1,505,434
    PepsiCo Inc.                  382,411     16,902,566
                                          --------------
                                              60,727,607
                                          --------------
Biotechnology--0.73%
+   Amgen Inc.                    272,493     16,534,875
+   Biogen Inc.                    38,750      2,106,450
+   Chiron Corp.                   49,618      2,530,518
                                          --------------
                                              21,171,843
                                          --------------
Building Materials--0.15%
*   Masco Corp.                   120,136      2,998,595
    Vulcan Materials Co.           26,363      1,417,011
                                          --------------
                                               4,415,606
                                          --------------
Chemicals--1.20%
    Air Products & Chemicals Inc.  59,545      2,724,184
    Ashland Inc.                   18,177        728,898
    Dow Chemical Co.              234,396      7,793,667
*   Du Pont (E.I.) de Nemours     272,376     13,139,418
    Eastman Chemical Co.           20,151        959,792
    Engelhard Corp.                34,119        879,929
*   Great Lakes Chemical Corp.     13,132        405,122
*   Hercules Inc.                  28,165        318,264
*   PPG Industries Inc.            43,949      2,310,399
    Praxair Inc.                   41,919      1,970,193
    Rohm & Haas Co. "A"            57,468      1,890,697
    Sherwin-Williams Co.           40,888        907,714
    Sigma-Aldrich Corp.            19,789        764,251
                                          --------------
                                              34,792,528
                                          --------------
Commercial Services--0.85%
    Block (H & R) Inc.             23,889      1,542,035
+   Cendant Corp.                 222,468      4,338,126
+*  Concord EFS Inc.               61,802      3,214,322
+   Convergys Corp.                44,635      1,350,209
    Deluxe Corp.                   18,437        532,829


  The accompanying notes are an integral part of these financial statements.



38    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001



      ---------------------------------------------------------------------
      S&P 500 Index
      Master Portfolio                             Shares            Value

      ---------------------------------------------------------------------
      COMMON STOCKS--(Continued)
      ---------------------------------------------------------------------
          Donnelley (R.R.) & Sons Co.                30,624 $      909,533
          Ecolab Inc.                                33,295      1,364,096
          Equifax Inc.                               37,413      1,372,309
          McKesson HBOC Inc.                         74,358      2,760,169
          Moody's Corp.                              41,140      1,378,190
          Paychex Inc.                               97,498      3,899,920
      +*  Quintiles Transnational Corp.              30,484        769,721
      +   Robert Half International Inc.             45,785      1,139,589
                                                            --------------
                                                                24,571,048
                                                            --------------
      Computers--6.27%
      +   Apple Computer Inc.                        91,139      2,118,982
      +   Cisco Systems Inc.                      1,911,575     34,790,665
          Compaq Computer Corp.                     441,192      6,759,061
      +   Computer Sciences Corp.                    44,073      1,524,926
      +   Dell Computer Corp.                       679,386     17,765,944
          Electronic Data Systems Corp.             122,223      7,638,937
      +   EMC Corp.                                 576,448     16,745,814
      +   Gateway Inc.                               84,327      1,387,179
          Hewlett-Packard Co.                       507,403     14,511,726
          International Business Machines Corp.     453,819     51,508,456
      +   Lexmark International Group Inc. "A"       33,532      2,255,027
      +   NCR Corp.                                  25,229      1,185,763
      +   Network Appliance Inc.                     85,038      1,165,021
      +   Palm Inc.                                 148,117        899,070
      +*  Sapient Corp.                              32,073        312,712
      +   Sun Microsystems Inc.                     850,638     13,372,029
      +   Unisys Corp.                               82,709      1,216,649
      +*  Veritas Software Corp.                    103,774      6,904,084
                                                            --------------
                                                               182,062,045
                                                            --------------
      Cosmetics/Personal Care--1.72%
      *   Alberto-Culver Co. "B"                     14,732        619,333
          Avon Products Inc.                         61,967      2,867,833
          Colgate-Palmolive Co.                     146,576      8,646,518
          Gillette Co.                              275,387      7,983,469
          International Flavors & Fragrances Inc.    24,994        628,099
          Kimberly-Clark Corp.                      139,053      7,773,063
          Procter & Gamble Co.                      338,244     21,579,967
                                                            --------------
                                                                50,098,282
                                                            --------------
      Distribution/Wholesale--0.25%
      +   Costco Wholesale Corp.                    117,493      4,826,612
          Genuine Parts Co.                          44,958      1,416,177
          Grainger (W.W.) Inc.                       24,840      1,022,414
                                                            --------------
                                                                 7,265,203
                                                            --------------
      Diversified Financial Services--6.73%
          American Express Co.                      345,532     13,406,642
          Bear Stearns Companies Inc.                27,394      1,615,424
          Capital One Financial Corp.                54,473      3,268,380
          Citigroup Inc.                          1,313,389     69,399,475
          Countrywide Credit Industries Inc.         30,908      1,418,059
          Fannie Mae                                261,232     22,243,905
          Franklin Resources Inc.                    69,113      3,163,302
          Freddie Mac                               180,858     12,660,060
          Household International Inc.              121,134      8,079,638
          Lehman Brothers Holdings Inc.              64,355      5,003,601
          MBNA Corp.                                222,497      7,331,276

        ----------------------------------------------------------------
                                                 Shares           Value

        ----------------------------------------------------------------
            Merrill Lynch & Co. Inc.             219,228 $   12,989,259
            Morgan Stanley Dean Witter & Co.     290,663     18,669,284
            Providian Financial Corp.             74,600      4,416,320
            Schwab (Charles) Corp.               362,018      5,538,875
            Stilwell Financial Inc.               57,232      1,920,706
            T Rowe Price Group Inc.               32,152      1,202,163
            USA Education Inc.                    42,563      3,107,099
                                                         --------------
                                                            195,433,468
                                                         --------------
        Electric--2.67%
        +   AES Corp.                            139,003      5,984,079
            Allegheny Energy Inc.                 32,573      1,571,647
            Ameren Corp.                          35,804      1,528,831
            American Electric Power Inc.          84,134      3,884,467
        +   Calpine Corp.                         77,981      2,947,682
            Cinergy Corp.                         41,565      1,452,697
            CMS Energy Corp.                      34,506        960,992
        *   Consolidated Edison Inc.              55,399      2,204,880
            Constellation Energy Group Inc.       42,780      1,822,428
            Dominion Resources Inc.               64,592      3,883,917
            DTE Energy Co.                        43,026      1,998,127
            Duke Energy Corp.                    201,600      7,864,416
            Edison International                  85,102        948,887
            Entergy Corp.                         57,687      2,214,604
            Exelon Corp.                          83,738      5,369,281
            FirstEnergy Corp.                     58,550      1,882,968
            FPL Group Inc.                        45,913      2,764,422
        *   GPU Inc.                              31,246      1,098,297
        +   Mirant Corp.                          88,663      3,050,007
        +   Niagara Mohawk Holdings Inc.          41,887        740,981
            NiSource Inc.                         53,972      1,475,055
            PG&E Corp.                           101,120      1,132,544
            Pinnacle West Capital Corp.           22,133      1,049,104
            PPL Corp.                             38,144      2,097,920
            Progress Energy Inc.                  53,782      2,415,887
            Public Service Enterprise Group Inc.  54,362      2,658,302
            Reliant Energy Inc.                   77,664      2,501,557
        *   Southern Co.                         178,923      4,159,960
            TXU Corporation                       67,048      3,231,043
            Xcel Energy Inc.                      89,678      2,551,339
                                                         --------------
                                                             77,446,321
                                                         --------------
        Electrical Components & Equipment--0.34%
        +   American Power Conversion Corp.       50,944        802,368
            Emerson Electric Co.                 111,955      6,773,277
            Molex Inc.                            51,057      1,865,112
        +*  Power-One Inc.                        20,585        342,534
                                                         --------------
                                                              9,783,291
                                                         --------------
        Electronics--0.68%
        +   Agilent Technologies Inc.            119,346      3,878,745
            Applera Corp.--Applied Biosystems
             Group                                55,191      1,476,359
        +   Jabil Circuit Inc.                    49,990      1,542,691
            Johnson Controls Inc.                 22,642      1,640,866
            Millipore Corp.                       12,295        762,044
            Parker Hannifin Corp.                 30,501      1,294,462
            PerkinElmer Inc.                      26,356        725,581
        +   Sanmina Corp.                         83,492      1,954,548
        +   Solectron Corp.                      170,650      3,122,895
            Symbol Technologies Inc.              59,175      1,313,685


  The accompanying notes are an integral part of these financial statements.



39    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


            ---------------------------------------------------------
            S&P 500 Index
            Master Portfolio                  Shares           Value

            ---------------------------------------------------------
            COMMON STOCKS--(Continued)
            ---------------------------------------------------------
            +   Tektronix Inc.                 24,459 $      664,062
            +   Thermo Electron Corp.          47,350      1,042,647
                Thomas & Betts Corp.           15,234        336,214
                                                      --------------
                                                          19,754,799
                                                      --------------
            Engineering & Construction--0.03%
                Fluor Corp.                    20,739        936,366
                                                      --------------
            Environmental Control--0.21%
            +   Allied Waste Industries Inc.   51,523        962,450
                Waste Management Inc.         163,335      5,033,985
                                                      --------------
                                                           5,996,435
                                                      --------------
            Food--2.14%
                Albertson's Inc.              105,829      3,173,812
                Archer-Daniels-Midland Co.    165,087      2,146,131
            *   Campbell Soup Co.             106,603      2,745,027
                ConAgra Foods Inc.            140,289      2,779,125
                General Mills Inc.             74,308      3,253,204
                Heinz (H.J.) Co.               91,013      3,721,522
                Hershey Foods Corp.            35,670      2,201,196
                Kellogg Co.                   105,969      3,073,101
            +   Kroger Co.                    211,792      5,294,800
                Quaker Oats Co.                34,534      3,151,227
                Ralston Purina Group           80,940      2,429,819
            +   Safeway Inc.                  132,023      6,337,104
                Sara Lee Corp.                205,416      3,890,579
                SUPERVALU Inc.                 34,594        607,125
                Sysco Corp.                   175,650      4,768,897
                Unilever NV--NY Shares        149,318      8,894,873
                Winn-Dixie Stores Inc.         36,719        959,467
                Wrigley (William Jr.) Co.      58,995      2,763,916
                                                      --------------
                                                          62,190,925
                                                      --------------
            Forest Products & Paper--0.49%
                Boise Cascade Corp.            15,025        528,429
                Georgia-Pacific Corp.          58,985      1,996,642
                International Paper Co.       126,169      4,504,233
                Louisiana-Pacific Corp.        27,212        319,197
                Mead Corp.                     25,906        703,089
                Potlatch Corp.                  7,411        255,013
                Temple-Inland Inc.             12,872        685,949
                Westvaco Corp.                 26,296        638,730
                Weyerhaeuser Co.               56,241      3,091,568
                Willamette Industries Inc.     28,633      1,417,333
                                                      --------------
                                                          14,140,183
                                                      --------------
            Gas--0.13%
                KeySpan Corp.                  35,903      1,309,741
                NICOR Inc.                     11,892        463,550
                ONEOK Inc.                     15,548        306,296
                Peoples Energy Corp.            9,275        372,855
                Sempra Energy                  53,763      1,469,880
                                                      --------------
                                                           3,922,322
                                                      --------------
            Hand/Machine Tools--0.07%
                Black & Decker Corp.           21,226        837,578
                Snap-On Inc.                   15,133        365,613
                Stanley Works (The)            22,248        931,524
                                                      --------------
                                                           2,134,715
                                                      --------------

       ------------------------------------------------------------------
                                                  Shares           Value

       ------------------------------------------------------------------
       Health Care--3.36%
       +   Aetna Inc.                              37,184 $      961,950
           Bard (C.R.) Inc.                        13,226        753,221
           Bausch & Lomb Inc.                      14,037        508,701
           Baxter International Inc.              154,738      7,582,162
           Becton Dickinson & Co.                  67,306      2,408,882
           Biomet Inc.                             46,698      2,244,306
       +   Boston Scientific Corp.                104,892      1,783,164
       +   Guidant Corp.                           80,191      2,886,876
           HCA--The Healthcare Company            140,408      6,345,038
       +   Healthsouth Corp.                      101,815      1,625,986
       +   Humana Inc.                             44,427        437,606
           Johnson & Johnson                      790,906     39,545,300
       +   Manor Care Inc.                         26,849        852,456
           Medtronic Inc.                         315,673     14,524,115
       +   St. Jude Medical Inc.                   22,370      1,342,200
       *   Stryker Corp.                           51,231      2,810,020
       +   Tenet Healthcare Corp.                  84,700      4,369,673
           UnitedHealth Group Inc.                 82,854      5,116,234
       +   Wellpoint Health Networks Inc.          16,495      1,554,489
                                                          --------------
                                                              97,652,379
                                                          --------------
       Home Builders--0.05%
           Centex Corp.                            15,535        633,051
       *   KB HOME                                 11,604        350,093
       *   Pulte Corp.                             10,968        467,566
                                                          --------------
                                                               1,450,710
                                                          --------------
       Home Furnishings--0.10%
           Leggett & Platt Inc.                    51,298      1,130,095
           Maytag Corp.                            19,864        581,221
           Whirlpool Corp.                         17,442      1,090,125
                                                          --------------
                                                               2,801,441
                                                          --------------
       Household Products/Wares--0.25%
           American Greetings Corp. "A"            16,574        182,314
           Avery Dennison Corp.                    28,772      1,468,811
           Clorox Co.                              61,731      2,089,594
           Fortune Brands Inc.                     39,901      1,530,602
           Newell Rubbermaid Inc.                  69,672      1,748,767
           Tupperware Corp.                        15,152        355,011
                                                          --------------
                                                               7,375,099
                                                          --------------
       Insurance--4.40%
           AFLAC Inc.                             137,328      4,324,459
           Allstate Corp.                         189,181      8,322,072
           Ambac Financial Group Inc.              27,624      1,607,717
           American General Corp.                 130,394      6,056,801
           American International Group Inc.      608,833     52,359,638
           AON Corp.                               68,392      2,393,702
           Chubb Corp.                             45,792      3,545,675
           CIGNA Corp.                             39,069      3,743,592
           Cincinnati Financial Corp.              42,017      1,659,671
       +*  Conseco Inc.                            88,190      1,203,793
           Hancock (John) Financial Services Inc.  80,400      3,236,904
           Hartford Financial Services Group Inc.  61,906      4,234,370
           Jefferson-Pilot Corp.                   39,767      1,921,541
           Lincoln National Corp.                  49,079      2,539,838
           Loews Corp.                             51,554      3,321,624
           Marsh & McLennan Companies Inc.         71,963      7,268,263


  The accompanying notes are an integral part of these financial statements.



40    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


         --------------------------------------------------------------
         S&P 500 Index
         Master Portfolio                      Shares            Value

         --------------------------------------------------------------
         COMMON STOCKS--(Continued)
         --------------------------------------------------------------
             MBIA Inc.                           38,735 $    2,156,765
         *   MetLife Inc.                       195,816      6,066,380
             MGIC Investment Corp.               27,943      2,029,780
         *   Progressive Corporation             19,287      2,607,410
         *   SAFECO Corp.                        33,387        984,916
             St. Paul Companies Inc.             55,990      2,838,133
             Torchmark Corp.                     32,755      1,317,079
             UNUMProvident Corp.                 63,061      2,025,519
                                                        --------------
                                                           127,765,642
                                                        --------------
         Iron/Steel--0.06%
             Allegheny Technologies Inc.         20,996        379,818
         *   Nucor Corp.                         20,235        989,289
             USX-U.S. Steel Group Inc.           23,155        466,573
                                                        --------------
                                                             1,835,680
                                                        --------------
         Leisure Time--0.37%
             Brunswick Corp.                     22,892        550,095
         *   Carnival Corp. "A"                 152,704      4,688,013
         *   Harley-Davidson Inc.                79,016      3,720,073
         +   Sabre Holdings Corp.                34,697      1,734,850
                                                        --------------
                                                            10,693,031
                                                        --------------
         Lodging--0.25%
         +*  Harrah's Entertainment Inc.         30,586      1,079,686
             Hilton Hotels Corp.                 96,328      1,117,405
         *   Marriott International Inc. "A"     63,694      3,015,274
             Starwood Hotels & Resorts
              Worldwide Inc.                     51,893      1,934,571
                                                        --------------
                                                             7,146,936
                                                        --------------
         Machinery--0.45%
         *   Caterpillar Inc.                    89,630      4,485,982
             Cummins Engine Company Inc.         10,782        417,263
             Deere & Co.                         61,293      2,319,940
             Dover Corp.                         53,058      1,997,634
             Ingersoll-Rand Co.                  41,754      1,720,265
         +   McDermott International Inc.        15,988        186,260
             Rockwell International Corp.        47,722      1,819,163
                                                        --------------
                                                            12,946,507
                                                        --------------
         Manufacturers--6.58%
             Cooper Industries Inc.              24,458        968,292
             Crane Co.                           15,562        482,422
             Danaher Corp.                       37,252      2,086,112
             Eastman Kodak Co.                   75,754      3,536,197
             Eaton Corp.                         17,965      1,259,347
         +   FMC Corp.                            8,132        557,530
             General Electric Co.             2,594,421    126,478,024
             Honeywell International Inc.       211,381      7,396,221
             Illinois Tool Works Inc.            79,417      5,027,096
             ITT Industries Inc.                 23,004      1,017,927
             Minnesota Mining &
              Manufacturing Co.                 103,419     11,800,108
             National Service Industries Inc.    10,722        241,996
             Pall Corp.                          32,034        753,760
             Textron Inc.                        36,802      2,025,582
             Tyco International Ltd.            505,798     27,565,991
                                                        --------------
                                                           191,196,605
                                                        --------------

        -----------------------------------------------------------------
                                                 Shares            Value

        -----------------------------------------------------------------
        Media--4.81%
        +   AOL Time Warner Inc.                1,157,191 $   61,331,123
        +   Clear Channel Communications Inc.     153,470      9,622,569
        +*  Comcast Corp. "A"                     246,819     10,711,945
            Dow Jones & Co. Inc.                   22,553      1,346,640
            Gannett Co. Inc.                       69,043      4,549,934
        *   Knight Ridder Inc.                     19,123      1,133,994
            McGraw-Hill Companies Inc.             50,958      3,370,872
            Meredith Corp.                         13,021        466,282
            New York Times Co. "A"                 41,546      1,744,932
            Tribune Co.                            77,938      3,118,299
        +*  Univision Communications Inc.          54,444      2,329,114
        +   Viacom Inc. "B"                       464,971     24,062,249
            Walt Disney Co. (The)                 545,887     15,770,675
                                                          --------------
                                                             139,558,628
                                                          --------------
        Metal Fabricate/Hardware--0.02%
            Timken Co.                             15,717        266,246
            Worthington Industries Inc.            22,321        303,566
                                                          --------------
                                                                 569,812
                                                          --------------
        Mining--0.63%
            Alcan Aluminum Ltd.                    83,398      3,504,384
            Alcoa Inc.                            225,401      8,880,799
        *   Barrick Gold Corp.                    103,465      1,567,495
        +   Freeport-McMoRan Copper & Gold Inc.    37,642        415,944
            Homestake Mining Company               68,841        533,518
        +*  Inco Ltd.                              47,516        820,126
        *   Newmont Mining Corp.                   51,059        950,208
            Phelps Dodge Corp.                     20,579        854,029
            Placer Dome Inc.                       85,587        838,753
                                                          --------------
                                                              18,365,256
                                                          --------------
        Office/Business Equipment--0.15%
            Pitney Bowes Inc.                      64,454      2,714,802
        *   Xerox Corp.                           181,306      1,735,098
                                                          --------------
                                                               4,449,900
                                                          --------------
        Oil & Gas Producers--6.07%
        *   Amerada Hess Corp.                     23,284      1,881,347
            Anadarko Petroleum Corp.               65,430      3,535,183
            Apache Corp.                           32,782      1,663,687
            Burlington Resources Inc.              55,266      2,207,877
        *   Chevron Corp.                         167,504     15,159,112
            Conoco Inc. "B"                       163,165      4,715,469
            Devon Energy Corp.                     33,771      1,772,978
            EOG Resources Inc.                     30,255      1,075,565
            Exxon Mobil Corp.                     901,049     78,706,630
        *   Kerr-McGee Corp.                       24,731      1,638,923
        *   Kinder Morgan Inc.                     29,907      1,502,827
        +   Nabors Industries Inc.                 38,359      1,426,955
        +   Noble Drilling Corp.                   35,019      1,146,872
            Occidental Petroleum Corp.             96,801      2,573,939
        *   Phillips Petroleum Co.                 66,812      3,808,284
        +   Rowan Companies Inc.                   24,664        545,074
            Royal Dutch Petroleum Co.--NY
             Shares                               560,016     32,632,132
            Sunoco Inc.                            21,877        801,355
            Texaco Inc.                           143,946      9,586,804
            Tosco Corp.                            40,325      1,776,316


  The accompanying notes are an integral part of these financial statements.



41    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


         --------------------------------------------------------------
         S&P 500 Index
         Master Portfolio                      Shares            Value

         --------------------------------------------------------------
         COMMON STOCKS--(Continued)
         --------------------------------------------------------------
             Transocean Sedco Forex Inc.         83,050 $    3,425,812
             Unocal Corp.                        63,561      2,170,608
             USX-Marathon Group Inc.             80,625      2,379,244
                                                        --------------
                                                           176,132,993
                                                        --------------
         Oil & Gas Services--0.51%
             Baker Hughes Inc.                   87,633      2,935,706
             Halliburton Co.                    112,077      3,989,941
             Schlumberger Ltd.                  149,703      7,881,863
                                                        --------------
                                                            14,807,510
                                                        --------------
         Packaging & Containers--0.08%
             Ball Corp.                           7,185        341,719
             Bemis Co.                           13,783        553,663
         +   Pactiv Corp.                        41,478        555,805
         +   Sealed Air Corp.                    21,871        814,695
                                                        --------------
                                                             2,265,882
                                                        --------------
         Pharmaceuticals--8.35%
             Abbott Laboratories                404,578     19,423,790
             Allergan Inc.                       34,399      2,941,115
             American Home Products Corp.       343,333     20,064,381
             Bristol-Myers Squibb Co.           507,569     26,545,859
             Cardinal Health Inc.               116,481      8,037,189
         +   Forest Laboratories Inc. "A"        46,030      3,268,130
         +   King Pharmaceuticals Inc.           44,777      2,406,764
             Lilly (Eli) and Company            293,575     21,724,550
         +   MedImmune Inc.                      55,612      2,624,886
             Merck & Co. Inc.                   598,866     38,273,526
             Pfizer Inc.                      1,648,849     66,036,402
             Pharmacia Corporation              339,763     15,612,110
             Schering-Plough Corp.              382,092     13,847,014
         +*  Watson Pharmaceuticals Inc.         27,626      1,702,867
                                                        --------------
                                                           242,508,583
                                                        --------------
         Pipelines--0.85%
         *   Dynegy Inc. "A"                     85,188      3,961,242
             El Paso Corp.                      133,005      6,988,083
             Enron Corp.                        194,897      9,549,953
             Williams Companies Inc.            126,578      4,170,745
                                                        --------------
                                                            24,670,023
                                                        --------------
         Retail--6.01%
         +   AutoZone Inc.                       29,204      1,095,135
         +   Bed Bath & Beyond Inc.              75,389      2,261,670
         +   Best Buy Co. Inc.                   54,673      3,472,829
         +   Big Lots Inc.                       29,561        404,394
             Circuit City Stores Inc.            54,305        977,490
             CVS Corp.                          102,759      3,966,497
             Darden Restaurants Inc.             30,796        859,208
             Dillards Inc. "A"                   22,203        339,040
             Dollar General Corp.                86,375      1,684,313
         +   Federated Department Stores Inc.    51,656      2,195,380
             Gap Inc. (The)                     224,537      6,511,573
             Home Depot Inc.                    609,566     28,375,297
         +   Kmart Corp.                        127,946      1,467,541
         +*  Kohls Corp.                         87,047      5,460,458
             Limited Inc.                       111,368      1,839,799
             Longs Drug Stores Corp.              9,872        212,742
             Lowe's Companies Inc.              100,467      7,288,881

      --------------------------------------------------------------------
                                                  Shares            Value

      --------------------------------------------------------------------
          May Department Stores Co.                 78,033 $    2,673,411
          McDonald's Corp.                         337,759      9,139,759
      *   Nordstrom Inc.                            34,923        647,822
      +   Office Depot Inc.                         77,712        806,651
          Penney (J.C.) Company Inc.                68,729      1,811,696
          RadioShack Corp.                          48,398      1,476,139
          Sears, Roebuck and Co.                    85,831      3,631,510
      +   Staples Inc.                             119,158      1,905,336
      +*  Starbucks Corp.                           99,252      2,282,796
          Target Corp.                             234,809      8,124,391
          Tiffany & Co.                             38,106      1,380,199
          TJX Companies Inc.                        73,220      2,333,521
      +   Toys R Us Inc.                            51,612      1,277,397
      +*  Tricon Global Restaurants Inc.            38,380      1,684,882
          Walgreen Co.                             265,861      9,079,153
          Wal-Mart Stores Inc.                   1,167,779     56,987,615
          Wendy's International Inc.                29,717        758,972
                                                           --------------
                                                              174,413,497
                                                           --------------
      Semiconductors--4.13%
      +   Advanced Micro Devices Inc.               89,839      2,594,550
      +   Altera Corp.                             101,029      2,929,841
      +   Analog Devices Inc.                       93,963      4,063,900
      +   Applied Materials Inc.                   212,353     10,426,532
      *   Applied Micro Circuits Corp.              78,532      1,350,750
      +   Broadcom Corp. "A"                        67,908      2,903,746
      +   Conexant Systems Inc.                     64,496        577,239
          Intel Corp.                            1,756,485     51,377,186
      +*  KLA-Tencor Corp.                          48,467      2,833,865
          Linear Technology Corp.                   83,071      3,673,400
      +*  LSI Logic Corp.                           94,374      1,774,231
      +   Maxim Integrated Products Inc.            85,778      3,792,245
      +   Micron Technology Inc.                   155,730      6,400,503
      +   National Semiconductor Corp.              45,276      1,318,437
      +   Novellus Systems Inc.                     37,254      2,115,655
      +   QLogic Corp.                              24,098      1,553,116
      +   Teradyne Inc.                             45,539      1,507,341
          Texas Instruments Inc.                   453,427     14,282,951
      +*  Vitesse Semiconductor Corp.               47,843      1,006,617
      +   Xilinx Inc.                               86,853      3,581,818
                                                           --------------
                                                              120,063,923
                                                           --------------
      Software--6.21%
          Adobe Systems Inc.                        62,425      2,933,975
          Autodesk Inc.                             14,097        525,818
          Automatic Data Processing Inc.           163,084      8,105,275
      +   BMC Software Inc.                         63,650      1,434,671
      +   BroadVision Inc.                          71,430        357,150
      +*  Citrix Systems Inc.                       48,207      1,682,424
          Computer Associates International Inc.   150,496      5,417,856
      +   Compuware Corp.                           96,058      1,343,851
          First Data Corp.                         102,364      6,576,887
      +   Fiserv Inc.                               32,487      2,078,518
          IMS Health Inc.                           76,944      2,192,904
      +   Intuit Inc.                               54,466      2,178,095
      +   Mercury Interactive Corp.                 21,592      1,293,361
      +   Microsoft Corp.                        1,405,724    102,617,852
      +   Novell Inc.                               82,898        471,690
      +   Oracle Corp.                           1,466,147     27,856,793
      +   Parametric Technology Corp.               69,027        965,688


  The accompanying notes are an integral part of these financial statements.


42    Smith Barney U.S. 5000 Index Fund  | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001


       -------------------------------------------------------------------
       S&P 500 Index
       Master Portfolio                            Shares           Value

       -------------------------------------------------------------------
       COMMON STOCKS--(Continued)
       -------------------------------------------------------------------
       +   PeopleSoft Inc.                          76,756 $    3,778,698
       +   Siebel Systems Inc.                     118,399      5,552,913
       +*  Yahoo! Inc.                             148,065      2,959,819
                                                           --------------
                                                              180,324,238
                                                           --------------
       Telecommunication Equipment--1.64%
       +*  ADC Telecommunications Inc.             204,153      1,347,410
       +   Andrew Corp.                             21,256        392,173
       +   Avaya Inc.                               74,105      1,015,239
       +   Comverse Technology Inc.                 44,680      2,574,462
       +   JDS Uniphase Corp.                      343,808      4,297,600
           Lucent Technologies Inc.                889,552      5,515,222
           Motorola Inc.                           573,626      9,499,247
           Nortel Networks Corp.                   832,174      7,514,531
       +   QUALCOMM Inc.                           197,781     11,566,233
           Scientific-Atlanta Inc.                  42,557      1,727,814
       +   Tellabs Inc.                            106,883      2,060,704
                                                           --------------
                                                               47,510,635
                                                           --------------
       Telecommunications--2.38%
       +   Cabletron Systems Inc.                   49,303      1,126,574
       +*  Citizen Communications Co.               74,560        896,957
           Corning Inc.                            242,985      4,060,279
       +*  Global Crossing Ltd.                    231,513      2,000,272
       +*  Nextel Communications Inc. "A"          199,829      3,497,008
           Qwest Communications International Inc. 433,863     13,827,214
       +*  Sprint Corp. (PCS Group)                244,766      5,911,099
           Verizon Communications Inc.             706,383     37,791,491
                                                           --------------
                                                               69,110,894
                                                           --------------
       Telephone--3.33%
           Alltel Corp.                             81,757      5,008,434
           AT&T Corp.                              901,155     19,825,410
           BellSouth Corp.                         489,506     19,712,407
       *   CenturyTel Inc.                          36,827      1,115,858
           SBC Communications Inc.                 879,628     35,237,898
           Sprint Corp. (FON Group)                231,519      4,945,246
       +   WorldCom Inc.                           754,319     10,711,330
                                                           --------------
                                                               96,556,583
                                                           --------------
       Textiles--0.07%
       *   Cintas Corp.                             44,127      2,040,874
                                                           --------------
       Tobacco--1.05%
           Philip Morris Companies Inc.            574,489     29,155,317
           UST Inc.                                 42,611      1,229,753
                                                           --------------
                                                               30,385,070
                                                           --------------
       Toys/Games/Hobbies--0.10%
           Hasbro Inc.                              45,068        651,233
           Mattel Inc.                             112,562      2,129,673
                                                           --------------
                                                                2,780,906
                                                           --------------

      ---------------------------------------------------------------------
                                                 Shares             Value

      ---------------------------------------------------------------------
      Transportation--0.48%
                Burlington Northern Santa Fe
                 Corp.                             102,347 $    3,087,809
                CSX Corp.                           55,744      2,020,163
      +         FedEx Corp.                         80,204      3,224,201
                Norfolk Southern Corp.             100,489      2,080,122
                Union Pacific Corp.                 64,725      3,554,050
                                                           --------------
                                                               13,966,345
                                                           --------------
      Trucking & Leasing--0.01%
                Ryder System Inc.                   15,792        309,523
                                                           --------------
      TOTAL COMMON STOCKS
                (Cost: $2,707,791,274)                      2,880,442,339
                                                           --------------

      ---------------------------------------------------------------------
                                               Face Amount          Value

      ---------------------------------------------------------------------
      SHORT-TERM INSTRUMENTS--3.91%
      ---------------------------------------------------------------------
      ++        Dreyfus Money Market Fund      $41,692,416     41,692,416
      ++        Federal Home Loan Mortgage
                 Corporation Discount Note
                 3.86%, 7/3/01                   6,685,522      6,685,522
      ++        Goldman Sachs Financial Square
                 Prime Obligation Fund          22,168,179     22,168,179
      ++        Providian Temp Cash Money
                 Market Fund                    41,792,428     41,792,428
      +++       U.S. Treasury Bill
                 3.52%,** 9/27/01                1,400,000      1,387,956
                                                           --------------
      TOTAL SHORT-TERM INSTRUMENTS
                (Cost: $113,726,739)                          113,726,501
                                                           --------------

      ---------------------------------------------------------------------
      TOTAL REPURCHASE AGREEMENT--0.74%
      ---------------------------------------------------------------------
      Investors Bank & Trust Tri-Party
       Repurchase Agreement, dated
       6/29/01, due 7/2/01, with a
       maturity value of $21,420,109 and
       an effective yield of 3.70%              21,413,506     21,413,506
                                                           --------------
      TOTAL REPURCHASE AGREEMENT
                (Cost: $21,413,506)                            21,413,506
                                                           --------------
      TOTAL INVESTMENTS IN SECURITIES--103.86%
                (Cost: $2,842,931,519)                      3,015,582,346
      Other Assets, Less Liabilities--(3.86%)                (112,213,904)
                                                           --------------
      NET ASSETS--100.00%                                  $2,903,368,442
                                                           ==============

 * Denotes all or part of security on loan (See Note 4).
** Yield to maturity.
 + Non-income earning securities.
++ Represents investment of collateral received from securities lending transactions (See Note 4).
+++ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts (See Note 1).


  The accompanying notes are an integral part of these financial statements.


43    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedules of Investments (unaudited) (continued)                 June 30, 2001



-------------------------------------------------------
  U.S. Equity Index
  Master Portfolio                              Value

-------------------------------------------------------
  MASTER PORTFOLIOS--100.01%
-------------------------------------------------------
    Extended Index Master Portfolio      $110,153,026
    S&P 500 Index Master Portfolio        412,502,047
                                         ------------
  TOTAL MASTER PORTFOLIOS                 522,655,073
                                         ------------
  TOTAL INVESTMENTS--100.01%              522,655,073
  Other Liabilities Less Assets--(0.01%)      (76,379)
                                         ------------
  NET ASSETS--100.00%                    $522,578,694
                                         ============


  The accompanying notes are an integral part of these financial statements.



44    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 MASTER INVESTMENT PORTFOLIO


 Statements of Assets and Liabilities (unaudited)                 June 30, 2001



                                                                 Extended   S&P 500 Index  U.S. Equity
                                                               Index Master    Master      Index Master
                                                                Portfolio     Portfolio     Portfolio

--------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                                        $228,550,833 $2,842,931,519 $         --

--------------------------------------------------------------------------------------------------------
   Investments, at market value (Note 1)+                      $200,245,430 $3,015,582,346 $         --
   Investments in Master Portfolios, at market value (Note 1)            --             --  522,655,073
   Cash                                                                  --            724           --
   Receivables:
       Investment securities sold                                   761,551      1,111,121           --
       Dividends and interest                                       164,623      2,573,663           --
       Due from broker -- variation margin                          106,050         95,175           --

--------------------------------------------------------------------------------------------------------
   Total Assets                                                 201,277,654  3,019,363,029  522,655,073

--------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
       Investment securities purchased                              748,110      3,270,489           --
       Collateral for securities loaned (Note 4)                 16,536,410    112,338,545           --
       Advisory fees (Note 2)                                        37,906        385,553       38,190
       Administration fees (Note 2)                                  34,410             --       38,189

--------------------------------------------------------------------------------------------------------
   Total Liabilities                                             17,356,836    115,994,587       76,379

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
NET ASSETS                                                     $183,920,818 $2,903,368,442 $522,578,694

--------------------------------------------------------------------------------------------------------

+ Includes securities on loan with market values of $15,689,218, $108,650,593 and $--, respectively (See Note 4).


  The accompanying notes are an integral part of these financial statements.



45    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 MASTER INVESTMENT PORTFOLIO


 Statements of Operations (unaudited)    For the Six Months Ended June 30, 2001


                                                                                Extended   S&P 500 Index  U.S. Equity
                                                                              Index Master    Master      Index Master
                                                                               Portfolio     Portfolio     Portfolio

-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
   Dividends+                                                                 $   875,715  $  17,792,428  $ 3,058,743 *
   Interest                                                                        54,487        871,088      206,103 *
   Securities lending income                                                       57,544         66,618            --
   Expenses allocated from Master Portfolios (See Note 1)                              --             --      (159,144)*

-------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                        987,746     18,730,134     3,105,702

-------------------------------------------------------------------------------------------------------------------------
EXPENSES (NOTE 2):
   Advisory fees                                                                   72,084        738,193        25,394
   Administration fees                                                             18,021             --        25,394

-------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                                  90,105        738,193        50,788

-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                             897,641     17,991,941     3,054,914

-------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on sale of investments                               (282,944)    53,207,201    7,344,295 *
   Net realized gain (loss) on sale of futures contracts                          310,188     (1,743,544)           --
   Net change in unrealized appreciation (depreciation) of investments         (8,858,225)  (284,704,909)  (45,599,916)*
   Net change in unrealized appreciation (depreciation) of futures contracts      (32,900)       154,737            --

-------------------------------------------------------------------------------------------------------------------------
Net Loss on Investments                                                        (8,863,881)  (233,086,515)  (38,255,621)

-------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $(7,966,240) $(215,094,574) $(35,200,707)

-------------------------------------------------------------------------------------------------------------------------

+ Net of foreign withholding tax of $50, $95,587 and $13,693, respectively.
* Allocated from Master Portfolios.





  The accompanying notes are an integral part of these financial statements.


46    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 MASTER INVESTMENT PORTFOLIO

 Statements of Changes in Net Assets

For the Six Months Ended June 30, 2001 (unaudited)
and the Year Ended December 31, 2000
                                                                Extended Index
                                                               Master Portfolio
                                                         ---------------------------
                                                             2001          2000
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income                                 $    897,641  $   2,199,738
   Net realized gain                                           27,244     21,750,895
   Net change in unrealized appreciation (depreciation)    (8,891,125)   (64,094,244)
--------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting From Operations    (7,966,240)   (40,143,611)
--------------------------------------------------------------------------------------
INTERESTHOLDER TRANSACTIONS:
   Contributions                                           19,806,732    163,481,883
   Withdrawals                                            (27,170,856)  (126,543,641)
--------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting From
     Interestholder Transactions                           (7,364,124)    36,938,242
--------------------------------------------------------------------------------------

Decrease in Net Assets                                    (15,330,364)    (3,205,369)

NET ASSETS:
   Beginning of period                                    199,251,182    202,456,551
--------------------------------------------------------------------------------------
   End of period                                         $183,920,818  $ 199,251,182
--------------------------------------------------------------------------------------



  The accompanying notes are an integral part of these financial statements.


47    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 MASTER INVESTMENT PORTFOLIO

For the Six Months Ended June 30, 2001 (unaudited)
and the Year Ended December 31, 2000
                                                                  S&P 500 Index                U.S. Equity Index
                                                                 Master Portfolio               Master Portfolio
                                                         -------------------------------  ---------------------------
                                                              2001            2000            2001          2000
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income                                 $   17,991,941  $    47,775,321  $  3,054,914  $   7,424,730
   Net realized gain                                         51,463,657      854,753,964     7,344,295     59,576,383
   Net change in unrealized appreciation (depreciation)    (284,550,172)  (1,244,831,494)  (45,599,916)  (134,383,317)
-----------------------------------------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting
     From Operations                                       (215,094,574)    (342,302,209)  (35,200,707)   (67,382,204)
-----------------------------------------------------------------------------------------------------------------------
INTERESTHOLDER TRANSACTIONS:
   Contributions                                            550,527,912    1,599,306,476    32,773,881    187,750,902
   Withdrawals                                             (660,154,579)  (2,856,439,610)  (48,447,476)  (230,131,341)
-----------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
  From Interestholder Transactions                         (109,626,667)  (1,257,133,134)  (15,673,595)   (42,380,439)
-----------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                     (324,721,241)  (1,599,435,343)  (50,874,302)  (109,762,643)
NET ASSETS:
   Beginning of period                                    3,228,089,683    4,827,525,026   573,452,996    683,215,639
-----------------------------------------------------------------------------------------------------------------------
   End of period                                         $2,903,368,442  $ 3,228,089,683  $522,578,694  $ 573,452,996
-----------------------------------------------------------------------------------------------------------------------



  The accompanying notes are an integral part of these financial statements.


48    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 MASTER INVESTMENT PORTFOLIO


 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently issues the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

These financial statements relate to the Extended Index, S&P 500 Index, and U.S. Equity Index Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios").

The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Security Valuation

The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

The U.S. Equity Index Master Portfolio seeks to achieve its investment objective by investing all of its assets in the Extended Index and S&P 500 Index Master Portfolios. The value of the U.S. Equity Index Master Portfolio's investment in the Extended Index and S&P 500 Index Master Portfolios reflects the U.S. Equity Index Master Portfolio's interest in the net assets of these Master Portfolios (59.89% and 14.21%, respectively, as of June 30, 2001).

  Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased, using a constant yield to maturity method.


49    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 MASTER INVESTMENT PORTFOLIO

The U.S. Equity Index Master Portfolio records daily, its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Extended Index and S&P 500 Index Master Portfolios. The expenses allocated from Master Portfolios on the Statement of Operations include Advisory and Administration fees of $148,677 and $10,467, respectively, allocated from the Extended Index and S&P 500 Index Master Portfolios. In addition, the U.S. Equity Index Master Portfolio accrues its own expenses.

  Federal Income Taxes

MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

  Futures Contracts

The Master Portfolios may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolios as unrealized gains or losses. When the contract is closed, the Master Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolios are required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

As of June 30, 2001, the open futures contracts outstanding were as follows:

                                                                                 Net Unrealized
                                Number of   Futures    Expiration    Notional     Appreciation
Master Portfolio                Contracts    Index        Date    Contract Value (Depreciation)

------------------------------------------------------------------------------------------------
Extended Index Master Portfolio    21     Russell 2000  9/21/01    $ 5,413,800     $  55,300
S&P 500 Index Master Portfolio     81          S&P 500  9/21/01     24,941,925      (568,363)

------------------------------------------------------------------------------------------------


50    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 MASTER INVESTMENT PORTFOLIO

The Extended Index and S&P 500 Index Master Portfolios have pledged to brokers U.S. Treasury Bills for initial margin requirements with face amounts of $500,000 and $1,400,000, respectively.

  Repurchase Agreements

Each Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

The repurchase agreements held by the Extended Index and S&P 500 Index Master Portfolios at June 30, 2001 were fully collateralized by U.S. Government obligations with an interest rate of 6.75%, a maturity date of 05/15/05 and aggregate market values of $5,109,421 and $21,843,847, respectively.

2. Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to 0.08%, 0.05%, and 0.01% of the average daily net assets of the Extended Index, S&P 500 Index, and U.S. Equity Index Master Portfolios, respectively, as compensation for advisory services.

Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services for the Master Portfolios, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of each Master Portfolio.

Stephens Inc. ("Stephens") is the sponsor and placement agent for the Master Portfolios.

MIP has entered into administrative services arrangements with BGI and Stephens as co-administrators who have agreed jointly to provide general administrative services to the Master Portfolios such as managing and coordinating third-party service relationships. BGI and Stephens are entitled to receive a fee at an annual rate of 0.02% and 0.01% of the average daily net assets of the Extended Index and U.S. Equity Index Master Portfolios, respectively. Stephens and BGI are not entitled to compensation for providing administration services to the S&P 500 Index Master Portfolio, for so long as BGI or Stephens are entitled to compensation for providing co-administration services to a corresponding feeder fund that invests substantially all of its assets in the S&P 500 Index Master Portfolio, or either BGI or Stephens (or an affiliate) receives advisory fees from the S&P 500 Index Master Portfolio. BGI and Stephens may delegate certain of their administrative duties to sub-administrators.

Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolios. For the six months ended June 30, 2001, BGIS received brokerage commissions from the Extended Index Master Portfolio in the amount of $444, related to the purchases and sales of portfolio investments.

Certain officers and trustees of MIP are also officers of Stephens. As of June 30, 2001, these officers of Stephens collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.


51   Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 MASTER INVESTMENT PORTFOLIO

3. Investment Portfolio Transactions

Investment transactions (exclusive of short-term investments) for the six months ended June 30, 2001, were as follows:

           Master Portfolio                 Purchases      Sales

           ----------------------------------------------------------
           Extended Index Master Portfolio $ 14,354,580 $ 21,248,381
           S&P 500 Index Master Portfolio   122,953,122  176,817,818

           ----------------------------------------------------------

At June 30, 2001, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                           Net Unrealized
                                                Unrealized   Unrealized     Appreciation
Master Portfolio                   Tax Cost    Appreciation Depreciation   (Depreciation)

------------------------------------------------------------------------------------------
Extended Index Master Portfolio $  228,550,833 $ 37,585,655 $ (65,891,058)  $(28,305,403)
S&P 500 Index Master Portfolio   2,842,931,519  540,830,019  (368,179,192)   172,650,827

------------------------------------------------------------------------------------------

4. Portfolio Securities Loaned

Each Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The collateral is maintained at a value equal to at least 100% of the current market value of the loaned securities. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

As of June 30, 2001, certain of the Master Portfolios had loaned securities which were collateralized by cash. The cash collateral received was invested in U.S Government Agency obligations and money market mutual funds. The market value of the securities on loan at June 30, 2001 and the value of the related collateral were as follows:

                                             Value of     Value of
           Master Portfolio                 Securities   Collateral

           ----------------------------------------------------------
           Extended Index Master Portfolio $ 15,689,218 $ 16,536,410
           S&P 500 Index Master Portfolio   108,650,593  112,338,545

           ----------------------------------------------------------


52    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

 MASTER INVESTMENT PORTFOLIO

5. Financial Highlights

Financial highlights for each of the Master Portfolios were as follows:

                                    For the
                                   Six Months    For the      For the       For the      For the      For the      For the
                                     Ended      Year Ended  Period Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                    June 30,   December 31, December 31,  February 28, February 28, February 28, February 29,
                                      2001         2000         1999          1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------
Extended Index Master Portfolio
  Ratio of expenses to average
    net assets+                       0.10%         0.10%       0.10%*         N/A          N/A          N/A          N/A
  Ratio of net investment income
    to average net assets+            1.00%         0.93%       1.26%*         N/A          N/A          N/A          N/A
  Portfolio turnover rate                8%           38%         17%*         N/A          N/A          N/A          N/A
  Total return                       (3.95)%++    (14.53)%     36.30%*++       N/A          N/A          N/A          N/A
S&P 500 Index Master Portfolio
  Ratio of expenses to average
    net assets+                       0.05%         0.05%       0.05%**       0.05%        0.05%        0.05%        0.05%
  Ratio of net investment income
    to average net assets+            1.21%         1.22%       1.44%**       1.61%        1.89%        2.31%        2.68%
  Portfolio turnover rate                4%           10%          7%**         11%           6%           4%           2%
  Total return                       (6.71)%++     (9.19)%     19.82%**++    19.65%       34.77%       25.97%       34.50%
U.S. Equity Index Master Portfolio
  Ratio of expenses to average
    net assets#+                      0.08%         0.08%       0.08%*         N/A          N/A          N/A          N/A
  Ratio of net investment income
    to average net assets#+           1.15%         1.13%       1.39%*         N/A          N/A          N/A          N/A
  Portfolio turnover rate++              5%           17%          9%*         N/A          N/A          N/A          N/A
  Total return                       (6.17)%++    (10.54)%     21.40%*++       N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------

* Period from March 1, 1999 (commencement of operations) to December 31, 1999. ** For the ten months ended December 31, 1999. The S&P 500 Index Master
   Portfolio changed its fiscal year end from February 28 to December 31.
+  Annualized for periods of less than one year.
++ Not annualized.
# Includes expenses allocated from the underlying Master Portfolios of MIP in which this Master Portfolio invests (See Note 1).
++ Calculated on a weighted average of the portfolio turnover rates of each of the underlying Master Portfolios in which this Master Portfolio invests (See
   Note 1)


53    Smith Barney U.S. 5000 Index Fund | 2001 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                             U.S. 5000 INDEX FUND



          TRUSTEES                    ADMINISTRATOR
          Herbert Barg                Smith Barney Fund Management LLC
          Alfred J. Bianchetti
          Martin Brody                DISTRIBUTOR
          Dwight B. Crane             Salomon Smith Barney Inc.
          Burt N. Dorsett
          Elliot S. Jaffe             CUSTODIAN
          Stephen E. Kaufman          Investors Bank and Trust Company
          Joseph J. McCann
          Heath B. McLendon, Chairman TRANSFER AGENT
          Cornelius C. Rose, Jr.      Citi Fiduciary Trust Company
                                      125 Broad Street, 11th Floor
          OFFICERS                    New York, New York 10004
          Heath B. McLendon
          President and               SUB-TRANSFER AGENT
          Chief Executive Officer     Boston Financial Data Services
                                      P.O. Box 9083
          Lewis E. Daidone            Boston, MA 02205-9083
          Senior Vice President
          and Treasurer

          Irving P. David
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney U.S. 5000 Index Fund





 This report is submitted for the general information of shareholders of Smith Barney U.S. 5000 Index Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales materials after September 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY U.S. 5000 INDEX FUND
 Smith Barney Mutual Funds
 7 World Trade Center
 New York, New York 10048

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



             SalomonSmithBarney
-------------------------------
A member of the citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon
 Smith Barney Inc.
 FD01999 8/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                           INTERNATIONAL INDEX FUND

--------------------------------------------------------------------------------

           RESEARCH SERIES  |  SEMI-ANNUAL REPORT  |  JUNE 30, 2001

  [LOGO] Smith Barney
         Mutual Funds
  Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
                 NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

              Research Series
       [GRAPHIC OF ]

      Semi-Annual Report . June 30, 2001

      SMITH BARNEY
      INTERNATIONAL INDEX FUND

      BARCLAYS GLOBAL FUND ADVISORS

      Barclays Global Fund Advisors has been selected to "passively" manage the Master Portfolio. The Portfolio's holdings are adjusted periodically to reflect the changing composition of the index.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth and diversification by approximating, before fees and expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free (MSCI EAFE Free Index). The Fund seeks to replicate the performance of the MSCI EAFE Free Index by investing all of its assets in a "Master Portfolio." This Portfolio represents a sampling of securities similar to that of the MSCI EAFE Free Index, a market-value-weighted index, which broadly represents the performance of the foreign stock markets.

What's Inside

                   Letter to Our Shareholders...........  1
                   Smith Barney International Index Fund
                   Historical Performance...............  4
                   Growth of $10,000....................  6
                   Statement of Assets and Liabilities..  7
                   Statement of Operations..............  8
                   Statements of Changes in Net Assets..  9
                   Notes to Financial Statements........ 10
                   Financial Highlights................. 13
                   Master Investment Portfolio
                   Schedule of Investments.............. 15
                   Statement of Assets and Liabilities.. 29
                   Statement of Operations.............. 30
                   Statements of Changes in Net Assets.. 31
                   Notes to Financial Statements........ 32

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

[PHOTO OF Heath B. McLendon]

HEATH B. MCLENDON
CHAIRMAN

                         Dear Shareholder:
                         We are pleased to provide the semi-annual report for the Smith Barney International Index Fund ("Fund") for the period ended June 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this report to be useful and informative.

                         Investment Objective and Strategies
                         The Fund's goal is to provide long-term capital growth and diversification by approximating, before fees and expenses, the performance of the MSCI Europe, Australasia, and Far East Free Index ("MSCI EAFE Free Index")./1/

                         The Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective. For simplicity's sake, all discussions of investment objectives, strategies and risks of the Fund refer also to the objectives, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated.

The Fund invests in a sampling of securities that are selected and weighted to result in investment characteristics comparable to, and performance that will correlate with the performance before fees and expenses of, the MSCI EAFE Free Index. The statistical sampling techniques are based on capitalization, industry exposures, dividend yield, price-to-earnings ratio,/2/ price-to-book ratio,/3/ earnings growth, country weightings and the effect of foreign taxes. Under normal market conditions, the Fund invests at least 90% of its assets in common stocks included in the MSCI EAFE Free Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the MSCI EAFE Free Index.

Performance
For the six months ended June 30, 2001 the Smith Barney International Index Shares of the Fund returned negative 14.87%. For the same period, the Citi International Index Shares of the Fund returned a negative 14.82%. In comparison, the MSCI EAFE Free Index returned negative 14.75% for the same period.

Market Highlights

General
The market weakness of 2000 persisted into 2001, as signs of an economic slowdown spread beyond the United States, and profit warnings from technology companies continued unabated. While stocks rallied globally in January after the first U.S. Federal Reserve Board ("Fed") interest rate cut, they soon reversed course, as hopes of an economic rebound waned. The sell-off was broad based with all sectors ending the first quarter lower. Technology and telecommunications issues were most effected as slowing capital expenditures impacted their earnings particularly hard.

International stocks rebounded through the first half of the period as interest rate cuts by the Bank of England, the European Central Bank and the Fed triggered a rally in the beaten down technology and telecommunications sectors. The new Japanese Prime Minister Jumichiro Koizumi's intention to accelerate financial reforms added to the optimism and drove Japanese stocks dramatically higher in early May. However, the rally faded later in the second quarter as corporate earnings
--------
1 The MSCI EAFE Free Index is a market-value-weighted index which represents broadly the performance of the foreign stock markets. Please note that an investor cannot invest directly in an index.
2 The price-to-earnings ratio is the price of a stock divided by its earnings per share.
3 The price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.


1    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders
continued to be weak and expectations for economic growth in Europe and Japan were revised down. Returns to the dollar-based investor were further depressed by weakness in both the euro and yen. In Japan, most view the proposed reforms as long-term positive initiatives, but concerns that these painful steps could push the economy into recession in the short-term led to a decline in the yen.

Asia (ex-Japan)
Asia (ex-Japan) is in the firing line of the reduction in orders for computers and electronics products, which should result in a deceleration in growth rates from the 2000 pace. Nonetheless, market valuations appear to have incorporated the slowdown in earnings and monetary policy in the region is generally stimulative.

Japan
The economic backdrop in Japan is clearly recessionary. Contraction in Gross Domestic Product ("GDP")/4/ during the first quarter has been followed by weakness in other economic indicators. The Japanese market has become aware of the weakening Japanese earnings growth, especially in the technology sector and the market's first quarter outperformance has given way to relative underperformance. The scale of Prime Minister Junichiro Koizumi's popularity is a victory for the reformist wing of the Liberal Democratic Party and the optimistic interpretation is that his anticipated win in the July election will provide him the mandate to implement wide-ranging reforms.

Finally, much needed reforms are on the horizon and many investors have so far given the Japanese markets the benefit of the doubt. Although we see large scope for improvements in Japanese productivity and profitability over the long term, we believe that the pace will be disappointing in the near term. There are two obstacles to rapid reform and restructuring. First is the current state of the domestic and global economies. The near term effect of fiscal retrenchment and banking sector reform will be deflationary and for this reason it is likely that measures will be delayed and diluted. The second is in the details of the policies, which at close inspection appear as uncertain and politically contentious as ever.

Europe
Expectations for European corporate earnings have begun to suffer the types of negative revisions experienced by U.S. companies since the middle of last year. Although some indicators remain ambiguous, the manufacturing sector, in both continental Europe and the UK, is most likely now in recession. Leading indicators and business survey data have generally deteriorated throughout this year, particularly among new orders for exports and domestic European sales, which comprise 70% of all corporate revenues. Confronted with increasing signs of economic difficulty, the European Central Bank has been slow to join other central banks in cutting rates because of rising inflation measures in the European Union, outside of the bank's target band. Inflation due to higher food and energy costs has offset the support provided to the European consumer from this year's tax cuts.

Outlook
Going forward in 2001 within the U.S., both inflation and growth are expected to fall noticeably from the 1999-2000 pace. Below trend economic growth is expected, but, in our opinion, not a recession. High investment in both the consumer and business sectors, which greatly expanded during a period of very strong growth, are in the process of correcting. Furthermore, we do not anticipate consumer spending to further weaken. In fact, some factors, such as rising energy prices and high mortgage rates, which contributed to the slowdown last summer, have since reversed and should begin to help consumption. Many analysts also predict a tax cut in the near future, which may provide a general relief, particularly
--------
4 GDP is the market value of the goods and services produced by labor and property in any given country. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.


2    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders
to consumers. As of this writing, the Fed lowered the federal funds rate/5/ by 275 basis points/6/ to 3.75%. At this level, monetary policy may be accommodating enough to support recovery in business investment and manufacturing in the second half of the year, which we feel should be a positive for growth stocks.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

July 13, 2001

Past performance is no indication of future results. The information contained herein is as of June 30, 2001. It is intended to be neither a forecast of future events, a guarantee of future results, nor investment advice. The information provided should not be construed as a recommendation to purchase or sell any individual security.

                               -----------------

Please note that international investing involves certain risks, such as currency fluctuation, differing accounting and financial disclosure standards and the potential for adverse political developments.
--------
5 The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks on overnight loans. The federal funds rate often points to the direction of U.S. interest rates.
6 A basis point is one hundredth of one percent (0.01%).


3    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Smith Barney International Index Shares/(1)/


                          Net Asset Value
                        -------------------
                        Beginning    End     Income   Capital Gain     Total
Period Ended            of Period of Period Dividends Distributions Returns/(2)/

---------------------------------------------------------------------------------
6/30/01                  $ 9.82    $ 8.36     $0.00       $0.00       (14.87)%+

---------------------------------------------------------------------------------
12/31/00                  11.52      9.82      0.08        0.00*      (14.06)

---------------------------------------------------------------------------------
Inception** -- 12/31/99   10.00     11.52      0.00        0.00        15.20+

---------------------------------------------------------------------------------
 Total                                        $0.08       $0.00

---------------------------------------------------------------------------------

 Average Annual Total Returns

                            Without Sales Charges/(2)/ With Sales Charges/(3)/

-------------------------------------------------------------------------------
Six Months Ended 6/30/01+            (14.87)%                  (16.14)%

-------------------------------------------------------------------------------
Year Ended 6/30/01                   (23.37)%                  (23.37)%

-------------------------------------------------------------------------------
Inception** through 6/30/01           (9.56)                    (9.56)

-------------------------------------------------------------------------------

 Cumulative Total Return

                            Without Sales Charges/(2)/

-------------------------------------------------------
Inception** through 6/30/01          (15.72)%

-------------------------------------------------------

(1)Effective September 5, 2000, Class A shares were renamed Smith Barney International Index shares ("SB shares").
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the redemption fee.
(3)Assumes reinvestment of all dividends and capital gain distributions, if any and reflects the deduction of the 1.50% redemption fee. Effective September 5, 2000, SB shares will charge a redemption fee, payable to the Fund, on the sale or exchange of any shares purchased on or after September 5, 2000 and held for less than 180 days. Shares purchased prior to September 5, 2000 are not subject to the redemption fee.
 * Amount represents less than $0.01 per share.
** Inception date for SB shares is October 18, 1999.
 + Total return is not annualized, as it may not be representative of the total return for the year.


4    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Citi International Index Shares


                          Net Asset Value
                        -------------------
                        Beginning    End     Income   Capital Gain     Total
Period Ended            of Period of Period Dividends Distributions Returns/(1)+/

----------------------------------------------------------------------------------
6/30/01                  $ 9.85     $8.39     $0.00       $0.00        (14.82)%

----------------------------------------------------------------------------------
Inception** -- 12/31/00   10.14      9.85      0.00*       0.00*        (2.35)

----------------------------------------------------------------------------------
 Total                                        $0.00       $0.00

----------------------------------------------------------------------------------

 Average Annual Total Returns+

                             Without Sales Charges/(1)/ With Sales Charges/(2)/

 -------------------------------------------------------------------------------
 Six Months Ended 6/30/01             (14.82)%                  (16.10)%

 -------------------------------------------------------------------------------
 Inception** through 6/30/01          (16.82)                   (16.82)

 -------------------------------------------------------------------------------

 Cumulative Total Return

                                         Without Sales Charges/(1)/

             -------------------------------------------------------
             -------------------------------------------------------
             Inception** through 6/30/01          (16.82)%

             -------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the redemption fee.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, and reflects the deduction of the 1.50% redemption fee. Effective September 5, 2000, Citi International Index shares ("Citi shares") will charge a redemption fee, payable to the Fund, on the sale or exchange of any shares purchased on or after September 5, 2000 and held for less than 180 days. Shares purchased prior to September 5, 2000 are not subject to the redemption fee.
 * Amount represents less than $0.01 per share.
** Inception date for Citi shares is September 18, 2000.
 + Total return is not annualized, as it may not be representative of the total return for the year.


5    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance (unaudited)


Growth of $10,000 Invested in SB Shares of the
Smith Barney International Index Fund vs. MSCI EAFE Free Index+

--------------------------------------------------------------------------------
                           October 1999 -- June 2001

         [CHART]
                              Smith Barney International      MSCI EAFE
                              Index Fund-SB Shares           Free Index
         Oct 18, 1999                  10,000                  10,000
         Dec 99                        11,520                  11,826
         Jun 00                        10,998                  11,359
         Dec 00                         9,900                  10,175
         Jun 30, 2001                   8,428                   8,675


+ Hypothetical illustration of $10,000 in SB shares at inception on October 18, 1999, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2001. The Morgan Stanley Capital International ("MSCI") EAFE Free Index is a broadly diversified index of approximately 1,100 securities that are listed on the stock exchange of European countries and Australia, New Zealand, Hong Kong, Japan and Singapore and that is intended to represent broadly the performance of foreign stock markets.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


6    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY INTERNATIONAL INDEX FUND



 Statement of Assets and Liabilities (unaudited)                  June 30, 2001



ASSETS:
   Investment in Master Portfolio, at value (Note 1)                                $2,536,483
   Receivable from Administrator                                                       178,728
   Receivable for Fund shares sold                                                      26,487

------------------------------------------------------------------------------------------------
   Total Assets                                                                      2,741,698

------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased                                                     6,612
   Distribution fees payable                                                               449
   Accrued expenses                                                                     64,383

------------------------------------------------------------------------------------------------
   Total Liabilities                                                                    71,444

------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $2,670,254

------------------------------------------------------------------------------------------------
NET ASSETS:
   Paid in capital                                                                  $3,340,769
   Undistributed net investment income                                                  14,075
   Accumulated net realized loss from security transactions and foreign currencies     (59,694)
   Net unrealized depreciation of investments and foreign currencies                  (624,896)

------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $2,670,254

------------------------------------------------------------------------------------------------
Shares Outstanding:
   SB Shares                                                                           317,783
   Citi Shares                                                                              44
Net Asset Value:
   SB Shares*                                                                            $8.36
   Citi Shares                                                                           $8.39

------------------------------------------------------------------------------------------------

* Redemption price is NAV for shares purchased before September 5, 2000. If shares were purchased on or after September 5, 2000, redemption price is NAV reduced by a 1.50% redemption fee, which is applicable, if shares are sold or exchanged within 180 days from initial purchase.


                      See Notes to Financial Statements.



7    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY INTERNATIONAL INDEX FUND



 Statement of Operations (unaudited)     For the Six Months Ended June 30, 2001


INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO:
   Dividends (net of withholding tax of $4,210)              $  26,142
   Interest                                                      6,078
   Less: Expenses (Note 2)                                      (3,377)

------------------------------------------------------------------------
   Net Investment Income Allocated From Master Portfolio        28,843

------------------------------------------------------------------------
EXPENSES:
   Shareholder communications                                   36,300
   Audit and legal                                              18,029
   Fund accounting and administration fees (Note 2)              8,504
   Shareholder servicing fees                                    7,516
   Registration fees                                             3,370
   Trustees and meeting fees                                     2,920
   Distribution plan fees (Note 2)                               2,774
   Administration fees (Note 2)                                  2,066
   Other                                                         2,000

------------------------------------------------------------------------
   Total Expenses                                               83,479
   Less: Administration fee waiver (Note 2)                     (2,066)
       Expense reimbursement by Administrator (Note 2)         (73,065)

------------------------------------------------------------------------
   Total Waivers and Reimbursements                            (75,131)

------------------------------------------------------------------------
   Net Expenses                                                  8,348

------------------------------------------------------------------------
Net Investment Income                                           20,495

------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES ALLOCATED FROM MASTER PORTFOLIO (NOTE 1):
   Realized Loss From:
     Security transactions                                      (3,288)
     Foreign currency transactions                              (2,389)

------------------------------------------------------------------------
   Net Realized Loss                                            (5,677)

------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments and Foreign Currencies:
     Beginning of period                                      (163,340)
     End of period                                            (624,896)

------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                    (461,556)

------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                (467,233)

------------------------------------------------------------------------
Decrease in Net Assets From Operations                       $(446,738)

------------------------------------------------------------------------


                      See Notes to Financial Statements.



8    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY INTERNATIONAL INDEX FUND



 Statements of Changes in Net Assets


For the Six Months Ended June 30, 2001 (unaudited) and Year Ended December 31, 2000

                                                                        2001        2000

---------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                             $   20,495  $   11,812
   Net realized loss                                                     (5,677)    (54,603)
   Increase in net unrealized depreciation                             (461,556)   (213,554)

---------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                              (446,738)   (256,345)

---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     --     (19,522)
   Net realized gain                                                         --        (773)

---------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                 --     (20,295)

---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 3):
   Net proceeds from sale of shares                                   1,241,406   2,317,715
   Net asset value of shares issued for reinvestment of dividends            --      15,706
   Cost of shares reacquired                                           (738,063)   (257,251)

---------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                  503,343   2,076,170

---------------------------------------------------------------------------------------------
Increase in Net Assets                                                   56,605   1,799,530

NET ASSETS:
   Beginning of period                                                2,613,649     814,119

---------------------------------------------------------------------------------------------
   End of period*                                                    $2,670,254  $2,613,649

---------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:    $14,075     $(6,420)

---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



9    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY INTERNATIONAL INDEX FUND



 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Smith Barney International Index Fund ("Fund"), is a separate series of Smith Barney Investment Trust ("Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. To achieve its investment objective, the Fund invests substantially all of its investable assets in the International Index Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), a registered open-end management investment company with the same investment objective as the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's interest in the net assets of the Master Portfolio. As of June 30, 2001, the value of the Fund's investment in the Master Portfolio was 2.64% of the outstanding interest of the Master Portfolio.

The financial statements of the Master Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The significant accounting policies consistently followed by the Fund are in conformity with accounting principles generally accepted in the United States of America and are as follows: (a) valuation of securities by the Master Portfolio is discussed in Note 1 of the Master Portfolio's Notes to Financial Statements, which are included elsewhere in this report; (b) the Fund earns income, net of Master Portfolio expenses, daily based on its investment in the Master Portfolio; (c) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (d) the Fund bears a pro rata portion of the investment advisory and administration fees paid by the Master Portfolio; (e) dividends and distributions to shareholders are recorded on ex-dividend date; (f) all the net investment income, realized and unrealized gain and loss of the Master Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Master Portfolio at the time of such determination. Investment transactions are accounted for on the trade date. Realized gains and losses are determined on the identified cost basis; and (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized loss amounting to $3,291 and $(783), respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the presentation of the Fund's financial statements. These changes are not expected to have any material impact on the new assets of the Fund.


10    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY INTERNATIONAL INDEX FUND

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings, acts as the Fund's administrator. The Fund's management fee is calculated at an annual rate not to exceed 0.40% of the Fund's average daily net assets. This management fee includes an investment management and administration fee payable by the Master Portfolio (0.25% of the Master Portfolio's average daily net assets); and an administration fee payable by the Fund (0.15% of the Fund's average daily net assets). This fee is calculated daily and paid monthly. For the six months ended June 30, 2001, SBFM waived all of its administration fees and has agreed to reimburse expenses of $75,131.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. For the six months ended June 30, 2001, the Fund paid transfer agent fees of $41,190 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its SB shares calculated at an annual rate of 0.20% of the average daily net assets of the Fund.

Effective September 5, 2000, SB and Citi shares started to charge a redemption fee, payable to the Fund, on the sale or exchange of any shares purchased on or after September 5, 2000 and held for less than 180 days. Shares purchased prior to September 5, 2000 are not subject to redemption fees.

Certain officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates. Neither received compensation from the Fund or the Trust for providing services for the Fund.


11    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY INTERNATIONAL INDEX FUND

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). The Fund has the ability to issue multiple classes of shares. Effective September 5, 2000, Class A shares were renamed Smith Barney International Index shares ("SB Shares"). Transactions in shares of beneficial interest were as follows:

                                                Six Months           Year Ended
                                           Ended June 30, 2001   December 31, 2000+
                                           -------------------  -------------------
SB Shares                                  Shares     Amount    Shares     Amount

-------------------------------------------------------------------------------------
Shares sold                                130,998  $1,241,156  219,380  $2,317,565
Shares issued on reinvestment of dividends      --          --    1,588      15,705
Shares reacquired                          (79,440)   (738,063) (25,409)   (257,250)
-------------------------------------------------------------------------------------
Net Increase                                51,558  $  503,093  195,559  $2,076,020

-------------------------------------------------------------------------------------
Citi Shares

-------------------------------------------------------------------------------------
Shares sold                                     29        $250       15        $150
Shares issued on reinvestment of dividends      --          --       --*          1
Shares reacquired                               --          --       --*         (1)
-------------------------------------------------------------------------------------
Net Increase                                    29        $250       15        $150

-------------------------------------------------------------------------------------

+ For the Citi Shares, transactions are for the period from September 18, 2000
  (inception date) to December 31, 2000.
* Represents less than 0.05 shares.

4. Capital Loss Carryforward

At December 31, 2000, the Fund had, for Federal income tax purposes, approximately $39,000 of capital loss carryforwards, expiring December 31, 2008, available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.


12    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY INTERNATIONAL INDEX FUND



 Financial Highlights


For a share of beneficial interest outstanding throughout the year ended December 31, unless otherwise noted:

SB Shares                                2001/(1)/   2000/(2)/ 1999/(3)/
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $  9.82     $ 11.52    $10.00
--------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)/(4)(5)/       0.05        0.07     (0.00)*
 Net realized and unrealized gain (loss)   (1.51)      (1.69)     1.52
--------------------------------------------------------------------------
Total Income (Loss) From Operations        (1.46)      (1.62)     1.52
--------------------------------------------------------------------------
Less Distributions:
 Net investment income                        --       (0.08)       --
 Net realized gains                           --       (0.00)*      --
--------------------------------------------------------------------------
Total Distributions                           --       (0.08)       --
--------------------------------------------------------------------------
Net Asset Value, End of Period           $  8.36     $  9.82    $11.52
--------------------------------------------------------------------------
Total Return                              (14.87)%++  (14.06)%   15.20%++
--------------------------------------------------------------------------
Net Assets, End of Period (000's)         $2,656      $2,614      $814
--------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(6)(7)(8)/                        0.85%+      0.85%     0.85%+
 Net investment income (loss)               1.51+       0.71     (0.19)+
--------------------------------------------------------------------------
Portfolio Turnover Rate/(7)/                   0%         45%       39%
--------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) Effective September 5, 2000, Class A shares were renamed Smith Barney International Index shares.
(3) For the period from October 18, 1999 (inception date) to December 31, 1999.
(4) Per share amounts have been calculated using the monthly average shares method.
(5) SBFM agreed to waive all of its administration fees for the six months ended June 30, 2001, the year ended December 31, 2000 and the period ended December 31, 1999. In addition, SBFM has agreed to reimburse expenses amounting to $73,065, $156,915 and $34,325 for the six months ended June 30, 2001, the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived or expenses reimbursed, the per share decrease to net investment income and actual expense ratios would have been as follows:

                                              Expense Ratios
                    Per Share Decrease to Without Fee Waiver and
                    Net Investment Income Expense Reimbursements
                    --------------------- ----------------------
                     2001    2000   1999   2001    2000   1999
                     -----  -----  -----  ------  -----  -------
SB Shares           $0.18   $0.94  $0.49  6.16%+  9.77%  55.46%+

(6) As a result of an expense limitation, the expense ratio will not exceed
    0.85%.
(7) This expense ratio includes expenses allocated from the Master Portfolio.
(8) This rate represents the portfolio turnover rate of the International Index Master Portfolio.
*  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.



13    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 SMITH BARNEY INTERNATIONAL INDEX FUND

For a share of beneficial interest outstanding throughout the period ended December 31, unless otherwise noted:

Citi Shares                           2001/(1)/ 2000/(2)/
----------------------------------------------------------
Net Asset Value, Beginning of Period    $9.85    $10.14
----------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)/(3)(4)/   (0.02)     0.01
 Net realized and unrealized loss       (1.44)    (0.30)
----------------------------------------------------------
Total Loss From Operations              (1.46)    (0.29)
----------------------------------------------------------
Less Distributions:
 Net investment income                     --     (0.00)*
 Net realized gains                        --     (0.00)*
----------------------------------------------------------
Total Distributions                        --     (0.00)*
----------------------------------------------------------
Net Asset Value, End of Period          $8.39     $9.85
----------------------------------------------------------
Total Return++                         (14.82)%   (2.35)%
----------------------------------------------------------
Net Assets, End of Period                 $25      $148
----------------------------------------------------------
Ratios to Average Net Assets+:
 Expenses/(4)(5)(6)/                     0.65%     0.65%
 Net investment income                   1.71      0.35
----------------------------------------------------------
Portfolio Turnover Rate/(7)/                0%       45%

----------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) For the period from September 18, 2000 (inception date) to December 31,
    2000.
(3) Per share amounts have been calculated using the monthly average shares method.
(4) SBFM agreed to waive all of its administration fees for the six months ended June 30, 2001, the year ended December 31, 2000 and the period ended December 31, 1999. In addition, SBFM has agreed to reimburse expenses amounting to $73,065 and $34,325 for the six months ended June 30, 2001, the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived or expenses reimbursed, the per share decrease to net investment income and actual annualized expense ratios would have been $18.00 and $703.08 and 5.96% and 25,050.27%, respectively for the six months ended June 30, 2001 and the year ended December 31, 2000.
(5) As a result of an expense limitation, the expense ratio will not exceed
    0.65%.
(6) This expense ratio includes expenses allocated from the Master Portfolio.
(7) This rate represents the portfolio turnover rate of the International Index Master Portfolio.
*  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.



14    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Schedule of Investments (unaudited)                              June 30, 2001


  SHARES                       SECURITY                        VALUE

------------------------------------------------------------------------
COMMON STOCK -- 96.66%
Australia -- 2.95%
    12,308 Amcor Ltd.                                        $   41,398
    12,957 AMP Ltd.                                             144,789
     6,392 Australian Gas & Light Co. Ltd.                       27,541
    22,860 BHP Billiton Ltd.                                    123,702
     2,560 Brambles Industries Ltd.                              62,435
    21,463 Broken Hill Proprietary Co. Ltd.                     113,305
    18,448 Coca-Cola Amatil Ltd.                                 44,993
    16,388 Coles Myer Ltd.                                       52,625
    13,856 Commonwealth Bank of Australia                       240,424
     6,757 Computershare Ltd.                                    21,114
     2,340 CSL Ltd.                                              56,713
    21,927 CSR Ltd.                                              79,102
    27,212 Foster's Brewing Group Ltd.                           75,769
   131,887 Gandel Retail Trust                                   74,516
    31,275 General Property Trust                                44,176
     6,604 Lend Lease Corp. Ltd.                                 42,111
    17,637 National Australia Bank Ltd.                         314,113
    24,617 News Corp. Ltd.                                      225,378
    23,929 OneSteel Ltd.+                                        11,187
    20,482 Orica Ltd.                                            46,353
     8,559 QBE Insurance Group Ltd.                              51,360
     4,911 Rio Tinto Ltd.                                        85,189
    18,130 Santos Ltd.                                           59,785
    15,047 Southcorp Ltd.                                        58,166
     3,435 Suncorp-Metway Ltd.                                   26,187
     8,666 TABCORP Holdings Ltd.                                 41,830
    91,426 Telstra Corp. Ltd.                                   249,922
     5,578 Wesfarmers Ltd.                                       76,835
       904 Westfield Trust                                        1,479
    24,939 Westfield Trust -- New Shares                         42,551
    19,557 Westpac Banking Corp. Ltd.                           143,668
    17,343 WMC Ltd.                                              84,419
    12,627 Woolworths Ltd.                                       70,574
------------------------------------------------------------------------
                                                              2,833,709
------------------------------------------------------------------------
Austria -- 0.14%
       534 Oesterreichische Elektrizitaetswirtschafts AG "A"     44,301
     1,056 OMV AG                                                88,501
------------------------------------------------------------------------
                                                                132,802
------------------------------------------------------------------------
Belgium -- 0.93%
     2,270 AGFA Gevaert NV                                       32,668
       984 Colruyt NV                                            33,237
     1,256 Delhaize-Le Lion SA                                   74,269
        64 Dolmen Computer Applications NV+                         701
       609 Electrabel SA                                        120,225
     8,261 Fortis "B"                                           199,310
     1,775 Groupe Bruxelles Lambert SA                           99,473
     1,895 Interbrew+                                            50,693


                      See Notes to Financial Statements.



15    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Schedule of Investments (unaudited) (continued)                  June 30, 2001


 SHARES                            SECURITY                            VALUE

--------------------------------------------------------------------------------
Belgium -- 0.93% (continued)
    3,676 KBC Bankverzekerings Holding NV                            $  130,700
        1 PetroFina SA+                                                     508
    1,512 Solvay SA                                                      74,879
    2,324 UCB SA                                                         80,761
--------------------------------------------------------------------------------
                                                                        897,424
--------------------------------------------------------------------------------
Denmark -- 0.93%
       11 A/S Dampskibsselskabet Svendborg "B"                           98,817
       14 D/S 1912 "B"                                                   97,112
      900 Danisco A/S                                                    32,954
    9,000 Danske Bank A/S                                               161,701
      300 Group 4 Falck A/S                                              34,285
      600 ISS A/S+                                                       35,138
    4,690 Novo Nordisk A/S "B"                                          207,461
    1,438 Novozymes A/S "B"                                              30,006
    2,800 Tele Danmark A/S                                              100,932
    1,390 Vestas Wind Systems A/S                                        64,806
    1,200 William Demant Holding+                                        33,432
--------------------------------------------------------------------------------
                                                                        896,644
--------------------------------------------------------------------------------
Finland -- 1.64%
   57,024 Nokia OYJ                                                   1,292,284
    1,123 Pohjola Group Insurance Corp. "B"                              21,818
    5,000 Sampo-Leonia Insurance "A"                                     42,539
    9,560 Sonera Group OYJ                                               74,536
    5,100 Stonesoft OYJ+                                                 11,009
    1,471 Tietoenator OYJ                                                32,751
    3,600 UPM-Kymmene OYJ                                               101,758
--------------------------------------------------------------------------------
                                                                      1,576,695
--------------------------------------------------------------------------------
France -- 10.69%
    2,802 Accor SA                                                      118,245
    1,127 Air Liquide                                                   161,904
   14,682 Alcatel SA "A"                                                306,996
    9,307 Aventis SA                                                    742,971
   20,542 AXA AG                                                        585,166
      943 BIC SA                                                         34,327
    5,402 BNP Parisbas SA*                                              470,109
    4,130 Bouygues SA*                                                  139,570
    1,544 Cap Gemini SA                                                 112,408
    8,606 Carrefour Supermarche SA                                      455,337
      301 Coflexip SA                                                    45,331
    1,050 Compagnie de Saint Gobain*                                    142,664
    2,102 Compagnie Generale des Etablissements Michelin "B"             66,498
    1,452 Dassault Systemes SA                                           55,953
      441 Eridania Beghin-Say SA*                                        36,213
      211 Essilor International SA                                       60,374
    1,199 Etablissements Economiques du Casino Guichard-Perrachon SA    101,146
   12,481 France Telecom SA*                                            594,852
    1,735 Groupe Danone*                                                238,086
    1,605 Lafarge SA                                                    137,229


                      See Notes to Financial Statements.



16    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Schedule of Investments (unaudited) (continued)                  June 30, 2001


             SHARES                SECURITY                 VALUE

           ----------------------------------------------------------
           France -- 10.69% (continued)
                1,738 Lagardere S.C.A.                   $    81,804
                7,947 L'Oreal SA                             512,972
                5,808 LVMH                                   292,546
                1,247 Pechiney SA "A"                         63,339
                  995 Pernod Ricard                           69,744
                1,436 Pinault-Printemps-Redoute SA           207,875
                  610 PSA Peugeot Citroen+                   165,607
                1,884 Publicis Groupe                         45,614
                  636 Sagem SA                                31,227
                8,713 Sanofi-Synthelabo SA                   571,637
                1,934 Schneider SA*                          106,911
                  730 Societe EuroFrance SA                   42,332
                5,157 Societe Generale "A"                   305,376
                1,716 Sodexho Alliance SA                     80,115
               10,797 STMicroelectronics NV*                 374,747
               10,695 Suez SA                                344,045
                  238 Technip SA*                             30,524
                2,169 Thales/Ex Thomson CSF                   78,533
                9,018 Total SA "B"*                        1,262,690
                1,011 Union du Credit Bail Immobilier         54,860
                3,696 Usinor SA*                              38,766
                1,268 Valeo SA                                51,191
                1,219 Vinci SA                                77,653
               13,316 Vivendi Universal SA                   776,119
           ----------------------------------------------------------
                                                          10,271,606
           ----------------------------------------------------------
           Germany -- 8.39%
                  700 Adidas AG                               42,879
                2,949 Allianz AG*                            860,657
                7,600 BASF AG                                299,813
                8,650 Bayer AG                               339,404
                6,747 Bayerische Hypo-und Vereinsbank AG     333,560
                1,094 Beiersdorf AG                          114,376
                2,728 Continental AG                          37,366
               12,396 DaimlerChrysler AG*                    569,288
                7,488 Deutsche Bank AG                       536,528
                5,028 Deutsche Lufthansa AG                   79,212
               36,699 Deutsche Telekom AG*                   836,334
                6,450 Dresdner Bank AG*                      294,579
                2,278 EM TV & Merchandising AG*                4,127
                  800 Epcos AG                                43,553
                1,287 Fresenius Medical Care AG               90,320
                1,500 Gehe AG                                 58,285
                1,110 Heidelberger Zement AG                  47,688
                1,818 Karstadtquelle AG                       53,820
                1,762 Linde AG                                74,834
                1,748 MAN AG                                  37,438
                2,473 Merck KGaA                              85,897
                3,981 Metro AG                               148,689


                      See Notes to Financial Statements.



17    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Schedule of Investments (unaudited) (continued)                  June 30, 2001


       SHARES                       SECURITY                      VALUE

     ----------------------------------------------------------------------
     Germany -- 8.39% (continued)
           2,173 Muenchener Rueckversicherungs-Gesellschaft AG* $  605,578
           2,615 Preussag AG                                        79,251
           6,298 RWE AG                                            250,476
           3,727 SAP AG                                            517,149
           2,667 Schering AG                                       139,980
          10,799 Siemens AG                                        662,784
           6,905 Thyssen Krupp AG                                   90,604
           9,176 Veba AG*                                          481,145
           4,021 Volkswagen AG                                     188,920
           4,916 WCM Beteiligungs & Grundbesi AG+                   50,189
     ----------------------------------------------------------------------
                                                                 8,054,723
     ----------------------------------------------------------------------
     Greece -- 0.28%
           1,300 Commercial Bank of Greece                          46,860
           3,400 Credit Bank/Greece                                 71,381
           4,400 Hellenic Telecommunications Organization SA        57,511
           3,200 National Bank of Greece SA                         94,759
     ----------------------------------------------------------------------
                                                                   270,511
     ----------------------------------------------------------------------
     Hong Kong -- 1.99%
          23,000 Bank of East Asia Ltd.                             53,371
          42,000 Cathay Pacific Airways Ltd.                        56,809
          28,200 CLP Holdings Ltd.                                 118,226
          20,000 Esprit Holdings Ltd.                               21,924
          23,000 Hang Seng Bank Ltd.                               235,899
          18,000 Henderson Land Development Co. Ltd.                79,848
          66,066 Hong Kong & China Gas Co. Ltd.                     83,005
          51,700 Hutchison Whampoa Ltd.                            521,979
          45,500 Johnson Electric Holdings Ltd.                     62,417
          36,000 Li & Fung Ltd.                                     59,076
          36,000 New World Development Co. Ltd.+                    43,848
         195,591 Pacific Century Cyberworks Ltd.+                   55,802
          40,000 Shangri-La Asia Ltd.                               35,128
          54,000 Sino Land Company Ltd.                             22,502
          29,000 Sun Hung Kai Properties Ltd.                      261,188
          20,500 Swire Pacific Ltd. "A"                            106,182
           7,000 Television Broadcasts Ltd.                         29,436
          32,000 Wharf Holdings Ltd.                                66,874
     ----------------------------------------------------------------------
                                                                 1,913,514
     ----------------------------------------------------------------------
     Ireland -- 0.58%
           8,668 Allied Irish Banks PLC                             99,795
           4,690 CRH PLC                                            79,803
          17,419 Eircom PLC                                         19,096
           3,993 Elan Corporation PLC+                             251,890
           5,332 Irish Life & Permanent PLC                         55,415
           3,985 Kerry Group PLC "A"                                45,922
     ----------------------------------------------------------------------
                                                                   551,921
     ----------------------------------------------------------------------


                      See Notes to Financial Statements.



18    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Schedule of Investments (unaudited) (continued)                  June 30, 2001


             SHARES                 SECURITY                 VALUE

           -----------------------------------------------------------
           Italy -- 4.27%
               25,000 Alitalia SpA+                        $   30,475
                4,200 Arnoldo Mondadori Editore SpA            29,902
               14,694 Assicurazioni Generali SpA              441,590
                4,000 Autogrill SpA                            43,106
               15,000 Autostrade SpA                           97,395
               20,494 Banca di Roma SpA*                       62,700
               72,043 Banca Intesa SpA*                       254,319
                3,523 Benetton Group SpA*                      47,241
                6,022 Beni Stabili SpA                          2,773
               24,750 Bipop Carire SpA                         93,028
                4,250 Bulgari SpA                              44,505
               74,314 Enel SpA*                               227,104
               48,527 ENI SpA*                                591,559
                5,381 Fiat SpA                                105,227
                5,700 Gruppo Editoriale L'Espresso             21,521
                7,750 Italgas SpA                              67,904
               15,090 Mediaset SpA                            126,978
                8,661 Mediobanca Banca SpA                     92,529
               16,900 Parmalat Finanziaria SpA                 45,066
               26,078 Pirelli SpA                              72,630
                9,100 Riunione Adriatica di Sicurta SpA*      111,856
               17,543 San Paolo--IMI SpA*                     224,843
              103,599 Telecom Italia Mobile SpA*              527,961
               10,464 Telecom Italia SpA *                     49,960
               44,285 Telecom Italia SpA "A"*                 397,387
                2,897 Tiscali SpA+                             24,500
               61,384 Unicredito Italiano SpA*                263,460
           -----------------------------------------------------------
                                                            4,097,519
           -----------------------------------------------------------
           Japan -- 23.52%
                1,800 Acom Co. Ltd.                           158,900
                1,200 Advantest Corp.                         102,854
                8,000 Ajinomoto Co. Inc.                       85,824
                3,000 Alps Electric Co Ltd                     27,951
                5,000 Amada Co. Ltd.                           25,296
               37,000 The Asahi Bank Ltd.                      80,098
                7,000 Asahi Breweries Ltd.                     78,520
               14,000 Asahi Glass Co. Ltd.                    116,292
               19,000 Asahi Kasei Corp.                        79,827
               11,000 Bank of Fukuoka Ltd.                     49,391
               16,000 Bank of Yokohama Ltd.                    65,170
                1,500 Benesse Corporation                      47,025
               11,000 Bridgestone Corp.                       115,097
               11,000 Canon Inc.                              444,515
                6,000 Casio Computer Co. Ltd.                  34,878
                   23 Central Japan Railway Co.               142,920
                4,000 Chugai Pharmaceutical Co. Ltd.           60,840
               15,000 Chuo Mitsui Trust & Banking Co. Ltd.     26,580
                5,000 Citizen Watch Co. Ltd.                   30,468


                      See Notes to Financial Statements.



19    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO


 Schedule of Investments (unaudited) (continued)                  June 30, 2001


            SHARES                   SECURITY                  VALUE
          -------------------------------------------------------------
          Japan -- 23.52% (continued)
               2,200 Credit Saison Co Ltd                     $ 53,448
               1,100 CSK Corp.                                  34,221
               9,000 Dai Nippon Printing Co. Ltd.              109,830
               4,000 Daiichi Pharmaceutical Co. Ltd.            92,527
               4,000 Daikin Industries Ltd.                     74,086
              14,000 Dainippon Ink & Chemical Inc.              39,288
               2,500 Daito Trust Construction Co. Ltd.          42,395
              32,000 The Daiwa Bank Ltd.                        41,565
               9,000 Daiwa House Industry Co. Ltd.              70,574
              17,000 Daiwa Securities Group Inc.               177,878
              11,000 Denso Corp.                               209,910
                  46 East Japan Railway Co.                    265,555
               5,000 Ebara Corporation                          41,332
               4,000 Eisai Co. Ltd.                             89,641
               2,900 Fanuc Ltd.                                144,395
               6,000 Fuji Photo Film Co.                       258,820
                 500 Fuji Soft ABC Inc.                         29,386
                   6 Fuji Television Network Inc.               34,493
               5,000 Fujikura Ltd.                              30,468
              25,000 Fujitsu Ltd.                              262,587
               8,000 Furukawa Electric Co. Ltd.                 63,823
              10,000 Gunma Bank Ltd.                            47,707
              19,000 Heavy Industries Co. Ltd.                  46,920
                 600 Hirose Electric Co. Ltd.                   45,702
              41,000 Hitachi Ltd.                              402,702
              12,000 Honda Motor Co. Ltd.                      527,261
               1,400 Hoya Corp.                                 88,679
               3,000 Isetan Co. Ltd.                            31,751
              18,000 Itochu Corp.                               73,172
               5,000 Ito-Yokado Co. Ltd.                       230,516
              22,000 Japan Airlines Co. Ltd.                    70,734
              16,000 Japan Energy Corp.                         33,867
                  24 Japan Tobacco Inc.                        165,491
               3,000 JGC Engineering & Construction             25,016
              16,000 Joyo Bank Ltd.                             47,979
               4,000 Jusco Co. Ltd.                             88,198
              18,000 Kajima Corp.                               45,895
               7,000 Kaneka Corp.                               63,366
              10,200 Kansai Electric Power Co. Inc.            172,972
               7,000 Kao Corp.                                 173,990
              18,000 Kawasaki Heavy Industries Ltd.+            29,731
              49,000 Kawasaki Steel Corp.                       58,148
              14,000 Keihin Electric Express Railway Co. Ltd.   60,728
               7,000 Kinden Corp.                               43,497
              17,000 Kinki Nippon Railway Co. Ltd.              68,153
              13,000 Kirin Brewery Co. Ltd.                    110,592
              14,000 Komatsu Ltd.                               64,208
               1,700 Konami Company Ltd.                        77,558
               5,000 Konica Corp.                               36,722


                      See Notes to Financial Statements.



20    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Schedule of Investments (unaudited) (continued)                  June 30, 2001


            SHARES                  SECURITY                  VALUE

          ------------------------------------------------------------
          Japan -- 23.52% (continued)
              20,000 Kubota Corp.                            $ 79,538
               6,000 Kuraray Co. Ltd.                          44,644
               2,300 Kyocera Corp.                            202,854
               7,000 Kyowa Hakko Kogyo Co. Ltd.                46,584
              22,000 Marubeni Corp.+                           42,335
               5,000 Marui Co. Ltd.                            72,161
              25,000 Matsushita Electric Industrial Co. Ltd.  391,278
               6,000 Meiji Seika Inc.                          31,943
               6,000 Minebea Co. Ltd.                          39,496
              29,000 Mitsubishi Chemical Corp.                 77,662
              19,000 Mitsubishi Corp.                         153,104
              28,000 Mitsubishi Electric Corp.                138,743
              15,000 Mitsubishi Estate Co. Ltd.               137,949
              40,000 Mitsubishi Heavy Industries Ltd.         182,488
              18,000 Mitsubishi Materials Corp.                38,534
              11,000 Mitsubishi Rayon Co.                      38,179
                  69 Mitsubishi Tokyo Financial+              577,037
              19,000 Mitsui & Co. Ltd.                        127,815
              10,000 Mitsui Fudosan Co. Ltd.                  107,761
              11,000 Mitsui Marine & Fire Insurance Co. Ltd.   56,271
               7,000 Mitsui Mining & Smelting Co.              30,925
               8,000 Mitsukoshi Ltd.                           33,162
                 107 Mizuho Holding Inc.                      497,595
               3,000 Murata Manufacturing Co. Ltd.            199,407
              20,000 NEC Corp.                                270,206
               4,000 NGK Insulators Ltd.                       35,119
               3,000 NGK Spark Plug Co. Ltd.                   28,143
                 900 Nidec Corp.                               46,833
               5,000 Nikon Corp.                               47,467
               1,700 Nintendo Co. Ltd.                        309,413
               3,000 Nippon COMSYS Corp.                       40,651
              15,000 Nippon Express Co. Ltd.                   67,712
               4,000 Nippon Meat Packers Inc.                  48,460
              20,000 Nippon Mitusubishi Oil Corp.             112,892
               6,000 Nippon Sheet Glass Co. Ltd.               34,926
              83,000 Nippon Steel Corp.                       125,778
                 155 Nippon Telegraph & Telephone Corp.       807,809
                  13 Nippon Unipac Holding+                    72,963
              18,000 Nippon Yusen Kabushiki Kaisha             71,296
               4,000 Nishin Flour Milling Co. Ltd.             29,763
              49,000 Nissan Motor Co. Ltd.                    338,272
               2,200 Nissin Food Products                      45,863
               2,200 Nitto Denko Corp.                         63,502
              24,000 Nomura Securities Co. Ltd.               459,910
               8,000 NSK Ltd.                                  34,574
              12,000 Obayashi Corp.                            46,664
              14,000 Oji Paper Co. Ltd.                        69,259
               4,000 Olympus Optical Co. Ltd.                  64,080
               4,000 Omron Corp.                               72,322


                      See Notes to Financial Statements.



21    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Schedule of Investments (unaudited) (continued)                  June 30, 2001


           SHARES                   SECURITY                   VALUE

         --------------------------------------------------------------
         Japan -- 23.52% (continued)
              1,300 Oriental Land Co. Ltd.                    $ 96,520
              1,000 Orix Corp.                                  97,258
             31,000 Osaka Gas Co. Ltd.                          99,919
              3,000 Pioneer Electronic Corp.                    91,164
              1,500 Promise Co. Ltd.                           123,637
              1,400 Rohm Co. Ltd.                              217,543
              6,000 Sankyo Co. Ltd.                            108,242
             23,000 Sanyo Electric Co. Ltd.                    145,319
              2,500 Secom Co. Ltd.                             139,513
              2,000 Sega Enterprises Ltd.+*                     35,439
              9,000 Sekisui Chemical Co. Ltd.                   37,236
             10,000 Sekisui House Ltd.                          84,910
              7,000 Seventy Seven Bank Ltd.                     39,569
             14,000 Sharp Corp.                                190,827
                500 Shimamura Co. Ltd.                          26,058
              2,300 Shimano Inc.                                33,895
             14,000 Shimizu Corp.                               57,135
              5,000 Shin-Etsu Chemical Co. Ltd.                183,612
              5,000 Shionogi & Co. Ltd.                        104,234
              7,000 Shiseido Co.                                65,667
              9,000 Shizuoka Bank Ltd.                          75,481
             15,000 Showa Denko K.K.+                           21,408
              6,000 Showa Shell Sekiyu K.K.                     34,975
              2,000 Skylark Co.                                 56,928
                900 SMC Corp.*                                  96,336
              4,200 Softbank Corp.                             137,733
             11,200 Sony Corp.                                 736,370
             69,000 Sumitomo Bank Ltd. (The)                   569,837
             21,000 Sumitomo Chemical Co. Ltd.                  94,796
             13,000 Sumitomo Corp.                              90,996
              9,000 Sumitomo Electric Industries               102,037
             10,000 Sumitomo Marine & Fire Insurance Co. Ltd.   55,885
             55,000 Sumitomo Metal Industries Ltd+              33,072
              8,000 Sumitomo Metal Mining Co. Ltd.              37,396
             14,000 Taiheiyo Cement Corp.                       29,634
             16,000 Taisei Corp.                                39,000
              5,000 Taisho Pharmaceutical Co. Ltd.              94,011
              2,000 Taiyo Yuden Co. Ltd.                        53,239
              3,000 Takara Shuzo Co. Ltd.                       39,521
              6,000 Takashimaya Co. Ltd.                        41,854
             11,000 Takeda Chemical Industries                 511,546
              2,100 Takefuji Corp.                             190,771
             13,000 Teijin Ltd.                                 73,068
              3,100 Terumo Corp.                                56,919
             22,000 Tobu Railway Co. Ltd.                       70,382
                400 Toho Co. Ltd.                               47,787
              6,200 Tohoku Electric Power Co. Inc.             101,162
             18,000 Tokio Marine & Fire Insurance Co. Ltd.     168,136
              1,000 Tokyo Broadcasting System                   19,243


                      See Notes to Financial Statements.



22    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Schedule of Investments (unaudited) (continued)                  June 30, 2001


             SHARES                SECURITY                 VALUE

           ----------------------------------------------------------
           Japan -- 23.52% (continued)
               15,500 Tokyo Electric Power Co. Inc.      $   401,419
                2,200 Tokyo Electronics Ltd.                 133,178
               32,000 Tokyo Gas Co. Ltd.                      97,242
               15,000 Tokyu Corp.                             81,783
                9,000 Toppan Printing Co. Ltd.                92,583
               20,000 Toray Industries Inc.                   79,858
               40,000 Toshiba Corp.                          211,352
                4,000 Tostem Corp.                            65,747
                6,000 Toto Ltd.                               41,806
                1,000 Toyo Information Systems                38,887
                3,000 Toyo Seikan Kaisha Ltd.                 42,960
               45,100 Toyota Motor Corp.                   1,587,466
                  400 Trans Cosmos Inc.                       16,196
                1,300 Uni-Charm Corp.                         42,110
                3,000 Uny Co Ltd                              30,596
                6,000 Wacoal Corp.                            64,224
                3,000 Yakult Honsha Co. Ltd.                  32,353
                3,000 Yamaha Corp.                            30,236
                4,000 Yamanouchi Pharmaceutical Co. Ltd.     112,252
                6,000 Yamato Transport Co. Ltd.              125,802
                5,000 Yokogawa Electric                       44,500
           ----------------------------------------------------------
                                                          22,591,035
           ----------------------------------------------------------
           Netherlands -- 5.51%
               18,467 ABN AMRO Holding NV                    346,901
               16,178 Aegon NV                               455,373
                3,586 Akzo Nobel NV                          151,786
                5,749 ASM Lithography Holding NV+            128,921
                1,897 Burhmann NV                             17,890
                9,276 Elsevier NV                            115,432
                6,034 Getronics NV                            25,030
                1,677 Hagemeyer NV                            32,297
                4,759 Heineken NV                            191,878
               11,742 ING Groep NV+                          767,380
                9,970 Koninklijke Ahold NV                   312,282
               15,933 Philips Electronics NV                 422,311
                1,900 QIAGEN NV+                              41,820
               26,080 Royal Dutch Petroleum Co.            1,500,857
               15,530 Royal KPN NV*                           88,085
                5,882 TNT Post Group NV                      122,742
                6,784 Unilever NV -- CVA                     406,602
                3,083 VOPAK                                   63,290
                3,728 Wolters Kluwer NV -- CVA               100,201
           ----------------------------------------------------------
                                                           5,291,078
           ----------------------------------------------------------
           New Zealand -- 0.07%
               29,345 Telecom Corp. of New Zealand Ltd.       66,390
           ----------------------------------------------------------
                                                              66,390
           ----------------------------------------------------------


                      See Notes to Financial Statements.



23    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Schedule of Investments (unaudited) (continued)                  June 30, 2001


     SHARES                         SECURITY                         VALUE

   ---------------------------------------------------------------------------
   Norway -- 0.44%
       16,900 DnB Holding ASA                                      $   73,314
        4,415 Norsk Hydro ASA                                         187,035
        4,712 Orkla ASA                                                85,298
        8,100 Telenor ASA+                                             33,404
        2,600 Tomra Systems ASA                                        40,939
   ---------------------------------------------------------------------------
                                                                      419,990
   ---------------------------------------------------------------------------
   Portugal -- 0.53%
       26,209 Banco Comercial Portugues SA "R"+                        97,623
        4,483 Banco Espirito Santo e Comercial de Lisboa SA            61,290
        9,264 Banco Portuguese de Invest SA                            21,488
        6,621 Brisa-Auto Estradas de Portugal SA                       56,050
        2,292 Cimentos de Portugal SA                                  44,432
       34,855 Electricidade de Portugal SA                             83,209
       16,327 Portugal Telecom SA+                                    113,889
       16,327 Portugal Telecom SGPS SA                                  2,211
       42,816 Sonae SGPS SA                                            30,810
   ---------------------------------------------------------------------------
                                                                      511,002
   ---------------------------------------------------------------------------
   Singapore -- 0.85%
       38,000 Capitaland Ltd.+                                         52,140
       16,000 Chartered Semiconductor Manufacturing Ltd.+              40,043
       15,000 City Developments Ltd.                                   58,041
       17,652 DBS Group Holdings Ltd.                                 129,823
       17,350 Oversea-Chinese Banking Corp Ltd. -- Ordinary Shares    113,318
       16,000 Singapore Airlines Ltd.+                                110,648
        5,000 Singapore Press Holdings Ltd.                            54,885
       38,000 Singapore Technologies Engineering Ltd.                  53,808
       75,000 Singapore Telecommunications Ltd.+                       78,210
       15,392 United Overseas Bank Ltd.                                97,150
        4,000 Venture Manufacturing Ltd.                               26,564
   ---------------------------------------------------------------------------
                                                                      814,630
   ---------------------------------------------------------------------------
   Spain -- 3.06%
        5,342 Altadis SA                                               76,154
        7,939 Autopistas Concesionaria Espanola SA                     72,181
       39,486 Banco Bilbao Vizcaya SA                                 510,759
       56,061 Banco Santander Central Hispano SA                      507,801
       13,522 Endesa SA*                                              215,661
        2,945 Fomento de Construcciones y Contratas SA                 56,094
        6,235 Gas Natural SDG SA                                      100,814
        3,688 Grupo Dragados SA                                        46,363
       11,954 Iberdrola SA                                            153,312
       16,467 Repsol YPF SA                                           271,832
        4,180 Sociedad General de Aguas de Barcelona SA                57,572
       55,999 Telefonica SA+                                          690,227
        4,548 Union Electrica Fenosa SA                                84,895
        6,980 Zardoya Otis SA                                          62,634
        2,783 Zeltia SA Rights +                                       28,318
   ---------------------------------------------------------------------------
                                                                    2,934,617
   ---------------------------------------------------------------------------


                      See Notes to Financial Statements.



24    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Schedule of Investments  (unaudited) (continued)                 June 30, 2001


       SHARES                      SECURITY                       VALUE

     ----------------------------------------------------------------------
     Sweden -- 2.23%
          4,800 ASSA Abloy AB "B"                               $   68,569
          1,400 AssiDoman AB                                        29,067
          2,419 Atlas Copco AB "B"                                  47,890
          2,450 Drott AB "B"                                        25,546
          5,594 Electrolux AB "B"*                                  77,342
         10,076 Hennes & Mauritz AB "B"                            172,633
          2,025 NetCom AB "B"+                                      65,761
         35,183 Nordea AB                                          200,392
          1,450 OM Gruppen AB                                       18,383
          3,895 Sandvik AB                                          78,363
          4,665 Securitas AB "B"                                    81,640
         12,520 Skandia Forsakrings AB                             115,017
          9,300 Skandinaviska Enskilda Banken (SEB) "A"             88,426
          7,552 Skanska AB "B"                                      71,459
          3,625 Svenska Cellulosa AB "B"                            76,760
          7,900 Svenska Handelsbanken AB "B"                       112,854
         16,628 Swedish Match AB                                    77,906
         94,408 Telefonakfiebolaget Ericsson AB "B"*               516,044
         17,800 Telia AB*                                           89,938
          2,500 Volvo AB "A"                                        36,517
          5,102 Volvo AB "B"                                        76,399
          6,155 WM-Data AB "B"                                      18,264
     ----------------------------------------------------------------------
                                                                 2,145,170
     ----------------------------------------------------------------------
     Switzerland -- 6.50%
         15,072 ABB Ltd.                                           228,077
          2,300 Adecco SA                                          108,253
          3,688 Credit Suisse Group+                               606,306
             95 Gebruder Sulzer AG                                  30,232
            133 Givaudan -- Foreign Registered+                     36,886
          1,020 Holcim Ltd.                                         50,051
            405 Holcim Ltd. "B"                                     82,467
            640 Kudelski SA -- Bearer                               53,765
            100 Lonza AG                                            58,360
          4,590 Nestle SA                                          975,482
         35,250 Novartis AG                                      1,275,705
          2,000 Roche Holding AG -- Bearer                         163,009
          8,561 Roche Holding AG -- Genusschein                    616,790
             38 Schindler Holding AG                                42,282
            170 Schweizerische Rueckversicherungs-Gesellschaft     339,726
            140 SGS Societe Generale de Surveillance Holding SA     25,314
            200 Swatch Group AG+                                    42,560
             47 Swatch Group AG "B"+                                47,067
            928 Swisscom AG                                        220,971
          1,613 Syngenta AG+                                        84,803
          5,424 UBS AG                                             777,034
            200 Unaxis Holding AG "R"                               28,151
          1,031 Zurich Financial Services AG                       351,611
     ----------------------------------------------------------------------
                                                                 6,244,902
     ----------------------------------------------------------------------


                      See Notes to Financial Statements.



25    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Schedule of Investments (unaudited) (continued)                  June 30, 2001


             SHARES                SECURITY                 VALUE

           ----------------------------------------------------------
           United Kingdom -- 21.16%
               17,325 Abbey National PLC                  $  303,345
                7,987 Airtours PLC                            32,462
                9,206 AMVESCAP PLC                           159,893
               11,906 Arm Holdings PLC+                       44,958
               21,322 AstraZeneca PLC                        993,443
                5,916 AWG PLC                                 49,920
               12,784 BAA PLC                                118,660
               37,622 BAE Systems PLC                        180,157
               20,154 Barclays PLC                           617,891
               12,240 Bass PLC                               127,898
                8,354 BBA Group PLC                           29,430
               41,786 BG Group PLC                           164,691
                8,817 Blue Circle Industries PLC              61,038
                6,753 BOC Group PLC                           98,770
               11,868 Boots Co. PLC                          100,311
              274,568 BP Amoco PLC                         2,256,976
               14,961 British Airways PLC                     72,378
               26,851 British American Tobacco PLC           203,915
                7,760 British Land Co. PLC                    52,929
               22,735 British Sky Broadcasting Group PLC+    218,697
              104,243 British Telecommunications PLC         646,268
                7,064 Bunzl PLC                               48,679
               24,486 Cadbury Schweppes PLC                  165,121
                9,565 Canary Wharf Finance PLC+               74,523
                8,619 Capita Group PLC                        56,061
                9,248 Carlton Communications PLC              43,700
                3,550 Celltech Group PLC+                     59,811
               48,433 Centrica PLC                           154,787
               26,982 CGU PLC                                373,010
               15,278 Chub PLC                                35,721
                7,717 CMG PLC                                 33,753
               27,501 Compass Group PLC+                     220,066
               51,927 Corus Group PLC                         44,366
               40,660 Diageo PLC                             446,020
               24,969 Dixons Group PLC                        81,818
                5,851 Electrocomponents PLC                   44,270
               10,180 EMI Group PLC                           57,553
                4,881 Exel PLC                                52,135
                9,548 GKN PLC "B"                             91,578
               75,027 GlaxoSmithKline PLC                  2,110,284
               35,491 Granada Compass PLC                     74,496
               12,943 Great Universal Stores PLC             110,761
               27,547 Halifax Group PLC                      318,449
                4,412 Hammerson PLC                           29,783
               10,233 Hanson PLC                              75,337
               22,158 Hays PLC                                57,103
               25,162 Hilton Group PLC                        84,575
              112,400 HSBC Holdings PLC                    1,331,771
               10,723 Imperial Chemical Industries PLC        62,885


                      See Notes to Financial Statements.



26    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Schedule of Investments (unaudited) (continued)                  June 30, 2001


       SHARES                      SECURITY                       VALUE

     ----------------------------------------------------------------------
     United Kingdom -- 21.16% (continued)
         16,708 International Power PLC+                       $    70,433
         43,730 Invensys PLC                                        83,026
         24,067 J Sainsbury PLC                                    150,026
          3,522 Johnson Matthey PLC                                 53,098
         16,008 Kidde PLC+                                          18,348
         18,249 Kingfisher PLC                                      98,744
          6,367 Land Securities PLC                                 78,260
         43,537 Lattice Group PLC+                                  97,201
         61,756 Legal & General Group PLC                          140,044
         66,862 Lloyds TSB Group PLC                               669,035
          5,724 Logica PLC                                          69,471
         35,278 Marconi PLC                                        125,523
         37,999 Marks & Spencer PLC                                140,011
          7,480 Misys PLC                                           52,282
         17,493 National Grid Group PLC                            128,911
          9,180 Nycomed Amersham PLC "A"                            66,488
         12,391 P&O Princess Cruises PLC                            64,477
          9,741 Pearson PLC                                        160,555
         14,694 Peninsular & Oriental Steam Navigation Co. PLC      54,969
         17,362 Pilkington PLC                                      24,539
          3,673 Provident Financial PLC                             38,406
         23,719 Prudential Corp. PLC                               287,206
          7,170 Psion PLC                                            9,075
          7,258 Railtrack Group PLC                                 34,092
         15,549 Reed International PLC                             137,764
         27,771 Rentokil Initial PLC                                94,124
         17,557 Reuters Group PLC                                  227,900
         13,179 Rio Tinto PLC                                      233,904
          4,043 RMC Group PLC                                       38,948
         33,526 Royal Bank of Scotland Group PLC                   717,929
         16,813 Sage Group PLC                                      60,058
          3,718 Schroders PLC                                       42,745
         22,568 Scottish Power PLC                                 165,992
          7,368 Slough Estates PLC                                  35,697
         13,497 Smith & Nephew PLC                                  70,041
          8,306 Smiths Group PLC                                    96,370
         83,705 Tesco PLC                                          301,949
          7,240 3i Group PLC                                       108,540
         34,853 Unilever PLC                                       293,602
          7,650 United Utilities PLC                                72,459
        827,503 Vodafone Group PLC ADR                           1,832,919
          9,736 Wolseley PLC                                        72,706
         13,910 WPP Group PLC                                      136,937
     ----------------------------------------------------------------------
                                                                20,327,250
     ----------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost -- $110,739,369)                          92,843,132

     ----------------------------------------------------------------------


                      See Notes to Financial Statements.



27    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Schedule of Investments (unaudited) (continued)                  June 30, 2001


  SHARES                                       SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.34%
Australia -- 0.23%
    27,308 News Corp. Ltd.                                                                  $    218,811
----------------------------------------------------------------------------------------------------------
                                                                                                 218,811
----------------------------------------------------------------------------------------------------------
Germany -- 0.11%
       100 Hugo Boss AG                                                                           27,894
     2,200 Prosieben Satellite Media AG                                                           31,884
     1,600 Volkswagen AG+                                                                         49,289
----------------------------------------------------------------------------------------------------------
                                                                                                 109,067
----------------------------------------------------------------------------------------------------------
           TOTAL PREFERRED STOCK
           (Cost -- $362,623)                                                                    327,878

----------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                       SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS -- 6.86%
$2,443,148 Dreyfus Money Market Fund++                                                         2,443,148
   391,758 Federal Home Loan Mortgage Corporation Discount Note, 3.86%, 7/3/01++                 391,758
 1,304,909 Goldman Sachs Financial Square Prime Obligation Fund++                              1,304,909
 2,443,148 Providian Temp Cash Money Market Fund++                                             2,443,148
----------------------------------------------------------------------------------------------------------
           TOTAL SHORT-TERM INSTRUMENTS
           (Cost -- $6,582,963)                                                                6,582,963

----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.59%
 2,485,592 Investors Bank & Trust Tri-Party Repurchase Agreement, dated 6/29/01, due 7/2/01
             with a maturity value of $2,486,359 and an effective yield of 3.70%               2,485,592
----------------------------------------------------------------------------------------------------------
           TOTAL REPURCHASE AGREEMENT
           (Cost -- $2,485,592)                                                                2,485,592

----------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS IN SECURITIES -- 106.45%
           (Cost -- $120,170,547)                                                            102,239,565

----------------------------------------------------------------------------------------------------------
           Other Assets, Less Liabilities --  (6.45%)                                         (6,192,116)

----------------------------------------------------------------------------------------------------------
           NET ASSETS -- 100.00%                                                            $ 96,047,449

----------------------------------------------------------------------------------------------------------

*  Denotes all or part of security on loan (See Note 4).
+  Non-income earning securities.
++ Represents investment of collateral received from securities lending transactions (See Note 4).


                      See Notes to Financial Statements.



28    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Statement of Assets and Liabilities (unaudited)                  June 30, 2001


 ASSETS
    Investments at market value (Cost -- $120,170,547) (Note 1)+  $102,239,565
    Cash                                                                     9
    Cash pledged for margin requirements (Note 1)                      403,753
    Foreign currency, at value (Cost -- $70,505)                        70,567
    Receivables:
      Dividends and interest                                           248,722
    Unrealized gain on forward currency exchange contracts              63,894
 ------------------------------------------------------------------------------
    Total Assets                                                   103,026,510

 ------------------------------------------------------------------------------
 LIABILITIES
    Payables:
      Due to broker -- variation margin                                197,256
      Collateral for securities loaned (Note 4)                      6,582,963
      Advisory fees (Note 2)                                            32,403
      Administration fees (Note 2)                                      32,588
    Unrealized loss on forward currency exchange contracts             133,851
 ------------------------------------------------------------------------------
    Total Liabilities                                                6,979,061

 ------------------------------------------------------------------------------
 Net Assets                                                       $ 96,047,449

 ------------------------------------------------------------------------------

+ Includes securities on loan with a market value of $6,230,918 (See Note 4).


                      See Notes to Financial Statements.



29    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Statement of Operations (unaudited)     For the Six Months Ended June 30, 2001


NET INVESTMENT INCOME:
   Dividends (Net of foreign withholding tax
     of $153,126)                             $  1,104,486
   Interest                                         47,385
   Securities lending income                        29,636
------------------------------------------------------------
   Total Investment Income                       1,181,507
------------------------------------------------------------
EXPENSES (Note 2):
   Advisory fees                                    74,741
   Administration fees                              49,827
------------------------------------------------------------
   Total Expenses                                  124,568
------------------------------------------------------------
Net Investment Income                            1,056,939
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
   Net realized loss on sale of investments        (24,397)
   Net realized loss on sale of futures
     contracts                                     (93,010)
   Net realized loss on foreign currency
     transactions                                  (95,553)
   Net change in unrealized appreciation
     (depreciation) of investments             (16,662,253)
   Net change in unrealized appreciation
     (depreciation) of futures contracts           (42,344)
   Net change in unrealized appreciation
     (depreciation) on translation of assets
     and liabilities in foreign currencies        (106,890)
------------------------------------------------------------
   Net Loss on Investments                     (17,024,447)
------------------------------------------------------------
Net Decrease in Net Assets Resulting From
  Operations                                  $(15,967,508)
------------------------------------------------------------

                      See Notes to Financial Statements.



30    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Statements of Changes in Net Assets


For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000

                                                                              2001          2000
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income                                                  $  1,056,939  $  1,038,737
   Net realized gain (loss)                                                   (212,960)    1,485,818
   Net change in unrealized appreciation (depreciation)                    (16,811,487)  (13,054,638)
------------------------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting From Operations                    (15,967,508)  (10,530,083)
------------------------------------------------------------------------------------------------------
INTERESTHOLDER TRANSACTIONS:
   Contributions                                                            15,561,664    96,549,910
   Withdrawals                                                              (9,369,893)  (43,819,294)
------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting From Interestholder Transactions     6,191,771    52,730,616
------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                           (9,775,737)   42,200,533

NET ASSETS:
   Beginning of period                                                     105,823,186    63,622,653
------------------------------------------------------------------------------------------------------
   End of period                                                          $ 96,047,449  $105,823,186
------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



31    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO



 Notes to the Financial Statements (unaudited)


1. Significant Accounting Policies

Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently issues the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

These financial statements relate to the International Index Master Portfolio (the "Master Portfolio").

The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The equity securities of the Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premiums and accretes discounts on debt securities purchased, using a constant yield to maturity method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Master Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transactions.

The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Master Portfolio as a component of realized and unrealized gains and losses from investments for financial reporting purposes.


32    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO

FEDERAL INCOME TAXES

MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

FUTURES CONTRACTS

The Master Portfolio may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum ''initial margin'' requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolio is required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

As of June 30, 2001, open futures contracts outstanding were as follows:

                                                  Notional     Net
                             Futures   Expiration Contract  Unrealized
        Number of Contracts   Index       Date     Value   Depreciation

        ----------------------------------------------------------------
                26             Euro 50  09/21/01  $944,238   $(27,878)
                8             FSTE 100  09/01/01   635,783    (28,520)
                25          Nikkei 300  09/17/01   517,158     (3,968)
        ----------------------------------------------------------------
                                                             $(60,366)

        ----------------------------------------------------------------

The Master Portfolio has pledged to a broker a cash balance in the amounts of $403,753 for initial margin requirements.


33    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO

REPURCHASE AGREEMENTS

The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

The repurchase agreement held by the Master Portfolio at June 30, 2001 was fully collateralized by U.S. Government obligations with a rate of 6.75%, a maturity date of 5/15/05 and an aggregate market value of $2,543,976.

FORWARD CURRENCY EXCHANGE CONTRACTS

A foreign currency or cross currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Master Portfolio may use foreign currency or cross currency exchange contracts to hedge certain foreign currency assets and liabilities. Contracts are recorded at market value and marked-to-market daily. The Master Portfolio could be exposed to risk if the counterparties to the contracts were unable to meet the terms of the contract, or if there were unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The amount at risk for such foreign currency or cross currency exchange contracts may exceed the amount reflected in the financial statements.

As of June 30, 2001, the Portfolio held the following foreign currency and cross currency exchange contracts:

Forward Cross Currency Contracts

                              U.S. Dollar                        U.S. Dollar Exchange Unrealized
Contracts to Deliver             Value       In Exchange For        Value      Date      Loss

-------------------------------------------------------------------------------------------------
36,177 British Pound Sterling   $50,813   6,160,698 Japanese Yen   $49,585    8/3/01   $(1,228)
-------------------------------------------------------------------------------------------------
Total                                                                                  $(1,228)

-------------------------------------------------------------------------------------------------

Forward Foreign Currency Contracts

                       Foreign Currency Exchange Foreign Currency U.S. Dollar Unrealized
Currency                Purchased/Sold    Date    Cost/Proceeds      Value    Gain (Loss)

------------------------------------------------------------------------------------------
Purchase Contracts
British Pound Sterling     1,051,437     8/3/01     $1,493,879    $1,476,798   $ (17,081)
Euro Dollar                2,704,777     8/3/01      2,376,023     2,288,259     (87,764)
Japanese Yen             135,954,858     8/3/01      1,122,013     1,094,242     (27,771)
------------------------------------------------------------------------------------------
Total                                                                          $(132,616)

------------------------------------------------------------------------------------------
Sale Contracts
British Pound Sterling       513,223     8/3/01     $  728,000    $  720,848   $   7,152
Euro Dollar                    1,805     7/2/01          1,531         1,528           3
                           1,432,792     8/3/01      1,247,000     1,212,152      34,848
Japanese Yen                 524,450     7/2/01          4,199         4,206          (7)
                          89,221,956     8/3/01        740,000       718,109      21,891
------------------------------------------------------------------------------------------
Total                                                                          $  63,887

------------------------------------------------------------------------------------------


34    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO

2. Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.15% of the first $1 billion, and 0.10% thereafter, of the average daily net assets of the Master Portfolio as compensation for advisory services.

Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolio.

MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio such as managing and coordinating third-party service relationships. BGI and Stephens are entitled to receive a fee at an annual rate of 0.10% of the first $1 billion, and 0.07% thereafter, of the average daily net assets of the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolio. For the six months ended June 30, 2001, BGIS did not receive any brokerage commissions from the Master Portfolio, related to purchases and sales of portfolio investments.

Certain officers and trustees of MIP are also officers of Stephens. As of June 30, 2001 these officers of Stephens collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.

3. Investment Portfolio Transactions

Investment transactions (exclusive of short-term investments) for the six months ended June 30, 2001, were as follows:

   ---------------------------------------------------------------------------

   Purchases at cost                                               $5,580,693
   ---------------------------------------------------------------------------
   Sales proceeds                                                     229,488
   ---------------------------------------------------------------------------

At June 30, 2001, the cost of investments for federal income tax purposes was $120,170,547. Net unrealized depreciation aggregated $17,930,982, of which $2,795,211 represented gross unrealized appreciation on securities and $20,726,193 represented gross unrealized depreciation on securities.

4. Portfolio Securities Loaned

The Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The collateral is maintained at a value equal to at least 100% of the current market value of the loaned securities. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.


35    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

 INTERNATIONAL INDEX MASTER PORTFOLIO

As of June 30, 2001, the Master Portfolio had loaned securities which were collateralized by cash. The cash collateral received was invested in U.S Government Agency obligations and money market mutual funds. The market value of the securities on loan at June 30, 2001 was $6,230,918 and the value of the related collateral was $6,582,963.

5. Financial Highlights

Financial highlights for the Master Portfolio were as follows:

---------------------------------------------------------------------------------------------------------------

                                                      Six Months Ended
                                                       June 30, 2001   For the Year Ended For the Period Ended
                                                        (unaudited)    December 31, 2000   December 31, 1999*
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets+                     0.25%             0.25%              0.25%
Ratio of net investment income to average net assets+        2.12%             1.47%              0.82%
Portfolio turnover rate                                         0%**            45 %               39 %
Total return                                               (14.62)%++        (14.85)%            20.50%++
---------------------------------------------------------------------------------------------------------------

* Period from October 1, 1999 (commencement of operations) to December 31,
  1999.
** Rounds to less than 1%.
+  Annualized for periods of less than one year.
++ Not annualized.


36    Smith Barney International Index Fund   |  2001 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                           INTERNATIONAL INDEX FUND



          TRUSTEES                    ADMINISTRATOR
          Herbert Barg                Smith Barney Fund Management LLC
          Alfred J. Bianchetti
          Martin Brody                DISTRIBUTOR
          Dwight B. Crane             Salomon Smith Barney Inc.
          Burt N. Dorsett
          Elliot S. Jaffe             CUSTODIAN
          Stephen E. Kaufman          Investors Bank and Trust Company
          Joseph J. McCann
          Heath B. McLendon, Chairman TRANSFER AGENT
          Cornelius C. Rose, Jr.      Citi Fiduciary Trust Company
                                      125 Broad Street, 11th Floor
          OFFICERS                    New York, New York 10004
          Heath B. McLendon
          President and               SUB-TRANSFER AGENT
          Chief Executive Officer     Boston Financial Data Services
                                      P.O. Box 9083
          Lewis E. Daidone            Boston, MA 02205-9083
          Senior Vice President
          and Treasurer

          Irving P. David
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney International Index Fund





 This report is submitted for the general information of shareholders of Smith Barney International Index Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales materials after September 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY INTERNATIONAL INDEX FUND
 Smith Barney Mutual Funds
 7 World Trade Center
 New York, New York 10048

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



SalomonSmithBarney
A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon
 Smith Barney Inc.
 FD01826 8/01

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                              S&P 500 INDEX shares
            A Class of Shares of the Smith Barney S&P 500 Index Fund

--------------------------------------------------------------------------------

         SPECIAL DISCIPLINE SERIES | SEMI-ANNUAL REPORT | JUNE 30, 2001

            [LOGO SMITH BARNEY MUTUAL FUNDS] Smith Barney
                                             Mutual Funds
                 Your Serious Money Professionally Managed.(SM)

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO OMITTED]         [PHOTO OMITTED]                    [PHOTO OMITTED]
HEATH MCLENDON          SANDIP A. BHAGAT, CFA              JOHN LAU
Chairman                Vice President and                 Investment Officer
                        Investment Officer

Dear Shareholder:

We are pleased to present the semi-annual report for the Smith Barney S&P 500 Index Fund ("Fund") for the period ended June 30, 2001. In this report, we highlight the economic environment over this period and discuss investment performance and strategy in the context of prevailing market conditions. We hope you find this report to be useful and informative.

Economic and Market Conditions

The performance of the U.S. equity market in both the first and second quarters of 2001 reflected the tug-of-war that is underway between declining interest rates on one side and declining earnings expectations on the other. Aggressive easing by the U.S. Federal Reserve Board ("Fed") sparked a rally in the stock market in both January and April but then a slew of downward earnings revisions sent stock prices sharply lower in February, March, May and June.

The U.S. economy is in the throes of an inventory correction that is severely affecting manufacturing industries. Advances in information technology that have been put in place in the past several years now allow companies to respond more quickly to a fall off in demand.

The Fed responded in kind to the more condensed time frame of inventory adjustment. In early January and again in late January, the Fed lowered its target for the federal funds rate by 50 basis points(1) each. During the period, the Fed cut rates six times by a total of 275 basis points. This rapid decline in interest rates within such a short period of time represents a much more aggressive response than what had become the norm under Alan Greenspan's tenure as Fed chairman.

After surging in the first month of each of the two quarters this year, the stock market was hit hard by a barrage of earnings disappointments and profit warnings, especially from the technology sector. With no immediate relief in sight from either lower interest rates or improving earnings visibility, stocks fell into a downward spiral.

----------
(1)   A basis point is 0.01% or one one-hundredth of a percent.


1 Smith Barney S&P 500 Index Fund | 2001 Semi-Annual Report to Shareholders

The trend continued as the second quarter drew to a close with several blue chip companies guiding earnings estimates lower. The bad news ranged from an unexpected profit warning from drug manufacturer Merck(2) in an industry which is normally impervious to economic conditions to McDonald's(2) which registered its third consecutive miss.

Large cap stocks generally underperformed small cap stocks in the first half of 2001 while growth stocks also generally performed poorly. During the first six months of 2001, the Standard & Poor's 500 Index ("S&P 500 Index")(3) returned negative 6.69% while the Russell 2000 Index(4) produced a return of 6.94%. The Standard & Poor's Barra Value Index ("S&P Barra Value")(5) was essentially unchanged and significantly outperformed the Standard & Poor's Barra Growth Index ("S&P Barra Growth")(6) return of negative 11.40%.

Investment Strategy and Performance

The Fund is designed to provide investment results that before fees and expenses, correspond to the price and yield performance of the S&P 500 Index. The Fund will hold a broadly diversified portfolio of common stocks that is comparable to the S&P 500 Index in terms of economic sector weightings, market capitalization and liquidity. The Fund, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing.

The Fund performed in line with the S&P 500 Index after taking into account the impact of trading costs, fees and expenses. Net of fees and expenses, Smith Barney Shares of the Fund produced a total return of negative 7.10% in the six-month period ended in June 30, 2001 compared to the negative 6.69% total return of the S&P 500 Index for the same period. Past performance is not indicative of future results.

----------
(2) Please note that the Fund may not currently be and may never have, invested in Merck or McDonald's.

(3) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(4) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

(5) The S&P Barra Value is a capitalization-weighted index composed of stocks of the S&P 500 with higher book-to-price ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index.

(6) The S&P Barra Growth is a capitalization-weighted index compolsed of stocks of the S&P 500 with lower book-to-price ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index.


2  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

Outlook

While the U.S. economy remains mired in a sluggish slowdown, there is some hope that the second quarter may mark the low point of this cycle. We believe the Fed's easing monetary policy, along with the tax cuts signed by President Bush, should reinvigorate the U.S. economy in the coming months ahead. In the meantime, however, the U.S. stock market continues to experience a high level of volatility as hopes of a recovery based on monetary and fiscal stimulus clash with ongoing evidence of weak corporate profits and lack of earnings visibility in the intermediate term.

Thank you for your investment in the Smith Barney S&P 500 Index Fund.

Sincerely,

/s/ Heath McLendon                     /s/ Sandip A. Bhagat

Heath McLendon                         Sandip A. Bhagat, CFA
Chairman                               Vice President and
                                       Investment Officer

/s/ John Lau

John Lau
Investment Officer


July 19, 2001

                                ---------------

"Standard & Poor's,(R)" "S&P(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

                                ---------------

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 17 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.


3  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance--Smith Barney S&P 500 Index Shares(1)
--------------------------------------------------------------------------------

                              Net Asset Value
                           ---------------------
                           Beginning      End         Income   Capital Gain    Return         Total
Period Ended               of Period   of Period     Dividend  Distribution   of Capital     Returns+
------------------------------------------------------------------------------------------------------
6/30/01                     $13.38       $12.43        $0.00       $0.00       $0.00          (7.10)%++
------------------------------------------------------------------------------------------------------
12/31/00                     15.00        13.38         0.08        0.13        0.00#         (9.39)
------------------------------------------------------------------------------------------------------
12/31/99*                    14.24        15.00         0.08        0.00        0.00           5.88++
------------------------------------------------------------------------------------------------------
11/30/99                     11.98        14.24         0.06        0.07        0.00          19.96
------------------------------------------------------------------------------------------------------
Inception**-11/30/98 10.00   11.98         0.00         0.00        0.00       19.80++
======================================================================================================
Total                                                  $0.22       $0.20       $0.00
======================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

Six Months Ended 6/30/01++                                               (7.10)%
--------------------------------------------------------------------------------
Year Ended 6/30/01                                                      (15.28)
--------------------------------------------------------------------------------
Inception** through 6/30/01                                               7.37
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns+
--------------------------------------------------------------------------------

Inception** through 6/30/01                                              28.09%
================================================================================

(1) On September 5, 2000, Class A shares were renamed Smith Barney S&P 500 Index Shares ("SB Shares").

#     Amount represents less than $0.01 per share.

* For the period December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the Fund.

**    Inception date for SB Shares is January 5, 1998.

+     Assumes reinvestment of all dividends and capital gain distributions.

++ Total return is not annualized, as it may not be representative of the total return for the year.


4  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in SB Shares of
                     the Smith Barney S&P 500 Index Fund vs.
                           Standard & Poor's 500 Index

--------------------------------------------------------------------------------
                            January 1998 -- June 2001

  [the following table was depicted as a line chart in the printed material.]

                           Smith Barney
                              S&P 500             S&P 500
                            Index Fund           Index Fund
                            ----------           ----------
 1/5/98                       10000                 10000
   6/98                       11620                 11690
  12/98                       12677                 12784
   6/99                       14164                 14367
  12/99                       15216                 15473
   6/00                       15120                 15407
  12/00                       13788                 14065
6/30/01                       12809                 13124

++ Hypothetical illustration of $10,000 invested in SB shares at inception on January 5, 1998, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The S&P 500 Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's Citi shares may be greater or less than the SB shares' performance indicated on this chart, depending on whether greater or lesser expenses were incurred by the Fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


5  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
COMMON STOCK -- 98.9%
Auto and Transportation -- 1.9%
     5,806   AMR Corp.*                                               $  209,771
    15,534   Burlington Northern Santa Fe Corp.                          468,661
     2,679   Cooper Tire & Rubber Co.                                     38,042
     8,218   CSX Corp.                                                   297,820
     1,545   Cummins Inc.                                                 59,791
     5,785   Dana Corp.                                                  135,022
     4,737   Delta Air Lines, Inc.                                       208,807
     2,656   Eaton Corp.                                                 186,186
    11,439   FedEx Corp.*                                                459,848
    71,648   Ford Motor Co.                                            1,758,958
    21,146   General Motors Corp.                                      1,360,745
     6,688   Genuine Parts Co.                                           210,672
     6,158   The Goodyear Tire & Rubber Co.                              172,424
    11,677   Harley-Davidson, Inc.                                       549,753
     3,355   ITT Industries, Inc.                                        148,459
     3,345   Johnson Controls, Inc.                                      242,412
     2,359   Navistar International Corp.*                                66,359
    14,803   Norfolk Southern Corp.                                      306,422
     2,966   PACCAR Inc.                                                 152,512
     2,213   Ryder System, Inc.                                           43,375
     2,302   Snap-On Inc.                                                 55,616
    29,395   Southwest Airlines Co.                                      543,514
     2,235   The Timken Co.                                               37,861
     4,823   TRW Inc.                                                    197,743
     2,532   US Airways Group, Inc.*                                      61,528
     4,987   Visteon Corp.                                                91,661
--------------------------------------------------------------------------------
                                                                       8,063,962
--------------------------------------------------------------------------------
Consumer Discretionary -- 12.8%
     2,200   Alberto Culver Co., Class B Shares                           92,488
    15,737   Albertson's, Inc.                                           471,953
     2,522   American Greetings Corp., Class A Shares                     27,742
     4,340   AutoZone, Inc.*                                             162,750
     9,161   Avon Products, Inc.                                         423,971
    11,050   Bed Bath and Beyond Inc.*                                   331,500
     8,032   Best Buy Co., Inc.*                                         510,193
     3,370   Brunswick Corp.                                              80,981
    22,639   Carnival Corp.                                              695,017
    29,675   Cendant Corp.*                                              578,662
     6,480   Cintas Corp.                                                299,700
     7,934   Circuit City Stores-Circuit City Group                      142,812
    22,569   Clear Channel Communications, Inc.*                       1,415,076
     9,151   Clorox Co.                                                  309,761
    22,105   Colgate Palmolive Co.                                     1,303,974
    36,281   Comcast Corp., Class A Shares*                            1,574,595

                       See Notes to Financial Statements.


6  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Consumer Discretionary -- 12.8% (continued)
    17,310   Costco Wholesale Corp.*                                  $  711,095
    15,148   CVS Corp.                                                   584,713
     4,711   Darden Restaurants, Inc.                                    131,437
     2,756   Deluxe Corp.                                                 79,648
     3,389   Dillard's, Inc., Class A Shares                              51,750
    12,823   Dollar General Corp.                                        250,048
     3,342   Dow Jones & Co., Inc.                                       199,551
    11,605   Eastman Kodak Co.                                           541,721
     7,678   Federated Department Stores, Inc.*                          326,315
    10,181   Gannett Co.                                                 670,928
    32,890   The Gap, Inc.                                               953,810
    40,760   The Gillette Co.                                          1,181,632
     2,790   Harcourt General, Inc.                                      162,350
     4,519   Harrah's Entertainment, Inc.*                               159,521
     6,663   Hasbro, Inc.                                                 96,280
    14,176   Hilton Hotels Corp.                                         164,442
    89,473   Home Depot, Inc.                                          4,164,968
     3,849   International Flavors & Fragrances, Inc.                     96,725
    13,939   The Interpublic Group Cos., Inc.                            409,110
    10,191   J.C. Penney Co., Inc.                                       268,635
    20,631   Kimberly-Clark Corp.                                      1,153,273
    18,708   Kmart Corp.*                                                214,581
     2,796   Knight Ridder, Inc.                                         165,803
    12,790   Kohl's Corp.*                                               802,317
    31,653   Kroger Co.*                                                 791,325
    16,496   The Limited, Inc.                                           272,514
     2,021   Liz Claiborne, Inc.                                         101,959
     1,355   Longs Drug Stores Corp.                                      29,200
    14,801   Lowe's Cos., Inc.                                         1,073,813
     9,277   Marriott International Inc., Class A Shares                 439,173
    16,596   Mattel, Inc.                                                313,996
    11,487   May Department Stores Co.                                   393,545
     3,036   Maytag Corp.                                                 88,833
    50,708   McDonald's Corp.                                          1,372,158
     7,578   McGraw Hill, Inc.                                           501,285
     1,896   Meredith Corp.                                               67,896
     1,570   National Service Industries, Inc.                            35,435
     2,379   The New Dun & Bradstreet Corp.*                              67,088
     6,233   The New York Times Co., Class A Shares                      261,786
    10,294   Newell Rubbermaid Inc.                                      258,379
    10,449   Nike Inc., Class B Shares                                   438,754
     5,076   Nordstrom, Inc.                                              94,160
    11,673   Office Depot, Inc.*                                         121,166
     6,860   Omnicom Group, Inc.                                         589,960
     6,248   Pactiv Corp.*                                                83,723
    50,229   The Procter & Gamble Co.                                  3,204,610

                       See Notes to Financial Statements.


7  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Consumer Discretionary -- 12.8% (continued)
     4,782   R.R. Donnelley & Sons Co.                                $  142,025
     2,145   Reebok International Ltd.*                                   68,533
     6,790   Robert Half International Inc.*                             169,003
    12,959   Sears Roebuck & Co.                                         548,295
    17,590   Staples, Inc.*                                              281,264
    14,734   Starbucks Corp.*                                            338,882
     7,432   Starwood Hotels & Resorts Worldwide, Inc.                   277,065
     5,197   SUPERVALU, Inc.                                              91,207
    34,632   Target Corp.                                              1,198,267
     5,626   Tiffany & Co.                                               203,774
    10,795   TJX Cos., Inc.                                              344,037
     7,553   Toys "R" Us, Inc.*                                          186,937
    11,717   Tribune Co.                                                 468,797
     5,626   Tricon Global Resturants, Inc.*                             246,981
     2,170   Tupperware Corp.                                             50,843
    22,106   Unilever NV                                               1,316,854
     8,005   Univision Communications Inc.*                              342,454
     4,380   VF Corp.                                                    159,344
    67,394   Viacom, Inc., Class B Shares *                            3,487,640
   172,534   Wal-Mart Stores, Inc.                                     8,419,659
    39,270   Walgreen Co.                                              1,341,071
    80,350   Walt Disney Co.                                           2,321,311
     4,415   Wendy's International, Inc.                                 112,759
     2,589   Whirlpool Corp.                                             161,813
     5,343   Winn-Dixie Stores Inc.                                      139,613
--------------------------------------------------------------------------------
                                                                      54,981,014
--------------------------------------------------------------------------------
Consumer Staples -- 4.8%
     1,422   Adolph Coors Co., Class B Shares                             71,356
    34,862   Anheuser-Busch Co., Inc.                                  1,436,314
    24,356   Archer-Daniels-Midland Co.                                  316,628
     2,635   Brown-Forman Corp., Class B Shares                          168,482
    16,278   Campbell Soup Co.                                           419,158
    96,050   The Coca-Cola Co.                                         4,322,250
    16,259   Coca-Cola Enterprises Inc.                                  265,835
    20,768   ConAgra, Inc.                                               411,414
     5,925   Fortune Brands, Inc.                                        227,283
    10,985   General Mills, Inc.                                         480,923
    13,455   H.J. Heinz Co.                                              550,175
     5,281   Hershey Foods Corp.                                         325,891
    15,625   Kellogg Co.                                                 453,125
     7,624   Loews Corp.                                                 491,214
     5,490   Pepsi Bottling Group, Inc.                                  220,149
    55,810   PepsiCo, Inc.                                             2,466,802
    85,924   Phillip Morris Cos., Inc.                                 4,360,643
     5,091   Quaker Oats Co.                                             464,554

                       See Notes to Financial Statements.


8  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------


  SHARES                            SECURITY                            VALUE
================================================================================
Consumer Staples -- 4.8% (continued)
    11,908   Ralston-Ralston Purina Group                             $  357,478
    19,379   Safeway, Inc.*                                              930,192
    30,379   Sara Lee Corp.                                              575,378
    26,116   SYSCO Corp.                                                 709,049
     6,334   UST, Inc.                                                   182,799
     8,684   Wm. Wrigley Jr. Co.                                         406,845
--------------------------------------------------------------------------------
                                                                      20,613,937
--------------------------------------------------------------------------------
Finance -- 18.2%
    20,518   AFLAC, Inc.                                                 646,112
    28,263   Allstate Corp.                                            1,243,289
     4,034   Ambac Financial Group, Inc.                                 234,779
    51,349   American Express Co.                                      1,992,341
    19,454   American General Corp.                                      903,638
    89,899   American International Group, Inc.                        7,731,314
    14,531   AmSouth Bancorporation                                      268,678
     9,940   Aon Corp.                                                   347,900
    62,914   Bank of America Corp.                                     3,776,727
    28,625   The Bank of New York Co., Inc.                            1,374,000
    44,652   Bank One Corp.                                            1,598,542
    15,542   BB&T Corp.                                                  570,391
     4,103   Bear Stearns Cos. Inc.                                      241,954
     7,575   Capital One Financial Corp.                                 454,500
    53,395   The Charles Schwab Corp.                                    816,943
     8,108   Charter One Financial, Inc.                                 258,645
     6,758   Chubb Corp.                                                 523,272
     5,917   CIGNA Corp.                                                 566,967
     6,206   Cincinnati Financial Corp.                                  245,137
   194,049   Citigroup, Inc.                                          10,253,549
     6,872   Comerica, Inc.                                              395,827
     9,420   Concord EFS, Inc.*                                          489,934
    12,494   Conseco, Inc.                                               170,543
     6,682   Convergys Corp.*                                            202,130
     4,512   Countrywide Credit Industries, Inc.                         207,011
     5,522   Equifax, Inc.                                               202,547
    38,900   Fannie Mae                                                3,312,335
    21,973   Fifth Third Bancorp                                       1,319,479
    37,850   First Union Corp.                                         1,322,479
    41,842   FleetBoston Financial Corp.                               1,650,667
    10,165   Franklin Resources, Inc.                                    465,252
    26,877   Freddie Mac                                               1,881,390
     6,111   Golden West Financial Corp.                                 392,571
     3,518   H&R Block, Inc.                                             227,087
     9,144   Hartford Financial Services, Inc.                           625,450
    18,210   Household International, Inc.                             1,214,607
     9,714   Huntington Bancshares Inc.                                  158,824

                       See Notes to Financial Statements.


9  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Finance  -- 18.2% (continued)
    76,437   J.P. Morgan & Co., Inc.                                $  3,409,090
     5,947   Jefferson Pilot Corp.                                       287,335
    16,501   Keycorp                                                     429,851
     9,665   Lehman Brothers Holdings, Inc.                              751,454
     7,382   Lincoln National Corp.                                      382,018
    10,616   Marsh & McLennan Cos., Inc.                               1,072,216
     5,733   MBIA, Inc.                                                  319,213
    32,874   MBNA Corp.                                                1,083,198
    18,881   Mellon Financial Corp.                                      868,526
    31,222   Merrill Lynch & Co., Inc.                                 1,849,903
    29,595   MetLife, Inc.                                               916,853
     4,140   MGIC Investment Corp.                                       300,730
     6,316   Moody's Corp.                                               211,586
    43,162   Morgan Stanley Dean Witter & Co.                          2,772,295
    23,566   National City Corp.                                         725,361
     8,545   Northern Trust Corp.                                        534,062
    14,408   Paychex, Inc.                                               576,320
     3,258   Pinnacle West Capital Corp.                                 154,429
    11,168   PNC Financial Services Group                                734,743
     2,843   The Progressive Corp.                                       384,345
    11,023   Providian Financial Corp.                                   652,562
     9,327   Regions Financial Corp.                                     298,464
     4,971   SAFECO Corp.                                                146,644
    13,036   SouthTrust Corp.                                            338,936
     8,397   St. Paul Cos.                                               425,644
    12,460   State Street Corp.                                          616,645
     8,589   Stilwell Financial, Inc.                                    288,247
    11,468   SunTrust Banks, Inc.                                        742,897
    11,050   Synovus Financial Corp.                                     346,749
     4,641   T. Rowe Price Group Inc.                                    173,527
     4,894   Torchmark Corp.                                             196,788
    74,532   U.S. Bancorp                                              1,698,584
     6,351   USA Education Inc.                                          463,623
     5,322   Union Planters Corp.                                        232,039
     9,260   UnumProvident Corp.                                         297,431
     8,090   Wachovia Corp.                                              575,604
    33,717   Washington Mutual, Inc.                                   1,266,073
    66,017   Wells Fargo & Co.                                         3,065,169
     3,600   Zion Bancorporation                                         212,400
--------------------------------------------------------------------------------
                                                                      78,088,365
--------------------------------------------------------------------------------
Healthcare -- 12.7%
    59,714   Abbott Laboratories                                       2,866,869
     5,583   AETNA, Inc.*                                                144,432
     5,092   Allergan, Inc.                                              435,366
    50,658   American Home Products Corp.                              2,960,454

                       See Notes to Financial Statements.

10 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Healthcare -- 12.7% (continued)
    40,255   Amgen, Inc.*                                            $ 2,442,673
     8,121   Applera Corp.-Applied Biosystems Group                      217,237
     2,030   Bausch & Lomb, Inc.                                          73,567
    22,680   Baxter International, Inc.                                1,111,320
     9,919   Becton Dickinson & Co.                                      355,001
     5,687   Biogen, Inc.*                                               309,145
     6,934   Biomet, Inc.                                                333,248
    15,590   Boston Scientific Corp.*                                    265,030
    75,563   Bristol-Myers Squibb & Co.                                3,951,945
     1,967   C.R. Bard, Inc.                                             112,021
    16,247   Cardinal Health, Inc.                                     1,121,043
     7,428   Chiron Corp.*                                               378,828
    43,554   Eli Lilly & Co.                                           3,222,996
     6,822   Forest Laboratories, Inc., Class A Shares*                  484,362
    11,879   Guidant Corp.*                                              427,644
    21,378   HCA-The Healthcare Corp.                                    966,072
    14,992   HealthSouth Corp.*                                          239,422
     6,453   Humana, Inc.*                                                63,562
    11,287   IMS Health, Inc.                                            321,680
   116,446   Johnson & Johnson                                         5,822,314
     6,490   King Pharmaceuticals, Inc.*                                 348,838
     4,029   Manor Care, Inc.*                                           127,921
    11,004   McKesson HBOC, Inc.                                         408,468
     8,173   MedImmune, Inc.*                                            385,766
    46,428   Medtronic, Inc.                                           2,136,152
    89,082   Merck & Co., Inc.                                         5,693,231
   243,741   Pfizer, Inc.                                              9,761,827
    49,806   Pharmacia Corp.                                           2,288,586
     4,525   Quintiles Transnational Corp.*                              114,256
    56,469   Schering Plough Corp.                                     2,046,437
     3,300   St. Jude Medical, Inc.*                                     198,000
     7,557   Stryker Corp.                                               414,501
    12,395   Tenet Healthcare Corp.*                                     639,458
    12,321   UnitedHealth Group Inc.                                     760,822
     3,971   Watson Pharmaceuticals, Inc.*                               244,772
     2,413   WellPoint Health Networks, Inc.*                            227,401
--------------------------------------------------------------------------------
                                                                      54,422,667
--------------------------------------------------------------------------------
Integrated Oil -- 5.3%
     3,401   Amerada Hess Corp.                                          274,801
     2,695   Ashland, Inc.                                               108,069
    24,812   Chevron Corp.                                             2,245,486
   132,816   Exxon Mobil Corp.                                        11,601,478
     3,651   Kerr-McGee Corp.                                            241,952
    14,255   Occidental Petroleum Corp.                                  379,040
     9,858   Phillips Petroleum Co.                                      561,906

                       See Notes to Financial Statements.


11 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Integrated Oil -- 5.3% (continued)
    82,480   Royal Dutch Petroleum Co.                               $ 4,806,110
     3,273   Sunoco, Inc.                                                119,890
    21,250   Texaco, Inc.                                              1,415,250
     5,550   Tosco Corp.                                                 244,478
     9,362   Unocal Corp.                                                319,712
    12,049   USX Marathon Group, Inc.                                    355,566
--------------------------------------------------------------------------------
                                                                      22,673,738
--------------------------------------------------------------------------------
Materials and Processing -- 2.7%
     8,851   Air Products and Chemicals, Inc.                            404,933
    12,262   Alcan Aluminium Ltd.                                        515,249
     3,129   Allegheny Technologies, Inc.                                 56,604
     4,246   Avery Dennison Corp.                                        216,758
     1,053   Ball Corp.                                                   50,081
    15,293   Barrick Gold Corp.                                          231,689
     2,104   Bemis, Inc.                                                  84,518
     3,135   Black & Decker Corp.                                        123,707
     2,267   Boise Cascade Corp.                                          79,730
    24,035   Conoco Inc.                                                 694,606
    34,673   Dow Chemical Corp.                                        1,152,877
    40,248   E.I. du Pont de Nemours & Co.                             1,941,550
     2,974   Eastman Chemical Co.                                        141,652
     4,899   Ecolab, Inc.                                                200,712
     4,914   Engelhard Corp.                                             126,732
     1,188   FMC Corp.*                                                   81,449
     5,865   Freeport-McMoRan Copper & Gold, Inc.*                        64,808
     8,741   Georgia Pacific Corp.                                       295,883
     1,891   Great Lakes Chemical Corp.                                   58,337
     4,060   Hercules, Inc.                                               45,878
    10,249   Homestake Mining Co.                                         79,430
     7,007   Inco Ltd.*                                                  120,941
    18,544   International Paper Co.                                     662,021
     7,503   Leggett & Platt, Inc.                                       165,291
     3,912   Louisiana Pacific Corp.                                      45,888
    17,319   Masco Corp.                                                 432,282
     3,898   Mead Corp.                                                  105,792
     7,522   Newmont Mining Corp.                                        139,984
     2,998   Nucor Corp.                                                 146,572
     3,023   Phelps Dodge Corp.                                          125,455
    12,519   Placer Dome, Inc.                                           122,686
     1,040   Potlatch Corp.                                               35,786
     6,501   PPG Industries, Inc.                                        341,758
     6,134   Praxair, Inc.                                               288,298
     8,423   Rohm & Hass Co.                                             277,117
     3,229   Sealed Air Corp.*                                           120,280
     6,303   Sherwin-Williams Co.                                        139,927

                       See Notes to Financial Statements.


12 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Materials and Processing -- 2.7% (continued)
     2,959   Sigma Aldrich Corp.                                      $  114,277
     3,371   The Stanley Works                                           141,177
     1,865   Temple-Inland, Inc.                                          99,386
    12,262   Transocean Sedco Forex Inc.                                 505,808
     3,430   USX-U.S. Steel Group, Inc.                                   69,114
     3,858   Vulcan Materials Co.                                        207,367
     3,819   Westvaco Corp.                                               92,764
     8,418   Weyerhaeuser Co.                                            462,737
     4,211   Willamette Industries, Inc.                                 208,445
     3,172   Worthington Industries, Inc.                                 43,139
--------------------------------------------------------------------------------
                                                                      11,861,475
--------------------------------------------------------------------------------
Other Energy -- 1.4%
     9,620   Anadarko Petroleum Corp.                                    519,768
     4,783   Apache Corp.                                                242,737
    12,809   Baker Hughes, Inc.                                          429,102
     8,296   Burlington Resources, Inc.                                  331,425
    11,538   Calpine Corp.*                                              436,136
     4,956   Devon Energy Corp.                                          260,190
    12,473   Dynegy Inc., Class A Shares                                 579,994
     4,480   EOG Resources, Inc.                                         159,264
    17,120   Halliburton Co.                                             609,472
     4,393   Kinder Morgan, Inc.                                         220,748
     2,279   McDermott International, Inc.                                26,550
     5,708   Nabors Industries, Inc.*                                    212,338
     5,144   Noble Drilling Corp.*                                       168,466
     3,073   Power-One, Inc.*                                             51,135
     3,672   Rowan Cos., Inc.*                                            81,151
    22,114   Schlumberger Ltd.                                         1,164,302
     9,601   Union Pacific Corp.                                         527,191
--------------------------------------------------------------------------------
                                                                       6,019,969
--------------------------------------------------------------------------------
Producer Durables -- 9.1%
    33,422   Alcoa Inc.                                                1,316,827
     7,656   Allied Waste Industries, Inc.*                              143,014
     7,413   American Power Conversion Corp.*                            116,755
     3,974   The B.F. Goodrich Co.                                       150,933
    32,238   Boeing Co.                                                1,792,433
    13,266   Caterpillar Inc.                                            663,963
     2,331   Centex Corp.                                                 94,988
     3,655   Cooper Industries, Inc.                                     144,701
    35,491   Corning, Inc.                                               593,055
     2,308   Crane Co.                                                    71,548
     5,512   Danaher Corp.                                               308,672
     9,019   Deere & Co.                                                 341,369
    21,665   Delphi Automotive Systems Corp.                             345,123
     7,867   Dover Corp.                                                 296,193

                       See Notes to Financial Statements.


13 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Producer Durables -- 9.1% (continued)
    16,572   Emerson Electric Co.                                    $ 1,002,606
     2,884   Fluor Corp.                                                 130,213
     7,723   General Dynamics Corp.                                      600,927
   382,808   General Electric Co.                                     18,661,890
    30,810   Honeywell, Inc.                                           1,078,042
    11,659   Illinois Tool Works, Inc.                                   738,015
     6,221   Ingersoll-Rand Co.                                          256,305
     1,726   KB Home                                                      52,073
    16,614   Lockheed Martin Corp.                                       615,549
     1,824   Millipore Corp.                                             113,052
    15,295   Minnesota Mining & Manufacturing Co.                      1,745,159
     3,316   Northrop Grumman Corp.                                      265,612
     4,658   Pall Corp.                                                  109,603
     1,594   Pulte Corp.                                                  67,952
    13,154   Raytheon Co.                                                349,239
     7,007   Rockwell International Corp.                                267,107
     5,512   Textron, Inc.                                               303,380
     6,886   Thermo Electron Corp.*                                      151,630
     2,244   Thomas & Betts Corp.                                         49,525
    74,694   Tyco International Ltd.                                   4,070,823
    18,195   United Technologies Corp.                                 1,332,966
     3,582   W.W. Grainger, Inc.                                         147,435
    24,010   Waste Management, Inc.                                      739,988
--------------------------------------------------------------------------------
                                                                      39,228,665
--------------------------------------------------------------------------------
Technology -- 21.6%
     9,274   Adobe Systems, Inc.                                         435,878
    12,063   Advanced Micro Devices, Inc.*                               348,379
    17,652   Agilent Technologies, Inc.*                                 573,690
    15,294   Altera Corp.*                                               443,526
    13,860   Analog Devices, Inc.*                                       599,445
     3,106   Andrew Corp.*                                                57,306
   170,811   AOL Time Warner Inc.*                                     9,052,983
    13,331   Apple Computer, Inc.*                                       309,946
    31,296   Applied Materials, Inc.*                                  1,536,634
    11,507   Applied Micro Circuits Corp.*                               197,920
     2,224   Autodesk, Inc.                                               82,955
    24,550   Automatic Data Processing Inc.                            1,220,135
    10,839   Avaya Inc.*                                                 148,494
     9,349   BMC Software, Inc.*                                         210,726
     9,478   Broadcom Corp., Class A Shares*                             405,279
    10,306   BroadVision, Inc.*                                           51,530
     7,232   Cabletron Systems, Inc.*                                    165,251
   281,137   Cisco Systems, Inc.*                                      5,116,693
    10,120   Citizens Communications Co.*                                121,744
     7,099   Citrix Systems, Inc.*                                       247,755


                       See Notes to Financial Statements.


14 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Technology -- 21.6% (continued)
    65,383   Compaq Computer Corp.                                   $ 1,012,792
    22,199   Computer Associates International, Inc.                     799,164
     6,463   Computer Sciences Corp.*                                    223,620
    14,281   Compuware Corp.*                                            199,791
     6,414   Comverse Technology, Inc.*                                  369,575
     9,183   Conexant Systems, Inc.*                                      82,188
    99,999   Dell Computer Corp.*                                      2,594,974
    18,093   Electronic Data Systems Corp.                             1,130,812
    84,509   EMC Corp. *                                               2,454,986
    15,281   First Data Corp.                                            981,804
     4,790   Fiserv, Inc.*                                               306,464
    12,366   Gateway, Inc.*                                              203,421
    34,070   Global Crossing Ltd.*                                       294,365
    74,628   Hewlett-Packard Co.                                       2,134,361
   259,930   Intel Corp.                                               7,602,953
    67,794   International Business Machines Corp.                     7,660,722
     7,995   Intuit Inc.*                                                319,720
     7,334   Jabil Circuit, Inc.*                                        226,327
    50,487   JDS Uniphase Corp.*                                         643,709
     7,146   KLA-Tencor Corp.*                                           417,827
     4,884   Lexmark International Group*                                328,449
    12,254   Linear Technology Corp.                                     541,872
    13,956   LSI Logic Corp.*                                            262,373
   131,693   Lucent Technologies, Inc.                                   816,497
    12,493   Maxim Integrated Products, Inc.*                            552,316
     3,125   Mercury Interactive Corp.*                                  187,188
    22,952   Micron Technology, Inc.*                                    943,327
   206,103   Microsoft Corp.*                                         14,963,078
     7,496   Molex, Inc.                                                 273,829
    84,504   Motorola, Inc.                                            1,399,386
     6,794   National Semiconductor Corp.*                               197,841
     3,745   NCR Corp.*                                                  176,015
    12,411   Network Appliance, Inc.*                                    170,031
   122,994   Nortel Networks Corp.                                     1,118,015
    12,115   Novell, Inc.*                                                68,934
     5,420   Novellus Systems, Inc.*                                     307,802
   215,814   Oracle Corp.*                                             4,100,466
    21,580   Palm, Inc.*                                                 130,991
    10,368   Parametric Technology, Inc.*                                145,048
     4,487   Parker-Hannifin Corp.                                       190,428
    11,000   PeopleSoft, Inc.*                                           541,530
     3,868   PerkinElmer, Inc.                                           106,486
     9,737   Pitney Bowes, Inc.                                          410,122
     3,571   QLogic Corp.*                                               230,151
    29,137   QUALCOMM, Inc.*                                           1,703,932
    63,965   Qwest Communications International Inc.*                  2,038,565

                       See Notes to Financial Statements.


15 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------


  SHARES                            SECURITY                            VALUE
================================================================================
Technology -- 21.6% (continued)
     7,235   RadioShack Corp.                                         $  220,668
     5,088   Sabre Holdings Corp. *                                      254,400
    11,878   Sanmina Corp.*                                              278,064
     4,841   Sapient Corp.*                                               47,200
     6,203   Scientific-Atlanta, Inc.                                    251,842
    16,564   Siebel Systems, Inc.*                                       776,852
    24,958   Solectron Corp.*                                            456,731
   125,942   Sun Microsystems, Inc.*                                   1,979,808
     8,509   Symbol Technologies, Inc.                                   188,900
     3,677   Tektronix, Inc.                                              99,831
    15,883   Tellabs, Inc.*                                              306,224
     6,740   Teradyne, Inc.*                                             223,094
    66,984   Texas Instruments, Inc.                                   2,109,996
     4,100   TMP Worldwide Inc.*                                         242,351
    12,203   Unisys Corp.*                                               179,506
    15,810   VERITAS Software Corp.*                                   1,051,839
     7,340   Vitesse Semiconductor Corp.*                                154,434
    25,600   Xerox Corp.                                                 244,992
    12,794   Xilinx, Inc.*                                               527,625
    21,649   Yahoo! Inc.*                                                432,764
--------------------------------------------------------------------------------
                                                                      92,917,637
--------------------------------------------------------------------------------
Utilities -- 8.4%
    30,056   ADC Telecommunications, Inc.*                               198,370
    20,538   The AES Corp.*                                              884,161
     4,752   Allegheny Energy, Inc.                                      229,284
    12,125   ALLTEL Corp.                                                742,778
     5,325   Ameren Corp.                                                227,378
    12,454   American Electric Power, Inc.                               575,001
   133,300   AT&T Corp.                                                2,932,600
    72,328   BellSouth Corp.                                           2,912,649
     5,394   CenturyTel, Inc.                                            163,438
     6,086   Cinergy Corp.                                               212,706
     5,000   CMS Energy Corp.                                            139,250
     8,172   Consolidated Edison, Inc.                                   325,246
     6,260   Constellation Energy Group                                  266,676
     9,261   Dominion Resources, Inc.                                    556,864
     5,557   DTE Energy Co.                                              258,067
    29,630   Duke Energy Corp.                                         1,155,866
    12,650   Edison International                                        141,047
    19,202   El Paso Energy Corp.                                      1,008,873
    28,880   Enron Corp.                                               1,415,120
     8,648   Entergy Corp.                                               331,997
    12,317   Exelon Corp.                                                789,766
     8,668   FirstEnergy Corp.                                           278,763
     6,812   FPL Group, Inc.                                             410,151

                       See Notes to Financial Statements.


16 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Utilities -- 8.4% (continued)
     4,627   GPU, Inc.                                                $  162,639
     5,227   KeySpan Corp.                                               190,681
    13,126   Mirant Corp.*                                               451,534
    29,365   Nextel Communications, Inc.*                                513,887
     6,190   Niagara Mohawk Holdings, Inc.*                              109,501
     1,739   NICOR, Inc.                                                  67,786
     7,814   NiSource Inc.                                               213,557
     2,318   ONEOK, Inc.                                                  45,665
     1,333   Peoples Energy Corp.                                         53,587
    15,122   PG&E Corp.                                                  169,366
     5,584   PPL Corp.                                                   307,120
     7,916   Progress Energy, Inc.                                       355,587
     8,281   Public Service Enterprise Group, Inc.                       404,941
    11,368   Reliant Energy, Inc.                                        366,163
   130,747   SBC Communications, Inc.                                  5,237,725
     7,924   Sempra Energy                                               216,642
    26,024   Southern Co.                                                605,058
    34,060   Sprint Corp. (FON Group)                                    727,522
    35,977   Sprint Corp. (PCS Group)*                                   868,845
     9,954   TXU Corp.                                                   479,683
   104,401   Verizon Communications Inc.                               5,585,454
    18,623   Williams Cos., Inc.                                         613,628
   111,261   WorldCom, Inc.*                                           1,664,465
    13,145   Xcel Energy, Inc.                                           373,975
--------------------------------------------------------------------------------
                                                                      35,941,062
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $457,321,473)                                  424,812,491
================================================================================
   FACE
  AMOUNT                            SECURITY                            VALUE
================================================================================
U.S. TREASURY BILL -- 0.2%
$1,000,000   U.S. Treasury Bill, 0.000% due 9/13/01
             (Cost -- $992,843)                                          992,842
================================================================================
REPURCHASE AGREEMENT -- 0.9%
 3,975,000   J.P. Morgan Chase & Co., 3.600% due 7/2/01;
             Proceeds at maturity -- $3,976,193; (Fully
             collateralized by U.S. Treasury Bonds, 8.750%
             due 11/15/08; Market value -- $4,056,281)
             (Cost-- $3,975,000)                                       3,975,000
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $462,289,316**)                                429,780,333
================================================================================

*     Non-income producing security.
+ A portion of this security has been segregated as collateral for open futures contracts commitments.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


17 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 2001
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $462,289,316)                   $ 429,780,333
  Cash                                                                 806,228
  Receivable for Fund shares sold                                      432,396
  Dividends and interest receivable                                    317,302
  Receivable for securities sold                                       131,231
  Receivable from broker - variation margin                             23,500
  Other receivables                                                    149,824
------------------------------------------------------------------------------
  Total Assets                                                     431,640,814
------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                     528,978
  Payable for Fund shares purchased                                    198,751
  Management fee payable                                                35,604
  Administration fee payable                                            34,472
  Distribution fees payable                                             17,331
  Payable to affiliate                                                  12,940
  Accrued expenses                                                     159,591
------------------------------------------------------------------------------
  Total Liabilities                                                    987,667
------------------------------------------------------------------------------
Total Net Assets                                                 $ 430,653,147
==============================================================================
NET ASSETS:
  Par value of shares of beneficial interest                     $      34,633
  Capital paid in excess of par value                              463,563,085
  Undistributed net investment income                                1,652,310
  Accumulated net realized loss on security transactions
  and futures contracts                                             (2,007,552)
  Net unrealized depreciation of investments and
    futures contracts                                              (32,589,329)
------------------------------------------------------------------------------
Total Net Assets                                                 $ 430,653,147
==============================================================================
Shares Outstanding:
  SB Shares                                                         32,040,730
  ----------------------------------------------------------------------------
  Citi Shares                                                        2,592,537
  ----------------------------------------------------------------------------
Net Asset Value:
  SB Shares (and redemption price)                                      $12.43
  ----------------------------------------------------------------------------
  Citi Shares (and redemption price)                                    $12.46
==============================================================================

                       See Notes to Financial Statements


18 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
  Dividends                                                      $  2,467,468
  Interest                                                            396,940
  Less: Foreign withholding tax                                       (13,580)
-----------------------------------------------------------------------------
  Total Investment Income                                           2,850,828
-----------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                          384,132
  Investment advisory fee (Note 2)                                    313,151
  Administration fee (Note 2)                                         208,767
  Shareholder and system servicing fees                               136,351
  Registration fees                                                    94,005
  Custody                                                              26,675
  Shareholder communications                                           25,000
  Audit and legal                                                      15,171
  Trustees' fees                                                        9,341
  Other                                                                 1,809
-----------------------------------------------------------------------------
  Total Expenses                                                    1,214,402
  Less: Administration fee waiver (Note 2)                            (16,100)
-----------------------------------------------------------------------------
  Net Expenses                                                      1,198,302
-----------------------------------------------------------------------------
Net Investment Income                                               1,652,526
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)        (3,132,415)
    Futures contracts                                               2,030,684
-----------------------------------------------------------------------------
  Net Realized Loss                                                (1,101,731)
-----------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of
  Investments and Futures Contracts:
    Beginning of period                                            (1,759,456)
    End of period                                                 (32,589,329)
-----------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                         (30,829,873)
-----------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                     (31,931,604)
-----------------------------------------------------------------------------
Decrease in Net Assets From Operations                           $(30,279,078)
=============================================================================

                       See Notes to Financial Statements.


19 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000

                                                      2001             2000
================================================================================
OPERATIONS:
  Net investment income                            $ 1,652,526     $ 2,474,585
  Net realized gain (loss)                          (1,101,731)      2,455,565
  Increase in net unrealized depreciation          (30,829,873)    (39,811,091)
--------------------------------------------------------------------------------
  Decrease in Net Assets From Operations           (30,279,078)    (34,880,941)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     --      (2,474,566)
  Net realized gains                                        --      (3,560,877)
  Capital                                                   --         (14,475)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                             --      (6,049,918)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                 134,566,303     267,298,274
  Net asset value of shares issued for
    reinvestment of dividends                               --       5,770,151
  Cost of shares reacquired                        (60,067,286)   (118,764,879)
--------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share
    Transactions                                    74,499,017    154,303,546
--------------------------------------------------------------------------------
Increase in Net Assets                              44,219,939     113,372,687

NET ASSETS:
  Beginning of period                              386,433,208     273,060,521
--------------------------------------------------------------------------------
  End of period*                                  $430,653,147    $386,433,208
================================================================================
* Includes undistributed (overdistributed)
  net investment income of:                         $1,652,310           $(216)
================================================================================

                       See Notes to Financial Statements.


20 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney S&P 500 Index Fund ("Fund") is a separate investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and six other funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney Mid Cap Core Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney International Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports. The financial highlights and other pertinent information for the Smith Barney S&P 500 Index Fund -- Citi Shares are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;


21 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000 reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment;
(j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2. Investment Advisory Agreement, Administration
   Agreement and Other Transactions

Travelers Investment Management Company, ("TIMCO"), a wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays TIMCO an advisory fee calculated at an annual rate of 0.15% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, another subsidiary of Citigroup, acts as administrator to the Fund. The Fund pays SBFM an administration fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended June 30, 2001, SBFM waived a portion of its administration fees amounting to $16,100.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended June 30, 2001, the Fund paid transfer agent fees of $85,356, to CFTC.


22 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the six months ended June 30, 2001, there were no brokerage commissions paid to SSB.

Pursuant to a Distribution Plan, the Fund pays SSB a service fee calculated at an annual rate of 0.20% of the average daily net assets for SB shares.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $ 95,443,758
--------------------------------------------------------------------------------
Sales                                                                  5,013,465
================================================================================

At June 30, 2001 the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 35,583,233
Gross unrealized depreciation                                       (68,092,216)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(32,508,983)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


23 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2001, the Fund did not enter into any written covered call or put option contracts.


24 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 2001, the Fund had the following open futures contracts:

                # of                         Basis       Market     Unrealized
          Contracts to Buy   Expiration      Value        Value        Loss
================================================================================
S&P 500          20            9/15/01    $6,238,346   $6,158,000    $(80,346)
================================================================================

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2001, the Fund did not hold any securities on loan.


25 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

8. Shares of Beneficial Interest

At June 30, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At June 30, 2001, total paid-in capital amounted to the following for each class:

                                       SB Shares              Citi Shares
================================================================================
Total Paid-In Capital                $428,004,512             $35,593,206
================================================================================

Transactions in shares of the Fund were as follows:

                                       Six Months Ended                      Year Ended
                                         June 30, 2001                   December 31, 2000
                                     ----------------------            -----------------------
                                     Shares          Amount            Shares           Amount
================================================================================================
SB Shares*
Shares sold                         9,065,298    $ 116,733,941       15,684,936    $ 226,996,751
Shares issued on reinvestment              --               --          390,495        5,250,852
Shares reacquired                  (3,748,602)     (47,469,419)      (6,179,929)     (89,480,683)
------------------------------------------------------------------------------------------------
Net Increase                        5,316,696    $  69,264,522        9,895,502    $ 142,766,920
================================================================================================
Citi Shares**
Shares sold                         1,430,161    $  17,832,362        2,722,012    $  40,301,522
Shares issued on reinvestment              --               --           38,545          519,299
Shares reacquired                  (1,000,690)     (12,597,867)      (1,971,517)     (29,284,195)
------------------------------------------------------------------------------------------------
Net Increase                          429,471    $   5,234,495          789,040    $  11,536,626
================================================================================================

*  On September 5, 2000, Class A shares were renamed SB Shares.
** On September 5, 2000, Class D shares were renamed Citi Shares.


26 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SB Shares(1)                              2001(2)(3)        2000(3)        1999(3)(4)      1999(5)         1998(6)
=====================================================================================================================
Net Asset Value,
  Beginning Period                         $ 13.38         $ 15.00         $ 14.24         $ 11.98         $ 10.00
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
Net investment income(7)                      0.05            0.10            0.01            0.12            0.05
Net realized and unrealized
    gain (loss)                              (1.00)          (1.51)           0.83            2.27            1.93
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                                 (0.95)          (1.41)           0.84            2.39            1.98
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --           (0.08)          (0.08)          (0.06)             --
  Net realized gains                            --           (0.13)             --           (0.07)             --
  Capital                                       --           (0.00)*            --              --              --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                             --           (0.21)          (0.08)          (0.13)             --
---------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                            $ 12.43         $ 13.38         $ 15.00         $ 14.24         $ 11.98
---------------------------------------------------------------------------------------------------------------------
Total Return                                 (7.10)%++       (9.39)%          5.88%++        19.96%          19.80%++
---------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)                    $398,349        $357,465        $252,435        $223,787         $55,187
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(7)(8)                              0.59%+          0.59%           0.60%+          0.59%           0.59%+
  Net investment income                       0.77+           0.68            0.67+           0.83            1.05+
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          1%              4%              0%              6%              4%
=====================================================================================================================

(1)   On September 5, 2000, Class A shares were renamed SB shares.
(2)   For the six months ended June 30, 2001 (unaudited).
(3) Per share amounts have been calculated using the monthly average shares method.
(4) For the period from December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the Fund.
(5)   For the year ended November 30, 1999.
(6)   For the period from January 5, 1998 (inception date) to November 30, 1998.
(7) The administrator has agreed to waive all or a portion of its fees for the six months ended June 30, 2001, the year ended December 31, 2000, the period ended December 31, 1999, the year ended November 30, 1999 and for the period ended November 30, 1998. In addition, the administrator agreed to reimburse expenses of $15,109 and $177,520 for the periods ended December 31, 1999 and November 30, 1998, respectively. If these fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratio would have been as follows:

                          Per Share Decreases to         Expense Ratios Without
                           Net Investment Income        Waiver and Reimbursement
                          ------------------------------------------------------
      2001                        $0.00*                          0.60%+
      2000                         0.00*                          0.59
      1999(4)                      0.00*                          0.77+
      1999(5)                      0.01                           0.68
      1998                         0.04                           1.42+

(8) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.59%.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


27 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

SMITH BARNEY
S&P 500 INDEX FUND

TRUSTEES

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon,
  Chairman
Cornelius C. Rose, Jr.
James J. Crisona, Emeritus

OFFICERS

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Sandip A. Bhagat, CFA
Vice President and
Investment Officer

John Lau
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Travelers Investment
Management Co.

ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

Boston Financial Data Services
P.O. Box 9083
Boston, Massachusetts
02205-9083

Smith Barney S&P 500 Index Fund

This report is submitted for general information of the shareholders of Smith Barney S&P 500 Index Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

Smith Barney S&P 500 Index Fund
Smith Barney Mutual Funds
7 World Trade Center
New York, New York 10048

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds
1
        SALOMON SMITH BARNEY
----------------------------
A member if citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02355 8/01

--------------------------------------------------------------------------------
                                      CITI
                              S&P 500 INDEX shares
            A Class of Shares of the Smith Barney S&P 500 Index Fund
--------------------------------------------------------------------------------

         SPECIAL DISCIPLINE SERIES | SEMI-ANNUAL REPORT | JUNE 30, 2001

            [LOGO SMITH BARNEY MUTUAL FUNDS] Smith Barney
                                             Mutual Funds
                 Your Serious Money Professionally Managed.(SM)

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO OMITTED]         [PHOTO OMITTED]                    [PHOTO OMITTED]
HEATH MCLENDON          SANDIP A. BHAGAT, CFA              JOHN LAU
Chairman                Vice President and                 Investment Officer
                        Investment Officer

Dear Shareholder:

We are pleased to present the semi-annual report for the Smith Barney S&P 500 Index Fund ("Fund") for the period ended June 30, 2001. In this report, we highlight the economic environment over this period and discuss investment performance and strategy in the context of prevailing market conditions. We hope you find this report to be useful and informative.

Economic and Market Conditions

The performance of the U.S. equity market in both the first and second quarters of 2001 reflected the tug-of-war that is underway between declining interest rates on one side and declining earnings expectations on the other. Aggressive easing by the U.S. Federal Reserve Board ("Fed") sparked a rally in the stock market in both January and April but then a slew of downward earnings revisions sent stock prices sharply lower in February, March, May and June.

The U.S. economy is in the throes of an inventory correction that is severely affecting manufacturing industries. Advances in information technology that have been put in place in the past several years now allow companies to respond more quickly to a fall off in demand.

The Fed responded in kind to the more condensed time frame of inventory adjustment. In early January and again in late January, the Fed lowered its target for the federal funds rate by 50 basis points(1) each. During the period, the Fed cut rates six times by a total of 275 basis points. This rapid decline in interest rates within such a short period of time represents a much more aggressive response than what had become the norm under Alan Greenspan's tenure as Fed chairman.

After surging in the first month of each of the two quarters this year, the stock market was hit hard by a barrage of earnings disappointments and profit warnings, especially from the technology sector. With no immediate relief in sight from either lower interest rates or improving earnings visibility, stocks fell into a downward spiral.


----------
(1)   A basis point is 0.01% or one one-hundredth of a percent.


1  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

The trend continued as the second quarter drew to a close with several blue chip companies guiding earnings estimates lower. The bad news ranged from an unexpected profit warning from drug manufacturer Merck(2) in an industry which is normally impervious to economic conditions to McDonald's(2) which registered its third consecutive miss.

Large cap stocks generally underperformed small cap stocks in the first half of 2001 while growth stocks also generally performed poorly. During the first six months of 2001, the Standard & Poor's 500 Index ("S&P 500 Index")(3) returned negative 6.7% while the Russell 2000 Index(4) produced a return of 6.9%. The Standard & Poor's Barra Value Index ("S&P Barra Value") was essentially unchanged and significantly outperformed the Standard & Poor's Barra Growth Index ("S&P Barra Growth") return of negative 11.40%.

Investment Strategy and Performance

The Fund is designed to provide investment results that before fees and expenses, correspond to the price and yield performance of the S&P 500 Index. The Fund will hold a broadly diversified portfolio of common stocks that is comparable to the S&P 500 Index in terms of economic sector weightings, market capitalization and liquidity. The Fund, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing.

The Fund performed in line with the S&P 500 Index after taking into account the impact of trading costs, fees and expenses. Net of fees and expenses, Citi Shares of the Fund produced a total return of negative 6.95% in the six-month period ended in June 30, 2001 compared to the negative 6.69% total return of the S&P 500 Index for the same period. Past performance is not indicative of future results.

----------

(2) Please note that the Fund may not currently be and may never have, invested in Merck or McDonald's.

(3) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(4) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

(5) The S&P Barra Value is a capitalization-weighted index composed of stocks of the S&P 500 with higher book-to-price ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index.

(6) The S&P Barra Growth is a capitalization-weighted index composed of stocks of the S&P 500 with lower book-to-price ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index.


2  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

Outlook

While the U.S. economy remains mired in a sluggish slowdown, there is some hope that the second quarter may mark the low point of this cycle. We believe the Fed's easing monetary policy, along with the tax cuts signed by President Bush, should reinvigorate the U.S. economy in the coming months ahead. In the meantime, however, the U.S. stock market continues to experience a high level of volatility as hopes of a recovery based on monetary and fiscal stimulus clash with ongoing evidence of weak corporate profits and lack of earnings visibility in the intermediate term.

Thank you for your investment in the Smith Barney S&P 500 Index Fund.

Sincerely,

/s/ Heath McLendon                     /s/ Sandip A. Bhagat

Heath McLendon                         Sandip A. Bhagat, CFA
Chairman                               Vice President and
                                       Investment Officer

/s/ John Lau

John Lau
Investment Officer


July 19, 2001

                                ---------------

"Standard & Poor's,(R)" "S&P(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

                                 --------------

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 17 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.


3  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance--Smith Barney S&P 500 Index Shares(1)
--------------------------------------------------------------------------------

                              Net Asset Value
                           ---------------------
                           Beginning      End         Income   Capital Gain    Return         Total
Period Ended               of Period   of Period     Dividend  Distribution   of Capital     Returns+
-------------------------------------------------------------------------------------------------------
6/30/01                     $13.39       $12.46        $0.00       $0.00       $0.00          (6.95)%++
-------------------------------------------------------------------------------------------------------
12/31/00                     15.01        13.39         0.11        0.13        0.00#         (9.20)
-------------------------------------------------------------------------------------------------------
12/31/99*                    14.28        15.01         0.11        0.00        0.00           5.91++
-------------------------------------------------------------------------------------------------------
11/30/99                     11.99        14.28         0.07        0.07        0.00          20.29
-------------------------------------------------------------------------------------------------------
Inception**-11/30/98         11.00        11.99         0.00        0.00        0.00           9.00++
=======================================================================================================
Total                                                  $0.29       $0.20       $0.00
=======================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

Six Months Ended 6/30/01++                                               (6.95)%
--------------------------------------------------------------------------------
Year Ended 6/30/01                                                      (15.08)
--------------------------------------------------------------------------------
Inception** through 6/30/01                                               5.66
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns+
--------------------------------------------------------------------------------

Inception** through 6/30/01                                              17.33%
================================================================================

(1) On September 5, 2000, Class D shares were renamed Citi S&P 500 Index Shares ("Citi Shares").

#     Amount represents less than $0.01 per share.

* For the period December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the Fund.

**    Inception date for Citi Shares is August 4, 1998.

+     Assumes reinvestment of all dividends and capital gain distributions.

++ Total return is not annualized, as it may not be representative of the total return for the year.


4  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Citi Shares of
                     the Smith Barney S&P 500 Index Fund vs.
                           Standard & Poor's 500 Index

--------------------------------------------------------------------------------
                            January 1998 -- June 2001

  [The following table was depicted as a line chart in the printed material.]

                              Smith Barney              Standard & Poor's
                           S&P 500 Index Fund                Index Fund
                           ------------------                ----------
   8/4/98                         10000                         10000
    12/98                         11543                         11532
     6/99                         12914                         12960
    12/99                         13885                         13958
     6/00                         13816                         13898
    12/00                         12608                         12687
6/30/2001                         11733                         11838


+ Hypothetical illustration of $10,000 invested in Citi shares at inception on August 4, 1998, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The S&P 500 Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's SB shares may be greater or less than the Citi shares' performance indicated on this chart, depending on whether greater or lesser expenses were incurred by the Fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


5  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
COMMON STOCK -- 98.9%
Auto and Transportation -- 1.9%
     5,806   AMR Corp.*                                            $  209,771
    15,534   Burlington Northern Santa Fe Corp.                       468,661
     2,679   Cooper Tire & Rubber Co.                                  38,042
     8,218   CSX Corp.                                                297,820
     1,545   Cummins Inc.                                              59,791
     5,785   Dana Corp.                                               135,022
     4,737   Delta Air Lines, Inc.                                    208,807
     2,656   Eaton Corp.                                              186,186
    11,439   FedEx Corp.*                                             459,848
    71,648   Ford Motor Co.                                         1,758,958
    21,146   General Motors Corp.                                   1,360,745
     6,688   Genuine Parts Co.                                        210,672
     6,158   The Goodyear Tire & Rubber Co.                           172,424
    11,677   Harley-Davidson, Inc.                                    549,753
     3,355   ITT Industries, Inc.                                     148,459
     3,345   Johnson Controls, Inc.                                   242,412
     2,359   Navistar International Corp.*                             66,359
    14,803   Norfolk Southern Corp.                                   306,422
     2,966   PACCAR Inc.                                              152,512
     2,213   Ryder System, Inc.                                        43,375
     2,302   Snap-On Inc.                                              55,616
    29,395   Southwest Airlines Co.                                   543,514
     2,235   The Timken Co.                                            37,861
     4,823   TRW Inc.                                                 197,743
     2,532   US Airways Group, Inc.*                                   61,528
     4,987   Visteon Corp.                                             91,661
--------------------------------------------------------------------------------
                                                                    8,063,962
--------------------------------------------------------------------------------
Consumer Discretionary -- 12.8%
     2,200   Alberto Culver Co., Class B Shares                        92,488
    15,737   Albertson's, Inc.                                        471,953
     2,522   American Greetings Corp., Class A Shares                  27,742
     4,340   AutoZone, Inc.*                                          162,750
     9,161   Avon Products, Inc.                                      423,971
    11,050   Bed Bath and Beyond Inc.*                                331,500
     8,032   Best Buy Co., Inc.*                                      510,193
     3,370   Brunswick Corp.                                           80,981
    22,639   Carnival Corp.                                           695,017
    29,675   Cendant Corp.*                                           578,662
     6,480   Cintas Corp.                                             299,700
     7,934   Circuit City Stores-Circuit City Group                   142,812
    22,569   Clear Channel Communications, Inc.*                    1,415,076
     9,151   Clorox Co.                                               309,761
    22,105   Colgate Palmolive Co.                                  1,303,974
    36,281   Comcast Corp., Class A Shares*                         1,574,595

                       See Notes to Financial Statements.


6  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Consumer Discretionary -- 12.8% (continued)
    17,310   Costco Wholesale Corp.*                               $  711,095
    15,148   CVS Corp.                                                584,713
     4,711   Darden Restaurants, Inc.                                 131,437
     2,756   Deluxe Corp.                                              79,648
     3,389   Dillard's, Inc., Class A Shares                           51,750
    12,823   Dollar General Corp.                                     250,048
     3,342   Dow Jones & Co., Inc.                                    199,551
    11,605   Eastman Kodak Co.                                        541,721
     7,678   Federated Department Stores, Inc.*                       326,315
    10,181   Gannett Co.                                              670,928
    32,890   The Gap, Inc.                                            953,810
    40,760   The Gillette Co.                                       1,181,632
     2,790   Harcourt General, Inc.                                   162,350
     4,519   Harrah's Entertainment, Inc.*                            159,521
     6,663   Hasbro, Inc.                                              96,280
    14,176   Hilton Hotels Corp.                                      164,442
    89,473   Home Depot, Inc.                                       4,164,968
     3,849   International Flavors & Fragrances, Inc.                  96,725
    13,939   The Interpublic Group Cos., Inc.                         409,110
    10,191   J.C. Penney Co., Inc.                                    268,635
    20,631   Kimberly-Clark Corp.                                   1,153,273
    18,708   Kmart Corp.*                                             214,581
     2,796   Knight Ridder, Inc.                                      165,803
    12,790   Kohl's Corp.*                                            802,317
    31,653   Kroger Co.*                                              791,325
    16,496   The Limited, Inc.                                        272,514
     2,021   Liz Claiborne, Inc.                                      101,959
     1,355   Longs Drug Stores Corp.                                   29,200
    14,801   Lowe's Cos., Inc.                                      1,073,813
     9,277   Marriott International Inc., Class A Shares              439,173
    16,596   Mattel, Inc.                                             313,996
    11,487   May Department Stores Co.                                393,545
     3,036   Maytag Corp.                                              88,833
    50,708   McDonald's Corp.                                       1,372,158
     7,578   McGraw Hill, Inc.                                        501,285
     1,896   Meredith Corp.                                            67,896
     1,570   National Service Industries, Inc.                         35,435
     2,379   The New Dun & Bradstreet Corp.*                           67,088
     6,233   The New York Times Co., Class A Shares                   261,786
    10,294   Newell Rubbermaid Inc.                                   258,379
    10,449   Nike Inc., Class B Shares                                438,754
     5,076   Nordstrom, Inc.                                           94,160
    11,673   Office Depot, Inc.*                                      121,166
     6,860   Omnicom Group, Inc.                                      589,960
     6,248   Pactiv Corp.*                                             83,723
    50,229   The Procter & Gamble Co.                               3,204,610

                       See Notes to Financial Statements.


7  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Consumer Discretionary -- 12.8% (continued)
     4,782   R.R. Donnelley & Sons Co.                             $  142,025
     2,145   Reebok International Ltd.*                                68,533
     6,790   Robert Half International Inc.*                          169,003
    12,959   Sears Roebuck & Co.                                      548,295
    17,590   Staples, Inc.*                                           281,264
    14,734   Starbucks Corp.*                                         338,882
     7,432   Starwood Hotels & Resorts Worldwide, Inc.                277,065
     5,197   SUPERVALU, Inc.                                           91,207
    34,632   Target Corp.                                           1,198,267
     5,626   Tiffany & Co.                                            203,774
    10,795   TJX Cos., Inc.                                           344,037
     7,553   Toys "R" Us, Inc.*                                       186,937
    11,717   Tribune Co.                                              468,797
     5,626   Tricon Global Resturants, Inc.*                          246,981
     2,170   Tupperware Corp.                                          50,843
    22,106   Unilever NV                                            1,316,854
     8,005   Univision Communications Inc.*                           342,454
     4,380   VF Corp.                                                 159,344
    67,394   Viacom, Inc., Class B Shares *                         3,487,640
   172,534   Wal-Mart Stores, Inc.                                  8,419,659
    39,270   Walgreen Co.                                           1,341,071
    80,350   Walt Disney Co.                                        2,321,311
     4,415   Wendy's International, Inc.                              112,759
     2,589   Whirlpool Corp.                                          161,813
     5,343   Winn-Dixie Stores Inc.                                   139,613
--------------------------------------------------------------------------------
                                                                   54,981,014
--------------------------------------------------------------------------------
Consumer Staples -- 4.8%
     1,422   Adolph Coors Co., Class B Shares                          71,356
    34,862   Anheuser-Busch Co., Inc.                               1,436,314
    24,356   Archer-Daniels-Midland Co.                               316,628
     2,635   Brown-Forman Corp., Class B Shares                       168,482
    16,278   Campbell Soup Co.                                        419,158
    96,050   The Coca-Cola Co.                                      4,322,250
    16,259   Coca-Cola Enterprises Inc.                               265,835
    20,768   ConAgra, Inc.                                            411,414
     5,925   Fortune Brands, Inc.                                     227,283
    10,985   General Mills, Inc.                                      480,923
    13,455   H.J. Heinz Co.                                           550,175
     5,281   Hershey Foods Corp.                                      325,891
    15,625   Kellogg Co.                                              453,125
     7,624   Loews Corp.                                              491,214
     5,490   Pepsi Bottling Group, Inc.                               220,149
    55,810   PepsiCo, Inc.                                          2,466,802
    85,924   Phillip Morris Cos., Inc.                              4,360,643
     5,091   Quaker Oats Co.                                          464,554

                       See Notes to Financial Statements.


8  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------


  SHARES                            SECURITY                            VALUE
================================================================================
Consumer Staples -- 4.8% (continued)
    11,908   Ralston-Ralston Purina Group                          $  357,478
    19,379   Safeway, Inc.*                                           930,192
    30,379   Sara Lee Corp.                                           575,378
    26,116   SYSCO Corp.                                              709,049
     6,334   UST, Inc.                                                182,799
     8,684   Wm. Wrigley Jr. Co.                                      406,845
--------------------------------------------------------------------------------
                                                                   20,613,937
--------------------------------------------------------------------------------
Finance -- 18.2%
    20,518   AFLAC, Inc.                                              646,112
    28,263   Allstate Corp.                                         1,243,289
     4,034   Ambac Financial Group, Inc.                              234,779
    51,349   American Express Co.                                   1,992,341
    19,454   American General Corp.                                   903,638
    89,899   American International Group, Inc.                     7,731,314
    14,531   AmSouth Bancorporation                                   268,678
     9,940   Aon Corp.                                                347,900
    62,914   Bank of America Corp.                                  3,776,727
    28,625   The Bank of New York Co., Inc.                         1,374,000
    44,652   Bank One Corp.                                         1,598,542
    15,542   BB&T Corp.                                               570,391
     4,103   Bear Stearns Cos. Inc.                                   241,954
     7,575   Capital One Financial Corp.                              454,500
    53,395   The Charles Schwab Corp.                                 816,943
     8,108   Charter One Financial, Inc.                              258,645
     6,758   Chubb Corp.                                              523,272
     5,917   CIGNA Corp.                                              566,967
     6,206   Cincinnati Financial Corp.                               245,137
   194,049   Citigroup, Inc.                                       10,253,549
     6,872   Comerica, Inc.                                           395,827
     9,420   Concord EFS, Inc.*                                       489,934
    12,494   Conseco, Inc.                                            170,543
     6,682   Convergys Corp.*                                         202,130
     4,512   Countrywide Credit Industries, Inc.                      207,011
     5,522   Equifax, Inc.                                            202,547
    38,900   Fannie Mae                                             3,312,335
    21,973   Fifth Third Bancorp                                    1,319,479
    37,850   First Union Corp.                                      1,322,479
    41,842   FleetBoston Financial Corp.                            1,650,667
    10,165   Franklin Resources, Inc.                                 465,252
    26,877   Freddie Mac                                            1,881,390
     6,111   Golden West Financial Corp.                              392,571
     3,518   H&R Block, Inc.                                          227,087
     9,144   Hartford Financial Services, Inc.                        625,450
    18,210   Household International, Inc.                          1,214,607
     9,714   Huntington Bancshares Inc.                               158,824

                       See Notes to Financial Statements.


9  Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Finance  -- 18.2% (continued)
    76,437   J.P. Morgan & Co., Inc.                             $  3,409,090
     5,947   Jefferson Pilot Corp.                                    287,335
    16,501   Keycorp                                                  429,851
     9,665   Lehman Brothers Holdings, Inc.                           751,454
     7,382   Lincoln National Corp.                                   382,018
    10,616   Marsh & McLennan Cos., Inc.                            1,072,216
     5,733   MBIA, Inc.                                               319,213
    32,874   MBNA Corp.                                             1,083,198
    18,881   Mellon Financial Corp.                                   868,526
    31,222   Merrill Lynch & Co., Inc.                              1,849,903
    29,595   MetLife, Inc.                                            916,853
     4,140   MGIC Investment Corp.                                    300,730
     6,316   Moody's Corp.                                            211,586
    43,162   Morgan Stanley Dean Witter & Co.                       2,772,295
    23,566   National City Corp.                                      725,361
     8,545   Northern Trust Corp.                                     534,062
    14,408   Paychex, Inc.                                            576,320
     3,258   Pinnacle West Capital Corp.                              154,429
    11,168   PNC Financial Services Group                             734,743
     2,843   The Progressive Corp.                                    384,345
    11,023   Providian Financial Corp.                                652,562
     9,327   Regions Financial Corp.                                  298,464
     4,971   SAFECO Corp.                                             146,644
    13,036   SouthTrust Corp.                                         338,936
     8,397   St. Paul Cos.                                            425,644
    12,460   State Street Corp.                                       616,645
     8,589   Stilwell Financial, Inc.                                 288,247
    11,468   SunTrust Banks, Inc.                                     742,897
    11,050   Synovus Financial Corp.                                  346,749
     4,641   T. Rowe Price Group Inc.                                 173,527
     4,894   Torchmark Corp.                                          196,788
    74,532   U.S. Bancorp                                           1,698,584
     6,351   USA Education Inc.                                       463,623
     5,322   Union Planters Corp.                                     232,039
     9,260   UnumProvident Corp.                                      297,431
     8,090   Wachovia Corp.                                           575,604
    33,717   Washington Mutual, Inc.                                1,266,073
    66,017   Wells Fargo & Co.                                      3,065,169
     3,600   Zion Bancorporation                                      212,400
-------------------------------------------------------------------------------
                                                                   78,088,365
-------------------------------------------------------------------------------
Healthcare -- 12.7%
    59,714   Abbott Laboratories                                    2,866,869
     5,583   AETNA, Inc.*                                             144,432
     5,092   Allergan, Inc.                                           435,366
    50,658   American Home Products Corp.                           2,960,454

                       See Notes to Financial Statements.

10 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Healthcare -- 12.7% (continued)
    40,255   Amgen, Inc.*                                         $ 2,442,673
     8,121   Applera Corp.-Applied Biosystems Group                   217,237
     2,030   Bausch & Lomb, Inc.                                       73,567
    22,680   Baxter International, Inc.                             1,111,320
     9,919   Becton Dickinson & Co.                                   355,001
     5,687   Biogen, Inc.*                                            309,145
     6,934   Biomet, Inc.                                             333,248
    15,590   Boston Scientific Corp.*                                 265,030
    75,563   Bristol-Myers Squibb & Co.                             3,951,945
     1,967   C.R. Bard, Inc.                                          112,021
    16,247   Cardinal Health, Inc.                                  1,121,043
     7,428   Chiron Corp.*                                            378,828
    43,554   Eli Lilly & Co.                                        3,222,996
     6,822   Forest Laboratories, Inc., Class A Shares*               484,362
    11,879   Guidant Corp.*                                           427,644
    21,378   HCA-The Healthcare Corp.                                 966,072
    14,992   HealthSouth Corp.*                                       239,422
     6,453   Humana, Inc.*                                             63,562
    11,287   IMS Health, Inc.                                         321,680
   116,446   Johnson & Johnson                                      5,822,314
     6,490   King Pharmaceuticals, Inc.*                              348,838
     4,029   Manor Care, Inc.*                                        127,921
    11,004   McKesson HBOC, Inc.                                      408,468
     8,173   MedImmune, Inc.*                                         385,766
    46,428   Medtronic, Inc.                                        2,136,152
    89,082   Merck & Co., Inc.                                      5,693,231
   243,741   Pfizer, Inc.                                           9,761,827
    49,806   Pharmacia Corp.                                        2,288,586
     4,525   Quintiles Transnational Corp.*                           114,256
    56,469   Schering Plough Corp.                                  2,046,437
     3,300   St. Jude Medical, Inc.*                                  198,000
     7,557   Stryker Corp.                                            414,501
    12,395   Tenet Healthcare Corp.*                                  639,458
    12,321   UnitedHealth Group Inc.                                  760,822
     3,971   Watson Pharmaceuticals, Inc.*                            244,772
     2,413   WellPoint Health Networks, Inc.*                         227,401
--------------------------------------------------------------------------------
                                                                   54,422,667
--------------------------------------------------------------------------------
Integrated Oil -- 5.3%
     3,401   Amerada Hess Corp.                                       274,801
     2,695   Ashland, Inc.                                            108,069
    24,812   Chevron Corp.                                          2,245,486
   132,816   Exxon Mobil Corp.                                     11,601,478
     3,651   Kerr-McGee Corp.                                         241,952
    14,255   Occidental Petroleum Corp.                               379,040
     9,858   Phillips Petroleum Co.                                   561,906

                       See Notes to Financial Statements.


11 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Integrated Oil -- 5.3% (continued)
    82,480   Royal Dutch Petroleum Co.                            $ 4,806,110
     3,273   Sunoco, Inc.                                             119,890
    21,250   Texaco, Inc.                                           1,415,250
     5,550   Tosco Corp.                                              244,478
     9,362   Unocal Corp.                                             319,712
    12,049   USX Marathon Group, Inc.                                 355,566
--------------------------------------------------------------------------------
                                                                   22,673,738
--------------------------------------------------------------------------------
Materials and Processing -- 2.7%
     8,851   Air Products and Chemicals, Inc.                         404,933
    12,262   Alcan Aluminium Ltd.                                     515,249
     3,129   Allegheny Technologies, Inc.                              56,604
     4,246   Avery Dennison Corp.                                     216,758
     1,053   Ball Corp.                                                50,081
    15,293   Barrick Gold Corp.                                       231,689
     2,104   Bemis, Inc.                                               84,518
     3,135   Black & Decker Corp.                                     123,707
     2,267   Boise Cascade Corp.                                       79,730
    24,035   Conoco Inc.                                              694,606
    34,673   Dow Chemical Corp.                                     1,152,877
    40,248   E.I. du Pont de Nemours & Co.                          1,941,550
     2,974   Eastman Chemical Co.                                     141,652
     4,899   Ecolab, Inc.                                             200,712
     4,914   Engelhard Corp.                                          126,732
     1,188   FMC Corp.*                                                81,449
     5,865   Freeport-McMoRan Copper & Gold, Inc.*                     64,808
     8,741   Georgia Pacific Corp.                                    295,883
     1,891   Great Lakes Chemical Corp.                                58,337
     4,060   Hercules, Inc.                                            45,878
    10,249   Homestake Mining Co.                                      79,430
     7,007   Inco Ltd.*                                               120,941
    18,544   International Paper Co.                                  662,021
     7,503   Leggett & Platt, Inc.                                    165,291
     3,912   Louisiana Pacific Corp.                                   45,888
    17,319   Masco Corp.                                              432,282
     3,898   Mead Corp.                                               105,792
     7,522   Newmont Mining Corp.                                     139,984
     2,998   Nucor Corp.                                              146,572
     3,023   Phelps Dodge Corp.                                       125,455
    12,519   Placer Dome, Inc.                                        122,686
     1,040   Potlatch Corp.                                            35,786
     6,501   PPG Industries, Inc.                                     341,758
     6,134   Praxair, Inc.                                            288,298
     8,423   Rohm & Hass Co.                                          277,117
     3,229   Sealed Air Corp.*                                        120,280
     6,303   Sherwin-Williams Co.                                     139,927

                       See Notes to Financial Statements.


12 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Materials and Processing -- 2.7% (continued)
     2,959   Sigma Aldrich Corp.                                   $  114,277
     3,371   The Stanley Works                                        141,177
     1,865   Temple-Inland, Inc.                                       99,386
    12,262   Transocean Sedco Forex Inc.                              505,808
     3,430   USX-U.S. Steel Group, Inc.                                69,114
     3,858   Vulcan Materials Co.                                     207,367
     3,819   Westvaco Corp.                                            92,764
     8,418   Weyerhaeuser Co.                                         462,737
     4,211   Willamette Industries, Inc.                              208,445
     3,172   Worthington Industries, Inc.                              43,139
--------------------------------------------------------------------------------
                                                                   11,861,475
--------------------------------------------------------------------------------
Other Energy -- 1.4%
     9,620   Anadarko Petroleum Corp.                                 519,768
     4,783   Apache Corp.                                             242,737
    12,809   Baker Hughes, Inc.                                       429,102
     8,296   Burlington Resources, Inc.                               331,425
    11,538   Calpine Corp.*                                           436,136
     4,956   Devon Energy Corp.                                       260,190
    12,473   Dynegy Inc., Class A Shares                              579,994
     4,480   EOG Resources, Inc.                                      159,264
    17,120   Halliburton Co.                                          609,472
     4,393   Kinder Morgan, Inc.                                      220,748
     2,279   McDermott International, Inc.                             26,550
     5,708   Nabors Industries, Inc.*                                 212,338
     5,144   Noble Drilling Corp.*                                    168,466
     3,073   Power-One, Inc.*                                          51,135
     3,672   Rowan Cos., Inc.*                                         81,151
    22,114   Schlumberger Ltd.                                      1,164,302
     9,601   Union Pacific Corp.                                      527,191
--------------------------------------------------------------------------------
                                                                    6,019,969
--------------------------------------------------------------------------------
Producer Durables -- 9.1%
    33,422   Alcoa Inc.                                             1,316,827
     7,656   Allied Waste Industries, Inc.*                           143,014
     7,413   American Power Conversion Corp.*                         116,755
     3,974   The B.F. Goodrich Co.                                    150,933
    32,238   Boeing Co.                                             1,792,433
    13,266   Caterpillar Inc.                                         663,963
     2,331   Centex Corp.                                              94,988
     3,655   Cooper Industries, Inc.                                  144,701
    35,491   Corning, Inc.                                            593,055
     2,308   Crane Co.                                                 71,548
     5,512   Danaher Corp.                                            308,672
     9,019   Deere & Co.                                              341,369
    21,665   Delphi Automotive Systems Corp.                          345,123
     7,867   Dover Corp.                                              296,193

                       See Notes to Financial Statements.


13 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Producer Durables -- 9.1% (continued)
    16,572   Emerson Electric Co.                                 $ 1,002,606
     2,884   Fluor Corp.                                              130,213
     7,723   General Dynamics Corp.                                   600,927
   382,808   General Electric Co.                                  18,661,890
    30,810   Honeywell, Inc.                                        1,078,042
    11,659   Illinois Tool Works, Inc.                                738,015
     6,221   Ingersoll-Rand Co.                                       256,305
     1,726   KB Home                                                   52,073
    16,614   Lockheed Martin Corp.                                    615,549
     1,824   Millipore Corp.                                          113,052
    15,295   Minnesota Mining & Manufacturing Co.                   1,745,159
     3,316   Northrop Grumman Corp.                                   265,612
     4,658   Pall Corp.                                               109,603
     1,594   Pulte Corp.                                               67,952
    13,154   Raytheon Co.                                             349,239
     7,007   Rockwell International Corp.                             267,107
     5,512   Textron, Inc.                                            303,380
     6,886   Thermo Electron Corp.*                                   151,630
     2,244   Thomas & Betts Corp.                                      49,525
    74,694   Tyco International Ltd.                                4,070,823
    18,195   United Technologies Corp.                              1,332,966
     3,582   W.W. Grainger, Inc.                                      147,435
    24,010   Waste Management, Inc.                                   739,988
--------------------------------------------------------------------------------
                                                                   39,228,665
--------------------------------------------------------------------------------
Technology -- 21.6%
     9,274   Adobe Systems, Inc.                                      435,878
    12,063   Advanced Micro Devices, Inc.*                            348,379
    17,652   Agilent Technologies, Inc.*                              573,690
    15,294   Altera Corp.*                                            443,526
    13,860   Analog Devices, Inc.*                                    599,445
     3,106   Andrew Corp.*                                             57,306
   170,811   AOL Time Warner Inc.*                                  9,052,983
    13,331   Apple Computer, Inc.*                                    309,946
    31,296   Applied Materials, Inc.*                               1,536,634
    11,507   Applied Micro Circuits Corp.*                            197,920
     2,224   Autodesk, Inc.                                            82,955
    24,550   Automatic Data Processing Inc.                         1,220,135
    10,839   Avaya Inc.*                                              148,494
     9,349   BMC Software, Inc.*                                      210,726
     9,478   Broadcom Corp., Class A Shares*                          405,279
    10,306   BroadVision, Inc.*                                        51,530
     7,232   Cabletron Systems, Inc.*                                 165,251
   281,137   Cisco Systems, Inc.*                                   5,116,693
    10,120   Citizens Communications Co.*                             121,744
     7,099   Citrix Systems, Inc.*                                    247,755


                       See Notes to Financial Statements.


14 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Technology -- 21.6% (continued)
    65,383   Compaq Computer Corp.                                $ 1,012,792
    22,199   Computer Associates International, Inc.                  799,164
     6,463   Computer Sciences Corp.*                                 223,620
    14,281   Compuware Corp.*                                         199,791
     6,414   Comverse Technology, Inc.*                               369,575
     9,183   Conexant Systems, Inc.*                                   82,188
    99,999   Dell Computer Corp.*                                   2,594,974
    18,093   Electronic Data Systems Corp.                          1,130,812
    84,509   EMC Corp. *                                            2,454,986
    15,281   First Data Corp.                                         981,804
     4,790   Fiserv, Inc.*                                            306,464
    12,366   Gateway, Inc.*                                           203,421
    34,070   Global Crossing Ltd.*                                    294,365
    74,628   Hewlett-Packard Co.                                    2,134,361
   259,930   Intel Corp.                                            7,602,953
    67,794   International Business Machines Corp.                  7,660,722
     7,995   Intuit Inc.*                                             319,720
     7,334   Jabil Circuit, Inc.*                                     226,327
    50,487   JDS Uniphase Corp.*                                      643,709
     7,146   KLA-Tencor Corp.*                                        417,827
     4,884   Lexmark International Group*                             328,449
    12,254   Linear Technology Corp.                                  541,872
    13,956   LSI Logic Corp.*                                         262,373
   131,693   Lucent Technologies, Inc.                                816,497
    12,493   Maxim Integrated Products, Inc.*                         552,316
     3,125   Mercury Interactive Corp.*                               187,188
    22,952   Micron Technology, Inc.*                                 943,327
   206,103   Microsoft Corp.*                                      14,963,078
     7,496   Molex, Inc.                                              273,829
    84,504   Motorola, Inc.                                         1,399,386
     6,794   National Semiconductor Corp.*                            197,841
     3,745   NCR Corp.*                                               176,015
    12,411   Network Appliance, Inc.*                                 170,031
   122,994   Nortel Networks Corp.                                  1,118,015
    12,115   Novell, Inc.*                                             68,934
     5,420   Novellus Systems, Inc.*                                  307,802
   215,814   Oracle Corp.*                                          4,100,466
    21,580   Palm, Inc.*                                              130,991
    10,368   Parametric Technology, Inc.*                             145,048
     4,487   Parker-Hannifin Corp.                                    190,428
    11,000   PeopleSoft, Inc.*                                        541,530
     3,868   PerkinElmer, Inc.                                        106,486
     9,737   Pitney Bowes, Inc.                                       410,122
     3,571   QLogic Corp.*                                            230,151
    29,137   QUALCOMM, Inc.*                                        1,703,932
    63,965   Qwest Communications International Inc.*               2,038,565

                       See Notes to Financial Statements.


15 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------


  SHARES                            SECURITY                            VALUE
================================================================================
Technology -- 21.6% (continued)
     7,235   RadioShack Corp.                                      $  220,668
     5,088   Sabre Holdings Corp. *                                   254,400
    11,878   Sanmina Corp.*                                           278,064
     4,841   Sapient Corp.*                                            47,200
     6,203   Scientific-Atlanta, Inc.                                 251,842
    16,564   Siebel Systems, Inc.*                                    776,852
    24,958   Solectron Corp.*                                         456,731
   125,942   Sun Microsystems, Inc.*                                1,979,808
     8,509   Symbol Technologies, Inc.                                188,900
     3,677   Tektronix, Inc.                                           99,831
    15,883   Tellabs, Inc.*                                           306,224
     6,740   Teradyne, Inc.*                                          223,094
    66,984   Texas Instruments, Inc.                                2,109,996
     4,100   TMP Worldwide Inc.*                                      242,351
    12,203   Unisys Corp.*                                            179,506
    15,810   VERITAS Software Corp.*                                1,051,839
     7,340   Vitesse Semiconductor Corp.*                             154,434
    25,600   Xerox Corp.                                              244,992
    12,794   Xilinx, Inc.*                                            527,625
    21,649   Yahoo! Inc.*                                             432,764
--------------------------------------------------------------------------------
                                                                   92,917,637
--------------------------------------------------------------------------------
Utilities -- 8.4%
    30,056   ADC Telecommunications, Inc.*                            198,370
    20,538   The AES Corp.*                                           884,161
     4,752   Allegheny Energy, Inc.                                   229,284
    12,125   ALLTEL Corp.                                             742,778
     5,325   Ameren Corp.                                             227,378
    12,454   American Electric Power, Inc.                            575,001
   133,300   AT&T Corp.                                             2,932,600
    72,328   BellSouth Corp.                                        2,912,649
     5,394   CenturyTel, Inc.                                         163,438
     6,086   Cinergy Corp.                                            212,706
     5,000   CMS Energy Corp.                                         139,250
     8,172   Consolidated Edison, Inc.                                325,246
     6,260   Constellation Energy Group                               266,676
     9,261   Dominion Resources, Inc.                                 556,864
     5,557   DTE Energy Co.                                           258,067
    29,630   Duke Energy Corp.                                      1,155,866
    12,650   Edison International                                     141,047
    19,202   El Paso Energy Corp.                                   1,008,873
    28,880   Enron Corp.                                            1,415,120
     8,648   Entergy Corp.                                            331,997
    12,317   Exelon Corp.                                             789,766
     8,668   FirstEnergy Corp.                                        278,763
     6,812   FPL Group, Inc.                                          410,151

                       See Notes to Financial Statements.


16 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

  SHARES                            SECURITY                            VALUE
================================================================================
Utilities -- 8.4% (continued)
     4,627   GPU, Inc.                                             $  162,639
     5,227   KeySpan Corp.                                            190,681
    13,126   Mirant Corp.*                                            451,534
    29,365   Nextel Communications, Inc.*                             513,887
     6,190   Niagara Mohawk Holdings, Inc.*                           109,501
     1,739   NICOR, Inc.                                               67,786
     7,814   NiSource Inc.                                            213,557
     2,318   ONEOK, Inc.                                               45,665
     1,333   Peoples Energy Corp.                                      53,587
    15,122   PG&E Corp.                                               169,366
     5,584   PPL Corp.                                                307,120
     7,916   Progress Energy, Inc.                                    355,587
     8,281   Public Service Enterprise Group, Inc.                    404,941
    11,368   Reliant Energy, Inc.                                     366,163
   130,747   SBC Communications, Inc.                               5,237,725
     7,924   Sempra Energy                                            216,642
    26,024   Southern Co.                                             605,058
    34,060   Sprint Corp. (FON Group)                                 727,522
    35,977   Sprint Corp. (PCS Group)*                                868,845
     9,954   TXU Corp.                                                479,683
   104,401   Verizon Communications Inc.                            5,585,454
    18,623   Williams Cos., Inc.                                      613,628
   111,261   WorldCom, Inc.*                                        1,664,465
    13,145   Xcel Energy, Inc.                                        373,975
--------------------------------------------------------------------------------
                                                                   35,941,062
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $457,321,473)                               424,812,491
================================================================================
   FACE
  AMOUNT                            SECURITY                            VALUE
================================================================================
U.S. TREASURY BILL -- 0.2%
$1,000,000   U.S. Treasury Bill, 0.000% due 9/13/01
             (Cost -- $992,843)                                       992,842
================================================================================
REPURCHASE AGREEMENT -- 0.9%
 3,975,000   J.P. Morgan Chase & Co., 3.600% due 7/2/01;
             Proceeds at maturity -- $3,976,193; (Fully
             collateralized by U.S. Treasury Bonds, 8.750%
             due 11/15/08; Market value -- $4,056,281)
             (Cost-- $3,975,000)                                    3,975,000
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $462,289,316**)                             429,780,333
================================================================================

*     Non-income producing security.
+ A portion of this security has been segregated as collateral for open futures contracts commitments.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


17 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 2001
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $462,289,316)                   $ 429,780,333
  Cash                                                                 806,228
  Receivable for Fund shares sold                                      432,396
  Dividends and interest receivable                                    317,302
  Receivable for securities sold                                       131,231
  Receivable from broker - variation margin                             23,500
  Other receivables                                                    149,824
--------------------------------------------------------------------------------
  Total Assets                                                     431,640,814
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                     528,978
  Payable for Fund shares purchased                                    198,751
  Management fee payable                                                35,604
  Administration fee payable                                            34,472
  Distribution fees payable                                             17,331
  Payable to affiliate                                                  12,940
  Accrued expenses                                                     159,591
--------------------------------------------------------------------------------
  Total Liabilities                                                    987,667
--------------------------------------------------------------------------------
Total Net Assets                                                 $ 430,653,147
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                     $      34,633
  Capital paid in excess of par value                              463,563,085
  Undistributed net investment income                                1,652,310
  Accumulated net realized loss on security transactions
  and futures contracts                                             (2,007,552)
  Net unrealized depreciation of investments and
    futures contracts                                              (32,589,329)
--------------------------------------------------------------------------------
Total Net Assets                                                 $ 430,653,147
================================================================================
Shares Outstanding:
  SB Shares                                                         32,040,730
  ------------------------------------------------------------------------------
  Citi Shares                                                        2,592,537
  ------------------------------------------------------------------------------
Net Asset Value:
  SB Shares (and redemption price)                                      $12.43
  ------------------------------------------------------------------------------
  Citi Shares (and redemption price)                                    $12.46
================================================================================

                       See Notes to Financial Statements


18 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
  Dividends                                                      $  2,467,468
  Interest                                                            396,940
  Less: Foreign withholding tax                                       (13,580)
--------------------------------------------------------------------------------
  Total Investment Income                                           2,850,828
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                          384,132
  Investment advisory fee (Note 2)                                    313,151
  Administration fee (Note 2)                                         208,767
  Shareholder and system servicing fees                               136,351
  Registration fees                                                    94,005
  Custody                                                              26,675
  Shareholder communications                                           25,000
  Audit and legal                                                      15,171
  Trustees' fees                                                        9,341
  Other                                                                 1,809
--------------------------------------------------------------------------------
  Total Expenses                                                    1,214,402
  Less: Administration fee waiver (Note 2)                            (16,100)
--------------------------------------------------------------------------------
  Net Expenses                                                      1,198,302
--------------------------------------------------------------------------------
Net Investment Income                                               1,652,526
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)        (3,132,415)
    Futures contracts                                               2,030,684
--------------------------------------------------------------------------------
  Net Realized Loss                                                (1,101,731)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of
  Investments and Futures Contracts:
    Beginning of period                                            (1,759,456)
    End of period                                                 (32,589,329)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                         (30,829,873)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                     (31,931,604)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                           $(30,279,078)
================================================================================

                       See Notes to Financial Statements.


19 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000

                                                      2001             2000
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $ 1,652,526     $ 2,474,585
  Net realized gain (loss)                          (1,101,731)      2,455,565
  Increase in net unrealized depreciation          (30,829,873)    (39,811,091)
--------------------------------------------------------------------------------
  Decrease in Net Assets From Operations           (30,279,078)    (34,880,941)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     --      (2,474,566)
  Net realized gains                                        --      (3,560,877)
  Capital                                                   --         (14,475)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                             --      (6,049,918)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                 134,566,303     267,298,274
  Net asset value of shares issued for
    reinvestment of dividends                               --       5,770,151
  Cost of shares reacquired                        (60,067,286)   (118,764,879)
--------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share
    Transactions                                    74,499,017     154,303,546
--------------------------------------------------------------------------------
Increase in Net Assets                              44,219,939     113,372,687

NET ASSETS:
  Beginning of period                              386,433,208     273,060,521
--------------------------------------------------------------------------------
  End of period*                                  $430,653,147    $386,433,208
================================================================================
* Includes undistributed (overdistributed)
  net investment income of:                         $1,652,310           $(216)
================================================================================

                       See Notes to Financial Statements.


20 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney S&P 500 Index Fund ("Fund") is a separate investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and six other funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney Mid Cap Core Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney International Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports. The financial highlights and other pertinent information for the Smith Barney S&P 500 Index Fund -- SB Shares are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;


21 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000 reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment;
(j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration
   Agreement and Other Transactions

Travelers Investment Management Company, ("TIMCO"), a wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays TIMCO an advisory fee calculated at an annual rate of 0.15% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, another subsidiary of Citigroup, acts as administrator to the Fund. The Fund pays SBFM an administration fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended June 30, 2001, SBFM waived a portion of its administration fees amounting to $16,100.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended June 30, 2001, the Fund paid transfer agent fees of $85,356, to CFTC.


22 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the six months ended June 30, 2001, there were no brokerage commissions paid to SSB.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                        $ 95,443,758
--------------------------------------------------------------------------------
Sales                                                               5,013,465
================================================================================

At June 30, 2001 the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                    $ 35,583,233
Gross unrealized depreciation                                     (68,092,216)
--------------------------------------------------------------------------------
Net unrealized depreciation                                      $(32,508,983)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


23 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2001, the Fund did not enter into any written covered call or put option contracts.


24 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 2001, the Fund had the following open futures contracts:

                # of                         Basis       Market     Unrealized
          Contracts to Buy   Expiration      Value        Value        Loss
--------------------------------------------------------------------------------
S&P 500          20            9/15/01    $6,238,346   $6,158,000    $(80,346)
--------------------------------------------------------------------------------

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2001, the Fund did not hold any securities on loan.


25 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

8. Shares of Beneficial Interest

At June 30, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At June 30, 2001, total paid-in capital amounted to the following for each class:

                                       SB Shares               Citi Shares
--------------------------------------------------------------------------------
Total Paid-In Capital                $428,004,512             $35,593,206
--------------------------------------------------------------------------------

Transactions in shares of the Fund were as follows:

                                       Six Months Ended                      Year Ended
                                         June 30, 2001                   December 31, 2000
                                     ----------------------            -----------------------
                                     Shares          Amount            Shares           Amount
------------------------------------------------------------------------------------------------
SB Shares*
Shares sold                         9,065,298    $ 116,733,941       15,684,936    $ 226,996,751
Shares issued on reinvestment            --               --            390,495        5,250,852
Shares reacquired                  (3,748,602)     (47,469,419)      (6,179,929)     (89,480,683)

------------------------------------------------------------------------------------------------
Net Increase                        5,316,696    $  69,264,522        9,895,502    $ 142,766,920
------------------------------------------------------------------------------------------------

Citi Shares**
Shares sold                         1,430,161    $  17,832,362        2,722,012    $  40,301,522
Shares issued on reinvestment            --               --             38,545          519,299
Shares reacquired                  (1,000,690)     (12,597,867)      (1,971,517)     (29,284,195)

------------------------------------------------------------------------------------------------
Net Increase                          429,471    $   5,234,495          789,040    $  11,536,626
------------------------------------------------------------------------------------------------

*  On September 5, 2000, Class A shares were renamed SB Shares.
** On September 5, 2000, Class D shares were renamed Citi Shares.


26 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Citi Shares(1)                          2001(2)(3)         2000(3)       1999(3)(4)          1999(5)             1998(6)
=======================================================================================================================
Net Asset Value,
  Beginning Period                       $13.39            $15.01         $14.28             $11.99              $11.00
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(7)                 0.06              0.14           0.01               0.17                0.03
  Net realized and unrealized
    gain (loss)                           (0.99)            (1.52)          0.83               2.26                0.96
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                              (0.93)            (1.38)          0.84               2.43                0.99
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      --             (0.11)         (0.11)             (0.07)                 --
  Net realized gains                         --             (0.13)            --              (0.07)                 --
  Capital                                    --             (0.00)*           --                 --                  --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                          --             (0.24)         (0.11)             (0.14)                 --
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                          $12.46            $13.39         $15.01             $14.28              $11.99
-----------------------------------------------------------------------------------------------------------------------
Total Return                              (6.95)%++         (9.20)%         5.91%+            20.29%               9.00%++
-----------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)                  $32,304           $28,968        $20,626            $14,068              $1,810
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(7)(8)                           0.39%+            0.36%          0.36%+             0.34%               0.36%+
  Net investment income                    0.98              0.90           0.90+              1.08                1.33
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       1%                4%             0%                 6%                  4%
=======================================================================================================================

(1)   On September 5, 2000, Class D shares were renamed Citi shares.
(2)   For the six months ended June 30, 2001 (unaudited).
(3) Per share amounts have been calculated using the monthly average shares method.
(4) For the period from December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the Fund.
(5)   For the year ended November 30, 1999.
(6)   For the period from August 4, 1998 (inception date) to November 30, 1998.
(7) The administrator has agreed to waive all or a portion of its fees for the six months ended June 30, 2001, the year ended December 31, 2000, the period ended December 31, 1999, the year ended November 30, 1999 and for the period ended November 30, 1998. In addition, the administrator agreed to reimburse expenses of $15,109 and $177,520 for the periods ended December 31, 1999 and November 30, 1998, respectively. If these fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratio would have been as follows:

                   Per Share Decreases to         Expense Ratios Without
                    Net Investment Income        Waiver and Reimbursement
                    --------------------          -----------------------
      2001                 $0.00*                          0.40%+
      2000                  0.00*                          0.36
      1999(4)               0.00*                          0.53+
      1999(5)               0.01                           0.43
      1998                  0.04                           1.18+

(8) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.39%.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


27 Smith Barney S&P 500 Index Fund   |   2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
S&P INDEX FUND
--------------------------------------------------------------------------------

TRUSTEES

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon,
  Chairman
Cornelius C. Rose, Jr.
James J. Crisona, Emeritus

OFFICERS

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Sandip A. Bhagat, CFA
Vice President and
Investment Officer

John Lau
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Travelers Investment
Management Co.

ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

Boston Financial Data Services
P.O. Box 9083
Boston, Massachusetts
02205-9083

Smith Barney S&P 500 Index Fund
--------------------------------------------------------------------------------
This report is submitted for general information of the shareholders of Smith Barney S&P 500 Index Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

Smith Barney S&P 500 Index Fund
Smith Barney Mutual Funds
7 World Trade Center
New York, New York 10048

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

        SALOMON SMITH BARNEY
----------------------------
A member if citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02356 8/01